UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Unconstrained Bond Fund

Message from the President and Annual Report

October 31, 2016

This Page Intentionally Left Blank

Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.22 4.94%	3.34 4.29%	4.65 5.14%	1.01 1.01%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.28 5.00	3.25 4.20	4.55 5.03	1.03 1.03
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.84 4.16	3.08 3.43	4.24 4.24	1.78 1.78
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.16 4.16	3.43 3.43	4.23 4.23	1.78 1.78
Class I Shares	No Sales Charge		5.32	4.55	5.43	0.76
Class R2 Shares[4]	No Sales Charge		4.84	4.19	5.03	1.11
Class R3 Shares[5]	No Sales Charge		4.58	3.93	4.77	1.36

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class A shares through February 27, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R2 shares would likely have been different.
5.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[6]	4.37%	2.90%	4.64%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[7]	0.54	0.37	1.36
Morningstar Nontraditional Bond Category Average[8]	3.99	2.63	3.48

6.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London
InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. An investment cannot be made directly in an index.
8.	The Fund has selected the Morningstar nontraditional bond category average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,045.10	$5.91	$1,019.40	$5.84

Investor Class Shares	$1,000.00	$1,044.60	$6.06	$1,019.20	$5.99

Class B Shares	$1,000.00	$1,041.30	$9.90	$1,015.40	$9.78

Class C Shares	$1,000.00	$1,041.30	$9.90	$1,015.40	$9.78

Class I Shares	$1,000.00	$1,046.40	$4.63	$1,020.60	$4.57

Class R2 Shares	$1,000.00	$1,044.70	$6.68	$1,018.60	$6.60

Class R3 Shares	$1,000.00	$1,042.20	$7.24	$1,018.00	$7.15

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.15% for Class A, 1.18% for Investor Class, 1.93% for Class B and Class C, 0.90% for Class I and 1.30% for Class R2 and 1.50% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Bank of America Corp., 3.248%–8.57%, due 6/1/19–12/29/49

2.	Morgan Stanley, 4.875%–5.45%, due 11/1/22–7/29/49

3.	USAGM HoldCo LLC, 4.75%–9.50%, due 7/28/22–7/28/23

4.	Wells Fargo & Co., 4.65%–5.90%, due 1/15/44–12/29/49

5.	Goldman Sachs Group, Inc. (The), 2.35%–3.625%, due 11/15/21–1/22/23
6.	Quikrete Holdings, Inc., 4.00%, due 9/28/20

7.	Tesoro Corp., 5.125%, due 4/1/24

8.	Liberty Mutual Group, Inc., 6.50%–10.75%, due 3/15/35–6/15/88

9.	Lennar Corp., 4.50%, due 6/15/19–11/15/19

10.	Citigroup, Inc., 6.30%, due 12/29/49

8	MainStay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil1 of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Unconstrained Bond Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Unconstrained Bond Fund returned 4.94% for Class A shares, 5.00% for Investor Class shares and 4.16% for Class B and Class C shares for the 12 months ended October 31, 2016. Over the same period, the Fund returned 5.32% for Class I shares, 4.84% for Class R2 shares and 4.58% for Class R3 shares.2 For the 12 months ended October 31, 2016, all share classes-except Class B and Class C shares-outperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index,3 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the 0.54% return of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,3 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2016, all share classes outperformed the 3.99% return of the Morningstar Nontraditional Bond Category Average,4 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Throughout the reporting period, our strategy was to maintain overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in spread product,5 including high-yield bonds, bank loans and investment-grade credit. Although this positioning fell out of favor at the beginning of the reporting period, credit rebounded strongly from mid-February to the end of the reporting period, moving up from a low point as oil prices rebounded and fears of a slowing U.S. economy diminished. This sharp correction in the credit markets, coupled with the Fund’s overweight position in credit compared to the benchmark, was the driving force behind the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. In a stressed market, investors typically seek safe harbors and the market generally demands more compensation for risk, creating an opportunity for defensively-postured funds to outperform as prices for riskier assets fall. Conditions like these were seen early in the reporting period, and they detracted from the Fund’s credit bias. In a market with an appetite for risk, the risk premium for spread product falls, leading to tighter spreads and higher prices for risk assets. Conditions like these were seen in the second half of the reporting period, and they were beneficial for the Fund’s credit bias.

What was the Fund’s duration6 strategy during the reporting period?

In order to reduce the Fund’s sensitivity to interest rates, the Fund’s duration was generally shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index throughout the reporting period. At the end of the reporting period, the Fund’s duration was approximately 1.4 years, which was shorter than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, a number of factors were considered in positioning the Fund. These factors included inconsistent economic data, global central-bank monetary policy, volatility in energy prices and the impact of the U.K.’s decision to leave the European Union (“Brexit”). Nevertheless, we did not make any significant shifts in the Fund’s positioning during the reporting period. We believed that corporate bonds (both investment grade and high yield) and bank loans warranted overweight positions in the Fund compared to government-related securities. This positioning reflected the current low-interest-rate environment, significant refinancing in the credit markets, generally improved balance sheet fundamentals and a more favorable supply/demand balance for corporate debt.

We did, however, slightly trim the Fund’s high-yield corporate bond position, and we slightly increased the Fund’s exposure to investment-grade bonds. Within the high-yield bond sector, we reduced the Fund’s position in energy. Although energy prices rose from their lows in February, prices remained well below their highs and defaults remained a concern.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The Fund’s high-yield credit component was the largest contributor to the Fund’s performance during the reporting period, as lower-quality credits performed better than higher-quality credits. (Contributions take weightings and total returns into account.) Bank loans and investment-grade credit also

1.	Mr. Wagenseil served as a portfolio manager for the Fund until August 6, 2016.
2.	See footnote on page 5 for more information on Class R3 shares.
3.	See footnote on page 6 for more information on this index.
4.	See footnote on page 6 for more information on the Morningstar Nontraditional Bond Category Average.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

contributed positively to the Fund’s performance but underperformed high-yield returns.

Within the Fund’s high-yield position, home builders, wireless communications and some commodity-related securities contributed positively to the Fund’s performance. Within the investment-grade credit market, the Fund’s financial holdings also contributed positively to results. Within high yield, the Fund’s energy positions were positive contributors during the reporting period, but the Fund’s underweight position in energy detracted from performance. The transportation sector also underperformed.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund initiated positions in wireless provider Sprint and consumer goods company Mondelez. Both positions were purchased as new issues and offered attractive yields for the Fund, and the Sprint bonds were secured by the company’s wireless spectrum. During the reporting period, the Fund sold bonds in energy companies Weatherford and Denbury Resources. The bonds of both companies rallied with the run-up in energy prices and were sold to promote risk reduction in the Fund.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund slightly trimmed its high-yield credit position and slightly increased its exposure to investment-grade credit. As previously noted, the Fund reduced its high-yield energy exposure.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in spread product, specifically in high-yield bonds and bank loans. The increased volatility experienced in the third quarter of 2015 created a wider disparity between spreads and defaults, increasing our conviction in the Fund’s overweight position in high-yield securities. As of the same date, the Fund held underweight positions relative to the Index in sectors that are more rate sensitive, such as U.S. Treasury securities and agency securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Unconstrained Bond Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Long-Term Bonds 97.0%† Asset-Backed Securities 0.3%
Home Equity 0.2%
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A5 0.585%, due 10/25/36 (a)	$182,602	$178,385
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3A 0.595%, due 5/25/37 (a)	145,134	105,472
First NLC Trust
Series 2007-1, Class A1 0.595%, due 8/25/37 (a)(b)	374,075	210,416
GSAA Home Equity Trust
Series 2006-14, Class A1 0.575%, due 9/25/36 (a)	774,329	393,262
Home Equity Loan Trust
Series 2007-FRE1, Class 2AV1 0.655%, due 4/25/37 (a)	70,625	68,940
HSI Asset Securitization Corp. Trust
Series 2007-NC1, Class A1 0.625%, due 4/25/37 (a)	3,581	2,560
JPMorgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1 0.625%, due 3/25/47 (a)	144,050	83,937
MASTR Asset Backed Securities Trust
Series 2006-HE4, Class A1 0.575%, due 11/25/36 (a)	97,433	45,852
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.625%, due 9/25/36 (a)	348,139	171,513
Series 2006-HE8, Class A2B 0.625%, due 10/25/36 (a)	177,581	100,869
Series 2007-HE4, Class A2A 0.635%, due 2/25/37 (a)	93,810	44,260
Series 2007-NC2, Class A2FP 0.675%, due 2/25/37 (a)	355,511	211,572
Renaissance Home Equity Loan Trust
Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	892,902	442,257
Securitized Asset-Backed Receivables LLC Trust
Series 2007-BR4, Class A2A 0.615%, due 5/25/37 (a)	416,252	255,510
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.605%, due 6/25/37 (a)	363,627	245,076
Series 2006-EQ2, Class A2 0.635%, due 1/25/37 (a)	226,258	161,719

	Principal Amount	Value
Home Equity (continued)
Specialty Underwriting & Residential Finance Trust
Series 2006-BC4, Class A2B 0.635%, due 9/25/37 (a)	$930,652	$468,031

		3,189,631

Student Loans 0.1%
KeyCorp Student Loan Trust
Series 2000-A, Class A2 0.982%, due 5/25/29 (a)	840,378	809,545

Total Asset-Backed Securities (Cost $5,247,377)		3,999,176

Convertible Bond 0.1%
Transportation 0.1%
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	1,900,000	1,202,938

Total Convertible Bond (Cost $2,079,837)		1,202,938

Corporate Bonds 79.0%
Advertising 0.2%
Lamar Media Corp. 5.375%, due 1/15/24	2,695,000	2,836,488

Aerospace & Defense 1.5%
KLX, Inc. 5.875%, due 12/1/22 (b)	8,935,000	9,093,149
Moog, Inc. 5.25%, due 12/1/22 (b)	5,505,000	5,642,625
Orbital ATK, Inc.
5.25%, due 10/1/21 (d)	2,250,000	2,328,750
5.50%, due 10/1/23	4,045,000	4,206,800

		21,271,324

Airlines 1.4%
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23	2,934,806	3,308,994
Series 2003-ERJ1 7.875%, due 1/2/20	148,727	155,141
Series 2005-ERJ1 9.798%, due 10/1/22	405,716	447,302
Delta Air Lines, Inc.
Series 2011-1, Class A, Pass Through Trust 5.30%, due 10/15/20	847,990	907,349

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
U.S. Airways Group, Inc.
Series 2012-1, Class A, Pass Through Trust 5.90%, due 4/1/26	$2,237,004	$2,564,166
Series 2010-1, Class A, Pass Through Trust 6.25%, due 10/22/24	6,610,487	7,486,376
United Airlines, Inc.
Series 2014-2, Class B, Pass Through Trust 4.625%, due 3/3/24	5,592,644	5,690,515

		20,559,843

Auto Manufacturers 0.9%
Ford Holdings LLC 9.30%, due 3/1/30	93,000	131,959
Ford Motor Co.
7.45%, due 7/16/31	39,000	51,243
8.90%, due 1/15/32	3,009,000	4,122,201
Ford Motor Credit Co. LLC 8.00%, due 12/15/16	22,000	22,170
General Motors Financial Co., Inc. 3.45%, due 4/10/22	8,590,000	8,685,770

		13,013,343

Auto Parts & Equipment 2.6%
Dana, Inc. 5.375%, due 9/15/21	8,575,000	8,891,203
Goodyear Tire & Rubber Co. (The)
5.00%, due 5/31/26	2,000,000	2,017,500
7.00%, due 5/15/22	1,000,000	1,051,250
MPG Holdco I, Inc. 7.375%, due 10/15/22	7,910,000	8,058,312
Schaeffler Finance B.V. 4.75%, due 5/15/23 (b)	6,490,000	6,692,813
ZF North America Capital, Inc. 4.50%, due 4/29/22 (b)	9,440,000	9,994,600

		36,705,678

Banks 10.7%
♦Bank of America Corp.
3.248%, due 10/21/27	5,170,000	5,171,934
3.30%, due 1/11/23	510,000	524,594
4.25%, due 10/22/26	7,260,000	7,628,155
5.125%, due 12/29/49 (a)	4,990,000	4,919,142
5.625%, due 7/1/20	1,720,000	1,925,081
6.11%, due 1/29/37	2,807,000	3,407,611
6.30%, due 12/29/49 (a)	3,570,000	3,895,405
7.625%, due 6/1/19	420,000	479,511
8.57%, due 11/15/24	1,645,000	2,113,248
Bank of New York Mellon Corp. (The) 4.625%, due 12/29/49 (a)	3,850,000	3,758,755

	Principal Amount	Value
Banks (continued)
Barclays Bank PLC 5.14%, due 10/14/20	$8,037,000	$8,661,555
Capital One Financial Corp.
4.20%, due 10/29/25	800,000	830,706
5.55%, due 12/29/49 (a)	4,375,000	4,423,602
♦Citigroup, Inc. 6.30%, due 12/29/49 (a)	10,800,000	11,056,500
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (b)	2,270,000	2,338,627
♦Goldman Sachs Group, Inc. (The)
2.35%, due 11/15/21	12,990,000	12,911,099
3.625%, due 1/22/23	7,257,000	7,635,358
JPMorgan Chase & Co. 6.125%, due 12/29/49 (a)	7,595,000	8,041,586
♦Morgan Stanley
4.875%, due 11/1/22	4,287,000	4,708,669
5.00%, due 11/24/25	2,465,000	2,726,554
5.45%, due 7/29/49 (a)(d)	11,425,000	11,454,705
Royal Bank of Canada 2.50%, due 1/19/21	5,565,000	5,708,238
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	8,746,000	8,658,977
Toronto-Dominion Bank (The) 1.80%, due 7/13/21	6,995,000	6,953,911
US Bancorp 2.20%, due 4/25/19	3,410,000	3,475,997
US Bank N.A. 1.40%, due 4/26/19	3,730,000	3,723,148
♦Wells Fargo & Co.
4.65%, due 11/4/44	825,000	852,733
5.606%, due 1/15/44	5,375,000	6,302,746
5.90%, due 12/29/49 (a)	5,835,000	6,104,869
Wells Fargo Capital X 5.95%, due 12/1/86	1,490,000	1,594,300

		151,987,316

Beverages 0.9%
Dr Pepper Snapple Group, Inc. 3.20%, due 11/15/21	4,768,000	4,983,046
PepsiCo Inc. 1.35%, due 10/4/19	7,170,000	7,166,430

		12,149,476

Building Materials 1.3%
Masco Corp. 7.125%, due 3/15/20	2,250,000	2,576,250
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	8,400,000	8,683,500
USG Corp. 5.875%, due 11/1/21 (b)	6,755,000	7,075,862

		18,335,612

12	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 1.8%
Air Liquide Finance S.A.
1.375%, due 9/27/19 (b)	$4,135,000	$4,111,228
1.75%, due 9/27/21 (b)	2,785,000	2,749,639
Ashland LLC 4.75%, due 8/15/22	2,970,000	3,068,366
Dow Chemical Co. (The) 8.55%, due 5/15/19	693,000	807,476
Huntsman International LLC
5.125%, due 4/15/21	EUR 3,275,000	3,813,680
5.125%, due 11/15/22	$3,500,000	3,622,500
WR Grace & Co. 5.125%, due 10/1/21 (b)	6,410,000	6,826,650

		24,999,539

Commercial Services 1.1%
Hertz Corp. (The) 6.25%, due 10/15/22	3,865,000	3,961,625
Service Corporation International 5.375%, due 1/15/22	1,835,000	1,903,813
United Rentals North America, Inc.
4.625%, due 7/15/23	4,710,000	4,863,075
5.75%, due 11/15/24	1,750,000	1,815,625
6.125%, due 6/15/23 (d)	3,259,000	3,405,655

		15,949,793

Computers 0.6%
NCR Corp.
5.00%, due 7/15/22	5,215,000	5,296,458
6.375%, due 12/15/23 (d)	3,350,000	3,542,625

		8,839,083

Diversified Financial Services 0.1%
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	1,690,000	1,696,118

Electric 2.8%
Calpine Corp. 5.75%, due 1/15/25 (d)	4,760,000	4,629,100
CMS Energy Corp.
3.875%, due 3/1/24	3,818,000	4,096,466
6.25%, due 2/1/20	1,980,000	2,242,752
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	7,758,000	8,559,805
Great Plains Energy, Inc.
4.85%, due 6/1/21	5,200,000	5,674,781
5.292%, due 6/15/22 (c)	663,000	734,831
IPALCO Enterprises, Inc. 3.45%, due 7/15/20	8,560,000	8,774,000
WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)	5,495,000	4,808,125

		39,519,860

	Principal Amount	Value
Electronics 0.6%
Honeywell International, Inc. 1.40%, due 10/30/19	$7,840,000	$7,830,757

Engineering & Construction 0.5%
SBA Communications Corp. 4.875%, due 7/15/22	6,561,000	6,692,220

Entertainment 0.5%
Isle of Capri Casinos, Inc.
5.875%, due 3/15/21	485,000	504,400
8.875%, due 6/15/20 (d)	5,815,000	6,156,631

		6,661,031

Finance—Auto Loans 0.5%
Ally Financial, Inc. 8.00%, due 11/1/31	5,610,000	6,703,950

Finance—Commercial 0.5%
CIT Group, Inc.
5.00%, due 8/1/23	2,000,000	2,130,200
6.625%, due 4/1/18 (b)	5,100,000	5,355,000

		7,485,200

Finance—Consumer Loans 1.5%
Navient Corp.
5.00%, due 10/26/20	3,210,000	3,169,875
8.00%, due 3/25/20	1,846,000	2,002,910
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (b)	8,015,000	8,295,525
Springleaf Finance Corp.
6.00%, due 6/1/20	3,100,000	3,127,125
7.75%, due 10/1/21	4,850,000	5,053,215

		21,648,650

Finance—Credit Card 0.2%
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,000,000	3,064,332

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC 6.45%, due 6/8/27	1,100,000	1,227,282

Finance—Leasing Companies 0.2%
Air Lease Corp. 2.125%, due 1/15/20	3,275,000	3,270,386

Food 2.9%
J.M. Smucker Co. (The) 1.75%, due 3/15/18	5,645,000	5,667,106
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	4,595,000	4,528,009

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Kroger Co. (The) 1.50%, due 9/30/19	$4,130,000	$4,107,905
Mondelez International Holdings Netherlands B.V.
1.625%, due 10/28/19 (b)	4,500,000	4,484,164
2.00%, due 10/28/21 (b)	4,885,000	4,836,541
Premier Foods Finance PLC 6.50%, due 3/15/21 (b)	GBP 4,500,000	5,452,923
TreeHouse Foods, Inc. 4.875%, due 3/15/22 (d)	$6,125,000	6,354,687
Tyson Foods, Inc. 3.95%, due 8/15/24	5,450,000	5,784,734

		41,216,069

Forest Products & Paper 0.4%
Domtar Corp. 10.75%, due 6/1/17	308,000	323,565
Georgia-Pacific LLC 8.00%, due 1/15/24	2,945,000	3,873,090
International Paper Co. 7.30%, due 11/15/39	693,000	911,057

		5,107,712

Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.625%, due 5/20/24	2,708,000	2,836,630

Health Care—Products 0.9%
Hologic, Inc. 5.25%, due 7/15/22 (b)	8,195,000	8,667,032
Stryker Corp. 2.625%, due 3/15/21	2,179,000	2,220,107
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,895,000	1,927,014

		12,814,153

Health Care—Services 1.5%
DaVita, Inc. 5.75%, due 8/15/22 (d)	2,995,000	3,069,935
Fresenius Medical Care U.S. Finance II, Inc. 6.50%, due 9/15/18 (b)	2,500,000	2,693,750
HCA, Inc. 5.00%, due 3/15/24	8,645,000	9,003,767
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (b)	790,000	845,221
Tenet Healthcare Corp. 4.35%, due 6/15/20 (a)	6,250,000	6,296,875

		21,909,548

	Principal Amount	Value
Home Builders 5.2%
Beazer Homes USA, Inc. 5.75%, due 6/15/19	$3,206,000	$3,310,195
CalAtlantic Group, Inc.
6.25%, due 12/15/21	2,875,000	3,166,094
8.375%, due 1/15/21	4,560,000	5,415,000
D.R. Horton, Inc.
3.75%, due 3/1/19	2,750,000	2,832,500
5.75%, due 8/15/23	4,250,000	4,725,533
KB Home
7.25%, due 6/15/18	3,300,000	3,498,000
8.00%, due 3/15/20	2,250,000	2,497,500
♦Lennar Corp.
4.50%, due 6/15/19	5,800,000	6,075,500
4.50%, due 11/15/19	4,740,000	4,994,775
MDC Holdings, Inc.
5.50%, due 1/15/24	7,025,000	7,393,812
5.625%, due 2/1/20	1,608,000	1,724,580
Meritage Homes Corp. 7.00%, due 4/1/22	7,800,000	8,704,800
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (b)	6,245,000	6,135,713
Toll Brothers Finance Corp. 5.875%, due 2/15/22	5,750,000	6,339,375
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24 (d)	6,950,000	7,201,937

		74,015,314

Household Products & Wares 0.4%
Spectrum Brands, Inc. 5.75%, due 7/15/25 (d)	5,085,000	5,504,513

Insurance 4.9%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	8,525,000	10,016,875
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	9,873,000	9,305,302
Genworth Holdings, Inc.
4.90%, due 8/15/23	4,475,000	3,669,500
7.20%, due 2/15/21	300,000	278,250
♦Liberty Mutual Group, Inc.
6.50%, due 3/15/35 (b)	870,000	1,064,705
7.80%, due 3/7/87 (b)	7,453,000	8,757,275
10.75%, due 6/15/88 (a)(b)	938,000	1,418,725
Lincoln National Corp. 3.162%, due 5/17/66 (a)	3,537,000	2,876,112
Oil Insurance, Ltd. 3.82%, due 12/29/49 (a)(b)	8,452,000	6,719,340
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)	1,150,000	1,414,495

14	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Protective Life Corp. 8.45%, due 10/15/39	$3,621,000	$5,029,877
Provident Cos., Inc. 7.25%, due 3/15/28	5,460,000	6,737,787
Validus Holdings, Ltd. 8.875%, due 1/26/40	5,383,000	7,336,216
Voya Financial, Inc. 3.65%, due 6/15/26	1,240,000	1,231,572
XLIT, Ltd. 6.50%, due 10/29/49 (a)	4,116,000	3,156,458

		69,012,489

Internet 0.5%
Priceline Group, Inc. (The) 3.60%, due 6/1/26	6,700,000	6,946,647

Investment Management/Advisory Services 0.6%
Scottish Widows PLC Series Reg S 5.50%, due 6/16/23	GBP 6,500,000	8,389,559

Iron & Steel 2.1%
AK Steel Corp. 7.625%, due 10/1/21	$9,410,000	9,362,950
ArcelorMittal 7.25%, due 2/25/22	5,425,000	6,157,375
Cliffs Natural Resources, Inc. 5.90%, due 3/15/20	1,140,000	1,017,450
Steel Dynamics, Inc. 5.25%, due 4/15/23	7,666,000	7,934,310
Vale Overseas, Ltd. 6.25%, due 8/10/26	4,330,000	4,643,925

		29,116,010

Leisure Time 0.6%
NCL Corp., Ltd. 5.25%, due 11/15/19 (b)	2,215,000	2,248,225
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	6,115,000	6,543,050

		8,791,275

Lodging 1.5%
MGM Resorts International 6.00%, due 3/15/23 (d)	7,600,000	8,227,000
Starwood Hotels & Resorts Worldwide LLC
6.75%, due 5/15/18	946,000	1,018,697
7.15%, due 12/1/19	2,341,000	2,674,396
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.375%, due 3/15/22	6,130,000	6,290,913
5.50%, due 3/1/25 (b)	3,600,000	3,609,000

		21,820,006

	Principal Amount	Value
Machinery—Diversified 0.6%
Zebra Technologies Corp. 7.25%, due 10/15/22	$8,520,000	$9,180,300

Media 1.8%
Clear Channel Worldwide Holdings, Inc.
Series B 6.50%, due 11/15/22	2,615,000	2,663,377
Cox Communications, Inc. 6.95%, due 6/1/38 (b)	2,241,000	2,470,846
CSC Holdings LLC
5.50%, due 4/15/27 (b)	1,885,000	1,912,097
6.625%, due 10/15/25 (b)	150,000	162,563
DISH DBS Corp.
4.25%, due 4/1/18	3,350,000	3,429,562
6.75%, due 6/1/21 (d)	4,265,000	4,582,231
Sirius XM Radio, Inc. 5.375%, due 7/15/26 (b)	4,230,000	4,296,115
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	1,087,000	1,404,601
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)	5,000,000	5,125,000

		26,046,392

Metal Fabricate & Hardware 0.2%
Novelis Corp.
5.875%, due 9/30/26 (b)	1,970,000	1,994,625
6.25%, due 8/15/24 (b)	940,000	977,600

		2,972,225

Mining 0.4%
Aleris International, Inc. 7.875%, due 11/1/20	2,667,000	2,667,000
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (b)	2,940,000	3,410,400

		6,077,400

Miscellaneous—Manufacturing 1.2%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	7,860,000	7,879,650
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	1,585,000	1,497,825
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	11,250,000	8,128,125

		17,505,600

Oil & Gas 4.2%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	19,735,000	7,927,688
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	9,000,000	9,202,500
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 5.00%, due 12/1/24 (b)	6,710,000	6,542,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Murphy Oil USA, Inc. 6.00%, due 8/15/23	$8,818,000	$9,280,945
QEP Resources, Inc. 5.375%, due 10/1/22	3,350,000	3,316,500
SM Energy Co.
5.00%, due 1/15/24	1,970,000	1,832,100
6.125%, due 11/15/22	5,385,000	5,411,925
Sunoco, L.P. / Sunoco Finance Corp. 6.375%, due 4/1/23	3,945,000	4,033,762
♦Tesoro Corp. 5.125%, due 4/1/24	11,050,000	11,381,500

		58,929,170

Oil & Gas Services 0.5%
CGG S.A. 6.50%, due 6/1/21	6,150,000	3,105,750
PHI, Inc. 5.25%, due 3/15/19 (d)	4,800,000	4,620,000

		7,725,750

Packaging & Containers 3.3%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)	4,720,000	4,908,800
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
4.625%, due 5/15/23 (b)	4,250,000	4,292,500
6.75%, due 1/31/21 (b)	3,240,000	3,337,200
7.00%, due 11/15/20 (b)	652,941	672,529
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR 7,700,000	9,255,681
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/1/20 (b)	3,175,000	3,650,912
MeadWestvaco Corp. 7.375%, due 9/1/19	$1,800,000	2,051,129
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	5,555,000	5,811,919
Reynolds Group Issuer, Inc.
5.125%, due 7/15/23 (b)	2,115,000	2,171,174
5.75%, due 10/15/20	925,000	949,309
9.875%, due 8/15/19	1,183,000	1,212,575
Sealed Air Corp.
4.875%, due 12/1/22 (b)	5,070,000	5,342,513
5.50%, due 9/15/25 (b)	3,315,000	3,534,619

		47,190,860

Pharmaceuticals 0.9%
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (b)	3,865,000	3,362,550
Pfizer, Inc. 1.20%, due 6/1/18	9,540,000	9,546,115

		12,908,665

	Principal Amount	Value
Pipelines 1.7%
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.50%, due 3/1/20	$3,875,000	$3,981,562
Kinder Morgan, Inc.
5.625%, due 11/15/23 (b)	2,449,000	2,709,454
7.75%, due 1/15/32	2,035,000	2,488,610
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	4,150,000	3,825,262
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	3,725,000	3,697,435
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.875%, due 10/1/20	3,810,000	3,905,250
6.125%, due 10/15/21	3,500,000	3,661,875

		24,269,448

Private Equity 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.00%, due 8/1/20	5,790,000	5,688,675

Real Estate Investment Trusts 0.9%
Crown Castle International Corp. 5.25%, due 1/15/23	2,625,000	2,933,201
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	472,000	475,228
Iron Mountain Europe PLC 6.125%, due 9/15/22 (b)	GBP 3,475,000	4,412,905
Iron Mountain, Inc. 5.75%, due 8/15/24	$4,125,000	4,228,125
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,000	1,020

		12,050,479

Retail 4.1%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	5,200,000	5,473,000
Brinker International, Inc. 2.60%, due 5/15/18	1,875,000	1,883,203
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(e)	61,961	69,646
Dollar Tree, Inc. 5.75%, due 3/1/23	9,670,000	10,298,550
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	585,000	610,726
QVC, Inc. 4.85%, due 4/1/24	6,500,000	6,593,905

16	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Signet UK Finance PLC 4.70%, due 6/15/24	$10,160,000	$9,863,633
Starbucks Corp. 2.45%, due 6/15/26	4,279,000	4,283,527
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24 (d)	8,550,000	8,721,000
TJX Cos., Inc. (The) 2.25%, due 9/15/26	10,505,000	10,103,373

		57,900,563

Semiconductors 1.3%
NXP B.V. / NXP Funding LLC
4.125%, due 6/1/21 (b)	6,300,000	6,725,250
4.625%, due 6/15/22 (b)	2,960,000	3,226,400
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	8,700,000	8,917,500

		18,869,150

Software 0.8%
First Data Corp.
5.375%, due 8/15/23 (b)	1,785,000	1,847,475
6.75%, due 11/1/20 (b)	2,275,000	2,354,625
7.00%, due 12/1/23 (b)	755,000	790,863
Microsoft Corp. 1.10%, due 8/8/19	6,040,000	6,002,594

		10,995,557

Telecommunications 3.7%
CenturyLink, Inc. 5.80%, due 3/15/22 (d)	8,000,000	8,120,000
CommScope, Inc. 5.00%, due 6/15/21 (b)(f)	4,295,000	4,391,637
Hughes Satellite Systems Corp.
5.25%, due 8/1/26 (b)	1,510,000	1,487,350
6.50%, due 6/15/19	2,250,000	2,455,313
7.625%, due 6/15/21	1,035,000	1,134,619
Inmarsat Finance PLC 4.875%, due 5/15/22 (b)	2,435,000	2,296,449
Sprint Capital Corp. 8.75%, due 3/15/32 (d)	1,060,000	1,075,900
Sprint Communications, Inc. 7.00%, due 8/15/20	1,800,000	1,872,000
Sprint Corp.
7.25%, due 9/15/21	4,000,000	4,095,000
7.875%, due 9/15/23	1,650,000	1,633,500
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (b)	4,375,000	4,385,937

	Principal Amount	Value
Telecommunications (continued)
T-Mobile USA, Inc.
6.00%, due 3/1/23	$3,000,000	$3,157,500
6.125%, due 1/15/22	4,525,000	4,773,875
Telefonica Emisiones SAU 5.462%, due 2/16/21	1,000	1,126
Verizon Communications, Inc. 5.15%, due 9/15/23	3,573,000	4,087,012
ViaSat, Inc. 6.875%, due 6/15/20 (d)	7,340,000	7,596,900

		52,564,118

Transportation 0.8%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (b)	992,000	987,040
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	15,000	8,925
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	9,725,000	10,114,000

		11,109,965

Total Corporate Bonds (Cost $1,117,798,786)		1,121,911,523

Foreign Bonds 0.2%
Belgium 0.2%
Belfius Financing Co. 1.086%, due 2/9/17 (a)	GBP 2,000,000	2,435,664

United Kingdom 0.0%‡
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	449,000	693,144

Total Foreign Bonds (Cost $3,994,769)		3,128,808

Loan Assignments 17.3% (g)
Advertising 1.8%
Outfront Media Capital LLC
Term Loan B 3.00%, due 2/1/21	$8,117,500	8,110,738
♦USAGM HoldCo LLC
2015 Term Loan 4.75%, due 7/28/22	8,684,375	8,673,520
2015 2nd Lien Term Loan 9.50%, due 7/28/23	8,750,000	8,695,312

		25,479,570

Auto Manufacturers 0.3%
Navistar International Corp.
Term Loan B 6.50%, due 8/7/20	4,447,556	4,471,186

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Auto Parts & Equipment 1.1%
Allison Transmission, Inc.
New Term Loan B3 3.25%, due 9/23/22	$4,152,196	$4,181,262
MPG Holdco I, Inc.
2015 Term Loan B 3.75%, due 10/20/21	1,052,464	1,054,906
TI Group Automotive Systems LLC
2015 USD Term Loan 4.50%, due 6/30/22	10,964,250	10,968,822

		16,204,990

Building Materials 1.2%
Forterra, Inc.
Term Loan B (zero coupon), due 10/18/23	5,080,000	5,073,650
♦Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	11,686,979	11,712,024

		16,785,674

Chemicals 0.3%
Axalta Coating Systems U.S. Holdings, Inc.
USD Term Loan 3.75%, due 2/1/20	3,898,221	3,923,669

Commercial Services 1.2%
KAR Auction Services, Inc.
Term Loan B2 4.063%, due 3/11/21	8,719,156	8,766,388
Neff Rental LLC
2nd Lien Term Loan 7.25%, due 6/9/21	8,810,928	8,561,288

		17,327,676

Containers, Packaging & Glass 0.7%
Milacron LLC
Term Loan B 4.25%, due 9/28/20	6,602,740	6,635,753
Reynolds Group Holdings, Inc.
2016 USD Term Loan TBA, due 2/5/23	2,825,000	2,830,458

		9,466,211

Electric 0.1%
Calpine Corp.
Term Loan B5 3.59%, due 5/27/22	1,975,000	1,977,469

Entertainment 0.2%
Mohegan Tribal Gaming Authority
2016 Term Loan B 5.50%, due 9/28/23	3,000,000	2,989,374

	Principal Amount	Value
Environmental Controls 0.4%
GFL Environmental, Inc.
USD Term Loan B 3.75%, due 9/23/23	$6,000,000	$5,992,500

Food Services 0.3%
Aramark Services, Inc.
USD Term Loan F 3.338%, due 2/24/21	4,882,331	4,906,742

Health Care—Products 0.6%
Ortho-Clinical Diagnostics, Inc.
Term Loan B 4.75%, due 6/30/21	7,348,135	7,148,361
Sterigenics-Nordion Holdings LLC
2015 Term Loan B 4.25%, due 5/15/22	990,000	987,525

		8,135,886

Health Care—Services 1.4%
AmSurg Corp.
1st Lien Term Loan B 3.50%, due 7/16/21	6,880,461	6,877,455
Inventiv Health, Inc.
2016 Term Loan B (zero coupon), due 9/28/23	7,190,000	7,186,146
MPH Acquisition Holdings LLC
2016 Term Loan B 5.00%, due 6/7/23	5,023,055	5,079,564

		19,143,165

Household Products & Wares 1.2%
KIK Custom Products, Inc.
2015 Term Loan B 6.00%, due 8/26/22	7,672,500	7,643,728
Prestige Brands, Inc.
Term Loan B3 3.50%, due 9/3/21	8,913,863	8,944,509

		16,588,237

Iron & Steel 0.6%
Signode Industrial Group U.S., Inc.
USD Term Loan B 3.75%, due 5/1/21	8,126,473	8,090,920

Lodging 0.8%
Boyd Gaming Corp.
Term Loan B 4.00%, due 8/14/20	380,556	382,323
Hilton Worldwide Finance LLC
Term Loan B1 3.50%, due 10/26/20	972,611	975,564

18	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Lodging (continued)
Hilton Worldwide Finance, LLC
Term Loan B2 3.034%, due 10/25/23	$9,942,751	$9,990,685

		11,348,572

Machinery—Construction & Mining 0.2%
Terex Corp.
2014 USD Term Loan 3.588%, due 8/13/21	2,548,000	2,535,260

Machinery—Diversified 0.6%
Husky Injection Molding Systems, Ltd.
1st Lien Term Loan 4.25%, due 6/30/21	8,839,124	8,829,304

Media 0.9%
Charter Communications Operating LLC
Term Loan F 3.00%, due 1/4/21	8,788,449	8,793,335
Virgin Media Investment Holdings, Ltd.
USD Term Loan F 3.50%, due 6/30/23	4,161,125	4,174,994

		12,968,329

Miscellaneous—Manufacturing 0.4%
Gates Global, Inc.
Term Loan B 4.25%, due 7/6/21	5,606,660	5,514,773

Oil & Gas 0.3%
CITGO Petroleum Corp.
New Term Loan B 4.50%, due 7/29/21	4,281,188	4,241,052

Real Estate 0.3%
Realogy Corp.
2016 Term Loan B 3.75%, due 7/20/22	4,916,180	4,944,857

Retail 0.6%
ADS Waste Holdings, Inc.
Term Loan B2 3.75%, due 10/9/19	6,000,000	6,002,502
Pilot Travel Centers LLC
2016 Term Loan B 3.284%, due 5/25/23	2,772,053	2,787,069

		8,789,571

	Principal Amount	Value
Retail Stores 0.1%
Dollar Tree, Inc.
Term Loan B3 3.00%, due 7/6/22	$722,727	$729,051

Software 0.3%
First Data Corp.
Extended 2021 Term Loan 3.524%, due 3/24/21	4,016,556	4,027,055

Telecommunications 1.4%
Intelsat Jackson Holdings S.A.
Term Loan B2 3.75%, due 6/30/19	1,500,000	1,432,032
Level 3 Financing, Inc.
2015 Term Loan B2 3.50%, due 5/31/22	9,000,000	9,029,250
SBA Senior Finance II LLC
Term Loan B1 3.34%, due 3/24/21	8,834,014	8,836,469

		19,297,751

Total Loan Assignments (Cost $244,475,153)		244,708,844

Mortgage-Backed Securities 0.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Banc of America Commercial Mortgage Trust
Series 2005-J, Class 1A1 3.095%, due 11/25/35 (h)	174,702	155,573
Bayview Commercial Asset Trust
Series 2006-4A, Class A1 0.764%, due 12/25/36 (a)(b)	33,303	28,706
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR10, Class 5A2 3.081%, due 7/25/36 (h)	128,077	125,709

		309,988

Residential Mortgages (Collateralized Mortgage Obligations) 0.0%‡
Deutsche Alt-A Securities, Inc. Alternate Loan Trust
Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	77,491	73,287
WaMu Mortgage Pass-Through Certificates
Series 2006-AR14, Class 1A1 2.338%, due 11/25/36 (h)	135,308	119,919

		193,206

Total Mortgage-Backed Securities (Cost $491,594)		503,194

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
U.S. Government 0.0%‡
United States Treasury Note 0.0%
2.125%, due 8/15/21	$70,000	$72,540

Total U.S. Government (Cost $71,103)		72,540

Total Long-Term Bonds (Cost $1,374,158,619)		1,375,527,023

	Shares
Common Stocks 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.	15,078	476,465

Media 0.0%‡
ION Media Networks, Inc. (e)(i)(j)(k)	22	11,778

Total Common Stocks (Cost $464,141)		488,243

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.
Strike Price $10.00 Expires 7/10/19 (i)	20,476	280,521

Total Warrants (Cost $322,281)		280,521

	Principal Amount
Short-Term Investment 4.2%
Repurchase Agreement 4.2%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $59,942,790 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 9/15/18, with a Principal Amount of $60,915,000 and a Market Value of $61,143,431)	$59,942,740	59,942,740

Total Short-Term Investment (Cost $59,942,740)		59,942,740

Total Investments, Before Investments Sold Short (Cost $1,434,887,781) (l)	101.2%	1,436,238,527

	Principal Amount	Value
Long-Term Bonds Sold Short (2.2)% Corporate Bonds Sold Short (2.2%)
Household Products & Wares (0.3%)
ACCO Brands Corp. 6.75%, due 4/30/20	$(3,850,000)	$(4,052,125)

Oil & Gas (1.1%)
Noble Energy, Inc.
3.90%, due 11/15/24	(12,115,000)	(12,455,941)
4.15%, due 12/15/21	(3,000,000)	(3,182,373)

		(15,638,314)

Pharmaceuticals (0.8%)
Mylan N.V. 5.25%, due 6/15/46 (b)	(11,350,000)	(11,491,001)

Total Investments Sold Short (Proceeds $29,358,916)	(2.2)%	(31,181,440)

Total Investments, Net of Investments Sold Short (Cost $1,405,528,865)	99.0	1,405,057,087
Other Assets, Less Liabilities	1.0	14,506,944
Net Assets	100.0%	$1,419,564,031

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2016.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(J)).

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of these securities was $81,424, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2016.

(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2016.

(i)	Non-income producing security.

(j)	Restricted security.

20	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(k)	Illiquid security—As of October 31, 2016, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $11,778, which represented less than one-tenth of a percent of the Fund’s net assets (Unaudited).
(l)	As of October 31, 2016, cost was $1,434,975,742 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$28,684,801
Gross unrealized depreciation	(27,422,016)

Net unrealized appreciation	$1,262,785

As of October 31, 2016, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank N.A.	EUR	20,798,000	$22,870,035	$(39,024)
Pound Sterling vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank N.A.	GBP	21,751,000	26,615,307	7,933

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank N.A.	EUR	20,798,000	22,975,759	144,748
Euro vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank N.A.		15,675,000	17,240,885	(39,708)
Pound Sterling vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank N.A.	GBP	21,751,000	28,734,094	2,110,855
Pound Sterling vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank N.A.		21,332,000	26,149,491	(16,504)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$2,168,300

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(948)	December 2016	$(206,797,313)	$149,638
10-Year United States Treasury Note	547	December 2016	70,904,875	(232,002)
Euro-Bund	(373)	December 2016	(66,402,266)	1,246,587
United States Treasury Long Bond	(105)	December 2016	(17,085,469)	229,860

			$(219,380,173)	$1,394,083

1.	As of October 31, 2016, cash in the amount of $1,674,228 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2016.

As of October 31, 2016, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$125,000,000	USD	4/29/2017	Fixed 0.786%	3-Month USD-LIBOR	$—	$96,520	$96,520
$350,000,000	USD	5/6/2017	Fixed 0.861%	3-Month USD-LIBOR	—	152,877	152,877
$273,000,000	USD	7/8/2017	Fixed 0.877%	3-Month USD-LIBOR	—	156,732	156,732
$250,000,000	USD	10/8/2017	Fixed 0.730%	3-Month USD-LIBOR	—	606,863	606,863
$250,000,000	USD	10/16/2017	Fixed 0.695%	3-Month USD-LIBOR	—	706,298	706,298
$400,000,000	USD	2/16/2018	Fixed 0.670%	3-Month USD-LIBOR	(32,442)	1,826,456	1,794,014
$725,000,000	USD	7/22/2018	Fixed 0.937%	3-Month USD-LIBOR	(45,003)	1,559,098	1,514,095
					$(77,445)	$5,104,844	$5,027,399

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2016 (continued)

Open OTC credit default swap agreements as of October 31, 2016 were as follows:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$7,000	(1.00)%	$(257,177)	$(7,855)	$(265,032)

1.	As of October 31, 2016, cash in the amount of $4,918,889 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at October 31, 2016.

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,999,176	$—	$3,999,176
Convertible Bond	—	1,202,938	—	1,202,938
Corporate Bonds	—	1,121,911,523	—	1,121,911,523
Foreign Bonds	—	3,128,808	—	3,128,808
Loan Assignments (b)	—	225,147,735	19,561,109	244,708,844
Mortgage-Backed Securities	—	503,194	—	503,194
U.S. Government	—	72,540	—	72,540

Total Long-Term Bonds	—	1,355,965,914	19,561,109	1,375,527,023

Common Stocks (c)	476,465	—	11,778	488,243
Warrants	280,521	—	—	280,521
Short-Term Investment
Repurchase Agreement	—	59,942,740	—	59,942,740

Total Investments in Securities	756,986	1,415,908,654	19,572,887	1,436,238,527

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	2,263,536	—	2,263,536
Futures Contracts (d)	1,626,085	—	—	1,626,085
Interest Rate Swap Contracts (d)	—	5,027,399	—	5,027,399

Total Other Financial Instruments	1,626,085	7,290,935	—	8,917,020

Total Investments in Securities and Other Financial Instruments	$2,383,071	$1,423,199,589	$19,572,887	$1,445,155,547

22	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(31,181,440)	$—	$(31,181,440)

Total Long-Term Bonds Sold Short	—	(31,181,440)	—	(31,181,440)

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	(95,236)	—	(95,236)
Futures Contracts (d)	(232,002)	—	—	(232,002)
Credit Default Swap Contracts (d)	—	(265,032)	—	(265,032)

Total Other Financial Instruments	(232,002)	(360,268)	—	(592,270)

Total Investments in Securities Sold Short and Other Financial Instruments	$(232,002)	$(31,541,708)	$—	$(31,773,710)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $8,673,520, $6,635,753, $987,525, $2,535,260 and $729,051 of Level 3 securities held in Advertising, Containers, Packaging & Glass, Health Care—Products, Machinery—Construction & Mining and Retail Stores, respectively, within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $11,778 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

As of October 31, 2016, securities with a market value of $17,147,226 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2015, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs. (See Note 2)

As of October 31, 2016, a security with a market value of $7,985,661 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2015, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Apprecia- tion (Deprecia- tion)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2016 (b)
Long-Term Bonds
Loan Assignments
Advertising	$—	$12,534	$572	$185,922	$570,805	$(65,625)	$7,969,312	$—	$8,673,520	$184,662
Commercial Services	7,985,661	—	—	—	—	—	—	(7,985,661)	—	—
Containers	—	—	—	24,760	—	—	6,610,993	—	6,635,753	24,760
Health Care—Products	990,000	357	21	7,147	—	(10,000)	—	—	987,525	7,068
Machinery—Construction & Mining	897,500	1,103	(155,653)	89,388	—	(864,000)	2,566,922	—	2,535,260	(6,630)
Real Estate	45,416	488	252	(281)	—	(45,875)	—	—	—	—
Retail	2,810,500	1,173	33	(22,355)	—	(2,789,351)	—	—	—	—
Retail Stores	—	(43)	—	4,078	725,016	—	—	—	729,051	4,078
Common Stocks
Media	9,560	—	—	2,218	—	—	—	—	11,778	2,218

Total	$12,738,637	$15,612	$(154,775)	$290,877	$1,295,821	$(3,774,851)	$17,147,227	$(7,985,661)	$19,572,887	$216,156

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $1,434,887,781)	$1,436,238,527
Cash collateral on deposit at broker	6,593,117
Cash denominated in foreign currencies (identified cost $5,298,253)	4,665,588
Receivables:
Investment securities sold	18,195,179
Dividends and interest	14,869,748
Fund shares sold	2,145,716
Premiums paid for OTC swap contracts	257,177
Other assets	52,788
Unrealized appreciation on foreign currency forward contracts	2,263,536
Variation margin on centrally cleared swaps	46,919

Total assets	1,485,328,295

Liabilities
Investments sold short (proceeds $29,358,916)	31,181,440
Due to custodian	356,240
Payables:
Investment securities purchased	27,686,368
Fund shares redeemed	3,427,292
Manager (See Note 3)	685,411
Interest on investments sold short	500,663
Transfer agent (See Note 3)	393,535
NYLIFE Distributors (See Note 3)	300,343
Broker fees and charges on short sales	129,142
Variation margin on futures contracts	91,554
Shareholder communication	52,067
Custodian	32,533
Professional fees	26,564
Trustees	4,056
Accrued expenses	11,421
Dividend payable	525,367
Unrealized depreciation on OTC swap contracts	265,032
Unrealized depreciation on foreign currency forward contracts	95,236

Total liabilities	65,764,264

Net assets	$1,419,564,031

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,611,986
Additional paid-in capital	1,594,072,739

1,595,684,725
Undistributed net investment income	6,955,097
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(190,283,177)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	7,507,196
Net unrealized appreciation (depreciation) on investments sold short	(1,822,524)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,522,714

Net assets	$1,419,564,031

Class A
Net assets applicable to outstanding shares	$412,833,688

Shares of beneficial interest outstanding	46,867,205

Net asset value per share outstanding	$8.81
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.23

Investor Class
Net assets applicable to outstanding shares	$31,850,759

Shares of beneficial interest outstanding	3,588,507

Net asset value per share outstanding	$8.88
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.30

Class B
Net assets applicable to outstanding shares	$18,312,660

Shares of beneficial interest outstanding	2,088,934

Net asset value and offering price per share outstanding	$8.77

Class C
Net assets applicable to outstanding shares	$220,513,496

Shares of beneficial interest outstanding	25,173,790

Net asset value and offering price per share outstanding	$8.76

Class I
Net assets applicable to outstanding shares	$735,359,465

Shares of beneficial interest outstanding	83,401,399

Net asset value and offering price per share outstanding	$8.82

Class R2
Net assets applicable to outstanding shares	$662,166

Shares of beneficial interest outstanding	75,201

Net asset value and offering price per share outstanding	$8.81

Class R3
Net assets applicable to outstanding shares	$31,797

Shares of beneficial interest outstanding	3,608

Net asset value and offering price per share outstanding	$8.81

24	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$84,848,149
Dividends	22,618

Total income	84,870,767

Expenses
Manager (See Note 3)	9,086,349
Distribution/Service—Class A (See Note 3)	1,159,772
Distribution/Service—Investor Class (See Note 3)	78,496
Distribution/Service—Class B (See Note 3)	182,685
Distribution/Service—Class C (See Note 3)	2,548,686
Distribution/Service—Class R2 (See Note 3)	265
Distribution/Service—Class R3 (See Note 3)	96
Transfer agent (See Note 3)	2,573,746
Interest on investments sold short	1,770,366
Broker fees and charges on short sales	887,722
Registration	161,294
Professional fees	147,261
Shareholder communication	142,074
Custodian	63,962
Trustees	41,573
Interest expense	3,785
Shareholder service (See Note 3)	125
Miscellaneous	60,423

Total expenses	18,908,680
Reimbursement from custodian (a)	(14,214)

Net expenses	18,894,466

Net investment income (loss)	65,976,301

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(119,066,911)
Investments sold short	1,812,897
Futures transactions	(6,840,702)
Swap transactions	(7,316,233)
Foreign currency transactions	4,703,437

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(126,707,512)

Net change in unrealized appreciation (depreciation) on:
Investments	102,280,035
Investments sold short	(2,959,919)
Futures contracts	2,536,433
Swap contracts	8,941,982
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	956,952

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	111,755,483

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(14,952,029)

Net increase (decrease) in net assets resulting from operations	$51,024,272

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$65,976,301	$99,541,667
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(126,707,512)	(78,763,295)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	111,755,483	(92,514,436)

Net increase (decrease) in net assets resulting from operations	51,024,272	(71,736,064)

Dividends to shareholders:
From net investment income:
Class A	(17,448,500)	(22,199,099)
Investor Class	(1,174,147)	(1,079,074)
Class B	(553,640)	(561,584)
Class C	(7,691,473)	(9,024,905)
Class I	(34,272,357)	(50,654,929)
Class R2	(5,314)	(7,479)
Class R3	(626)	—

Total dividends to shareholders	(61,146,057)	(83,527,070)

Capital share transactions:
Net proceeds from sale of shares	289,363,678	986,207,670
Net asset value of shares issued to shareholders in reinvestment of dividends	52,612,771	70,622,476
Cost of shares redeemed	(1,127,795,232)	(1,243,315,257)

Increase (decrease) in net assets derived from capital share transactions	(785,818,783)	(186,485,111)

Net increase (decrease) in net assets	(795,940,568)	(341,748,245)

Net Assets
Beginning of year	2,215,504,599	2,557,252,844

End of year	$1,419,564,031	$2,215,504,599

Undistributed net investment income at end of year	$6,955,097	$2,622,833

26	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$8.72	$9.27	$9.28	$9.22	$8.73

Net investment income (loss) (a)	0.35	0.36	0.36	0.40	0.45
Net realized and unrealized gain (loss) on investments	0.08	(0.63)	(0.05)	0.06	0.49
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	0.02	0.01	(0.01)	0.01

Total from investment operations	0.41	(0.25)	0.32	0.45	0.95

Less dividends:
From net investment income	(0.32)	(0.30)	(0.33)	(0.39)	(0.46)

Total dividends	(0.32)	(0.30)	—	—	—

Net asset value at end of year	$8.81	$8.72	$9.27	$9.28	$9.22

Total investment return (b)	4.94%	(2.70%)	3.48%	4.96%	11.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.04%	4.01%	3.81%	4.25%	5.08%
Net expenses (excluding short sale expenses)	1.00%	0.96%	0.98%	1.00%	1.00%
Expenses (including short sales expenses)	1.16%	1.01%	1.04%	1.12%	1.33%
Short sale expenses	0.16%	0.05%	0.06%	0.12%	0.33%
Portfolio turnover rate	15%	22%	19%	23%	25%
Net assets at end of year (in 000’s)	$412,834	$584,184	$675,552	$317,917	$192,009

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$8.78	$9.33	$9.34	$9.28	$8.78

Net investment income (loss) (a)	0.35	0.36	0.36	0.39	0.44
Net realized and unrealized gain (loss) on investments	0.10	(0.63)	(0.05)	0.06	0.50
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.02	0.01	(0.01)	0.01

Total from investment operations	0.42	(0.25)	0.32	0.44	0.95

Less dividends:
From net investment income	(0.32)	(0.30)	(0.33)	(0.38)	(0.45)

Net asset value at end of year	$8.88	$8.78	$9.33	$9.34	$9.28

Total investment return (b)	5.00%	(2.70%)	3.42%	4.76%	10.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01%	3.99%	3.78%	4.12%	4.89%
Net expenses (excluding short sale expenses)	1.02%	0.98%	1.00%	1.15%	1.19%
Expenses (including short sales expenses)	1.18%	1.03%	1.06%	1.27%	1.52%
Short sale expenses	0.16%	0.05%	0.06%	0.12%	0.33%
Portfolio turnover rate	15%	22%	19%	23%	25%
Net assets at end of year (in 000’s)	$31,851	$32,498	$31,690	$28,341	$24,551

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014	2013	2012
Net asset value at beginning of year	$8.68	$9.23	$9.24	$9.18	$8.70

Net investment income (loss) (a)	0.28	0.29	0.28	0.31	0.37
Net realized and unrealized gain (loss) on investments	0.10	(0.62)	(0.04)	0.07	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.02	0.01	(0.01)	0.01

Total from investment operations	0.35	(0.31)	0.25	0.37	0.86

Less dividends and distributions:
From net investment income	(0.26)	(0.24)	(0.26)	(0.31)	(0.38)

Net asset value at end of year	$8.77	$8.68	$9.23	$9.24	$9.18

Total investment return (b)	4.16%	(3.45%)	2.71%	4.05%	10.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.26%	3.24%	3.03%	3.38%	4.14%
Net expenses (excluding short sale expenses)	1.77%	1.73%	1.75%	1.90%	1.94%
Expenses (including short sales expenses)	1.93%	1.78%	1.81%	2.02%	2.27%
Short sale expenses	0.16%	0.05%	0.06%	0.12%	0.33%
Portfolio turnover rate	15%	22%	19%	23%	25%
Net assets at end of year (in 000’s)	$18,313	$19,833	$22,460	$19,254	$17,591

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$8.67	$9.22	$9.23	$9.18	$8.69

Net investment income (loss) (a)	0.28	0.29	0.28	0.31	0.37
Net realized and unrealized gain (loss) on investments	0.10	(0.62)	(0.04)	0.06	0.49
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.02	0.01	(0.01)	0.01

Total from investment operations	0.35	(0.31)	0.25	0.36	0.87

Less dividends:
From net investment income	(0.26)	(0.24)	(0.26)	(0.31)	(0.38)

Net asset value at end of year	$8.76	$8.67	$9.22	$9.23	$9.18

Total investment return (b)	4.16%	(3.46%)	2.71%	4.05%	10.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.27%	3.24%	3.05%	3.34%	4.14%
Net expenses (excluding short sale expenses)	1.77%	1.73%	1.75%	1.90%	1.94%
Expenses (including short sales expenses)	1.93%	1.78%	1.81%	2.02%	2.27%
Short sale expenses	0.16%	0.05%	0.06%	0.12%	0.33%
Portfolio turnover rate	15%	22%	19%	23%	25%
Net assets at end of year (in 000’s)	$220,513	$315,183	$345,900	$113,183	$59,159

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

28	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$8.72	$9.28	$9.29	$9.23	$8.73

Net investment income (loss) (a)	0.37	0.38	0.38	0.41	0.47
Net realized and unrealized gain (loss) on investments	0.11	(0.63)	(0.05)	0.07	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.02	0.01	(0.01)	0.01

Total from investment operations	0.45	(0.23)	0.34	0.47	0.99

Less dividends:
From net investment income	(0.35)	(0.33)	(0.35)	(0.41)	(0.49)

Net asset value at end of year	$8.82	$8.72	$9.28	$9.29	$9.23

Total investment return (b)	5.32%	(2.56%)	3.73%	5.32%	11.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.30%	4.25%	4.08%	4.45%	5.32%
Net expenses (excluding short sale expenses)	0.75%	0.71%	0.73%	0.75%	0.76%
Expenses (including short sales expenses)	0.91%	0.76%	0.79%	0.87%	1.08%
Short sale expenses	0.16%	0.05%	0.06%	0.12%	0.32%
Portfolio turnover rate	15%	22%	19%	23%	25%
Net assets at end of year (in 000’s)	$735,359	$1,263,695	$1,481,314	$294,560	$111,435

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,		February 28, 2014** through October 31,
Class R2	2016	2015	2014
Net asset value at beginning of period	$8.72	$9.27	$9.39

Net investment income (loss) (a)	0.34	0.35	0.23
Net realized and unrealized gain (loss) on investments	0.10	(0.63)	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.02	0.02

Total from investment operations	0.41	(0.26)	0.09

Less dividends:
From net investment income	(0.32)	(0.29)	(0.21)

Net asset value at end of period	$8.81	$8.72	$9.27

Total investment return (b)	4.84%	(2.81%)	0.99	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.97%	3.87%	3.78	%††
Net expenses (excluding short sale expenses)	1.12%	1.06%	1.08	%††
Expenses (including short sales expenses)	1.28%	1.11%	1.14	%††
Short sale expenses	0.16%	0.05%	0.06	%††
Portfolio turnover rate	15%	22%	19%
Net assets at end of period (in 000’s)	$662	$112	$336

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$8.20

Net investment income (loss) (a)	0.21
Net realized and unrealized gain (loss) on investments	0.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.27)

Total from investment operations	0.80

Less dividends:
From net investment income	(0.19)

Net asset value at end of period	$8.81

Total investment return (b)(c)	9.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.32%††
Net expenses (excluding short sale expenses)	1.34%††
Expenses (before reimbursement/waiver)	1.50%††
Short sale expenses	0.16%
Portfolio turnover rate	15%
Net assets at end of period (in 000’s)	$32

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

30	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Unconstrained Bond Fund, (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

31

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which

32	MainStay Unconstrained Bond Fund

mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, the Fund held Level 3 securities with a value of $19,572,887 that were valued by utilizing significant unobservable inputs.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of

Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective

33

Notes to Financial Statements (continued)

interest method for short-term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the

Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender.

34	MainStay Unconstrained Bond Fund

If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2016, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading, in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of October 31, 2016, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London InterBank Offered Rate (“LIBOR”)). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the

35

Notes to Financial Statements (continued)

inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2016, the Fund did not hold any rights.

(O)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of

36	MainStay Unconstrained Bond Fund

Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(Q)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(R)  Securities Risk.  The Fund’s principal investments include high-yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund invested in interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also invested in foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

37

Notes to Financial Statements (continued)

Fair value of derivative instruments as of October 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$1,626,085	$1,626,085
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	—	5,027,399	5,027,399
Foreign Currency Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	2,263,536	—	2,263,536

Total Fair Value		$—	$2,263,536	$6,653,484	$8,917,020

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(232,002)	$(232,002)
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	(265,032)	—	—	(265,032)
Foreign Currency Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(95,236)	—	(95,236)

Total Fair Value		$(265,032)	$(95,236)	$(232,002)	$(592,270)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(6,840,702)	$(6,840,702)
Swap Contracts	Net realized gain (loss) on swap transactions	(371,300)	—	(6,944,933)	(7,316,233)
Foreign Currency Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	5,254,618	—	5,254,618

Total Realized Gain (Loss)		$(371,300)	$5,254,618	$(13,785,635)	$(8,902,317)

38	MainStay Unconstrained Bond Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$2,536,433	$2,536,433
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	797,252	—	8,144,730	8,941,982
Foreign Currency Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	956,952	—	956,952

Total Change in Unrealized Appreciation (Depreciation)		$797,252	$956,952	$10,681,163	$12,435,367

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	$—	$—	$(230,754,730)	$(230,754,730)
Swap Contracts	$19,207,580	$—	$2,877,166,667	$2,896,374,247
Foreign Currency Forward Contracts Long (a)	$—	$18,618,696	$—	$18,618,696
Foreign Currency Forward Contracts Short (b)	$—	$(68,920,560)	$—	$(68,920,560)

(a)	Positions were open nine months during the reporting period.
(b)	Positions were open eleven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life

Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2016, the effective management fee rate was 0.56%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $9,086,349.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net

39

Notes to Financial Statements (continued)

assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $40,862 and $12,925, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $8,321, $3, $30,715 and $29,673, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$712,206
Investor Class	55,197
Class B	32,133
Class C	448,788
Class I	1,325,234
Class R2	159
Class R3	29

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$11,697,406	2.8%
Class R3	27,442	86.3

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$9,470,400	$(188,887,801)	$(525,367)	$3,822,074	$(176,120,694)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures contracts, mark to market of foreign forward contracts, and swap adjustments. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(497,980)	$497,980	$—

The reclassifications for the Fund are primarily due foreign currency gain (loss), swap adjustments, deemed dividends, and defaulted bonds.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $188,830,788 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to

40	MainStay Unconstrained Bond Fund

shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$473	$—
Unlimited	26,816	161,541
Total	$27,289	$161,541

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$61,146,057	$83,527,070

Note 5–Restricted Securities

As of October 31, 2016, the Fund held the following restricted security:

Security	Date of Acquisition	Number of Shares	Cost	10/31/16 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	22	$34	$11,778	0.0	‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $237,193 and $903,955, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	9,689,567	$82,882,860
Shares issued to shareholders in reinvestment of dividends and distributions	1,776,445	15,146,253
Shares redeemed	(31,183,466)	(265,172,868)

Net increase (decrease) in shares outstanding before conversion	(19,717,454)	(167,143,755)
Shares converted into Class A (See Note 1)	338,252	2,910,604
Shares converted from Class A (See Note 1)	(779,019)	(6,726,023)

Net increase (decrease)	(20,158,221)	$(170,959,174)

Year ended October 31, 2015:
Shares sold	28,450,020	$258,407,016
Shares issued to shareholders in reinvestment of dividends and distributions	2,174,176	19,530,531
Shares redeemed	(36,415,497)	(326,787,137)

Net increase (decrease) in shares outstanding before conversion	(5,791,301)	(48,849,590)
Shares converted into Class A (See Note 1)	193,550	1,750,177
Shares converted from Class A (See Note 1)	(273,131)	(2,423,227)

Net increase (decrease)	(5,870,882)	$(49,522,640)

41

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	402,584	$3,472,246
Shares issued to shareholders in reinvestment of dividends and distributions	132,076	1,136,141
Shares redeemed	(570,340)	(4,903,575)

Net increase (decrease) in shares outstanding before conversion	(35,680)	(295,188)
Shares converted into Investor Class (See Note 1)	237,630	2,063,359
Shares converted from Investor Class (See Note 1)	(314,544)	(2,729,075)

Net increase (decrease)	(112,594)	$(960,604)

Year ended October 31, 2015:
Shares sold	670,786	$6,136,874
Shares issued to shareholders in reinvestment of dividends and distributions	115,763	1,046,718
Shares redeemed	(658,661)	(5,981,986)

Net increase (decrease) in shares outstanding before conversion	127,888	1,201,606
Shares converted into Investor Class (See Note 1)	351,284	3,153,845
Shares converted from Investor Class (See Note 1)	(173,263)	(1,578,782)

Net increase (decrease)	305,909	$2,776,669

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	257,316	$2,217,439
Shares issued to shareholders in reinvestment of dividends and distributions	55,629	472,172
Shares redeemed	(407,095)	(3,461,954)

Net increase (decrease) in shares outstanding before conversion	(94,150)	(772,343)
Shares converted from Class B (See Note 1)	(102,988)	(877,313)

Net increase (decrease)	(197,138)	$(1,649,656)

Year ended October 31, 2015:
Shares sold	353,620	$3,182,670
Shares issued to shareholders in reinvestment of dividends and distributions	53,569	479,142
Shares redeemed	(455,330)	(4,088,289)

Net increase (decrease) in shares outstanding before conversion	(48,141)	(426,477)
Shares converted from Class B (See Note 1)	(100,199)	(902,013)

Net increase (decrease)	(148,340)	$(1,328,490)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	3,156,329	$26,785,970
Shares issued to shareholders in reinvestment of dividends and distributions	722,783	6,125,064
Shares redeemed	(15,059,753)	(127,522,835)

Net increase (decrease) in shares outstanding before conversion	(11,180,641)	(94,611,801)
Shares converted from Class C (See Note 1)	(1,045)	(8,594)

Net increase (decrease)	(11,181,686)	$(94,620,395)

Year ended October 31, 2015:
Shares sold	10,867,149	$98,101,445
Shares issued to shareholders in reinvestment of dividends and distributions	789,891	7,057,406
Shares redeemed	(12,819,125)	(114,653,445)

Net increase (decrease)	(1,162,085)	$(9,494,594)

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	20,252,896	$173,334,533
Shares issued to shareholders in reinvestment of dividends and distributions	3,482,882	29,727,201
Shares redeemed	(85,800,191)	(726,642,179)

Net increase (decrease) in shares outstanding before conversion	(62,064,413)	(523,580,445)
Shares converted into Class I (See Note 1)	621,620	5,366,742

Net increase (decrease)	(61,442,793)	$(518,213,703)

Year ended October 31, 2015:
Shares sold	68,304,110	$620,273,431
Shares issued to shareholders in reinvestment of dividends and distributions	4,727,262	42,501,199
Shares redeemed	(87,873,504)	(791,484,328)

Net increase (decrease)	(14,842,132)	$(128,709,698)

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	72,683	$641,451
Shares issued to shareholders in reinvestment of dividends and distributions	616	5,314
Shares redeemed	(10,934)	(91,821)

Net increase (decrease)	62,365	$554,944

Period ended October 31, 2015:
Shares sold	11,624	$106,234
Shares issued to shareholders in reinvestment of dividends and distributions	828	7,480
Shares redeemed	(35,876)	(320,072)

Net increase (decrease)	(23,424)	$(206,358)

Class R3	Shares	Amount
Period ended October 31, 2016 (a):
Shares sold	3,536	$29,179
Shares issued to shareholders in reinvestment of dividends and distributions	72	626

Net increase (decrease)	3,608	$29,805

(a)	Inception date was February 29, 2016.

42	MainStay Unconstrained Bond Fund

Note 11–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other then the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Unconstrained Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Unconstrained Bond Fund of The MainStay Funds as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

44	MainStay Unconstrained Bond Fund

Federal Income Tax Information

(Unaudited)

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or subsitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

45

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

46	MainStay Unconstrained Bond Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

47

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

48	MainStay Unconstrained Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717044 MS316-16	MSUB11-12/16 (NYLIM) NL217

MainStay Government Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.01 2.60%	0.92 1.86%	3.13 3.60%	1.00 1.00%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.26 2.34	0.67 1.60	2.96 3.43	1.28 1.28
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.41 1.59	0.49 0.87	2.66 2.66	2.03 2.03
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.59 1.59	0.84 0.84	2.67 2.67	2.03 2.03
Class I Shares	No Sales Charge		2.83	2.09	3.94	0.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Government Bond Index[4]	3.25%	2.09%	4.17%
Morningstar Intermediate Government Category Average[5]	2.51	1.79	3.80

4.	The Bloomberg Barclays U.S. Government Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,011.60	$5.01	$1,020.20	$5.03

Investor Class Shares	$1,000.00	$1,010.30	$6.22	$1,019.00	$6.24

Class B Shares	$1,000.00	$1,006.50	$9.99	$1,015.20	$10.03

Class C Shares	$1,000.00	$1,005.30	$9.98	$1,015.20	$10.03

Class I Shares	$1,000.00	$1,012.70	$3.79	$1,021.40	$3.81

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.99% for Class A, 1.23% for Investor Class, 1.98% for Class B and Class C and 0.75% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Tennessee Valley Authority, 4.65%, due 6/15/35

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%, due 11/1/46 TBA

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

5.	United States Treasury Notes, 2.00%, due 8/31/21
6.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/46 TBA

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/41

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%, due 6/1/45

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Government Fund returned 2.60% for Class A shares, 2.34% for Investor Class shares and 1.59% for Class B and Class C shares for the 12 months ended October 31, 2016. Over the same period, the Fund’s Class I shares returned 2.83%. For the 12 months ended October 31, 2016, all share classes underperformed the 3.25% return of the Bloomberg Barclays U.S. Government Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class A and Class I shares outperformed—and Investor Class, Class B and Class C shares underperformed—the 2.51% return of the Morningstar Intermediate Government Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index was affected primarily by four factors during the reporting period: duration3 positioning, yield-curve4 posture, sector weightings and issue selection.

The Fund’s duration was shorter than that of the Bloomberg Barclays U.S. Government Bond Index during the reporting period. With a shorter duration, the Fund was less sensitive than the benchmark and longer-duration peers to changes in U.S. Treasury yields. The short duration posture detracted from the Fund’s relative performance as yields fell, on average, across the yield curve.

During the reporting period, the spread5 between the 2- and 30-year U.S. Treasury benchmark yields narrowed, which benefited Fund peers that were more concentrated in longer-duration securities. The flatter yield curve did, however, align well with the Fund’s emphasis on mortgage pass-through securities6 backed by 30-year loans, which have greater sensitivity to longer-duration U.S. Treasury yields than the tighter cash-flow window of a pass-through backed by 15-year loans.

Agency mortgage pass-through securities were the largest class of securities in the Fund. The Fund’s commitment to agency mortgage pass-throughs imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures.

This benefit was reinforced by the outperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities, as investors gravitated toward the sector’s high-quality yield. The Fund’s commitment to mortgage-backed securities helped the Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index, which held no mortgage-backed securities, and relative to peers with less exposure to mortgage-backed securities.

The Fund’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to its peers, the Fund may be underweight Ginnie Mae issues. Given the outperformance of Fannie Mae and Freddie Mac issues during the reporting period, the Fund benefited relative to peers with larger Ginnie Mae commitments. Ginnie Mae securities exhibited faster prepayment speeds than equivalent Fannie Mae and Freddie Mac issues because of policies that accelerated refinancing rates for borrowers eligible for Ginnie Mae loans.

Low portfolio turnover benefited the Fund relative to peers with higher turnover by limiting transaction costs. In an effort to preserve yield, the Fund remained nearly fully invested, which avoided large cash balances that can detract from performance.

What was the Fund’s duration strategy during the reporting period?

The Fund’s 3.5 year-duration at the end of the reporting period was shorter than the duration of the Bloomberg Barclays U.S. Government Bond Index. Under the market conditions during the reporting period, the Fund’s duration favored the shorter side because this positioning typically helps the Fund relative to its benchmark and relative to peer funds with longer durations if U.S. Treasury yields rise. As the reporting period unfolded, however, the Fund’s duration extended by 0.60 years to seek to narrow the distance between the Fund’s duration and that of the benchmark and, in turn, to moderate the effect of U.S. Treasury yield volatility on relative performance. Because the Fund had a shorter duration than the benchmark, it was less sensitive to changes in U.S. Treasury yields. As U.S. Treasury yields declined on average during the reporting period, the short-duration posture detracted from the Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index and the Fund’s longer-duration peers.

1.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Government Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Intermediate Government Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Most of the Fund’s residential mortgage exposure was attributable to mortgage pass-through securities rather than collateralized mortgage obligations. In our opinion, the compensation demanded by the market for the better predictability of cash flows among collateralized mortgage obligations was excessive.

During the reporting period, the principal driver of the housing market migrated from purchase activity to refinancing, as mortgage rates declined and the peak summer housing season ended. To mute the impact of these changes, the Fund emphasized mortgage pass-through securities whose underlying loan pools were less sensitive to mortgage-rate changes. We believe that these “call-protected” pass-throughs can be a source of better value because the loan pools tend to be less responsive to mortgage-rate volatility, thereby stabilizing prepayment speeds and enabling the investor to preserve more of the security’s yield. A loan pool that consists of smaller-balance loans (e.g., a loan pool where no mortgage is larger than $110,000) is one instance, in our opinion, of a mortgage-backed security with superior call protection. The Fund emphasized pass-through securities backed by 30-year loans, rather than shorter 15-year loans favored by borrowers who are prone to refinance.

Shallow—rather than rapid—macroeconomic improvement prompted the extension of the Fund’s duration. This was accomplished by reinvesting principal runoff from the Fund’s mortgage position into intermediate-duration U.S. Treasury securities.

During the reporting period, which aspects of the Fund’s positioning were the strongest positive contributors to the Fund’s performance and which aspects detracted the most?

Duration was the principal detractor from the Fund’s performance. As previously noted, the Fund was positioned to be less sensitive to changes in U.S. Treasury yields and saw less of an advantage from falling yields during the reporting period. The secondary performance headwind was the flattening of the U.S. Treasury yield curve between the 2-year and 30-year maturities. This likely detracted from the Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index and relative to peers with larger concentrations in longer-duration securities.

The yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities contributed to the Fund’s absolute and relative performance. Issue selection,

specifically the Fund’s underweight positions in Ginnie Mae issues in favor of Fannie Mae and Freddie Mac pass-through securities enhanced the Fund’s relative performance. In addition, the Fund favored 30-year loan terms over shorter (15- and 20-year) loan terms, which also helped performance relative to the Bloomberg Barclays U.S. Government Bond Index. The flattening of the U.S. Treasury yield curve enhanced the inherent value of the wider-window cash flows of mortgage pass-through securities backed by 30-year loan terms. The Fund also benefited by favoring mortgage securities with stable cash flows. These call-protected securities better positioned the Fund to withstand lower mortgage rates.

Did the Fund make any significant purchases or sales during the reporting period?

In prior periods, we tended to recycle mortgage prepayments back to the mortgage sector. During this reporting period, however, rising interest-rate volatility drained some of the value from mortgage-backed securities. For this reason, we began to diversify away from agency residential mortgages by diverting mortgage prepayments to purchase U.S. Treasury securities.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s U.S. Treasury securities were increased to over 9% of the Fund’s net assets and the Fund’s allocation to mortgage-backed securities was decreased to about 80% of the Fund’s net assets. These changes reflected several investment decisions during the reporting period. The Fund diversified its asset base by reinvesting mortgage prepayments in U.S. Treasury securities and closed its U.S. Treasury futures position to extend the Fund’s duration. The Fund also sought to extend its duration by investing cash contributions in intermediate-duration U.S. Treasury securities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held underweight positions relative to the Bloomberg Barclays U.S. Government Bond Index in U.S. Treasury securities and agency debentures and an overweight position in agency mortgage pass-through securities. As of the same date, the Fund held modestly overweight positions relative to the Index in asset-backed securities and commercial mortgage-backed securities. As of October 31, 2016, the Fund’s collective non-government exposure was about 3% of net assets and the Fund held about 3% of net assets in cash.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Government Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Long-Term Bonds 98.6%† Asset-Backed Securities 1.3%
Other ABS 0.2%
Small Business Administration Participation Certificates Series 2015-20G, Class 1 2.88%, due 7/1/35	$314,546	$325,746

Utilities 1.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,678,286	1,848,114

Total Asset-Backed Securities (Cost $2,007,781)		2,173,860

Corporate Bond 0.6%
Electric 0.6%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,100,000	1,093,796

Total Corporate Bond (Cost $1,099,956)		1,093,796

Mortgage-Backed Securities 1.0%
Commercial Mortgage Loan (Collateralized Mortgage Obligation) 0.4%
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	620,000	694,078

Residential Mortgages (Collateralized Mortgage Obligations) 0.6%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 3.151%, due 8/25/36 (b)	207,892	191,371
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.00%, due 2/25/42 (a)(c)(d)(e)	1,095,608	931,266

		1,122,637

Total Mortgage-Backed Securities (Cost $1,890,168)		1,816,715

U.S. Government & Federal Agencies 95.7%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35 (f)	203,528	34,168
Series 361, Class 2, IO 6.00%, due 10/25/35 (f)	41,908	9,439

		43,607

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 31.1%
2.50%, due 8/1/46	$1,227,628	$1,225,537
2.653%, due 2/1/37 (c)	74,174	78,676
2.707%, due 3/1/35 (c)	31,078	32,601
2.755%, due 6/1/35 (c)	152,975	161,808
3.00%, due 4/1/45	2,585,204	2,663,708
♦3.00%, due 6/1/45	3,175,683	3,272,118
3.00%, due 7/1/45	1,419,814	1,462,929
3.00%, due 5/1/46	870,450	896,882
♦3.00%, due 11/1/46 TBA (g)	4,690,000	4,828,218
3.50%, due 10/1/25	340,343	363,036
3.50%, due 11/1/25	2,152,071	2,290,368
3.50%, due 4/1/42	916,649	973,575
3.50%, due 5/1/42	735,584	774,365
3.50%, due 7/1/42	362,810	381,979
3.50%, due 6/1/43	937,153	986,501
3.50%, due 8/1/43	2,983,710	3,152,110
3.50%, due 1/1/44	1,003,912	1,056,686
3.50%, due 5/1/44	317,465	336,831
3.50%, due 3/1/45	1,299,416	1,363,459
3.50%, due 12/1/45	533,890	560,232
3.50%, due 5/1/46	762,350	800,658
3.50%, due 11/1/46 TBA (g)	1,110,000	1,164,936
4.00%, due 3/1/25	918,988	973,964
4.00%, due 7/1/25	336,870	359,611
4.00%, due 8/1/31	127,617	137,714
4.00%, due 8/1/39	261,396	287,966
4.00%, due 12/1/40	2,706,707	2,955,633
♦4.00%, due 2/1/41	4,431,541	4,823,262
♦4.00%, due 3/1/41	4,850,755	5,300,113
4.00%, due 4/1/41	460,564	496,948
4.00%, due 1/1/42	2,458,836	2,688,678
4.00%, due 12/1/42	750,351	814,049
4.00%, due 11/1/43	244,753	261,647
4.00%, due 2/1/46	1,272,334	1,360,523
4.50%, due 3/1/41	649,871	718,230
4.50%, due 8/1/41	919,930	1,020,662
5.00%, due 1/1/20	56,689	58,280
5.00%, due 6/1/33	414,384	462,977
5.00%, due 8/1/33	338,650	378,185
5.00%, due 5/1/36	336,954	374,218
5.00%, due 10/1/39	838,694	946,078
5.50%, due 1/1/21	198,018	210,301
5.50%, due 11/1/35	356,973	407,988
5.50%, due 11/1/36	96,863	112,507
6.50%, due 4/1/37	78,096	93,434

		54,070,181

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 42.1%
2.00%, due 11/1/31	$1,000,000	$1,003,543
2.475%, due 11/1/34 (c)	135,167	140,682
2.50%, due 2/1/43	862,727	865,095
2.732%, due 4/1/34 (c)	292,849	312,296
3.00%, due 10/1/32	844,425	879,513
3.00%, due 4/1/43	2,937,618	3,030,775
3.00%, due 3/1/46	954,963	984,011
3.00%, due 9/1/46	2,481,980	2,528,537
3.00%, due 10/1/46	1,797,127	1,831,186
3.50%, due 11/1/25	1,033,668	1,094,699
3.50%, due 11/1/32	674,476	715,898
3.50%, due 2/1/41	1,906,558	2,009,989
♦3.50%, due 11/1/41	3,137,328	3,337,097
3.50%, due 12/1/41	312,834	334,033
3.50%, due 1/1/42	1,633,863	1,750,290
3.50%, due 3/1/42	2,060,389	2,171,482
3.50%, due 8/1/42	1,302,635	1,382,584
3.50%, due 12/1/42	762,130	812,315
3.50%, due 2/1/43	1,123,327	1,197,275
3.50%, due 5/1/43	673,784	712,671
3.50%, due 6/1/43	809,718	860,039
♦3.50%, due 11/1/46 TBA (g)	3,280,000	3,443,488
4.00%, due 9/1/31	1,251,687	1,350,916
4.00%, due 2/1/41	1,375,625	1,492,725
4.00%, due 3/1/41	2,039,480	2,239,194
4.00%, due 10/1/41	460,423	505,569
4.00%, due 3/1/42	1,349,841	1,458,526
4.00%, due 4/1/42	601,975	650,351
4.00%, due 6/1/42	1,751,987	1,902,647
4.00%, due 7/1/42	1,570,976	1,705,762
4.50%, due 11/1/18	308,743	317,339
4.50%, due 6/1/23	306,724	326,635
4.50%, due 5/1/39	595,912	662,876
4.50%, due 6/1/39	1,788,574	1,978,206
4.50%, due 7/1/39	1,887,084	2,111,788
4.50%, due 8/1/39	1,567,307	1,744,482
4.50%, due 9/1/40	1,239,938	1,387,892
4.50%, due 12/1/40	1,882,737	2,074,658
♦4.50%, due 1/1/41	2,990,592	3,347,599
4.50%, due 2/1/41	1,010,582	1,117,780
4.50%, due 8/1/41	711,787	786,975
4.50%, due 12/1/43	470,350	514,053
5.00%, due 9/1/17	72,475	74,318
5.00%, due 9/1/20	11,686	11,983
5.00%, due 11/1/33	418,821	467,815
5.00%, due 6/1/35	381,642	423,202
5.00%, due 10/1/35	160,038	177,610
5.00%, due 1/1/36	82,669	91,734
5.00%, due 2/1/36	597,408	662,960

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 5/1/36	$407,483	$452,000
5.00%, due 6/1/36	62,927	69,595
5.00%, due 9/1/36	110,198	122,268
5.00%, due 3/1/40	1,093,831	1,233,895
5.00%, due 2/1/41	2,050,849	2,327,354
5.50%, due 1/1/17	966	967
5.50%, due 2/1/17	22,147	22,190
5.50%, due 6/1/19	209,515	217,317
5.50%, due 11/1/19	251,456	261,717
5.50%, due 4/1/21	400,141	424,406
5.50%, due 6/1/33	1,186,945	1,349,023
5.50%, due 11/1/33	689,982	784,751
5.50%, due 12/1/33	822,606	937,312
5.50%, due 6/1/34	203,182	231,399
5.50%, due 12/1/34	53,195	60,522
5.50%, due 3/1/35	340,938	388,116
5.50%, due 12/1/35	82,877	94,253
5.50%, due 4/1/36	250,898	284,657
5.50%, due 9/1/36	88,965	101,326
5.50%, due 7/1/37	215,908	251,121
6.00%, due 12/1/16	3,347	3,349
6.00%, due 11/1/32	218,341	253,595
6.00%, due 1/1/33	166,016	192,350
6.00%, due 3/1/33	197,837	229,249
6.00%, due 9/1/34	71,956	83,048
6.00%, due 9/1/35	535,060	627,010
6.00%, due 10/1/35	242,565	283,773
6.00%, due 6/1/36	169,884	194,664
6.00%, due 11/1/36	371,089	430,291
6.00%, due 4/1/37	53,478	57,953
6.50%, due 10/1/31	129,790	150,550
6.50%, due 2/1/37	63,924	77,221

		73,180,335

Government National Mortgage Association (Mortgage Pass-Through Securities) 7.0%
3.00%, due 6/20/46	971,862	998,197
4.00%, due 7/15/39	376,705	404,050
4.00%, due 9/20/40	1,581,400	1,746,039
4.00%, due 11/20/40	281,714	307,356
4.00%, due 1/15/41	1,648,982	1,774,978
♦4.00%, due 10/15/41	3,296,780	3,619,001
4.50%, due 5/20/40	1,641,818	1,811,500
5.00%, due 2/20/41	389,569	432,223
6.00%, due 8/15/32	304,574	357,334
6.00%, due 12/15/32	210,523	246,148
6.50%, due 8/15/28	100,959	116,051
6.50%, due 4/15/31	311,321	370,073

		12,182,950

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Overseas Private Investment Corporation 1.8%
5.142%, due 12/15/23	$2,845,054	$3,090,198

♦Tennessee Valley Authority 4.0%
4.65%, due 6/15/35	5,605,000	6,887,856

United States Treasury Notes 9.7%
1.625%, due 8/15/22	1,085,000	1,094,027
1.75%, due 3/31/22	2,500,000	2,541,405
1.75%, due 9/30/22	750,000	760,342
2.00%, due 11/30/20	3,000,000	3,091,992
♦2.00%, due 8/31/21	4,110,000	4,235,708
2.00%, due 8/15/25	2,000,000	2,034,296
2.375%, due 8/15/24	3,000,000	3,148,944

		16,906,714

Total U.S. Government & Federal Agencies (Cost $159,049,948)		166,361,841

Total Long-Term Bonds (Cost $164,047,853)		171,446,212

Short-Term Investment 5.0%
Repurchase Agreement 5.0%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $8,713,967 (Collateralized by a United States Treasury Note with a rate of 0.875% and a maturity date of 4/15/19, with a Principal Amount of $8,900,000 and a Market Value of $8,888,875)	8,713,960	8,713,960

Total Short-Term Investment (Cost $8,713,960)		8,713,960

Total Investments (Cost $172,761,813) (h)	103.6%	180,160,172
Other Assets, Less Liabilities	(3.6)	(6,272,408)
Net Assets	100.0%	$173,887,764

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2016.

(c)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.
(d)	Illiquid security—As of October 31, 2016, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $931,266, which represented 0.5% of the Fund’s net assets (unaudited).

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of this security was $931,266, which represented 0.5% of the Fund’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2016, the total net market value of these securities was $9,436,642, which represented 5.4% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)	As of October 31, 2016, cost was $172,761,813 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$7,747,726
Gross unrealized depreciation	(349,367)

Net unrealized appreciation	$7,398,359

The following abbreviation is used in the preceding pages:

IO—Interest Only

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,173,860	$—	$2,173,860
Corporate Bond	—	1,093,796	—	1,093,796
Mortgage-Backed Securities (b)	—	885,449	931,266	1,816,715
U.S. Government & Federal Agencies	—	166,361,841	—	166,361,841

Total Long-Term Bonds	—	170,514,946	931,266	171,446,212

Short-Term Investment
Repurchase Agreement	—	8,713,960	—	8,713,960

Total Investments in Securities	$—	$179,228,906	$931,266	$180,160,172

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $931,266 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2016 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$950,544	$1,172	$2,041	$40,867	$—	$(63,358)	$—	$—	$931,266	$31,514

Total	$950,544	$1,172	$2,041	$40,867	$—	$(63,358)	$—	$—	$931,266	$31,514

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $172,761,813)	$180,160,172
Cash	4,853,938
Receivables:
Investment securities sold	4,850,614
Interest	611,143
Fund shares sold	72,828
Other assets	25,662

Total assets	190,574,357

Liabilities
Payables:
Investment securities purchased	16,150,089
Fund shares redeemed	295,799
Manager (See Note 3)	72,842
Transfer agent (See Note 3)	58,657
NYLIFE Distributors (See Note 3)	50,984
Shareholder communication	15,849
Custodian	11,361
Professional fees	10,804
Trustees	456
Accrued expenses	4,341
Dividend payable	15,411

Total liabilities	16,686,593

Net assets	$173,887,764

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$202,907
Additional paid-in capital	166,802,829

167,005,736
Undistributed net investment income	58,917
Accumulated net realized gain (loss) on investments and futures transactions	(575,248)
Net unrealized appreciation (depreciation) on investments	7,398,359

Net assets	$173,887,764

Class A
Net assets applicable to outstanding shares	$93,241,633

Shares of beneficial interest outstanding	10,898,931

Net asset value per share outstanding	$8.56
Maximum sales charge (4.50% of offering price)	0.40

Maximum offering price per share outstanding	$8.96

Investor Class
Net assets applicable to outstanding shares	$40,094,390

Shares of beneficial interest outstanding	4,666,865

Net asset value per share outstanding	$8.59
Maximum sales charge (4.50% of offering price)	0.40

Maximum offering price per share outstanding	$8.99

Class B
Net assets applicable to outstanding shares	$7,153,523

Shares of beneficial interest outstanding	836,180

Net asset value and offering price per share outstanding	$8.56

Class C
Net assets applicable to outstanding shares	$19,337,702

Shares of beneficial interest outstanding	2,261,387

Net asset value and offering price per share outstanding	$8.55

Class I
Net assets applicable to outstanding shares	$14,060,516

Shares of beneficial interest outstanding	1,627,381

Net asset value and offering price per share outstanding	$8.64

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$4,938,827

Expenses
Manager (See Note 3)	833,619
Distribution/Service—Class A (See Note 3)	227,591
Distribution/Service—Investor Class (See Note 3)	103,797
Distribution/Service—Class B (See Note 3)	78,069
Distribution/Service—Class C (See Note 3)	203,354
Transfer agent (See Note 3)	341,882
Registration	78,528
Professional fees	75,163
Shareholder communication	37,558
Custodian	21,332
Trustees	4,338
Miscellaneous	12,297

Total expenses	2,017,528
Reimbursement from custodian (a)	(17,403)

Net expenses	2,000,125

Net investment income (loss)	2,938,702

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	119,383
Futures transactions	(29,661)

Net realized gain (loss) on investments and futures transactions	89,722

Net change in unrealized appreciation (depreciation) on:
Investments	808,380
Futures contracts	(30,615)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	777,765

Net realized and unrealized gain (loss) on investments and futures transactions	867,487

Net increase (decrease) in net assets resulting from operations	$3,806,189

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,938,702	$3,589,282
Net realized gain (loss) on investments and futures transactions	89,722	(792,858)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	777,765	(1,149,339)

Net increase (decrease) in net assets resulting from operations	3,806,189	1,647,085

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,808,126)	(2,214,956)
Investor Class	(717,921)	(913,904)
Class B	(77,285)	(126,342)
Class C	(200,490)	(167,451)
Class I	(135,148)	(143,227)

	(2,938,970)	(3,565,880)

From net realized gain on investments:
Class A	—	(174,799)
Investor Class	—	(82,736)
Class B	—	(18,280)
Class C	—	(21,724)
Class I	—	(17,272)

	—	(314,811)

Total dividends and distributions to shareholders	(2,938,970)	(3,880,691)

Capital share transactions:
Net proceeds from sale of shares	43,966,459	29,631,569
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,705,385	3,576,891
Cost of shares redeemed	(36,142,554)	(46,438,657)

Increase (decrease) in net assets derived from capital share transactions	10,529,290	(13,230,197)

Net increase (decrease) in net assets	11,396,509	(15,463,803)

Net Assets
Beginning of year	162,491,255	177,955,058

End of year	$173,887,764	$162,491,255

Undistributed (distributions in excess of) net investment income at end of year	$58,917	$(2,390)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$8.51		$8.63	$8.57	$9.02	$8.86

Net investment income (loss) (a)	0.17		0.20	0.21	0.19	0.22
Net realized and unrealized gain (loss) on investments	0.05		(0.10)	0.08	(0.41)	0.19

Total from investment operations	0.22		0.10	0.29	(0.22)	0.41

Less dividends and distributions:
From net investment income	(0.17)		(0.20)	(0.21)	(0.20)	(0.23)
From net realized gain on investments	—		(0.02)	(0.02)	(0.03)	(0.02)

Total dividends and distributions	(0.17)		(0.22)	(0.23)	(0.23)	(0.25)

Net asset value at end of year	$8.56		$8.51	$8.63	$8.57	$9.02

Total investment return (b)	2.60%		1.17%	3.46%	(2.50%)	4.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	%(c)	2.38%	2.47%	2.17%	2.46%
Net expenses	0.98	%(d)	1.00%	0.98%	1.03%	1.03%
Expenses (before waiver/reimbursement)	0.99%		1.00%	0.98%	1.09%	1.14%
Portfolio turnover rate (e)	41%		13%	14%	28%	37%
Net assets at end of year (in 000’s)	$93,242		$90,119	$100,212	$143,234	$174,621

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, Net investment income (loss) would have been 1.98%.
(d)	Without the custody fee reimbursement, Net expenses would have been 0.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 7% and 16% for the years ended October 31, 2016, 2013 and 2012, respectively.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$8.54		$8.66	$8.60	$9.05	$8.90

Net investment income (loss) (a)	0.15		0.18	0.19	0.18	0.21
Net realized and unrealized gain (loss) on investments	0.05		(0.10)	0.08	(0.42)	0.17

Total from investment operations	0.20		0.08	0.27	(0.24)	0.38

Less dividends and distributions:
From net investment income	(0.15)		(0.18)	(0.19)	(0.18)	(0.21)
From net realized gain on investments	—		(0.02)	(0.02)	(0.03)	(0.02)

Total dividends and distributions	(0.15)		(0.20)	(0.21)	(0.21)	(0.23)

Net asset value at end of year	$8.59		$8.54	$8.66	$8.60	$9.05

Total investment return (b)	2.34%		0.88%	3.15%	(2.66%)	4.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74	%(c)	2.11%	2.19%	2.01%	2.32%
Net expenses	1.23	%(d)	1.28%	1.26%	1.19%	1.17%
Expenses (before waiver/reimbursement)	1.24%		1.28%	1.26%	1.25%	1.28%
Portfolio turnover rate (e)	41%		13%	14%	28%	37%
Net assets at end of year (in 000’s)	$40,094		$42,444	$45,947	$50,200	$57,666

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, Net investment income (loss) would have been 1.73%.
(d)	Without the custody fee reimbursement, Net expenses would have been 1.24%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 7% and 16% for the years ended October 31, 2016, 2013 and 2012, respectively.

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016		2015	2014	2013	2012
Net asset value at beginning of year	$8.51		$8.63	$8.57	$9.02	$8.86

Net investment income (loss) (a)	0.08		0.12	0.12	0.11	0.14
Net realized and unrealized gain (loss) on investments	0.05		(0.10)	0.08	(0.42)	0.19

Total from investment operations	0.13		0.02	0.20	(0.31)	0.33

Less dividends and distributions:
From net investment income	(0.08)		(0.12)	(0.12)	(0.11)	(0.15)
From net realized gain on investments	—		(0.02)	(0.02)	(0.03)	(0.02)

Total dividends and distributions	(0.08)		(0.14)	(0.14)	(0.14)	(0.17)

Net asset value at end of year	$8.56		$8.51	$8.63	$8.57	$9.02

Total investment return (b)	1.59%		0.14%	2.38%	(3.40%)	3.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99	%(c)	1.35%	1.44%	1.26%	1.57%
Net expenses	1.98	%(d)	2.03%	2.01%	1.94%	1.92%
Expenses (before waiver/reimbursement)	1.99%		2.03%	2.01%	2.00%	2.03%
Portfolio turnover rate (e)	41%		13%	14%	28%	37%
Net assets at end of year (in 000’s)	$7,154		$8,363	$10,550	$14,783	$21,826

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, Net investment income (loss) would have been 0.98%.
(d)	Without the custody fee reimbursement, Net expenses would have been 1.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 7% and 16% for the years ended October 31, 2016, 2013 and 2012, respectively.

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$8.50		$8.62	$8.56	$9.01	$8.86

Net investment income (loss) (a)	0.08		0.12	0.12	0.11	0.14
Net realized and unrealized gain (loss) on investments	0.05		(0.10)	0.08	(0.42)	0.18

Total from investment operations	0.13		0.02	0.20	(0.31)	0.32

Less dividends and distributions:
From net investment income	(0.08)		(0.12)	(0.12)	(0.11)	(0.15)
From net realized gain on investments	—		(0.02)	(0.02)	(0.03)	(0.02)

Total dividends and distributions	(0.08)		(0.14)	(0.14)	(0.14)	(0.17)

Net asset value at end of year	$8.55		$8.50	$8.62	$8.56	$9.01

Total investment return (b)	1.59%		0.14%	2.39%	(3.41%)	3.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99	%(c)	1.34%	1.44%	1.24%	1.57%
Net expenses	1.98	%(d)	2.03%	2.01%	1.94%	1.92%
Expenses (before waiver/reimbursement)	1.99%		2.03%	2.01%	2.00%	2.03%
Portfolio turnover rate (e)	41%		13%	14%	28%	37%
Net assets at end of year (in 000’s)	$19,338		$17,073	$11,226	$12,593	$27,610

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, Net investment income (loss) would have been 0.98%.
(d)	Without the custody fee reimbursement, Net expenses would have been 1.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 7% and 16% for the years ended October 31, 2016, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$8.59		$8.71	$8.65	$9.10	$8.94

Net investment income (loss) (a)	0.19		0.22	0.23	0.21	0.24
Net realized and unrealized gain (loss) on investments	0.05		(0.09)	0.09	(0.41)	0.19

Total from investment operations	0.24		0.13	0.32	(0.20)	0.43

Less dividends and distributions:
From net investment income	(0.19)		(0.23)	(0.24)	(0.22)	(0.25)
From net realized gain on investments	—		(0.02)	(0.02)	(0.03)	(0.02)

Total dividends and distributions	(0.19)		(0.25)	(0.26)	(0.25)	(0.27)

Net asset value at end of year	$8.64		$8.59	$8.71	$8.65	$9.10

Total investment return (b)	2.83%		1.41%	3.69%	(2.24%)	4.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16	%(c)	2.57%	2.70%	2.42%	2.69%
Net expenses	0.73	%(d)	0.75%	0.73%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.74%		0.75%	0.73%	0.84%	0.89%
Portfolio turnover rate (e)	41%		13%	14%	28%	37%
Net assets at end of year (in 000’s)	$14,061		$4,492	$10,020	$3,561	$5,753

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, Net investment income (loss) would have been 2.15%.
(d)	Without the custody fee reimbursement, Net expenses would have been 0.74%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 7% and 16% for the years ended October 31, 2016, 2013 and 2012, respectively.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Government Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification

Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

21

Notes to Financial Statements (continued)

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

22	MainStay Government Fund

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

23

Notes to Financial Statements (continued)

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(K)  Government Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the fund’s investment. If interest rates rise, less of the debt may be prepaid and

24	MainStay Government Fund

the fund may lose money. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(29,661)	$(29,661)

Total Realized Gain (Loss)		$(29,661)	$(29,661)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(30,615)	$(30,615)

Total Change in Unrealized Appreciation (Depreciation)		$(30,615)	$(30,615)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short (a)	$(8,391,169)	$(8,391,169)

(a)	Positions were open five months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of its average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

During the year ended October 31, 2016, the effective management fee rate was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.00% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $833,619.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

25

Notes to Financial Statements (continued)

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $14,442 and $6,313, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $160, $30,061 and $2,881, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$92,592
Investor Class	144,913
Class B	27,237
Class C	70,981
Class I	6,159

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$74,328	$(575,248)	$(15,411)	$7,398,359	$6,882,028

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$61,575	$(61,575)	$—

The reclassifications for the Fund are primarily due to mortage dollar rolls.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $575,248 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$278	$297

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$2,938,970	$3,566,075
Long-Term Capital Gain	—	314,616
Total	$2,938,970	$3,880,691

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

26	MainStay Government Fund

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of U.S. government securities were $77,541 and $66,240, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,100 and $708, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,671,833	$14,300,084
Shares issued to shareholders in reinvestment of dividends and distributions	193,141	1,650,198
Shares redeemed	(1,755,494)	(14,999,000)

Net increase (decrease) in shares outstanding before conversion	109,480	951,282
Shares converted into Class A (See Note 1)	281,575	2,406,374
Shares converted from Class A (See Note 1)	(84,395)	(722,690)

Net increase (decrease)	306,660	$2,634,966

Year ended October 31, 2015:
Shares sold	1,378,750	$11,850,690
Shares issued to shareholders in reinvestment of dividends and distributions	252,146	2,165,235
Shares redeemed	(2,748,908)	(23,655,170)

Net increase (decrease) in shares outstanding before conversion	(1,118,012)	(9,639,245)
Shares converted into Class A (See Note 1)	180,941	1,558,245
Shares converted from Class A (See Note 1)	(83,343)	(716,000)

Net increase (decrease)	(1,020,414)	$(8,797,000)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	283,003	$2,429,081
Shares issued to shareholders in reinvestment of dividends and distributions	80,330	688,984
Shares redeemed	(607,459)	(5,214,634)

Net increase (decrease) in shares outstanding before conversion	(244,126)	(2,096,569)
Shares converted into Investor Class (See Note 1)	189,526	1,626,591
Shares converted from Investor Class (See Note 1)	(246,625)	(2,116,170)

Net increase (decrease)	(301,225)	$(2,586,148)

Year ended October 31, 2015:
Shares sold	246,000	$2,120,044
Shares issued to shareholders in reinvestment of dividends and distributions	110,476	952,264
Shares redeemed	(744,101)	(6,422,185)

Net increase (decrease) in shares outstanding before conversion	(387,625)	(3,349,877)
Shares converted into Investor Class (See Note 1)	192,597	1,660,405
Shares converted from Investor Class (See Note 1)	(139,902)	(1,210,648)

Net increase (decrease)	(334,930)	$(2,900,120)

27

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	194,937	$1,665,656
Shares issued to shareholders in reinvestment of dividends and distributions	8,341	71,211
Shares redeemed	(210,091)	(1,795,096)

Net increase (decrease) in shares outstanding before conversion	(6,813)	(58,229)
Shares converted from Class B (See Note 1)	(139,939)	(1,194,105)

Net increase (decrease)	(146,752)	$(1,252,334)

Year ended October 31, 2015:
Shares sold	238,206	$2,045,118
Shares issued to shareholders in reinvestment of dividends and distributions	15,391	132,174
Shares redeemed	(342,745)	(2,941,976)

Net increase (decrease) in shares outstanding before conversion	(89,148)	(764,684)
Shares converted from Class B (See Note 1)	(150,508)	(1,292,002)

Net increase (decrease)	(239,656)	$(2,056,686)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,197,365	$10,197,898
Shares issued to shareholders in reinvestment of dividends and distributions	19,643	167,630
Shares redeemed	(963,265)	(8,238,085)

Net increase (decrease)	253,743	$2,127,443

Year ended October 31, 2015:
Shares sold	1,401,812	$12,001,243
Shares issued to shareholders in reinvestment of dividends and distributions	20,421	175,131
Shares redeemed	(716,200)	(6,157,680)

Net increase (decrease)	706,033	$6,018,694

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,769,610	$15,373,740
Shares issued to shareholders in reinvestment of dividends and distributions	14,742	127,362
Shares redeemed	(679,762)	(5,895,739)

Net increase (decrease)	1,104,590	$9,605,363

Year ended October 31, 2015:
Shares sold	186,316	$1,614,474
Shares issued to shareholders in reinvestment of dividends and distributions	17,516	152,087
Shares redeemed	(830,984)	(7,261,646)

Net increase (decrease)	(627,152)	$(5,495,085)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

28	MainStay Government Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

29

Federal Income Tax Information

(Unaudited)

In February 2017 shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Government Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

32	MainStay Government Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Government Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716016 MS316-16	MSG11-12/16 (NYLIM) NL211

MainStay High Yield Corporate Bond Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5.01 9.96%	5.55 6.53%	5.88 6.37%	0.96 0.96%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	4.97 9.91	5.55 6.52	5.84 6.33	1.02 1.02
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	3.85 8.85	5.38 5.70	5.52 5.52	1.77 1.77
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.04 9.04	5.74 5.74	5.54 5.54	1.77 1.77
Class I Shares	No Sales Charge		10.23	6.83	6.63	0.71
Class R1 Shares[4]	No Sales Charge		10.13	6.69	6.49	0.81
Class R2 Shares[5]	No Sales Charge		9.83	6.43	6.26	1.06
Class R3 Shares[6]	No Sales Charge		9.52	6.17	5.97	1.31
Class R6 Shares[7]	No Sales Charge		10.24	6.92	6.68	0.58

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R1 shares, first offered on June 29, 2012, include the historical performance of Class B shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on December 14, 2007, although this class of shares did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R2 shares would likely have been different.
6.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class B shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.
7.

Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R6 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[8]	10.22%	6.91%	7.27%
Average Lipper High Yield Fund[9]	7.01	5.92	6.05

8.	The Credit Suisse High Yield Index is the Fund’s primary broad-based securities market index for comparison purposes. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper High Yield Fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,078.90	$4.96	$1,020.40	$4.82

Investor Class Shares	$1,000.00	$1,078.50	$5.33	$1,020.00	$5.18

Class B Shares	$1,000.00	$1,074.80	$9.23	$1,016.20	$8.97

Class C Shares	$1,000.00	$1,074.70	$9.23	$1,016.20	$8.97

Class I Shares	$1,000.00	$1,080.20	$3.66	$1,021.60	$3.56

Class R1 Shares	$1,000.00	$1,079.80	$4.18	$1,021.10	$4.06

Class R2 Shares	$1,000.00	$1,078.40	$5.49	$1,019.90	$5.33

Class R3 Shares	$1,000.00	$1,077.30	$6.79	$1,018.60	$6.60

Class R6 Shares	$1,000.00	$1,081.20	$3.09	$1,022.20	$3.00

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.95% for Class A, 1.02% for Investor Class, 1.77% for Class B and Class C, 0.70% for Class I, 0.80% for Class R1, 1.05% for Class R2, 1.30% for Class R3 and 0.59% for Class R6) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.00%–6.836%, due 11/15/20–1/15/26

2.	HCA, Inc., 4.25%–8.36%, due 10/1/18–2/15/26

3.	Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc., 6.125%–6.875%, due 6/15/19–2/15/23

4.	Micron Technology, Inc., 5.25%–7.50%, due 2/15/22–1/15/26

5.	Comstock Resources, Inc.
6.	Exide Technologies

7.	Crown Castle International Corp., 4.875%–5.25%, due 4/15/22–1/15/23

8.	Virgin Media Secured Finance PLC, 5.25%–5.50%, due 1/15/21–8/15/26

9.	MPLX, L.P., 4.875%–5.50%, due 2/15/23–6/1/25

10.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–6.625%, due 1/31/22–5/1/27

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 9.96% for Class A shares, 9.91% for Investor Class shares, 8.85% for Class B shares and 9.04% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 10.23%, Class R1 shares returned 10.13%, Class R2 shares returned 9.83%, Class R3 shares1 returned 9.52% and Class R6 shares returned 10.24%. For the 12 months ended October 31, 2016, Class I and Class R6 outperformed—and all other share classes underperformed—the 10.22% return of the Credit Suisse High Yield Index,2 which is the Fund’s broad-based securities-market index. For the same period, all share classes outperformed the 7.01% return of the Average Lipper3 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed in a bottom-up investment style, which focuses on individual credit selection. Security selection and sector positioning made the energy sector the most significant positive contributor to the Fund’s performance relative to the Credit Suisse High Yield Index during the reporting period. (Contributions take weightings and total returns into account.) The Fund’s overweight position in exploration & production companies and favorable security selection in that industry also helped the Fund’s performance relative to the Index. In the health care sector, positioning and favorable security selection were also beneficial, as the Fund held underweight positions relative to the Credit Suisse High Yield Index in pharmaceutical companies and rural hospital operators, which underperformed the Index during the reporting period. Underweight positions relative to the Index and positive security selection in the food/tobacco and media/telecom sectors also helped the Fund’s relative performance.

Positioning in the gaming sector detracted from performance relative to the Credit Suisse High Yield Index, as the Fund did

not own distressed credits that rebounded during the reporting period. An overweight position in transportation negatively affected performance, as the sector underperformed the Index. In addition, the Fund’s underweight position in chemicals detracted from relative performance, as the sector outperformed the Credit Suisse High Yield Index.

What was the Fund’s duration4 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning resulted from our bottom-up investment process. During the reporting period, the Fund’s duration was shorter than that of the Credit Suisse High Yield Index and slightly detracted from relative performance. As of October 31, 2016, the Fund’s modified duration to worst5 was approximately 3.12 years, which was shorter than the 3.61-year duration of the Credit Suisse High Yield Index on the same date.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Investor sentiment toward high-yield bonds worsened during the fourth quarter of 2015 and ended the year at the most bearish level since 2009. High-yield bonds further sold off in early 2016 because of extreme weakness in global equity markets and continuing declines in commodity prices. Valuations of high-yield commodity-related bonds reflected extreme financial distress. In 2015 and 2016, the Fund invested in select energy and metals/mining credits at attractive risk-adjusted yields and margins of safety. The Fund also invested in select “fallen angels” (securities that had been downgraded to below investment grade). The Fund also incrementally increased its allocation to Risk Group 36 credits as their risk-adjusted yields became more attractive.

After bottoming out on February 11, 2016, the high yield market rebounded sharply, with Credit Suisse High Yield Index returning more than 20% since then. Spreads7 have tightened significantly, especially in commodity-related sectors and among securities rated CCC,8 which significantly outperformed the

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on the Credit Suisse High Yield Index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
6.	MacKay Shields LLC manages portfolio risk through Risk Groups. The Subadvisor categorizes every security into one of four proprietary Risk Groups based on the holding’s asset coverage, normalized cash flow, and cash flow volatility. Group 3 holdings are considered risk credits, which are securities that may trade at a discount as well as have a minimum of 1.5x asset coverage and higher cash flow volatility.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

market in 2016. As a result, the Fund began to reduce positions in these sectors, which have appreciated in price because of relative value, and we added to higher-quality positions at relatively attractive risk-adjusted yields.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased bonds of mining company Freeport-McMoRan during the reporting period. The sell-off in the company’s bonds had a strong technical factor, exceeding the increased risk that resulted from the sell-off in commodity prices during the fourth quarter of 2015. We believed that the market was focused on short-term commodity prices and misunderstood the long-term asset value of Freeport-McMoRan. We also believed that the company’s short-term financial flexibility supported our purchase of the company’s bonds at very attractive spreads. Another position that we added to the Fund was MGM Growth Properties. We established the position when the bonds were issued in April 2016. The company is a real estate investment trust (REIT) that was spun off from MGM Resorts International, a gaming company headquartered in Las Vegas. MGM Resorts International owns the majority of the equity of MGM Growth Properties and guarantees the bonds of MGM Growth Properties. We liked the bonds because we believed that they were well covered by the assets of the company. In particular, MGM Growth Properties owns seven properties on the Las Vegas strip as well as three other regional properties. The leases that were put in place with the operator, MGM Resorts International, are well structured and provide cash flow coverage relative to the rent stream. At the time of the new issue, we believed that the valuation was exceptionally compelling relative to comparable bonds. The bonds also contain covenants (limits on debt and liens) that could protect the Fund as the company grows.

During the reporting period, the Fund sold its position in data storage company Seagate Technology. The hard disk drive industry has suffered substantial declines based on weakness in the personal computer segment but also driven by the transition in personal computers and servers to the use of solid state drives, which Seagate Technology does not manufacture.

Western Digital, Seagate Technology’s main competitor in hard disk drives, recently purchased SanDisk to offset this industry transition. We sold the bonds of Seagate Technology because of fundamental business pressures and technical factors resulting from the potential for rating downgrades that could weigh on the price of the company’s bonds. We also felt that distributions to equity could lead to further credit challenges.

The Fund exited its position in Kratos Defense & Security Solutions during the reporting period. The company is a defense and specialized security technology business focused on electronic attack & warfare, radar, satellite, intelligence, reconnaissance, and missile system platforms. The environment for defense contractors has become increasingly competitive, resulting in lower margins, frequent award protests and delays. The company also reported persistently weak operating results, negative free cash flow and continued credit-profile deterioration. With leverage at elevated levels, limited operational visibility in 2016, and concerns over Kratos Defense & Security Solutions’ ability to win future contracts in an uncertain defense budgetary environment, we believed that the downside risks far outweighed the positive business elements that had prompted our original investment decision.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the Fund’s sector weightings, and our position in risk remained consistent. There were small increases in the Fund’s weightings in energy and financials because of attractive valuations and yields. During the reporting period, the Fund reduced its weightings in the industrials and consumer discretionary sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held overweight positions relative to the Credit Suisse High Yield Index in the financials and industrials sectors. As of the same date, the Fund held underweight positions relative to the Index in the consumer staples, utilities and information technology sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Corporate Bond Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Long-Term Bonds 93.4%† Convertible Bonds 2.7%
Auto Parts & Equipment 0.5%
♦Exide Technologies 7.00% (7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$74,577,020	$53,695,454

Media 0.4%
DISH Network Corp. 3.375%, due 8/15/26 (d)	32,535,000	37,435,584

Mining 0.6%
Detour Gold Corp. 5.50%, due 11/30/17	59,539,000	61,474,018

Oil & Gas 0.7%
♦Comstock Resources, Inc.
7.75% (7.75% PIK), due 4/1/19 (a)	24,520,000	20,918,625
9.50% (9.50% PIK), due 6/15/20 (a)	38,189,000	32,603,859
Stone Energy Corp. 1.75%, due 3/1/17 (e)	29,845,000	19,212,719

		72,735,203

Real Estate Investment Trusts 0.5%
VEREIT, Inc.
3.00%, due 8/1/18	2,020,000	2,021,263
3.75%, due 12/15/20	44,380,000	45,240,084

		47,261,347

Total Convertible Bonds (Cost $279,208,145)		272,601,606

Corporate Bonds 90.2%
Advertising 0.5%
Lamar Media Corp.
5.00%, due 5/1/23	2,500,000	2,618,750
5.75%, due 2/1/26	655,000	701,276
5.875%, due 2/1/22	21,972,000	22,741,020
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	14,600,000	15,111,000
5.625%, due 2/15/24	6,845,000	7,118,800

		48,290,846

Aerospace & Defense 1.2%
KLX, Inc. 5.875%, due 12/1/22 (d)	32,065,000	32,632,550
Orbital ATK, Inc.
5.25%, due 10/1/21	3,190,000	3,301,650
5.50%, due 10/1/23	14,115,000	14,679,600

	Principal Amount	Value
Aerospace & Defense (continued)
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	$18,585,000	$19,459,703
TransDigm, Inc.
5.50%, due 10/15/20	4,000,000	4,110,000
6.00%, due 7/15/22	4,000,000	4,170,000
6.375%, due 6/15/26 (d)	8,740,000	8,937,524
6.50%, due 7/15/24	17,411,000	18,325,078
6.50%, due 5/15/25	11,350,000	11,832,375

		117,448,480

Apparel 0.4%
Hanesbrands, Inc.
4.625%, due 5/15/24 (d)	8,280,000	8,419,725
4.875%, due 5/15/26 (d)	10,710,000	10,897,425
William Carter Co. (The) 5.25%, due 8/15/21	17,520,000	18,220,800

		37,537,950

Auto Manufacturers 1.1%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (d)	33,560,000	34,566,800
BCD Acquisition, Inc. 9.625%, due 9/15/23 (d)	24,065,000	24,847,113
Ford Holdings LLC
9.30%, due 3/1/30	18,155,000	25,760,329
9.375%, due 3/1/20	1,695,000	2,059,372
General Motors Financial Co., Inc.
4.75%, due 8/15/17	3,000,000	3,075,129
6.75%, due 6/1/18	18,000,000	19,313,838

		109,622,581

Auto Parts & Equipment 3.0%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (d)	25,545,000	25,126,062
Allison Transmission, Inc. 5.00%, due 10/1/24 (d)	11,690,000	11,923,800
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (d)	10,400,000	10,452,000
♦Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/20 (a)(b)(c)(d)	68,735,387	59,043,697
♦Exide Technologies (Escrow Claim Shares) 8.625%, due 2/1/18 (b)(c)(d)(f)	64,863,000	64,863
Goodyear Tire & Rubber Co. (The) 5.125%, due 11/15/23	7,000,000	7,227,500
IHO Verwaltungs GmbH
4.125% (4.125% Cash or 4.875% PIK), due 9/15/21 (a)(d)	20,710,000	21,201,863
4.50% (4.50% Cash or 5.25% PIK), due 9/15/23 (a)(d)	30,350,000	30,729,375
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26 (a)(d)	20,145,000	20,094,638

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
International Automotive Components Group S.A. 9.125%, due 6/1/18 (d)	$13,960,000	$13,227,100
Meritor, Inc. 6.75%, due 6/15/21	11,900,000	12,108,250
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (d)	21,000,000	22,207,500
Schaeffler Finance B.V.
4.25%, due 5/15/21 (d)	21,610,000	22,177,262
4.75%, due 5/15/23 (d)	17,195,000	17,732,344
Tenneco, Inc. 5.00%, due 7/15/26	12,550,000	12,612,750
Titan International, Inc. 6.875%, due 10/1/20	4,442,000	4,264,320
ZF North America Capital, Inc.
4.50%, due 4/29/22 (d)	2,000,000	2,117,500
4.75%, due 4/29/25 (d)	10,025,000	10,576,375

		302,887,199

Banks 0.1%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (d)	8,950,000	8,994,750

Biotechnology 0.2%
AMAG Pharmaceuticals, Inc. 7.875%, due 9/1/23 (d)	24,220,000	22,706,250

Building Materials 1.8%
BMC East LLC 5.50%, due 10/1/24 (d)	10,285,000	10,439,275
Boise Cascade Co. 6.375%, due 11/1/20	28,065,000	28,959,712
Eagle Materials, Inc. 4.50%, due 8/1/26	2,500,000	2,519,915
Gibraltar Industries, Inc. 6.25%, due 2/1/21	11,580,000	11,999,775
James Hardie International Finance, Ltd. 5.875%, due 2/15/23 (d)	27,885,000	29,418,675
RSI Home Products, Inc. 6.50%, due 3/15/23 (d)	12,500,000	13,250,000
Standard Industries, Inc. 5.125%, due 2/15/21 (d)	7,630,000	8,011,500
Summit Materials LLC / Summit Materials Finance Corp.
6.125%, due 7/15/23	31,085,000	31,862,125
8.50%, due 4/15/22 (d)	17,500,000	19,250,000
USG Corp.
5.875%, due 11/1/21 (d)	10,000,000	10,475,000
7.875%, due 3/30/20 (d)	12,236,000	12,740,735

		178,926,712

	Principal Amount	Value
Chemicals 1.4%
Blue Cube Spinco, Inc.
9.75%, due 10/15/23	$31,550,000	$37,071,250
10.00%, due 10/15/25	22,945,000	27,534,000
GCP Applied Technologies, Inc. 9.50%, due 2/1/23 (d)	19,625,000	22,225,312
Olin Corp. 5.50%, due 8/15/22	18,114,000	18,295,140
PolyOne Corp. 5.25%, due 3/15/23	11,355,000	11,621,842
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 6.75%, due 5/1/22 (d)	15,625,000	16,484,375
Westlake Chemical Corp. 4.625%, due 2/15/21 (d)	3,650,000	3,814,214

		137,046,133

Coal 0.6%
CONSOL Energy, Inc.
5.875%, due 4/15/22	42,000,000	38,823,750
8.00%, due 4/1/23	24,030,000	23,789,700

		62,613,450

Commercial Services 3.8%
Ashtead Capital, Inc.
5.625%, due 10/1/24 (d)	17,000,000	17,892,500
6.50%, due 7/15/22 (d)	45,692,000	47,919,485
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	40,118,000	39,716,820
6.375%, due 4/1/24 (d)	13,295,000	13,361,475
Cimpress N.V. 7.00%, due 4/1/22 (d)	37,800,000	39,123,000
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (d)	14,975,000	13,926,750
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	46,601,000	45,727,231
Hertz Corp. (The) 5.50%, due 10/15/24 (d)	9,355,000	9,082,770
IHS Markit, Ltd. 5.00%, due 11/1/22 (d)	64,925,000	68,658,188
Modular Space Corp. 10.25%, due 1/31/19 (d)(g)	4,270,000	1,836,100
Nielsen Co. Luxembourg S.A.R.L. (The) 5.50%, due 10/1/21 (d)	4,500,000	4,691,250
Team Health, Inc. 7.25%, due 12/15/23 (d)	26,505,000	29,983,781
United Rentals North America, Inc.
4.625%, due 7/15/23	10,600,000	10,944,500
5.50%, due 5/15/27	10,000,000	9,950,000
7.625%, due 4/15/22	10,572,000	11,242,053
WEX, Inc. 4.75%, due 2/1/23 (d)	15,458,000	15,380,710

		379,436,613

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Computers 0.3%
NCR Corp.
4.625%, due 2/15/21	$3,180,000	$3,219,750
6.375%, due 12/15/23	25,360,000	26,818,200

		30,037,950

Cosmetics & Personal Care 0.7%
Edgewell Personal Care Co.
4.70%, due 5/19/21	38,105,000	40,020,919
4.70%, due 5/24/22	19,378,000	20,310,469
First Quality Finance Co., Inc. 4.625%, due 5/15/21 (d)	6,490,000	6,514,338

		66,845,726

Distribution & Wholesale 0.4%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (d)	22,460,000	20,649,275
H&E Equipment Services, Inc. 7.00%, due 9/1/22	15,250,000	16,043,000
HD Supply, Inc. 5.75%, due 4/15/24 (d)	3,000,000	3,150,000

		39,842,275

Electric 1.7%
Calpine Corp.
5.875%, due 1/15/24 (d)	19,441,000	20,510,255
6.00%, due 1/15/22 (d)	34,773,000	36,348,565
GenOn Energy, Inc.
7.875%, due 6/15/17	68,622,000	56,270,040
9.50%, due 10/15/18	43,205,000	34,672,012
NRG REMA LLC
Series B 9.237%, due 7/2/17	2,931,309	2,345,047
Series C 9.681%, due 7/2/26	24,225,000	16,715,250
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,927,000	3,196,237

		170,057,406

Electrical Components & Equipment 1.2%
Anixter, Inc.
5.50%, due 3/1/23	1,000,000	1,052,500
5.625%, due 5/1/19	7,715,000	8,177,900
Belden, Inc. 5.50%, due 9/1/22 (d)	48,348,000	49,435,830
General Cable Corp. 5.75%, due 10/1/22	44,660,000	42,203,700
WESCO Distribution, Inc. 5.375%, due 12/15/21	20,519,000	20,955,029

		121,824,959

	Principal Amount	Value
Electronics 0.6%
Allegion PLC 5.875%, due 9/15/23	$8,500,000	$9,158,750
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	19,800,000	20,616,750
Kemet Corp. 10.50%, due 5/1/18	27,014,000	27,081,535

		56,857,035

Engineering & Construction 0.8%
Broadspectrum, Ltd. 8.375%, due 5/15/20 (d)	27,490,000	29,242,487
New Enterprise Stone & Lime Co., Inc. 11.00%, due 9/1/18	29,975,000	29,675,250
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	26,349,000	23,977,590

		82,895,327

Entertainment 1.0%
Churchill Downs, Inc.
5.375%, due 12/15/21	17,605,000	18,221,175
5.375%, due 12/15/21 (d)	5,965,000	6,173,775
GLP Capital, L.P. / GLP Financing II, Inc.
4.875%, due 11/1/20	2,000,000	2,132,500
5.375%, due 4/15/26	5,500,000	5,843,750
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	17,990,000	18,169,900
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (d)	14,340,000	14,806,050
Sterling Entertainment Enterprises LLC 9.75%, due 12/31/19 (b)(c)(f)	35,000,000	36,312,500

		101,659,650

Finance—Auto Loans 0.2%
Credit Acceptance Corp.
6.125%, due 2/15/21	4,102,000	4,122,510
7.375%, due 3/15/23	18,625,000	19,230,313

		23,352,823

Finance—Consumer Loans 0.5%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	25,895,000	26,089,212
OneMain Financial Holdings LLC
6.75%, due 12/15/19 (d)	6,645,000	6,877,575
7.25%, due 12/15/21 (d)	2,000,000	2,070,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Consumer Loans (continued)
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (d)	$12,414,000	$9,838,095
Springleaf Finance Corp. 8.25%, due 12/15/20	5,075,000	5,506,375

		50,381,257

Finance—Credit Card 0.1%
Alliance Data Systems Corp. 6.375%, due 4/1/20 (d)	9,000,000	9,168,750

Finance—Investment Banker/Broker 0.7%
E*TRADE Financial Corp.
4.625%, due 9/15/23	17,500,000	18,156,250
5.375%, due 11/15/22	20,880,000	22,317,692
5.875%, due 12/29/49 (h)	3,525,000	3,643,969
KCG Holdings, Inc. 6.875%, due 3/15/20 (d)	27,035,000	26,426,713

		70,544,624

Finance—Leasing Companies 0.5%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.625%, due 10/30/20	9,240,000	9,725,100
5.00%, due 10/1/21	16,320,000	17,340,000
Aircastle, Ltd. 5.50%, due 2/15/22	2,000,000	2,145,000
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (d)	18,055,000	19,409,125

		48,619,225

Finance—Mortgage Loan/Banker 0.4%
Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp.
5.875%, due 8/1/21 (d)	25,665,000	24,381,750
7.375%, due 10/1/17	18,385,000	18,637,794

		43,019,544

Finance—Other Services 0.5%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (d)	27,350,000	27,350,000
Double Eagle Acquistion Sub, Inc. 7.50%, due 10/1/24 (d)	5,000,000	5,150,000
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 8/1/18	12,000,000	12,142,500
6.50%, due 7/1/21	1,500,000	1,488,750
7.875%, due 10/1/20	6,000,000	6,120,000

		52,251,250

	Principal Amount	Value
Food 2.0%
B&G Foods, Inc. 4.625%, due 6/1/21	$16,649,000	$17,106,848
C&S Group Enterprises LLC 5.375%, due 7/15/22 (d)	49,865,000	48,369,050
Fresh Market, Inc. (The) 9.75%, due 5/1/23 (d)	20,170,000	17,194,925
Ingles Markets, Inc. 5.75%, due 6/15/23	12,100,000	12,523,500
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (d)	23,165,000	22,701,700
Land O’Lakes, Inc. 6.00%, due 11/15/22 (d)	26,365,000	29,067,412
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (d)	13,023,000	14,911,335
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (d)	11,715,000	12,581,910
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	21,607,000	22,282,219

		196,738,899

Forest Products & Paper 0.6%
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	51,820,000	61,665,800

Gas 0.5%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.625%, due 5/20/24	23,405,000	24,516,737
5.875%, due 8/20/26	22,255,000	23,367,750

		47,884,487

Health Care—Products 0.9%
Alere, Inc. 6.375%, due 7/1/23 (d)	9,970,000	10,269,100
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (d)	24,859,000	25,138,664
Halyard Health, Inc. 6.25%, due 10/15/22	11,331,000	11,600,111
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (d)	13,750,000	14,437,500
Hologic, Inc. 5.25%, due 7/15/22 (d)	12,715,000	13,447,384
Sterigenics-Nordion Holdings LLC 6.50%, due 5/15/23 (d)	8,350,000	8,579,625
Universal Hospital Services, Inc. 7.625%, due 8/15/20	10,855,000	10,420,800

		93,893,184

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services 3.9%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	$13,762,000	$13,779,203
6.50%, due 3/1/24	11,565,000	11,796,300
Centene Corp.
4.75%, due 5/15/22	4,000,000	4,060,000
4.75%, due 1/15/25	14,425,000	14,361,891
5.625%, due 2/15/21	13,405,000	14,061,979
5.75%, due 6/1/17	9,030,000	9,188,025
6.125%, due 2/15/24	19,320,000	20,575,800
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	130,000	133,900
Fresenius Medical Care U.S. Finance II, Inc.
4.75%, due 10/15/24 (d)	2,000,000	2,085,000
5.625%, due 7/31/19 (d)	11,680,000	12,643,600
5.875%, due 1/31/22 (d)	4,030,000	4,564,781
6.50%, due 9/15/18 (d)	4,730,000	5,096,575
♦HCA, Inc.
4.25%, due 10/15/19	6,000,000	6,225,000
5.00%, due 3/15/24	9,944,000	10,356,676
5.25%, due 4/15/25	19,000,000	19,902,500
5.375%, due 2/1/25	20,495,000	20,919,247
5.875%, due 3/15/22	12,010,000	13,211,000
5.875%, due 5/1/23	2,828,000	3,000,338
5.875%, due 2/15/26	19,470,000	20,443,500
6.50%, due 2/15/20	3,294,000	3,648,105
7.50%, due 2/15/22	9,407,000	10,705,166
7.50%, due 12/15/23	1,500,000	1,665,000
7.58%, due 9/15/25	8,000,000	8,920,000
7.69%, due 6/15/25	18,000,000	20,160,000
8.00%, due 10/1/18	4,984,000	5,526,010
8.36%, due 4/15/24	4,524,000	5,270,460
HealthSouth Corp. 5.75%, due 11/1/24	13,345,000	13,762,031
Molina Healthcare, Inc. 5.375%, due 11/15/22	22,000,000	22,893,640
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (d)	46,985,000	50,269,251
Quorum Health Corp. 11.625%, due 4/15/23 (d)	10,000,000	7,250,000
Tenet Healthcare Corp.
6.00%, due 10/1/20	8,000,000	8,427,040
6.75%, due 6/15/23	7,000,000	6,431,250
8.125%, due 4/1/22	19,000,000	18,572,500

		389,905,768

Holding Company—Diversified 0.6%
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), due 8/15/19 (a)(d)	67,601,000	65,910,975

	Principal Amount	Value
Home Builders 2.6%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (d)	$35,515,000	$34,804,700
AV Homes, Inc. 8.50%, due 7/1/19	24,860,000	25,854,400
Brookfield Residential Properties, Inc.
6.375%, due 5/15/25 (d)	5,665,000	5,650,838
6.50%, due 12/15/20 (d)	23,765,000	24,477,950
Brookfield Residential Properties, Inc./ Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (d)	37,941,000	38,510,115
Century Communities, Inc. 6.875%, due 5/15/22	25,336,000	25,779,380
D.R. Horton, Inc.
4.75%, due 2/15/23	2,000,000	2,110,000
5.75%, due 8/15/23	3,605,000	4,008,363
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	36,862,000	36,769,845
Meritage Homes Corp. 7.00%, due 4/1/22	1,500,000	1,674,000
PulteGroup, Inc.
4.25%, due 3/1/21	2,000,000	2,100,000
5.00%, due 1/15/27	8,115,000	8,054,137
5.50%, due 3/1/26	4,000,000	4,160,000
Toll Brothers Finance Corp.
5.625%, due 1/15/24	2,000,000	2,130,000
5.875%, due 2/15/22	5,000,000	5,512,500
WCI Communities, Inc. 6.875%, due 8/15/21	12,355,000	13,034,525
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (d)	30,741,000	29,818,770

		264,449,523

Household Products & Wares 0.5%
Prestige Brands, Inc.
5.375%, due 12/15/21 (d)	4,000,000	4,150,000
6.375%, due 3/1/24 (d)	15,088,000	16,031,000
Spectrum Brands, Inc.
5.75%, due 7/15/25	7,000,000	7,577,500
6.625%, due 11/15/22	24,835,000	26,620,140

		54,378,640

Housewares 0.4%
American Greetings Corp. 7.375%, due 12/1/21	9,244,000	9,475,100
Radio Systems Corp. 8.375%, due 11/1/19 (d)	33,225,000	34,678,594

		44,153,694

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance 1.5%
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	$31,660,000	$33,084,700
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	9,092,000	9,706,656
8.30%, due 4/15/26	5,395,000	6,507,115
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (d)	29,148,000	29,075,130
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (d)	12,890,000	14,581,464
MGIC Investment Corp. 5.75%, due 8/15/23	22,500,000	23,737,500
USI, Inc. 7.75%, due 1/15/21 (d)	29,460,000	29,754,600

		146,447,165

Internet 1.5%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (d)	8,855,000	9,098,513
Match Group, Inc.
6.375%, due 6/1/24	4,500,000	4,860,000
6.75%, due 12/15/22	56,624,000	60,233,780
Netflix, Inc.
5.375%, due 2/1/21	10,580,000	11,466,075
5.50%, due 2/15/22	14,265,000	15,441,862
5.75%, due 3/1/24	23,761,000	25,840,087
5.875%, due 2/15/25	4,401,000	4,879,609
VeriSign, Inc. 5.25%, due 4/1/25	16,582,000	17,494,010

		149,313,936

Investment Management/Advisory Services 0.5%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (d)	24,475,000	23,434,813
NFP Corp. 9.00%, due 7/15/21 (d)	22,882,000	23,339,640

		46,774,453

Iron & Steel 1.2%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	10,418,000	9,740,830
Allegheny Technologies, Inc.
7.875%, due 8/15/23	22,970,000	21,936,350
9.375%, due 6/1/19	7,250,000	7,612,500
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC
6.50%, due 5/15/21 (d)	38,050,000	40,146,555
7.125%, due 5/1/18 (d)	15,783,000	16,098,660
Evraz, Inc. N.A. 7.50%, due 11/15/19 (d)	22,270,000	22,464,862

		117,999,757

	Principal Amount	Value
Leisure Time 1.0%
Brunswick Corp. 4.625%, due 5/15/21 (d)	$19,031,000	$19,625,719
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (d)	70,625,000	73,002,096
Vista Outdoor, Inc. 5.875%, due 10/1/23	6,500,000	6,825,650

		99,453,465

Lodging 0.8%
Boyd Gaming Corp. 6.375%, due 4/1/26 (d)	9,000,000	9,630,000
Choice Hotels International, Inc.
5.70%, due 8/28/20	2,000,000	2,192,500
5.75%, due 7/1/22	26,735,000	29,241,406
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24 (d)	14,200,000	14,235,500
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	20,930,000	21,557,900

		76,857,306

Machinery—Construction & Mining 0.3%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (d)	20,610,000	17,982,225
Cortes NP Acquisition Corp. 9.25%, due 10/15/24 (d)	5,795,000	6,052,153
Vander Intermediate Holding II Corp. 9.75% (9.75% Cash or 10.50% PIK), due 2/1/19 (a)(d)	5,762,437	3,025,280

		27,059,658

Machinery—Diversified 0.4%
Briggs & Stratton Corp. 6.875%, due 12/15/20	8,945,000	9,906,588
SPX FLOW, Inc. 5.625%, due 8/15/24 (d)	4,100,000	4,156,375
Zebra Technologies Corp. 7.25%, due 10/15/22	25,185,000	27,136,837

		41,199,800

Media 5.7%
Altice Financing S.A. 7.50%, due 5/15/26 (d)	15,300,000	15,759,000
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (d)	20,195,000	20,660,495
Cablevision Systems Corp. 7.75%, due 4/15/18	18,620,000	19,620,825
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	24,000,000	24,840,000
5.125%, due 5/1/23 (d)	14,873,000	15,356,372
5.25%, due 9/30/22	3,000,000	3,123,750
5.375%, due 5/1/25 (d)	3,880,000	3,986,700

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
♦CCO Holdings LLC / CCO Holdings Capital Corp. (continued)
5.75%, due 2/15/26 (d)	$14,035,000	$14,622,716
5.875%, due 4/1/24 (d)	23,695,000	25,057,462
5.875%, due 5/1/27 (d)	9,000,000	9,427,500
6.625%, due 1/31/22	600,000	625,500
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.579%, due 7/23/20 (d)	4,000,000	4,147,436
4.464%, due 7/23/22 (d)	6,165,000	6,566,822
Cogeco Communications, Inc. 4.875%, due 5/1/20 (d)	10,685,000	11,032,263
CSC Holdings LLC
7.625%, due 7/15/18	8,885,000	9,529,163
10.125%, due 1/15/23 (d)	5,935,000	6,691,713
DISH DBS Corp.
4.625%, due 7/15/17	2,000,000	2,037,500
5.125%, due 5/1/20	5,000,000	5,175,000
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, due 8/15/23 (d)	6,500,000	6,922,500
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	13,665,000	13,939,803
5.00%, due 4/15/22 (d)	71,860,000	73,297,200
Quebecor Media, Inc. 5.75%, due 1/15/23	49,915,000	52,161,175
SFR Group S.A.
6.00%, due 5/15/22 (d)	42,875,000	43,960,595
6.25%, due 5/15/24 (d)	8,000,000	7,994,960
7.375%, due 5/1/26 (d)	22,000,000	22,220,000
Videotron, Ltd.
5.00%, due 7/15/22	23,754,000	24,793,237
5.375%, due 6/15/24 (d)	28,095,000	29,394,394
♦Virgin Media Secured Finance PLC
5.25%, due 1/15/21	83,145,000	88,549,425
5.25%, due 1/15/26 (d)	5,000,000	4,948,500
5.50%, due 8/15/26 (d)	5,000,000	5,043,750

		571,485,756

Metal Fabricate & Hardware 1.3%
Novelis Corp.
5.875%, due 9/30/26 (d)	25,230,000	25,545,375
6.25%, due 8/15/24 (d)	20,650,000	21,476,000
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (d)	14,155,000	10,899,350
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (d)	73,540,000	72,804,600

		130,725,325

	Principal Amount	Value
Mining 3.0%
Alamos Gold, Inc. 7.75%, due 4/1/20 (d)	$61,421,000	$63,570,735
Alcoa Nederland Holding B.V.
6.75%, due 9/30/24 (d)	7,875,000	8,150,625
7.00%, due 9/30/26 (d)	12,000,000	12,357,600
Aleris International, Inc.
7.875%, due 11/1/20	14,255,000	14,255,000
9.50%, due 4/1/21 (d)	31,135,000	33,470,125
Constellium N.V. 5.75%, due 5/15/24 (d)	19,135,000	16,934,475
First Quantum Minerals, Ltd. 7.25%, due 10/15/19 (d)	27,685,000	27,304,331
Hecla Mining Co. 6.875%, due 5/1/21	42,803,000	43,659,060
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (d)	4,405,000	4,812,463
New Gold, Inc.
6.25%, due 11/15/22 (d)	3,537,000	3,572,370
7.00%, due 4/15/20 (d)	42,034,000	43,295,020
Petra Diamonds U.S. Treasury PLC 8.25%, due 5/31/20 (d)	19,480,000	20,137,450
St. Barbara, Ltd. 8.875%, due 4/15/18 (d)	12,363,000	12,826,612

		304,345,866

Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	18,225,000	18,270,562
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	26,160,000	19,881,600
EnPro Industries, Inc. 5.875%, due 9/15/22	16,365,000	17,019,600
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (d)	29,319,000	27,706,455
Koppers, Inc. 7.875%, due 12/1/19	16,144,000	16,386,160

		99,264,377

Oil & Gas 8.6%
Antero Resources Corp.
5.125%, due 12/1/22	3,000,000	3,022,500
5.375%, due 11/1/21	10,000,000	10,150,000
California Resources Corp.
5.00%, due 1/15/20	58,790,000	36,449,800
8.00%, due 12/15/22 (d)	12,655,000	8,542,125
Callon Petroleum Co. 6.125%, due 10/1/24 (d)	12,930,000	13,317,900
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
6.50%, due 4/15/21	32,000,000	25,440,000
7.625%, due 1/15/22	24,680,000	19,497,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. (continued)
7.75%, due 4/15/23	$4,840,000	$3,775,200
11.50%, due 1/15/21 (d)	33,240,000	37,478,100
Carrizo Oil & Gas, Inc.
6.25%, due 4/15/23	7,000,000	7,192,500
7.50%, due 9/15/20	14,480,000	15,041,100
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (b)(c)(f)	15,000,000	4,800,000
♦Comstock Resources, Inc. 10.00% (10.00% Cash or 12.25% PIK), due 3/15/20 (a)	63,085,000	63,400,425
Concho Resources, Inc.
5.50%, due 10/1/22	16,000,000	16,440,000
6.50%, due 1/15/22	24,386,000	25,239,510
Continental Resources, Inc.
5.00%, due 9/15/22	19,605,000	19,212,900
7.125%, due 4/1/21	25,875,000	26,819,438
7.375%, due 10/1/20	22,095,000	22,662,842
EnQuest PLC 7.00%, due 4/15/22 (d)(e)	6,753,000	4,300,817
Gulfport Energy Corp. 6.00%, due 10/15/24 (d)	22,965,000	23,395,594
Halcon Resources Corp. 8.625%, due 2/1/20 (d)	40,545,000	41,355,900
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22	23,415,000	21,249,113
Murphy Oil Corp. 6.875%, due 8/15/24	9,575,000	10,101,194
Murphy Oil USA, Inc. 6.00%, due 8/15/23	22,105,000	23,265,513
Newfield Exploration Co.
5.625%, due 7/1/24	19,360,000	20,134,400
5.75%, due 1/30/22	13,520,000	14,094,600
Oasis Petroleum, Inc.
6.50%, due 11/1/21	17,768,000	17,656,950
6.875%, due 3/15/22	7,500,000	7,425,000
6.875%, due 1/15/23	5,000,000	4,900,000
PDC Energy, Inc.
6.125%, due 9/15/24 (d)	4,500,000	4,680,000
7.75%, due 10/15/22	32,655,000	34,695,937
PetroQuest Energy, Inc. 10.00% (1.00% Cash and 9.00% PIK), due 2/15/21 (a)(d)	62,800,000	42,390,000
Range Resources Corp.
5.75%, due 6/1/21 (d)	21,775,000	22,101,625
5.875%, due 7/1/22 (d)	9,000,000	9,157,500

	Principal Amount	Value
Oil & Gas (continued)
Rex Energy Corp. 1.00%, due 10/1/20 (i)	$116,325,000	$62,524,687
RSP Permian, Inc. 6.625%, due 10/1/22	17,780,000	18,735,675
SM Energy Co.
6.50%, due 11/15/21	7,000,000	7,105,000
6.50%, due 1/1/23	2,535,000	2,522,325
Stone Energy Corp. 7.50%, due 11/15/22 (e)	87,403,000	53,097,322
WPX Energy, Inc.
6.00%, due 1/15/22	39,250,000	39,151,875
7.50%, due 8/1/20	17,955,000	18,920,081

		861,442,648

Oil & Gas Services 1.9%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	42,185,000	41,763,150
♦Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.125%, due 6/15/19	2,200,000	2,244,000
6.50%, due 11/15/20	34,940,000	35,682,475
6.625%, due 5/1/21	15,620,000	15,932,400
6.75%, due 2/1/22	20,996,000	21,468,410
6.875%, due 2/15/23	68,026,000	70,576,975
FTS International, Inc. 8.35%, due 6/15/20 (d)(h)	4,565,000	4,416,742

		192,084,152

Packaging & Containers 0.1%
AEP Industries, Inc. 8.25%, due 4/15/19	11,372,000	11,684,730

Pharmaceuticals 1.7%
DPx Holdings B.V. 7.50%, due 2/1/22 (d)	19,905,000	20,950,012
Endo Finance LLC 5.75%, due 1/15/22 (d)	7,480,000	6,732,000
Endo Finance LLC / Endo Finco, Inc. 5.375%, due 1/15/23 (d)	7,300,000	6,205,000
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc.
6.00%, due 7/15/23 (d)	8,815,000	7,669,050
6.50%, due 2/1/25 (d)	13,945,000	11,748,663
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22	12,196,000	12,714,330
NBTY, Inc. 7.625%, due 5/15/21 (d)	42,285,000	41,333,587
Valeant Pharmaceuticals International, Inc.
6.375%, due 10/15/20 (d)	9,394,000	8,102,325
6.75%, due 8/15/18 (d)	13,960,000	13,624,960
7.00%, due 10/1/20 (d)	7,000,000	6,265,000

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (continued)
7.25%, due 7/15/22 (d)	$1,690,000	$1,470,300
7.50%, due 7/15/21 (d)	37,600,000	33,464,000

		170,279,227

Pipelines 3.3%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,977,538
9.625%, due 11/1/21	10,349,000	13,771,456
Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24 (d)	10,115,000	10,190,863
EnLink Midstream Partners, L.P.
2.70%, due 4/1/19	2,500,000	2,498,600
4.15%, due 6/1/25	5,000,000	4,871,920
4.40%, due 4/1/24	4,370,000	4,347,521
EnLink Midstream Partners, L.P. / EnLink Midstream Finance Corp. 7.125%, due 6/1/22	1,765,000	1,866,041
Genesis Energy, L.P. / Genesis Energy Finance Corp.
5.75%, due 2/15/21	4,750,000	4,738,125
6.75%, due 8/1/22	44,620,000	45,847,050
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (d)	12,350,000	12,844,000
♦MPLX, L.P.
4.875%, due 12/1/24	27,465,000	28,724,325
4.875%, due 6/1/25	33,845,000	35,305,412
5.50%, due 2/15/23	31,715,000	33,042,875
NuStar Logistics, L.P.
6.75%, due 2/1/21	11,295,000	12,283,312
8.15%, due 4/15/18	6,454,000	6,921,915
Rockies Express Pipeline LLC
5.625%, due 4/15/20 (d)	1,000,000	1,048,750
6.00%, due 1/15/19 (d)	17,400,000	18,009,000
6.85%, due 7/15/18 (d)	3,000,000	3,157,500
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26 (d)	20,290,000	21,866,533
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	25,025,000	26,026,000
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 6.25%, due 10/15/22	14,000,000	14,840,000
Williams Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	22,309,000	23,163,033

		328,341,769

	Principal Amount	Value
Real Estate 1.6%
AAF Holdings LLC / AAF Finance Co. 12.00% (12.00% Cash or 12.75% PIK), due 7/1/19 (a)(d)	$33,834,627	$34,680,493
CBRE Services, Inc.
5.00%, due 3/15/23	40,697,000	42,732,176
5.25%, due 3/15/25	11,490,000	12,283,879
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (d)	26,095,000	27,569,367
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (d)	15,665,000	15,665,000
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	32,515,000	32,921,437

		165,852,352

Real Estate Investment Trusts 3.3%
♦Crown Castle International Corp.
4.875%, due 4/15/22	4,000,000	4,413,200
5.25%, due 1/15/23	91,468,000	102,207,258
Equinix, Inc.
5.375%, due 1/1/22	20,371,000	21,593,260
5.375%, due 4/1/23	17,500,000	18,265,625
5.75%, due 1/1/25	28,122,000	29,739,015
5.875%, due 1/15/26	22,985,000	24,569,126
FelCor Lodging, L.P. 5.625%, due 3/1/23	13,497,000	13,928,769
Host Hotels & Resorts, L.P.
5.25%, due 3/15/22	2,000,000	2,208,534
6.00%, due 10/1/21	13,000,000	14,857,934
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26 (d)	14,205,000	13,956,412
5.625%, due 5/1/24 (d)	55,695,000	59,281,758
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.25%, due 8/1/26	4,500,000	4,590,000
Sabra Health Care, L.P. / Sabra Capital Corp.
5.375%, due 6/1/23	3,005,000	3,065,100
5.50%, due 2/1/21	5,030,000	5,243,775
VEREIT Operating Partnership, L.P.
4.125%, due 6/1/21	4,000,000	4,160,000
4.875%, due 6/1/26	7,395,000	7,772,663

		329,852,429

Retail 4.7%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	43,452,000	45,733,230
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	37,278,000	38,396,340

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
AutoNation, Inc. 6.75%, due 4/15/18	$8,000,000	$8,539,736
Brinker International, Inc. 5.00%, due 10/1/24 (d)	13,465,000	13,700,637
CVS Health Corp.
4.75%, due 12/1/22	2,380,000	2,668,251
5.00%, due 12/1/24	3,900,000	4,449,845
Dollar Tree, Inc. 5.75%, due 3/1/23	29,650,000	31,577,250
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (d)	45,241,000	43,205,155
GameStop Corp.
5.50%, due 10/1/19 (d)	10,925,000	11,225,438
6.75%, due 3/15/21 (d)	18,000,000	18,540,000
Group 1 Automotive, Inc.
5.00%, due 6/1/22	8,165,000	8,144,588
5.25%, due 12/15/23 (d)	8,000,000	7,960,000
Guitar Center, Inc. 6.50%, due 4/15/19 (d)	11,505,000	10,325,738
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
5.00%, due 6/1/24 (d)	14,710,000	15,298,400
5.25%, due 6/1/26 (d)	13,000,000	13,552,500
L Brands, Inc.
5.625%, due 2/15/22	7,725,000	8,458,875
6.625%, due 4/1/21	13,980,000	16,077,000
6.75%, due 7/1/36	24,015,000	25,491,922
6.875%, due 11/1/35	7,000,000	7,420,000
8.50%, due 6/15/19	3,395,000	3,946,688
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22	78,926,000	72,809,235
Penske Automotive Group, Inc. 5.75%, due 10/1/22	27,481,000	28,477,186
Sonic Automotive, Inc. 7.00%, due 7/15/22	13,685,000	14,369,250
Yum! Brands, Inc.
3.875%, due 11/1/20	3,000,000	3,090,000
3.875%, due 11/1/23	10,000,000	9,925,000
5.30%, due 9/15/19	6,500,000	7,003,750

		470,386,014

Semiconductors 1.5%
♦Micron Technology, Inc.
5.25%, due 8/1/23 (d)	16,800,000	16,464,000
5.25%, due 1/15/24 (d)	8,000,000	7,800,000
5.50%, due 2/1/25	27,470,000	26,929,116
5.625%, due 1/15/26 (d)	5,000,000	4,850,000
5.875%, due 2/15/22	4,000,000	4,131,600
7.50%, due 9/15/23 (d)	66,555,000	73,460,081

	Principal Amount	Value
Semiconductors (continued)
Qorvo, Inc.
6.75%, due 12/1/23	$5,430,000	$5,945,850
7.00%, due 12/1/25	6,000,000	6,570,000

		146,150,647

Software 2.4%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (d)	43,570,000	44,877,100
Activision Blizzard, Inc. 6.125%, due 9/15/23 (d)	1,249,000	1,375,461
Camelot Finance S.A. 7.875%, due 10/15/24 (d)	10,750,000	10,991,875
Change Healthcare Holdings, Inc.
6.00%, due 2/15/21 (d)	13,755,000	14,442,750
11.00%, due 12/31/19	2,000,000	2,100,000
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24 (d)	18,725,000	19,333,562
First Data Corp. 7.00%, due 12/1/23 (d)	5,000,000	5,237,500
JDA Escrow LLC / JDA Bond Finance, Inc. 7.375%, due 10/15/24 (d)	5,000,000	5,162,500
MSCI, Inc.
4.75%, due 8/1/26 (d)	11,465,000	11,550,988
5.25%, due 11/15/24 (d)	24,757,000	25,994,850
5.75%, due 8/15/25 (d)	10,000,000	10,631,500
PTC, Inc. 6.00%, due 5/15/24	40,080,000	42,384,600
Quintiles IMS, Inc.
4.875%, due 5/15/23 (d)	17,078,000	17,611,688
5.00%, due 10/15/26 (d)	26,235,000	27,120,431

		238,814,805

Storage & Warehousing 0.2%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (d)	23,590,000	21,407,925

Telecommunications 6.0%
CenturyLink, Inc. 5.625%, due 4/1/25	16,000,000	15,000,000
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (d)	34,970,000	35,144,850
DigitalGlobe, Inc. 5.25%, due 2/1/21 (d)	21,276,000	21,435,570
Frontier Communications Corp.
6.25%, due 9/15/21	17,410,000	16,539,500
8.875%, due 9/15/20	2,665,000	2,831,563
10.50%, due 9/15/22	19,880,000	20,675,200
Hughes Satellite Systems Corp.
5.25%, due 8/1/26 (d)	16,180,000	15,937,300
6.50%, due 6/15/19	2,627,000	2,866,714
6.625%, due 8/1/26 (d)	26,195,000	25,933,050
7.625%, due 6/15/21	36,220,000	39,706,175

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Intelsat Jackson Holdings S.A. 7.25%, due 4/1/19	$45,752,000	$36,887,550
NeuStar, Inc. 4.50%, due 1/15/23	35,670,000	33,128,512
Sprint Capital Corp. 6.875%, due 11/15/28	19,030,000	17,507,600
Sprint Communications, Inc.
7.00%, due 3/1/20 (d)	26,870,000	29,221,125
9.00%, due 11/15/18 (d)	12,736,000	14,009,600
9.25%, due 4/15/22	16,806,000	18,654,660
Sprint Corp.
7.125%, due 6/15/24	14,335,000	13,474,900
7.875%, due 9/15/23	15,185,000	15,033,150
♦T-Mobile USA, Inc.
6.00%, due 4/15/24	15,315,000	16,291,331
6.125%, due 1/15/22	13,775,000	14,532,625
6.25%, due 4/1/21	20,085,000	20,913,506
6.375%, due 3/1/25	41,842,000	44,849,603
6.50%, due 1/15/24	14,445,000	15,456,150
6.50%, due 1/15/26	28,215,000	30,929,283
6.625%, due 11/15/20	975,000	1,001,813
6.625%, due 4/1/23	30,090,000	31,976,041
6.731%, due 4/28/22	38,575,000	40,310,875
6.836%, due 4/28/23	8,915,000	9,521,220

		599,769,466

Transportation 0.9%
Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (d)	50,325,000	50,576,625
9.75%, due 5/1/20 (d)	43,920,000	43,480,800

		94,057,425

Trucking & Leasing 0.1%
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	6,060,000	6,408,450

Total Corporate Bonds (Cost $8,764,911,889)		9,039,308,638

Loan Assignments 0.5% (j)
Lodging 0.1%
Cannery Casino Resorts LLC New 2nd Lien Term Loan 12.50%, due 10/2/19	9,226,964	9,246,184

Metal Fabricate & Hardware 0.2%
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17 (c)(f)	14,157,816	14,016,238

	Principal Amount	Value
Pharmaceuticals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	$13,196,250	$13,097,278

Software 0.0%‡
Donnelley Financial Solutions, Inc. Term Loan B 5.00%, due 9/30/23	3,000,000	3,007,500

Transportation 0.1%
Commercial Barge Line Co. 2015 1st Lien Term Loan 9.75%, due 11/12/20	12,125,791	11,716,546

Total Loan Assignments (Cost $50,735,993)		51,083,746

Total Long-Term Bonds (Cost $9,094,856,027)		9,362,993,990

	Shares
Common Stocks 0.4%
Auto Parts & Equipment 0.1%
♦Exide Technologies (Auto Parts & Equipment) (b)(c)(d)(f)(k)	1,416,537	4,164,619

Banks 0.0%‡
Rex Energy Corp. (c)(k)	1,515,956	697,340

Coal 0.0%‡
Arch Coal, Inc. (k)	10,209	749,136

Commercial Services 0.0%‡
Avis Budget Group, Inc. (k)	61,100	1,977,196

Electric 0.0%‡
Upstate New York Power Producers, Inc. (b)(c)(f)(k)	343,590	412,308

Entertainment 0.0%‡
Affinity Gaming LLC (c)(f)(k)	275,000	4,056,250

Lodging 0.1%
Majestic Star Casino LLC Membership Units (b)(c)(f)(k)	446,020	55,753
Marriott International, Inc. Class A	88,136	6,054,943

		6,110,696

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Media 0.0%‡
ION Media Networks, Inc. (b)(c)(f)(k)	2,267	$1,213,706

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(c)(f)(k)	717,799	7,902,967

Oil & Gas 0.1%
♦Comstock Resources, Inc. (k)	173,484	1,693,204
PetroQuest Energy, Inc. (k)	907,184	3,365,653
Titan Energy LLC (b)(k)	91,131	2,712,058

		7,770,915

Total Common Stocks (Cost $133,193,083)		35,055,133

Exchange-Traded Fund 0.2% (l)
SPDR Gold Shares (k)	189,000	23,046,660

Total Exchange-Traded Fund (Cost $21,676,206)		23,046,660

	Principal Amount
Short Term Investment 5.2%
Money Market Fund 5.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25%, due 12/31/30	$523,784,863	523,784,863

Total Short-Term Investment (Cost $523,784,863)		523,784,863

Total Investments (Cost $9,773,510,179) (m)	99.2%	9,944,880,646
Other Assets, Less Liabilities	0.8	83,431,897
Net Assets	100.0%	$10,028,312,543

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of these securities was $170,377,925, which represented 1.7% of the Fund’s net assets.

(c)	Illiquid security—As of October 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $186,435,695, which represented 1.9% of the Fund’s net assets (Unaudted).
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Issue in non-accrual status.

(f)	Restricted security.

(g)	Issue in default.

(h)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

(i)	Step coupon—Rate shown was the rate in effect as of October 31, 2016.

(j)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2016.

(k)	Non-income producing security.

(l)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(m)	As of October 31, 2016, cost was $9,776,976,174 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$433,360,086
Gross unrealized depreciation	(265,455,614)

Net unrealized appreciation	$167,904,472

The following abbreviation is used in the preceding pages:

SPDR—Standard & Poor’s Depositary Receipt

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$218,906,152	$53,695,454	$272,601,606
Corporate Bonds (c)	—	8,939,087,578	100,221,060	9,039,308,638
Loan Assignments (d)	—	48,076,246	3,007,500	51,083,746

Total Long-Term Bonds	—	9,206,069,976	156,924,014	9,362,993,990

Common Stocks (e)(f)	14,537,472	4,056,250	16,461,411	35,055,133
Exchange-Traded Fund	23,046,660	—	—	23,046,660
Short-Term Investment
Money Market Fund	523,784,863	—	—	523,784,863

Total Investments in Securities	$561,368,995	$9,210,126,226	$173,385,425	$9,944,880,646

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $53,695,454 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $59,108,560, $36,312,500, and $4,800,000 are held in Auto Parts & Equipment, Entertainment, and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $3,007,500 is held in Software, within the Loan Assignments section of the Portfolio of Investments.

(e)	The Level 2 security valued at $4,056,250 is held in Entertainment within the common stocks section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $4,164,619, $412,308, $55,753, $1,213,706, $7,902,967, and $2,712,058 are held in Auto Parts & Equipment, Electric, Lodging, Media, Metal Fabricate & Hardware, and Oil & Gas, respectively, within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, a security with a market value of $14,619,375 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2015, the fair value obtained for this Loan Assignment from an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2016 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2016 (b)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$53,295,813	$699,584	$—	$(5,661,623)	$5,361,680	(c)	$—	$—	$—	$53,695,454	$(5,661,623)
Electric	4,369,159	—	98,581	(62,610)	400,840	(c)	(4,805,970)	—	—	—	—
Corporate Bonds
Auto Parts & Equipment	54,289,499	806,780	—	(929,417)	4,941,698	(c)	—	—	—	59,108,560	(929,417)
Entertainment	36,312,500	—	—	—	—		—	—	—	36,312,500	—
Oil & Gas	3,900,000	—	—	900,000	—		—	—	—	4,800,000	900,000
Loan Assignments
Lodging	14,619,375	—	—	—	—		—	—	(14,619,375)	—	—
Retail	6,007,500	—	(765,000)	(7,500)	—		(5,235,000)	—	—	—	—
Software	—	118	—	22,382	2,985,000		—	—	—	3,007,500	22,382
Common Stocks
Auto Parts & Equipment	5,666,148	—	—	(1,501,529)	—		—	—	—	4,164,619	(1,501,529)
Electric	2,316,285	—	—	(1,028,935)	3,493,854		(4,368,896)	—	—	412,308	(1,028,935)
Lodging	156,107	—	—	(100,354)	—		—	—	—	55,753	(100,354)
Media	985,125	—	—	228,581	—		—	—	—	1,213,706	228,581
Metal, Fabricate & Hardware	8,728,436	—	—	(825,469)	—		—	—	—	7,902,967	(825,469)
Oil & Gas	—	—	—	—	2,712,058	(d)	—	—	—	2,712,058	—

Total	$190,645,947	$1,506,482	$(666,419)	$(8,966,474)	$19,895,130		$(14,409,866)	$—	$(14,619,375)	$173,385,425	$(8,896,364)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Purchases include PIK securities.

(d)	Security received through a restructure.

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $9,773,510,179)	$9,944,880,646
Due from custodian	3,162,250
Receivables:
Dividends and interest	160,224,108
Fund shares sold	22,651,252
Investment securities sold	3,931,276
Other assets	156,598

Total assets	10,135,006,130

Liabilities
Payables:
Investment securities purchased	53,963,024
Fund shares redeemed	38,951,225
Manager (See Note 3)	4,620,727
Transfer agent (See Note 3)	2,022,339
NYLIFE Distributors (See Note 3)	1,515,281
Shareholder communication	476,568
Professional fees	108,787
Custodian	40,846
Trustees	26,640
Accrued expenses	55,184
Dividend payable	4,912,966

Total liabilities	106,693,587

Net assets	$10,028,312,543

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$17,460,779
Additional paid-in capital	10,119,783,394

10,137,244,173
Distributions in excess of net investment income	(9,109,811)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(271,192,286)
Net unrealized appreciation (depreciation) on investments	171,370,467

Net assets	$10,028,312,543

Class A
Net assets applicable to outstanding shares	$3,551,863,791

Shares of beneficial interest outstanding	618,603,951

Net asset value per share outstanding	$5.74
Maximum sales charge (4.50% of offering price)	0.27

Maximum offering price per share outstanding	$6.01

Investor Class
Net assets applicable to outstanding shares	$287,492,885

Shares of beneficial interest outstanding	49,660,240

Net asset value per share outstanding	$5.79
Maximum sales charge (4.50% of offering price)	0.27

Maximum offering price per share outstanding	$6.06

Class B
Net assets applicable to outstanding shares	$132,508,672

Shares of beneficial interest outstanding	23,191,001

Net asset value and offering price per share outstanding	$5.71

Class C
Net assets applicable to outstanding shares	$678,364,420

Shares of beneficial interest outstanding	118,674,931

Net asset value and offering price per share outstanding	$5.72

Class I
Net assets applicable to outstanding shares	$5,313,265,933

Shares of beneficial interest outstanding	924,657,246

Net asset value and offering price per share outstanding	$5.75

Class R1
Net assets applicable to outstanding shares	$58,617

Shares of beneficial interest outstanding	10,213

Net asset value and offering price per share outstanding	$5.74

Class R2
Net assets applicable to outstanding shares	$10,917,128

Shares of beneficial interest outstanding	1,900,711

Net asset value and offering price per share outstanding	$5.74

Class R3
Net assets applicable to outstanding shares	$129,503

Shares of beneficial interest outstanding	22,561

Net asset value and offering price per share outstanding	$5.74

Class R6
Net assets applicable to outstanding shares	$53,711,594

Shares of beneficial interest outstanding	9,357,081

Net asset value and offering price per share outstanding	$5.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$631,732,812
Dividends	676,183

Total income	632,408,995

Expenses
Manager (See Note 3)	49,795,088
Distribution/Service—Class A (See Note 3)	8,285,033
Distribution/Service—Investor Class (See Note 3)	696,637
Distribution/Service—Class B (See Note 3)	1,302,104
Distribution/Service—Class C (See Note 3)	6,404,633
Distribution/Service—Class R2 (See Note 3)	23,429
Distribution/Service—Class R3 (See Note 3)	258
Transfer agent (See Note 3)	11,803,169
Shareholder communication	1,987,559
Professional fees	554,292
Registration	269,950
Trustees	238,740
Custodian	95,367
Shareholder service (See Note 3)	9,470
Miscellaneous	285,960

Total expenses	81,751,689
Reimbursement from custodian (a)	(105,983)

Net expenses	81,645,706

Net investment income (loss)	550,763,289

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(176,343,037)
Foreign currency transactions	1,797

Net realized gain (loss) on investments and foreign currency transactions	(176,341,240)

Net change in unrealized appreciation (depreciation) on investments	497,852,071

Net realized and unrealized gain (loss) on investments and foreign currency transactions	321,510,831

Net increase (decrease) in net assets resulting from operations	$872,274,120

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$550,763,289	$486,183,601
Net realized gain (loss) on investment transactions and foreign currency transactions	(176,341,240)	(89,213,544)
Net change in unrealized appreciation (depreciation) on investments	497,852,071	(414,564,174)

Net increase (decrease) in net assets resulting from operations	872,274,120	(17,594,117)

Dividends to shareholders:
From net investment income:
Class A	(200,856,443)	(189,879,193)
Investor Class	(16,834,723)	(15,560,192)
Class B	(6,779,447)	(7,176,004)
Class C	(33,383,656)	(33,655,695)
Class I	(298,724,674)	(237,966,632)
Class R1	(2,849)	(1,824)
Class R2	(563,018)	(535,413)
Class R3	(3,132)	—
Class R6	(1,932,527)	(744,396)

	(559,080,469)	(485,519,349)

From return of capital:
Class A	(14,079,363)	(29,948,610)
Investor Class	(1,171,791)	(2,469,439)
Class B	(550,202)	(1,333,605)
Class C	(2,721,786)	(6,300,642)
Class I	(20,070,724)	(37,755,580)
Class R1	(200)	(294)
Class R2	(39,656)	(85,939)
Class R3	(283)	—
Class R6	(140,193)	(119,429)

	(38,774,198)	(78,013,538)

Total dividends and distributions to shareholders	(597,854,667)	(563,532,887)

Capital share transactions:
Net proceeds from sale of shares	3,245,684,029	3,627,606,451
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	541,478,631	503,314,254
Cost of shares redeemed	(3,369,343,971)	(2,929,574,034)

Increase (decrease) in net assets derived from capital share transactions	417,818,689	1,201,346,671

Net increase (decrease) in net assets	692,238,142	620,219,667

	2016	2015
Net Assets
Beginning of year	9,336,074,401	8,715,854,734

End of year	$10,028,312,543	$9,336,074,401

Distributions in excess of net investment income at end of year	$(9,109,811)	$(5,332,816)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$5.57	$5.93	$6.08	$6.08	$5.84

Net investment income (loss) (a)	0.33	0.31	0.34	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.20	(0.31)	(0.09)	0.06	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.53	0.00 ‡	0.25	0.42	0.66

Less dividends and distributions:
From net investment income	(0.34)	(0.31)	(0.40)	(0.42)	(0.42)
Return of capital	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.40)	(0.42)	(0.42)

Net asset value at end of year	$5.74	$5.57	$5.93	$6.08	$6.08

Total investment return (b)	9.96%	0.06%	4.14%	7.15%	11.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.98%	5.45%	5.52%	5.89%	6.56%
Net expenses	0.95%	0.96%	0.99%	1.01%	1.00%
Portfolio turnover rate	41%	38%	41%	40%	29%
Net assets at end of year (in 000’s)	$3,551,864	$3,364,517	$3,678,466	$4,055,185	$4,086,134

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$5.62	$5.99	$6.14	$6.13	$5.88

Net investment income (loss) (a)	0.33	0.31	0.34	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.20	(0.31)	(0.09)	0.07	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.53	(0.00)‡	0.25	0.43	0.67

Less dividends and distributions:
From net investment income	(0.34)	(0.32)	(0.40)	(0.42)	(0.42)
Return of capital	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.36)	(0.37)	(0.40)	(0.42)	(0.42)

Net asset value at end of year	$5.79	$5.62	$5.99	$6.14	$6.13

Total investment return (b)	9.91%	(0.07%)	4.13%	7.24%	11.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.90%	5.39%	5.50%	5.88%	6.53%
Net expenses	1.03%	1.02%	1.01%	1.02%	1.03%
Portfolio turnover rate	41%	38%	41%	40%	29%
Net assets at end of year (in 000’s)	$287,493	$282,451	$296,535	$307,643	$301,074

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014	2013	2012
Net asset value at beginning of year	$5.54	$5.90	$6.05	$6.05	$5.81

Net investment income (loss) (a)	0.28	0.27	0.29	0.31	0.34
Net realized and unrealized gain (loss) on investments	0.20	(0.32)	(0.09)	0.06	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.48	(0.05)	0.20	0.37	0.61

Less dividends and distributions:
From net investment income	(0.29)	(0.26)	(0.35)	(0.37)	(0.37)
Return of capital	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.31)	(0.31)	(0.35)	(0.37)	(0.37)

Net asset value at end of year	$5.71	$5.54	$5.90	$6.05	$6.05

Total investment return (b)	8.85%	(0.60%)	3.35%	6.36%	10.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.16%	4.64%	4.75%	5.13%	5.78%
Net expenses	1.78%	1.77%	1.76%	1.77%	1.78%
Portfolio turnover rate	41%	38%	41%	40%	29%
Net assets at end of year (in 000’s)	$132,509	$139,683	$172,640	$197,273	$221,723

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$5.55	$5.90	$6.05	$6.05	$5.81

Net investment income (loss) (a)	0.28	0.27	0.29	0.31	0.34
Net realized and unrealized gain (loss) on investments	0.20	(0.31)	(0.09)	0.06	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.48	(0.04)	0.20	0.37	0.61

Less dividends and distributions:
From net investment income	(0.29)	(0.26)	(0.35)	(0.37)	(0.37)
Return of capital	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.31)	(0.31)	(0.35)	(0.37)	(0.37)

Net asset value at end of year	$5.72	$5.55	$5.90	$6.05	$6.05

Total investment return (b)	9.04%	(0.60%)	3.34%	6.36%	10.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.15%	4.64%	4.75%	5.13%	5.78%
Net expenses	1.78%	1.77%	1.76%	1.77%	1.78%
Portfolio turnover rate	41%	38%	41%	40%	29%
Net assets at end of year (in 000’s)	$678,364	$679,392	$785,873	$814,589	$819,807

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$5.58	$5.94	$6.08	$6.08	$5.84

Net investment income (loss) (a)	0.34	0.33	0.35	0.37	0.40
Net realized and unrealized gain (loss) on investments	0.20	(0.31)	(0.08)	0.07	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.54	0.02	0.27	0.44	0.68

Less dividends and distributions:
From net investment income	(0.35)	(0.33)	(0.41)	(0.44)	(0.44)
Return of capital	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.37)	(0.38)	(0.41)	(0.44)	(0.44)

Net asset value at end of year	$5.75	$5.58	$5.94	$6.08	$6.08

Total investment return (b)	10.23%	0.32%	4.58%	7.40%	12.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.23%	5.70%	5.76%	6.13%	6.81%
Net expenses	0.70%	0.71%	0.74%	0.76%	0.75%
Portfolio turnover rate	41%	38%	41%	40%	29%
Net assets at end of year (in 000’s)	$5,313,266	$4,844,891	$3,762,169	$3,393,780	$2,982,526

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,				June 29, 2012** through October 31,
Class R1	2016	2015	2014	2013	2012
Net asset value at beginning of period	$5.57	$5.93	$6.08	$6.08	$5.92

Net investment income (loss) (a)	0.34	0.32	0.34	0.37	0.14
Net realized and unrealized gain (loss) on investments	0.19	(0.31)	(0.08)	0.06	0.16
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	0.00	‡

Total from investment operations	0.53	0.01	0.26	0.43	0.30

Less dividends and distributions:
From net investment income	(0.34)	(0.32)	(0.41)	(0.43)	(0.14)
Return of capital	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.36)	(0.37)	(0.41)	(0.43)	(0.14)

Net asset value at end of period	$5.74	$5.57	$5.93	$6.08	$6.08

Total investment return (b)	10.13%	0.21%	4.31%	7.32%	5.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.11%	5.60%	5.66%	6.03%	6.49	%††
Net expenses	0.80%	0.81%	0.84%	0.86%	0.87	%††
Portfolio turnover rate	41%	38%	41%	40%	29%
Net assets at end of period (in 000’s)	$59	$39	$29	$28	$26

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2016	2015	2014	2013	2012
Net asset value at beginning of year	$5.57	$5.93	$6.08	$6.08	$5.84

Net investment income (loss) (a)	0.32	0.31	0.33	0.35	0.38
Net realized and unrealized gain (loss) on investments	0.20	(0.31)	(0.09)	0.07	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.52	(0.00)‡	0.24	0.42	0.66

Less dividends and distributions:
From net investment income	(0.33)	(0.31)	(0.39)	(0.42)	(0.42)
Return of capital	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.35)	(0.36)	(0.39)	(0.42)	(0.42)

Net asset value at end of year	$5.74	$5.57	$5.93	$6.08	$6.08

Total investment return (b)	9.83%	(0.04%)	4.04%	7.06%	11.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.89%	5.35%	5.43%	5.79%	6.46%
Net expenses	1.05%	1.06%	1.09%	1.11%	1.10%
Portfolio turnover rate	41%	38%	41%	40%	29%
Net assets at end of year (in 000’s)	$10,917	$10,084	$11,049	$15,008	$14,280

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

February 29, 2016** through October 31,
Class R3	2016
Net asset value at beginning of period	$5.17

Net investment income (loss) (a)	0.20
Net realized and unrealized gain (loss) on investments	0.60

Total from investment operations	0.80

Less dividends:
From net investment income	(0.21)
Return of capital	(0.02)

Total dividends and distributions	0.23

Net asset value at end of period	$5.74

Total investment return (b)(c)	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.40%††
Net expenses	1.30%††
Portfolio turnover rate	41%
Net assets at end of period (in 000’s)	$130

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,			June 17, 2013** through October 31,
Class R6	2016	2015	2014	2013
Net asset value at beginning of period	$5.58	$5.94	$6.09	$6.11

Net investment income (loss) (a)	0.35	0.34	0.36	0.14
Net realized and unrealized gain (loss) on investments	0.19	(0.31)	(0.08)	0.03

Total from investment operations	0.54	0.03	0.28	0.17

Less dividends and distributions:
From net investment income	(0.36)	(0.34)	(0.43)	(0.19)
Return of capital	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.38)	(0.39)	(0.43)	(0.19)

Net asset value at end of period	$5.74	$5.58	$5.94	$6.09

Total investment return (b)	10.24%	0.50%	4.60%	2.79	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.23%	5.84%	5.88%	6.24	%††
Net expenses	0.58%	0.58%	0.58%	0.59	%††
Portfolio turnover rate	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$53,712	$15,017	$9,093	$26

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

32	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Corporate Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the

33

Notes to Financial Statements (continued)

use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term

34	MainStay High Yield Corporate Bond Fund

Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, the Fund held a loan assignment categorized as a Level 3 security with a value of $3,007,500 that was valued by utilizing significant unobservable inputs.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/16*	Valuation Technique	Unobservable Inputs	Range
Convertible Bond (1)	$53,695,454	Market Approach	Estimated Enterprise Value	$520.9m–$604.0m
			Discount Rates	15.26%–19.12%
Corporate Bonds (2)	59,043,697	Income Approach	Estimated Yield	16.31%
			Spread Adjustment	4.50%
	64,863	Market Approach	Estimated Remaining Claims/Value	$0.001
Common Stocks (5)	4,338,072	Income Approach	Discount Rate	15.00%
			Liquidity Discount	20.00%
			Estimated Net Present Value	$873
	12,067,586	Market Approach	EBITDA Multiple	5.75	x
			Estimated Enterprise Value	$580.5m–$679.9m
			Estimated Volatility	22.60%

	$129,209,672

*	The table above does not include certain Level 3 investments that were valued by brokers and pricing services without adjustment. As of October 31, 2016, the value of these investments was $44,175,753. The inputs for these investments were not readily available or cannot be reasonably estimated.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

35

Notes to Financial Statements (continued)

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2016, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts

36	MainStay High Yield Corporate Bond Fund

of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)   Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(K)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(L)  Risk.  The Fund’s principal investments include high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAV could go down and you could lose money.

In addition, loan assignments generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to

37

Notes to Financial Statements (continued)

$500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2016, the effective management fee rate was 0.55% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $49,795,088.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$46
Class R2	9,372
Class R3	52

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $746,772 and $88,234, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $26,189, $49, $172,544 and $48,958, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$4,000,611
Investor Class	556,109
Class B	260,167
Class C	1,277,425
Class I	5,697,418
Class R1	55
Class R2	11,323
Class R3	61

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$1,369,580	0.0	%‡
Class R1	32,481	55.4
Class R3	28,897	22.3

‡	Less than one-tenth of a percent.

38	MainStay High Yield Corporate Bond Fund

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(267,684,684)	$(9,151,418)	$167,904,472	$(108,931,630)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and adjustments on grantor trusts. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$4,540,185	$(4,540,185)	$—

The reclassifications for the Fund are primarily due to defaulted bonds, return of capital distributions received and trust preferred securities.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $267,684,684 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$55,991	$211,694

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$559,080,469	$485,519,349
Return of Capital	38,774,198	78,013,538
Total	$597,854,667	$563,532,887

Note 5–Restricted Securities

As of October 31, 2016, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/16 Value	Percent of Net Assets
Affinity Gaming LLC Common Stock	5/4/12	275,000	$3,093,750	$4,056,250	0.0	%‡
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$15,000,000	—	4,800,000	0.0	‡
Exide Technologies Common Stock	4/30/15	1,416,537	53,286,096	4,164,619	0.1
Exide Technologies (Escrow Claim Shares) Corporate Bond 8.625%, due 2/1/18	8/28/15	$64,863,000	—	64,863	0.0	‡
ION Media Networks, Inc. Common Stock	3/12/10-12/20/10	2,267	3,435	1,213,706	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040	55,753	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10	717,799	6,079,758	7,902,967	0.1
Neenah Foundry Co. Term Loan Loan Assignment 6.75%, due 4/26/17	5/10/13	$14,157,816	14,080,325	14,016,238	0.2
Sterling Entertainment Enterprises LLC Corporate Bond 9.75%, due 12/31/19	12/21/12	$35,000,000	35,000,000	36,312,500	0.3
Upstate New York Power Producers, Inc. Common Stock	5/11/99-2/28/11	343,590	—	412,308	0.0	‡
Total			$112,435,404	$72,999,204	0.7%

‡	Less than one-tenth of a percent.

39

Notes to Financial Statements (continued)

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $3,846,955 and $3,511,844, respectively.

The Fund may purchase securities from or sell to other funds managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. During the year ended October 31, 2016, such purchases were $52,191.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	130,915,748	$720,686,459
Shares issued to shareholders in reinvestment of dividends and distributions	33,685,999	184,730,015
Shares redeemed	(153,877,032)	(842,188,666)

Net increase (decrease) in shares outstanding before conversion	10,724,715	63,227,808
Shares converted into Class A (See Note 1)	6,586,070	36,684,855
Shares converted from Class A (See Note 1)	(2,417,783)	(13,325,048)

Net increase (decrease)	14,893,002	$86,587,615

Year ended October 31, 2015:
Shares sold	145,603,396	$843,020,988
Shares issued to shareholders in reinvestment of dividends and distributions	32,920,868	188,297,147
Shares redeemed	(196,228,275)	(1,126,601,715)

Net increase (decrease) in shares outstanding before conversion	(17,704,011)	(95,283,580)
Shares converted into Class A (See Note 1)	3,625,771	20,853,918
Shares converted from Class A (See Note 1)	(2,424,134)	(13,745,855)

Net increase (decrease)	(16,502,374)	$(88,175,517)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	5,564,916	$30,690,421
Shares issued to shareholders in reinvestment of dividends and distributions	3,020,971	16,697,863
Shares redeemed	(6,767,282)	(37,177,796)

Net increase (decrease) in shares outstanding before conversion	1,818,605	10,210,488
Shares converted into Investor Class (See Note 1)	3,236,349	17,925,599
Shares converted from Investor Class (See Note 1)	(5,624,893)	(31,728,974)

Net increase (decrease)	(569,939)	$(3,592,887)

Year ended October 31, 2015:
Shares sold	4,131,903	$24,025,968
Shares issued to shareholders in reinvestment of dividends and distributions	2,890,081	16,677,878
Shares redeemed	(7,353,027)	(42,701,530)

Net increase (decrease) in shares outstanding before conversion	(331,043)	(1,997,684)
Shares converted into Investor Class (See Note 1)	3,683,129	21,184,403
Shares converted from Investor Class (See Note 1)	(2,652,860)	(15,413,711)

Net increase (decrease)	699,226	$3,773,008

40	MainStay High Yield Corporate Bond Fund

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,688,143	$14,680,378
Shares issued to shareholders in reinvestment of dividends and distributions	1,205,109	6,569,476
Shares redeemed	(4,067,471)	(22,072,134)

Net increase (decrease) in shares outstanding before conversion	(174,219)	(822,280)
Shares converted from Class B (See Note 1)	(1,825,863)	(9,965,188)

Net increase (decrease)	(2,000,082)	$(10,787,468)

Year ended October 31, 2015:
Shares sold	2,303,100	$13,186,027
Shares issued to shareholders in reinvestment of dividends and distributions	1,331,822	7,582,582
Shares redeemed	(5,447,055)	(31,118,556)

Net increase (decrease) in shares outstanding before conversion	(1,812,133)	(10,349,947)
Shares converted from Class B (See Note 1)	(2,251,668)	(12,878,755)

Net increase (decrease)	(4,063,801)	$(23,228,702)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	19,993,040	$109,180,450
Shares issued to shareholders in reinvestment of dividends and distributions	5,440,054	29,703,583
Shares redeemed	(28,986,251)	(157,020,782)

Net increase (decrease) in shares outstanding before conversion	(3,553,157)	(18,136,749)
Shares converted from Class C (See Note 1)	(250,206)	(1,309,730)

Net increase (decrease)	(3,803,363)	$(19,446,479)

Year ended October 31, 2015:
Shares sold	15,167,686	$86,868,866
Shares issued to shareholders in reinvestment of dividends and distributions	5,650,404	32,165,255
Shares redeemed	(31,470,366)	(179,795,494)

Net increase (decrease)	(10,652,276)	$(60,761,373)

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	423,497,847	$2,324,352,976
Shares issued to shareholders in reinvestment of dividends and distributions	54,903,299	301,284,721
Shares redeemed	(422,665,098)	(2,300,125,238)

Net increase (decrease) in shares outstanding before conversion	55,736,048	325,512,459
Shares converted into Class I (See Note 1)	307,287	1,718,486

Net increase (decrease)	56,043,335	$327,230,945

Year ended October 31, 2015:
Shares sold	457,597,569	$2,647,544,637
Shares issued to shareholders in reinvestment of dividends and distributions	45,040,797	257,291,267
Shares redeemed	(267,882,426)	(1,541,389,780)

Net increase (decrease)	234,755,940	$1,363,446,124

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,945	$16,389
Shares issued to shareholders in reinvestment of dividends and distributions	555	3,049
Shares redeemed	(336)	(1,869)

Net increase (decrease)	3,164	$17,569

Year ended October 31, 2015:
Shares sold	2,132	$12,087
Shares issued to shareholders in reinvestment of dividends and distributions	371	2,118
Shares redeemed	(417)	(2,426)

Net increase (decrease)	2,086	$11,779

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	718,136	$3,974,621
Shares issued to shareholders in reinvestment of dividends and distributions	75,552	413,789
Shares redeemed	(701,992)	(3,758,039)

Net increase (decrease)	91,696	$630,371

Year ended October 31, 2015:
Shares sold	502,307	$2,865,187
Shares issued to shareholders in reinvestment of dividends and distributions	75,932	434,182
Shares redeemed	(631,881)	(3,642,029)

Net increase (decrease)	(53,642)	$(342,660)

41

Notes to Financial Statements (continued)

Class R3	Shares	Amount
Period ended October 31, 2016 (a):
Shares sold	21,955	$120,612
Shares issued to shareholders in reinvestment of dividends and distributions	606	3,415

Net increase (decrease)	22,561	$124,027

(a) Inception date was February 29, 2016.

Class R6	Shares	Amount
Year ended October 31, 2016:
Shares sold	7,558,759	$41,981,723
Shares issued to shareholders in reinvestment of dividends and distributions	372,597	2,072,720
Shares redeemed	(1,267,059)	(6,999,447)

Net increase (decrease)	6,664,297	$37,054,996

Year ended October 31, 2015:
Shares sold	1,759,140	$10,082,691
Shares issued to shareholders in reinvestment of dividends and distributions	151,151	863,825
Shares redeemed	(749,408)	(4,322,504)

Net increase (decrease)	1,160,883	$6,624,012

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Discovery in the case has commenced.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

At a meeting held on November 1-2, 2016, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay High Yield Opportunities Fund (the “Fund”) by MainStay High Yield Corporate Bond Fund (the “Acquiring Fund”), a series of The MainStay Funds, in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Fund (the “Reorganization”).

The Reorganization does not require shareholder approval and you are not being asked to vote on the Reorganization. In December, shareholders who own shares of the Fund as of the record date will receive an Information Statement/Prospectus containing further information regarding the Acquiring Fund and the Reorganization which is scheduled to take place on or about February 17, 2017.

42	MainStay High Yield Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

43

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2016, the Fund designated approximately $241,574 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

44	MainStay High Yield Corporate Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

45

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

46	MainStay High Yield Corporate Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

47

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay High Yield Corporate Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717584 MS316-16	MSHY11-12/16 (NYLIM) NL212

MainStay Money Market Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	No Sales Charge	0.01%	0.01%	0.75%	0.64%
Investor Class Shares[3,4]	No Sales Charge	0.01	0.01	0.73	0.87
Class B Shares[3]	No Sales Charge	0.01	0.01	0.74	0.87
Class C Shares[3]	No Sales Charge	0.01	0.01	0.74	0.87

7-Day Current Yield: 0.02%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of October 31, 2016, MainStay Money Market Fund had an effective 7-day yield of 0.02% for Class A, Investor Class, B and C shares. The 7-day current yield was 0.02% for Class A, Investor Class, Class B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.33%, –0.49%, –0.49% and –0.49%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been –0.33%, –0.49%, –0.49% and –0.49%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	0.11%	0.04%	0.85%

5.	The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,000.10	$2.56	$1,022.60	$2.59

Investor Class Shares	$1,000.00	$1,000.10	$2.56	$1,022.60	$2.59

Class B Shares	$1,000.00	$1,000.10	$2.56	$1,022.60	$2.59

Class C Shares	$1,000.00	$1,000.10	$2.56	$1,022.60	$2.59

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.51% for Class A, 0.51% for Investor Class, and 0.51% for Class B and Class C) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its peers during the 12 months ended October 31, 2016?

As of October 31, 2016, MainStay Money Market Fund provided a 7-day current yield of 0.02% for Class A, Investor Class, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.02% for all share classes. For the 12 months ended October 31, 2016, all share classes returned 0.01%. All share classes underperformed the 0.11% return of the Average Lipper1 Money Market Fund for the 12 months ended October 31, 2016. Performance figures for the Fund reflect certain fee waivers and/or expense limitations without which total returns would have been lower.

Were there any changes to the Fund during the reporting period?

Effective October 14, 2016, MainStay Money Market Fund began to operate as a “retail money market fund” as defined under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a result, the Fund’s principal investment strategies, principal risks, and certain other shareholder servicing policies were revised to reflect the regulatory requirements for “retail money market funds.” For more information on these changes, please see the prospectus supplements dated June 24, 2016, and August 16, 2016.

What factors affected the Fund’s performance during the reporting period?

The Fund’s performance was affected by the uncertainty surrounding ongoing money-market reform, which continued to create an environment that was challenging for the short-term market: U.S. Treasury bill demand could be materially influenced and altered, funding levels for corporate issuers had the potential to be dramatically changed, and the magnitude of the impact on future money fund cash flows and assets were speculative at best. This uncertainty led the Fund—and many other money market funds—to increase liquidity in preparation for potential outflows. With a yield curve2 that was upward sloping during the reporting period, this increase in liquidity detracted from the overall yield of the Fund.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration strategy during the reporting period was to increase the available liquidity of the Fund. We accomplished this higher level of liquidity by shortening the Fund’s duration from 46 days to 29 days during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Two factors influenced significant decisions during the reporting period. The first was the widespread anticipation throughout the reporting period that the Federal Reserve might move to tighten interest rates. The second factor was ongoing money-market reform. These factors influenced the Fund’s decision to shorten duration and to increase U.S. Treasury holdings as we sought to take advantage of an anticipated increase in the federal funds target rate. The increase failed to materialize during the reporting period. These factors also led us to increase the Fund’s liquidity.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, certificates of deposit were strong contributors to the Fund’s performance. (Contributions take weightings and total returns into account.) U.S. Treasury bills were one of the weaker sectors from a yield perspective. As we increased the Fund’s liquidity, however, we decreased our holdings in these securities because they typically have longer maturities of six months to one year.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made a number of investments in certificates of deposit during the reporting period. Among these were a State Street Bank and Trust floating-rate CD due 4/13/2017 and a Bank of Montreal Chicago Branch 0.90% coupon due 12/13/2016. There were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its sector weightings in U.S. Treasury securities and commercial paper during the reporting period. During the 12 months ended October 31, 2016, the Fund decreased its sector weighting in certificates of deposit.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2016

	Principal Amount	Amortized Cost
Short-Term Investments 100.0%†
Certificates of Deposit 10.3%
Bank of America N.A. 0.886%, due 11/16/16	$5,000,000	$5,000,000
Bank of Montreal 0.90%, due 12/13/16	5,000,000	5,000,000
Canadian Imperial Bank of Commerce 1.155%, due 12/5/16 (a)	10,000,000	10,000,923
Chase Bank USA N.A. 1.215%, due 5/26/17 (a)	4,000,000	4,000,000
State Street Bank & Trust Co.
0.979%, due 3/10/17 (a)	5,000,000	5,000,000
1.278%, due 4/13/17 (a)	5,000,000	5,000,000
Toronto-Dominion Bank (The) 1.214%, due 4/6/17 (a)	5,000,000	5,000,000

		39,000,923

Financial Company Commercial Paper 9.9%
Bank Of Nova Scotia (The) 0.396%, due 11/2/16 (b)(c)	5,000,000	4,999,903
Commonwealth Bank of Australia 0.98%, due 2/9/17 (a)(b)(c)	5,000,000	5,000,000
CPPIB Capital, Inc. 0.436%, due 11/22/16 (b)(c)	5,000,000	4,998,746
JPMorgan Securities LLC 1.20%, due 1/17/17 (b)(c)	5,000,000	5,000,000
National Rural Utilities Cooperative Finance Corp. 0.406%, due 11/1/16 (b)	5,000,000	5,000,000
Nationwide Life Insurance Co.
0.413%, due 11/4/16 (b)(c)	5,000,000	4,999,833
0.437%, due 11/14/16 (b)(c)	2,500,000	2,499,512
Private Export Funding Corp. 0.766%, due 3/6/17 (b)(c)	5,000,000	4,982,639

		37,480,633

Other Commercial Paper 46.1%
American Honda Finance Corp.
0.345%, due 11/4/16 (b)	5,000,000	4,999,750
0.568%, due 1/10/17 (b)	4,600,000	4,594,187
Apple, Inc. 0.389%, due 12/13/16 (b)(c)	3,000,000	2,998,460
Archer-Daniels-Midland Co. 0.426%, due 11/8/16 (b)(c)	6,000,000	5,999,510
Archer-Daniels-Midland Co. 0.447%, due 11/17/16 (b)(c)	5,000,000	4,999,067
Army and Air Force Exchange Service 0.477%, due 12/5/16 (b)(c)	5,000,000	4,997,781
Atmos Energy Corp. 0.531%, due 12/19/16 (b)(c)	3,000,000	2,996,800

	Principal Amount	Amortized Cost
Other Commercial Paper (continued)
Automatic Data Processing, Inc. 0.426%, due 11/3/16 (b)(c)	$5,000,000	$4,999,883
Caterpillar Financial Services Corp.
0.34%, due 11/3/16 (b)	5,000,000	4,999,870
0.37%, due 11/9/16 (b)	5,000,000	4,999,500
Caterpillar, Inc. 0.42%, due 11/21/16 (b)(c)	5,000,000	4,998,639
Coca-Cola Co. (The)
0.436%, due 11/30/16 (b)(c)	5,000,000	4,998,268
0.858%, due 5/1/17 (b)(c)	5,000,000	4,974,610
Cummins, Inc. 0.446%, due 11/17/16 (b)(c)	1,330,000	1,329,740
Eli Lilly & Co. 0.375%, due 11/1/16 (b)(c)	5,000,000	5,000,000
Emerson Electric Co.
0.42%, due 11/21/16 (b)(c)	5,000,000	4,998,833
0.446%, due 12/5/16 (b)(c)	2,500,000	2,498,961
Florida Power & Light Co. 0.70%, due 11/18/16 (b)	5,000,000	4,998,701
Henkel of America, Inc.
0.437%, due 11/14/16 (b)(c)	2,500,000	2,499,368
0.508%, due 12/6/16 (b)(c)	4,000,000	3,997,317
0.519%, due 12/14/16 (b)(c)	6,000,000	5,995,700
Hershey Co. (The)
0.36%, due 11/7/16 (b)(c)	5,000,000	4,999,650
0.40%, due 11/15/16 (b)(c)	5,000,000	4,999,164
Illinois Tool Works, Inc.
0.416%, due 11/7/16 (b)(c)	5,000,000	4,999,658
0.426%, due 11/9/16 (b)(c)	5,000,000	4,999,533
International Business Machines Corp. 0.373%, due 11/16/16 (b)(c)	5,000,000	4,999,000
John Deere Financial, Inc. 0.335%, due 11/2/16 (b)(c)	5,000,000	4,999,936
Merck & Co., Inc. 0.305%, due 11/2/16 (b)(c)	2,500,000	2,499,974
Northern Il Gas Corp.Northern Illinois Gas Co.
0.477%, due 11/1/16 (b)	5,000,000	5,000,000
0.72%, due 11/3/16 (b)	5,000,000	4,999,867
0.732%, due 11/8/16 (b)	5,000,000	4,999,504
Parker-Hannifin Corp.
0.447%, due 11/17/16 (b)(c)	5,000,000	4,998,733
0.537%, due 11/14/16 (b)(c)	5,000,000	4,999,043
Praxair, Inc. 0.519%, due 12/14/16 (b)	5,000,000	4,997,432
Province of British Columbia 0.305%, due 11/2/16 (b)	4,000,000	3,999,966
Province of Quebec 0.511%, due 12/23/16 (b)(c)	2,500,000	2,498,231

†	Percentages indicated are based on Fund net assets.

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Other Commercial Paper (continued)
UnitedHealth Group, Inc. 0.67%, due 11/7/16 (b)(c)	$5,000,000	$4,999,375
Washington Gas Light Co. 0.345%, due 11/4/16 (b)	3,000,000	2,999,895
WGL Holdings, Inc. 0.662%, due 11/4/16 (b)(c)	2,500,000	2,499,858
Wisconsin Public Service Corp. 0.487%, due 11/14/16 (b)	2,700,000	2,699,532

		175,063,296

Treasury Debt 17.8%
United States Treasury Bills
0.13%, due 11/10/16	20,000,000	19,998,895
0.18%, due 11/17/16	5,000,000	4,999,644
0.18%, due 12/1/16	15,000,000	14,997,529
United States Treasury Notes
0.50%, due 11/30/16	3,900,000	3,899,955
0.50%, due 1/31/17	4,000,000	3,997,423
0.50%, due 3/31/17	4,000,000	3,996,104
0.625%, due 12/31/16	3,800,000	3,799,322
0.625%, due 5/31/17	4,000,000	4,000,506
0.875%, due 2/28/17	4,000,000	4,003,578
0.875%, due 4/30/17	4,000,000	4,004,965

		67,697,921

Treasury Repurchase Agreements 15.9%
Bank of America N.A. 0.31%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $17,500,151 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 8/15/26, with a Principal Amount of $18,359,000 and a Market Value of $17,850,063)	17,500,000	17,500,000
Bank of Montreal 0.30%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $15,000,125 (Collateralized by United States Treasury securities with rates between 0.125% and 3.125% and maturity dates between 7/15/17 and 8/15/45, with a Principal Amount of $14,593,600 and a Market Value of $15,300,013)	15,000,000	15,000,000

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements (continued)
RBC Capital Markets 0.29%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $5,367,043 (Collateralized by United States Treasury Notes with rates between 1.625% and 2.00% and a maturity date of 8/31/21 and 5/31/23, with a Principal Amount of $5,326,700 and a Market Value of $5,474,370)	$5,367,000	$5,367,000
TD Securities (U.S.A.) LLC 0.29%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $22,500,181 (Collateralized by United States Treasury Notes with rates between 0.625% and 0.75% and a maturity date of 2/15/17 and 8/31/18, with a Principal Amount of $22,895,900 and a Market Value of $22,950,034)	22,500,000	22,500,000

		60,367,000

Total Short-Term Investments (Amortized Cost $379,609,773) (d)	100.0%	379,609,773
Other Assets, Less Liabilities	(0.0)‡	(119,066)
Net Assets	100.0%	$379,490,707

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$39,000,923	$—	$39,000,923
Financial Company Commercial Paper	—	37,480,633	—	37,480,633
Other Commercial Paper	—	175,063,296	—	175,063,296
Treasury Debt	—	67,697,921	—	67,697,921
Treasury Repurchase Agreements	—	60,367,000	—	60,367,000

Total Investments in Securities	$—	$379,609,773	$—	$379,609,773

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent †
Agriculture	$10,998,577	2.9%
Banks	109,367,826	28.8
Beverages	9,972,878	2.6
Chemicals	4,997,432	1.3
Commercial Services	4,999,883	1.3
Computers	7,997,460	2.1
Diversified Financial Services	29,573,103	7.8
Electric	4,998,701	1.3
Electrical Equipment	7,497,794	2.0
Finance—Investment Banker/Broker	5,000,000	1.3
Food	9,998,814	2.6
Gas	26,195,456	6.9
Health Care—Services	4,999,375	1.3
Household Products & Wares	12,492,385	3.3
Insurance	7,499,345	2.0
Machinery—Construction & Mining	14,998,009	3.9
Machinery—Diversified	6,329,676	1.7
Miscellaneous Manufacturing	19,996,967	5.3
Pharmaceuticals	7,499,974	2.0
Sovereign	74,196,118	19.6

	379,609,773	100.0
Other Assets, Less Liabilities	(119,066)	(0.0)

Net Assets	$379,490,707	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (amortized cost $319,242,773)	$319,242,773
Repurchase agreements, at value (amortized cost $60,367,000)	60,367,000
Cash	1,523
Receivables:
Fund shares sold	1,503,352
Interest	90,959
Other assets	39,003

Total assets	381,244,610

Liabilities
Payables:
Fund shares redeemed	1,521,990
Transfer agent (See Note 3)	109,083
Manager (See Note 3)	59,692
Shareholder communication	21,969
Custodian	19,081
Professional fees	16,496
Trustees	1,128
Accrued expenses	4,354
Dividend payable	110

Total liabilities	1,753,903

Net assets	$379,490,707

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,794,891
Additional paid-in capital	375,643,563

379,438,454
Undistributed net investment income	52,436
Accumulated net realized gain (loss) on investments	(183)

Net assets	$379,490,707

Class A
Net assets applicable to outstanding shares	$226,180,791

Shares of beneficial interest outstanding	226,179,514

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$58,657,574

Shares of beneficial interest outstanding	58,659,905

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$53,340,942

Shares of beneficial interest outstanding	53,341,354

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$41,311,400

Shares of beneficial interest outstanding	41,308,360

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$1,840,366

Expenses
Manager (See Note 3)	1,910,726
Transfer agent (See Note 3)	636,849
Registration	119,628
Professional fees	117,183
Shareholder communication	61,515
Custodian	43,301
Trustees	10,543
Miscellaneous	14,066

Total expenses before waiver/reimbursement	2,913,811
Expense waiver/reimbursement from Manager (See Note 3)	(1,121,182)
Reimbursement from custodian (a)	(48,233)

Net expenses	1,744,396

Net investment income (loss)	95,970

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	18

Net increase (decrease) in net assets resulting from operations	$95,988

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$95,970	$38,719
Net realized gain (loss) on investments	18	(22)

Net increase (decrease) in net assets resulting from operations	95,988	38,697

Dividends to shareholders:
From net investment income:
Class A	(29,064)	(23,334)
Investor Class	(6,807)	(5,446)
Class B	(6,509)	(6,058)
Class C	(5,285)	(3,881)

Total dividends to shareholders	(47,665)	(38,719)

Capital share transactions:
Net proceeds from sale of shares	492,903,915	511,947,321
Net asset value of shares issued to shareholders in reinvestment of dividends	41,934	33,254
Cost of shares redeemed	(512,734,483)	(499,776,922)

Increase (decrease) in net assets derived from capital share transactions	(19,788,634)	12,203,653

Net increase (decrease) in net assets	(19,740,311)	12,203,631

Net Assets
Beginning of year	399,231,018	387,027,387

End of year	$379,490,707	$399,231,018

Undistributed net investment income at end of year	$52,436	$3,672

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015		2014		2013		2012
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.43%		0.13%		0.11%		0.15%		0.17%
Expenses (before waiver/reimbursement)	0.64%		0.64%		0.64%		0.65%		0.69%
Net assets at end of year (in 000’s)	$226,181		$243,517		$230,330		$290,028		$259,119

‡	Less than one cent per share.

	Year ended October 31,
Investor Class	2016		2015		2014		2013		2012
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%		0.01%		0.01%		0.01%		0.00	%‡
Net expenses	0.43%		0.14%		0.11%		0.16%		0.18%
Expenses (before waiver/reimbursement)	0.83%		0.87%		0.89%		0.90%		0.91%
Net assets at end of year (in 000’s)	$58,658		$56,512		$56,177		$58,774		$59,129

‡	Less than one cent per share.

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016		2015		2014		2013		2012
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.43%		0.14%		0.11%		0.16%		0.18%
Expenses (before waiver/reimbursement)	0.83%		0.87%		0.89%		0.90%		0.91%
Net assets at end of year (in 000’s)	$53,341		$58,152		$63,581		$73,803		$84,982

‡	Less than one cent per share.

	Year ended October 31,
Class C	2016		2015		2014		2013		2012
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.43%		0.13%		0.11%		0.15%		0.18%
Expenses (before waiver/reimbursement)	0.83%		0.87%		0.89%		0.90%		0.91%
Net assets at end of year (in 000’s)	$41,311		$41,050		$36,939		$33,254		$28,212

‡	Less than one cent per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Under certain circumstances and as may be permitted by to the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay Money Market Fund

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued

19

Notes to Financial Statements (continued)

interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.47% inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0.80%. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $1,910,726 and waived its fees and/or reimbursed expenses in the amount of $43,304. Additionally, New York Life Investments reimbursed fees in the amount of $1,077,878, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares were $845. Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. During the year ended October 31, 2016, the Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an

20	MainStay Money Market Fund

indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C of $66,599, $605, $61,255 and $28,196, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$204,875
Investor Class	156,977
Class B	151,191
Class C	123,806

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$52,546	$(183)	$(110)	$—	$52,253

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$459	$—	$(459)

The reclassifications for the Fund are primarily due to nondeductible expenses.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $183 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)		Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	(a)	$—

(a)	Less than $1,000.

The Fund utilized $18 of capital loss carryforwards during the year ended October 31, 2016.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$47,665	$38,719

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 7–Capital Share Transactions

Class A (at $1 per share)	Shares
Year ended October 31, 2016:
Shares sold	369,603,010
Shares issued to shareholders in reinvestment of dividends and distributions	27,146
Shares redeemed	(394,385,308)

Net increase (decrease) in shares outstanding before conversion	(24,755,152)
Shares converted into Class A (See Note 1)	12,005,934
Shares converted from Class A (See Note 1)	(4,616,215)

Net increase (decrease)	(17,365,433)

Year ended October 31, 2015:
Shares sold	383,202,123
Shares issued to shareholders in reinvestment of dividends and distributions	21,773
Shares redeemed	(374,298,971)

Net increase (decrease) in shares outstanding before conversion	8,924,925
Shares converted into Class A (See Note 1)	8,664,349
Shares converted from Class A (See Note 1)	(4,401,864)

Net increase (decrease)	13,187,410

21

Notes to Financial Statements (continued)

Investor Class (at $1 per share)	Shares
Year ended October 31, 2016:
Shares sold	47,185,103
Shares issued to shareholders in reinvestment of dividends and distributions	4,957
Shares redeemed	(38,170,925)

Net increase (decrease) in shares outstanding before conversion	9,019,135
Shares converted into Investor Class (See Note 1)	4,716,440
Shares converted from Investor Class (See Note 1)	(11,597,361)

Net increase (decrease)	2,138,214

Year ended October 31, 2015:
Shares sold	47,654,579
Shares issued to shareholders in reinvestment of dividends and distributions	3,579
Shares redeemed	(43,279,103)

Net increase (decrease) in shares outstanding before conversion	4,379,055
Shares converted into Investor Class (See Note 1)	4,521,490
Shares converted from Investor Class (See Note 1)	(8,565,508)

Net increase (decrease)	335,037

Class B (at $1 per share)	Shares
Year ended October 31, 2016:
Shares sold	13,369,067
Shares issued to shareholders in reinvestment of dividends and distributions	5,210
Shares redeemed	(17,683,537)

Net increase (decrease) in shares outstanding before conversion	(4,309,260)
Shares converted from Class B (See Note 1)	(508,789)

Net increase (decrease)	(4,818,049)

Year ended October 31, 2015:
Shares sold	14,563,454
Shares issued to shareholders in reinvestment of dividends and distributions	4,636
Shares redeemed	(19,778,547)

Net increase (decrease) in shares outstanding before conversion	(5,210,457)
Shares converted from Class B (See Note 1)	(218,467)

Net increase (decrease)	(5,428,924)

Class C (at $1 per share)	Shares
Year ended October 31, 2016:
Shares sold	62,746,661
Shares issued to shareholders in reinvestment of dividends and distributions	4,621
Shares redeemed	(62,494,713)

Net increase (decrease) in shares outstanding before conversion	256,569
Shares converted from Class C	(9)

Net increase (decrease)	256,560

Year ended October 31, 2015:
Shares sold	66,527,165
Shares issued to shareholders in reinvestment of dividends and distributions	3,266
Shares redeemed	(62,420,301)

Net increase (decrease)	4,110,130

Note 8–Money Market Fund Regulatory Matters

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act that currently govern the operations of the Fund. The majority of these amendments, except for certain disclosure enhancements, took effect on October 14, 2016. Effective on that date, the Fund began operating as a “retail money market fund,” as such term is defined or interpreted under Rule 2a-7 under the 1940 Act. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. As a retail money market fund, the Fund will be permitted to continue to seek to maintain a stable $1.00 net asset value by using the amortized cost method of valuation. In addition, effective October 14, 2016, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates on redemptions if the Fund’s weekly liquid assets fall below the regulatory thresholds set forth in Rule 2a-7 because of market conditions or other factors.

Note 9–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

22	MainStay Money Market Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

23

Federal Income Tax Information

(Unaudited)

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

24	MainStay Money Market Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

25

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

26	MainStay Money Market Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

27

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

28	MainStay Money Market Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1715987 MS316-16	MSMM11-12/16 (NYLIM) NL214

MainStay Tax Free Bond Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.97 5.73%	4.75 5.72%	4.05 4.53%	0.81 0.81%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.07 5.83	4.70 5.67	4.00 4.48	0.82 0.82
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	0.58 5.58	5.09 5.41	4.21 4.21	1.07 1.07
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.48 5.48	5.39 5.39	4.21 4.21	1.07 1.07
Class I Shares[4]	No Sales Charge		5.99	5.96	4.77	0.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 21, 2009, include the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays Municipal Bond Index[5]	4.06%	4.34%	4.57%
Average Lipper General & Insured Municipal Debt Fund[6]	4.27	4.58	3.92

5.	The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper General & Insured Municipal Debt Fund is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,010.60	$4.09	$1,021.10	$4.12

Investor Class Shares	$1,000.00	$1,010.70	$3.99	$1,021.20	$4.01

Class B Shares	$1,000.00	$1,009.50	$5.20	$1,020.00	$5.23

Class C Shares	$1,000.00	$1,008.50	$5.20	$1,020.00	$5.23

Class I Shares	$1,000.00	$1,010.90	$2.83	$1,022.30	$2.85

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.81% for Class A, 0.79% for Investor Class, 1.03% for Class B and Class C and 0.56% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

Illinois	16.0%
New York	12.0
California	10.0
Texas	8.4
Puerto Rico	6.7
Michigan	4.6
New Jersey	4.0
Pennsylvania	3.8
Ohio	3.5
Connecticut	2.8
Florida	2.6
U.S. Virgin Islands	2.6
Rhode Island	2.2
Missouri	2.1
Tennessee	2.0
District of Columbia	1.8
Guam	1.8
Massachusetts	1.7
Nebraska	1.6
Wisconsin	1.2
Louisiana	1.0
South Carolina	1.0
Utah	0.9

Alabama	0.7%
Oklahoma	0.7
Kentucky	0.6
Arkansas	0.5
Colorado	0.5
Indiana	0.5
Kansas	0.5
Georgia	0.4
South Dakota	0.4
Hawaii	0.3
New Hampshire	0.3
North Carolina	0.3
Washington	0.3
Alaska	0.2
Maryland	0.2
Mississippi	0.2
North Dakota	0.2
Iowa	0.1
New Mexico	0.1
Arizona	0.0	‡
Wyoming	0.0	‡
Other Assets, Less Liabilities	–1.3

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2016 (Unaudited)

1.	North Texas Tollway Authority, Revenue Bonds, 5.00%–6.00%, due 1/1/27–9/1/41

2.	Puerto Rico Highways & Transportation Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/21–7/1/36

3.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 0.73%–5.00%, due 11/1/22–2/1/41

4.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%, due 10/1/30–10/1/39

5.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/32–9/1/42
6.	County of Cook IL, Unlimited General Obligation, 5.00%, due 11/15/26–11/15/28

7.	Chicago Board of Education, Unlimited General Obligation, 5.00%–5.50%, due 12/1/32–12/1/39

8.	State of Illinois, Unlimited General Obligation, 4.00%–5.00%, due 8/1/20–6/1/41

9.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.00%–6.00%, due 7/1/19–7/1/37

10.	New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds, 4.00%, due 7/1/31–7/1/36

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 5.73% for Class A shares, 5.83% for Investor Class shares, 5.58% for Class B shares and 5.48% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 5.99%. For the 12 months ended October 31, 2016, all share classes outperformed the 4.06% return of the Bloomberg Barclays Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 4.27% return of the Average Lipper2 General & Insured Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund received positive contributions relative to the Bloomberg Barclays Municipal Bond Index from its emphasis on longer-maturity bonds and medium-quality credits as the municipal yield curve3 flattened and credit spreads4 narrowed during the reporting period. (Contributions take weightings and total returns into account.) Security selection in Puerto Rico–insured bonds, as well as in California and Michigan bonds, also helped performance relative to the Bloomberg Barclays Municipal Bond Index. The Fund’s exposure to Virginia and New Jersey credits, however, detracted slightly from relative performance.

What was the Fund’s duration5 strategy during the reporting period?

During the reporting period, the Fund’s duration was targeted to remain in a neutral range relative to the bonds in which the Fund can invest, as outlined in the prospectus. This target typically places the Fund’s duration within plus or minus 10% of the benchmark’s duration. As of October 31, 2016, the Fund’s modified duration to worst6 was 5.5 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We believed that the Federal Reserve’s desire to raise the federal funds target rate would combine with strong demand for longer-term municipal bonds to produce changes to the shape of the yield curve and alter credit spreads. Our expectation of a flatter yield curve and continued spread tightening were therefore significant drivers of Fund positioning during the reporting period, and the Fund’s positive cash flow was invested accordingly. In the primary and secondary markets, we found attractive opportunities to invest in bonds maturing in 10 to 15 years, with an emphasis on credit-sensitive securities. The Fund continued to increase its exposure to Build America Mutual Insurance Company (BAM) because we believed that spreads for wrapped (insured) bonds would continue to decline, especially for this new entry into the insurance space. Insured Puerto Rico securities performed well during the reporting period as the passage of a debt restructuring law (PROMESA) and establishment of a federal oversight board was viewed constructively by investors who bid prices higher. The Fund maintained its Puerto Rico exposure with heavy emphasis on bonds insured by AA-rated monoline insurance companies. The Fund also maintained elevated liquidity to be well-positioned to seek to take advantage of opportunities during bouts of volatility in the market, as uncertainty over the outcome of the presidential election left many investors trying to discern the market impact of each candidate’s agenda.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The most substantial positive contributions to the Fund’s performance during the reporting period came from its bonds in the electric utilities, special tax, transportation, and water and sewer sectors. Detracting from performance was the Fund’s exposure to industrial development bonds.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings did not materially change from the prior reporting period. We continued to emphasize a well-diversified portfolio and remained committed to individual security selection (as opposed to a top-down approach to portfolio construction). As the municipal yield curve continued to flatten, new purchases have concentrated in bonds maturing in 10 to 15 years, causing the average maturity to decline. Sectors that

1.	See footnote on page 6 for more information on the Bloomberg Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

we continued to favor were marginally increased, including special tax, hospitals and insured bonds. We also increased the Fund’s cash reserves for defensive purposes. From a state perspective, we continued to decrease the Fund’s exposure to California securities after their significant outperformance over the past four years. The Fund also reduced its exposure to BBB-rated7 securities.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund was overweight relative to the Bloomberg Barclays Municipal Bond Index in bonds with maturities of 15 years or longer, although new purchases have concentrated on slightly shorter maturities. As of the same date, the Fund also held an overweight position relative to the Index in credits rated BBB. As of October 31, 2016, the Fund held underweight positions relative to the Index in securities rated AAA8 and in bonds with maturities of less than 10 years.

7.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Municipal Bonds 101.3%†
Alabama 0.7%
Houston County Health Care Authority, Southeast Alabama Medical, Revenue Bonds
5.00%, due 10/1/25	$1,000,000	$1,189,230
5.00%, due 10/1/30	3,700,000	4,223,143
University of South Alabama, Revenue Bonds
Insured: AGM 4.00%, due 11/1/35	3,000,000	3,257,520
Insured: AGM 5.00%, due 11/1/27	2,000,000	2,468,180
Insured: AGM 5.00%, due 11/1/28	2,105,000	2,573,257
Insured: AGM 5.00%, due 11/1/29	1,110,000	1,348,517
Insured: AGM 5.00%, due 11/1/30	2,000,000	2,416,380

		17,476,227

Alaska 0.2%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,997,939

Arizona 0.0%‡
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,093,130

Arkansas 0.5%
County of Pulaski AR, Arkansas Children’s Hospital, Revenue Bonds
5.00%, due 3/1/34	2,000,000	2,358,900
5.00%, due 3/1/35	1,550,000	1,820,894
5.00%, due 3/1/36	1,155,000	1,359,019
Springdale Public Facilities Board, Arkansas Children’s Northwest, Revenue Bonds 5.00%, due 3/1/34	2,890,000	3,446,816
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/29	1,315,000	1,621,961
5.00%, due 10/1/30	1,110,000	1,361,126
5.00%, due 10/1/31	1,205,000	1,469,305

		13,438,021

	Principal Amount	Value
California 10.0%
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	$15,675,000	$16,177,854
Anaheim, California, School District, Election 2010, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	4,700,000	5,820,762
California Educational Facilities Authority, San Francisco University, Revenue Bonds 6.125%, due 10/1/30	1,525,000	1,869,436
California Health Facilities Financing Authority, Adventist Health System, Revenue Bonds Series B 0.46%, due 9/1/38 (a)	8,650,000	8,650,000
California Health Facilities Financing Authority, Catholic Healthcare, Revenue Bonds Series H 0.58%, due 7/1/33 (a)	15,000,000	15,000,000
California Health Facilities Financing Authority, Dignity Health, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,360,750
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	5,000,000	5,943,300
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	15,000,000	3,526,350
California State Public Works Board, Various Capital Project, Revenue Bonds
Series G-1 5.75%, due 10/1/30	1,400,000	1,577,394
Series I-1 6.625%, due 11/1/34	1,060,000	1,063,604
California State, Unlimited General Obligation 4.00%, due 9/1/34	2,000,000	2,194,160

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	$780,000	$869,895
California Statewide Communities Development Authority, Cottage Health Obligation Group, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,665,378
California Statewide Communities Development Authority, Sweep Loan Program, Revenue Bonds Series A 0.63%, due 8/1/35 (a)	16,495,000	16,495,000
Ceres Unified School District, Capital Appreciation-Election 2008, Unlimited General Obligation Series A (zero coupon), due 8/1/37	4,150,000	1,152,538
City of Escondido CA, Unlimited General Obligation 5.00%, due 9/1/36	5,000,000	5,958,850
City of Long Beach CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,589,500
City of Tulare, California, Sewer Revenue Bonds Insured: AGM 4.00%, due 11/15/41	5,500,000	5,937,085
Colton Joint Unified School District, Unlimited General Obligation
Series B, Insured: BAM 4.00%, due 8/1/30	3,495,000	3,917,091
Series B, Insured: BAM 4.00%, due 8/1/31	2,500,000	2,779,150
Series B, Insured: BAM 4.00%, due 8/1/33	1,500,000	1,648,575
Fontana Public Finance Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/32	2,640,000	3,100,653
Fontana Unified School District, Cabs, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	14,800,000	6,627,292
Series C (zero coupon), due 8/1/36	15,500,000	6,443,815

	Principal Amount	Value
California (continued)
Fresno California Unified School District, Election 2001, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	$6,000,000	$2,637,420
Series G (zero coupon), due 8/1/33	10,000,000	4,072,600
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/41	23,485,000	5,451,808
Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	5,410,000	6,380,175
Irvine Unified School District, Community Facilities District No. 9, Special Tax 0.46%, due 9/1/56 (a)	15,000,000	15,000,000
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM 5.00%, due 8/1/27	1,160,000	1,453,202
Insured: AGM 5.00%, due 8/1/28	1,755,000	2,178,692
Insured: AGM 5.00%, due 8/1/29	2,535,000	3,118,988
Oceanside Unified School District CA, Unrefunded-Cabs-Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	560,000	70,790
Palomar Community College District, CABS-Election, Unlimited General Obligation Series B (zero coupon), due 8/1/45	5,720,000	4,348,287
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	5,406,750
Peralta Community College District, Election 2006, Unlimited General Obligation Series D 4.00%, due 8/1/39	5,000,000	5,410,100
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,858,659

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation
Series B, Insured: BAM 5.00%, due 10/1/28	$2,510,000	$3,054,595
Series B, Insured: BAM 5.00%, due 10/1/29	875,000	1,057,604
Series B, Insured: BAM 5.00%, due 10/1/30	2,645,000	3,177,571
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/30	3,000,000	3,632,070
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,167,880
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	3,000,000	3,527,340
San Lorenzo Unified School District, Election 2008, Unlimited General Obligation Series B 6.00%, due 8/1/41	4,535,000	5,427,216
Santa Ana Unified School District, Capital Appreciation-Election 2008, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	50,000,000	15,785,000
Santa Clara Valley Transportation Authority, Revenue Bonds Series A 5.00%, due 4/1/35	3,900,000	4,648,878
Southern California Public Power Authority, Apex Power Project, Revenue Bonds Series A 5.00%, due 7/1/33	4,500,000	5,391,360
State of California, Unlimited General Obligation
6.00%, due 11/1/35	2,500,000	2,855,200
6.25%, due 11/1/34	4,000,000	4,604,120

	Principal Amount	Value
California (continued)
Twin Rivers Unified School District, Unrefunded-Cabs-Election 2006, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	$5,350,000	$3,128,894
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	2,108,352

		246,321,983

Colorado 0.5%
Colorado Health Facilities Authority, Evangelical Lutheran Good Samaritan, Revenue Bonds 5.625%, due 6/1/43	3,280,000	3,785,513
Denver Convention Center Hotel Authority, Revenue Bonds
5.00%, due 12/1/30	1,305,000	1,500,972
5.00%, due 12/1/31	1,395,000	1,595,364
5.00%, due 12/1/32	2,500,000	2,843,025
5.00%, due 12/1/36	1,000,000	1,125,390
Park Creek Metropolitan District, Revenue Bonds Series A, Insured: AGM 6.125%, due 12/1/41	1,600,000	1,914,480

		12,764,744

Connecticut 2.8%
City of Hartford CT, Unlimited General Obligation
Series A 5.00%, due 4/1/28	2,500,000	2,653,725
Series A 5.00%, due 4/1/29	1,250,000	1,370,161
Series A, Insured: AGM 5.00%, due 4/1/32	275,000	312,338
Series C, Insured: AGM 5.00%, due 7/15/32	7,470,000	8,375,738
Series C, Insured: AGM 5.00%, due 7/15/34	2,500,000	2,787,150
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series L 5.00%, due 7/1/32	10,425,000	12,204,964
State of Connecticut Special Tax, Transportation Infrastructure, Revenue Bonds
Series A 5.00%, due 9/1/26	10,000,000	12,604,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut Special Tax, Transportation Infrastructure, Revenue Bonds (continued)
Series A 5.00%, due 9/1/27	$12,460,000	$15,516,936
Series A 5.00%, due 9/1/30	5,000,000	5,986,250
State of Connecticut, Unlimited General Obligation Series B 5.00%, due 6/15/32	5,000,000	5,873,050

		67,684,812

District of Columbia 1.8%
District of Columbia, Carnegie, Revenue Bonds 0.63%, due 11/1/45 (a)	15,000,000	15,000,000
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
5.00%, due 6/1/32	1,125,000	1,255,309
5.00%, due 6/1/42	5,500,000	6,072,550
District of Columbia, Gallery Place Project, Tax Allocation 5.00%, due 6/1/27	525,000	587,312
District of Columbia, KIPP Charter School, Revenue Bonds
6.00%, due 7/1/43	1,000,000	1,193,330
6.00%, due 7/1/48	1,575,000	1,874,218
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds
Series B (zero coupon), due 10/1/44	7,140,000	8,418,203
Series C, Insured: AGC 6.50%, due 10/1/41	8,000,000	10,955,440

		45,356,362

Florida 2.6%
City of Miami Beach FL Parking, Revenue Bonds
Insured: BAM 5.00%, due 9/1/34	1,000,000	1,170,220
Insured: BAM 5.00%, due 9/1/35	1,990,000	2,321,952
Insured: BAM 5.00%, due 9/1/40	2,500,000	2,889,575
City of Orlando FL, Revenue Bonds Series C, Insured: AGC 5.50%, due 11/1/38	15,000,000	15,584,400
County of Miami-Dade Florida Transit System, Sales Tax, Revenue Bonds 5.00%, due 7/1/42	8,265,000	9,491,113

	Principal Amount	Value
Florida (continued)
County of Miami-Dade Florida Water & Sewer System, Revenue Bonds
5.00%, due 10/1/26	$6,750,000	$8,385,255
Series A 5.00%, due 10/1/42	5,000,000	5,739,750
County of Miami-Dade Florida, Jackson Health System, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/1/33	3,375,000	3,951,990
Miami Beach Redevelopment Agency, Tax Increment Revenue City Center, Tax Allocation 5.00%, due 2/1/30	3,000,000	3,507,390
Miami-Dade County Florida Aviation, Miami International Airport, Revenue Bonds Series A, Insured: AGM 5.25%, due 10/1/41 (b)	10,000,000	10,640,100
Miami-Dade County Florida Aviation, Revenue Bonds 5.00%, due 10/1/31	750,000	899,902

		64,581,647

Georgia 0.4%
City of Atlanta, Georgia, Water & Wastewater, Revenue Bonds 5.00%, due 11/1/40	7,120,000	8,326,911
Fulton County Georgia Development Authority, Piedmont Healthcare, Inc., Revenue Bonds Series A 5.00%, due 6/15/32	1,700,000	1,826,004

		10,152,915

Guam 1.8%
Antonio B Won Pat International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.125%, due 10/1/43 (b)	5,000,000	5,907,650
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 7/1/36	1,750,000	2,005,360
5.00%, due 1/1/46	2,500,000	2,846,975
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	5,610,000	6,530,994
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	748,174
Territory of Guam, Revenue Bonds
Series A 5.00%, due 12/1/32	1,250,000	1,462,550
Series D 5.00%, due 11/15/35	8,350,000	9,465,476

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Guam (continued)
Territory of Guam, Revenue Bonds (continued)
Series A 5.125%, due 1/1/42	$3,085,000	$3,344,202
Series A 5.25%, due 1/1/36	2,000,000	2,190,740
Series A 6.50%, due 11/1/40	2,700,000	3,244,482
Territory of Guam, Section 30, Revenue Bonds
Series A 5.00%, due 12/1/27	2,265,000	2,731,930
Series A 5.00%, due 12/1/34	2,290,000	2,655,644
Series A 5.00%, due 12/1/36	1,000,000	1,152,200

		44,286,377

Hawaii 0.3%
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Revenue Bonds 6.50%, due 7/1/39	3,000,000	3,349,110
State of Hawaii Department of Budget & Finance, Queens Health System, Revenue Bonds Series A 5.00%, due 7/1/35	4,500,000	5,313,915

		8,663,025

Illinois 16.0%
Carol Stream Park District, Unlimited General Obligation Insured: BAM 5.00%, due 1/1/37	4,620,000	5,228,870
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/26	19,995,000	13,112,521
♦Chicago Board of Education, Unlimited General Obligation
Series C, Insured: AGM 5.00%, due 12/1/32	16,000,000	16,760,160
Series A, Insured: AGM 5.50%, due 12/1/39	11,455,000	12,576,215
Series A 5.50%, due 12/1/39	7,500,000	7,069,950
Chicago O’ Hare International Airport, Revenue Bonds
Series A 5.00%, due 1/1/17 (b)	14,955,000	15,059,236

	Principal Amount	Value
Illinois (continued)
Chicago O’ Hare International Airport, Revenue Bonds (continued)
Series A, Insured: AGM 5.00%, due 1/1/33	$7,000,000	$7,283,850
Series A 5.625%, due 1/1/35	2,250,000	2,586,105
Chicago Park District, Limited General Obligation
Series A 5.00%, due 1/1/28	1,000,000	1,165,790
Series A 5.00%, due 1/1/29	750,000	866,528
Series A 5.00%, due 1/1/31	1,000,000	1,139,950
Series A 5.00%, due 1/1/35	2,000,000	2,242,860
City of Chicago IL Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	5,291,338
City of Chicago IL Wastewater Transmission, Revenue Bonds
5.00%, due 1/1/28	1,000,000	1,137,050
5.00%, due 1/1/33	2,000,000	2,209,960
5.00%, due 1/1/39	8,420,000	9,230,846
5.00%, due 1/1/44	14,340,000	15,682,798
City of Chicago IL Wastewater, Revenue Bonds
5.00%, due 11/1/27	1,000,000	1,172,200
5.00%, due 11/1/29	1,700,000	1,960,899
City of Chicago IL, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 1/1/26	10,000,000	10,683,800
City of Country Club Hills IL, Unlimited General Obligation Insured: BAM 4.50%, due 12/1/31	455,000	486,259
City of Springfield IL Electric, Senior Lien, Revenue Bonds Insured: AGM 5.00%, due 3/1/40	10,000,000	11,425,000
Cook County Community College District No. 508, City College of Chicago, Unlimited General Obligation Insured: BAM 5.50%, due 12/1/38	5,000,000	5,799,100
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM 5.00%, due 12/1/30	3,370,000	3,892,586

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Cook County Community High School District No. 212 Leyden, Revenue Bonds (continued)
Series C, Insured: BAM 5.00%, due 12/1/31	$2,610,000	$2,996,280
♦County of Cook IL, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 11/15/26	8,350,000	10,199,441
Series A 5.00%, due 11/15/26	7,100,000	8,530,153
Series A 5.00%, due 11/15/27	7,080,000	8,393,198
Series A 5.00%, due 11/15/28	8,895,000	10,406,172
Illinois Finance Authority, North Park University Project, Revenue Bonds 0.66%, due 10/1/29 (a)	11,500,000	11,500,000
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	11,427,072
Illinois Finance Authority, Rosalind Franklin University, Revenue Bonds 0.64%, due 11/1/32 (a)	10,000,000	10,000,000
Illinois Finance Authority, Swedish Covenant, Revenue Bonds Series A 5.75%, due 8/15/29	6,175,000	6,846,655
Illinois Finance Authority, University of Chicago Medical Center, Revenue Bonds
Series B 0.48%, due 8/1/44 (a)	8,870,000	8,870,000
Series B 4.00%, due 8/15/41	25,000,000	25,678,750
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,691,850
Knox & Warren Counties Community Unit School District No. 205 Galesburg, Unlimited General Obligation
Series A 4.25%, due 1/1/19	240,000	254,066
Series A 5.00%, due 1/1/20	205,000	226,367
Metropolitan Pier & Exposition Authority, Capital Appreciation, Revenue Bonds Series A, Insured: AGM (zero coupon), due 6/15/30	14,250,000	7,944,945

	Principal Amount	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, Capital Appreciation-McCormick, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 6/15/36	$63,190,000	$26,363,500
Northern Illinois Municipal Power Agency, Prairie State Project, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 1/1/37	10,000,000	10,483,600
Rock Island County, Public Building Commission, Revenue Bonds
Insured: AGM 5.00%, due 12/1/31	500,000	582,655
Insured: AGM 5.00%, due 12/1/36	2,645,000	3,027,943
Insured: AGM 5.00%, due 12/1/41	3,360,000	3,827,914
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM 5.00%, due 4/1/26	1,175,000	1,406,064
Series B, Insured: BAM 5.00%, due 4/1/29	1,620,000	1,891,852
Series B, Insured: BAM 5.00%, due 4/1/30	1,000,000	1,157,430
Southwestern Illinois Development Authority, Local Government Program, Revenue Bonds Series B, Insured: BAM 4.00%, due 10/15/40	5,500,000	5,757,180
♦State of Illinois, Unlimited General Obligation
Insured: BAM 4.00%, due 6/1/41	15,865,000	15,790,752
5.00%, due 8/1/20	10,890,000	11,739,420
5.00%, due 2/1/29	8,000,000	8,698,800
United City of Yorkville, Special Tax Insured: AGM 5.00%, due 3/1/32	3,790,000	4,389,540
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 5.00%, due 12/1/29	1,500,000	1,764,870
Village of Crestwood IL, Alternative Revenue Source, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 12/15/29	750,000	847,665
Series B, Insured: BAM 5.00%, due 12/15/30	850,000	957,100
Series B, Insured: BAM 5.00%, due 12/15/31	955,000	1,068,836

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Village of Oswego IL, Unlimited General Obligation 5.00%, due 12/15/33	$8,570,000	$10,033,156

		392,817,097

Indiana 0.5%
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	2,100,000	2,438,562
Series A 5.00%, due 2/1/25	2,215,000	2,555,468
Series B 5.00%, due 2/1/25	2,210,000	2,549,699
Series B 5.00%, due 2/1/26	2,320,000	2,660,692
Indianapolis, Indiana Public Improvement Bond Bank, Waterworks Project, Revenue Bonds Series A, Insured: AGC 5.50%, due 1/1/38	1,100,000	1,207,811

		11,412,232

Iowa 0.1%
City of Coralville IA, Certificate of Participation
Series E 4.00%, due 6/1/21	545,000	586,796
Series E 4.00%, due 6/1/22	1,405,000	1,519,887
Series E 4.00%, due 6/1/23	1,320,000	1,437,533

		3,544,216

Kansas 0.5%
University of Kansas Hospital Authority, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,930,875
5.00%, due 9/1/34	5,000,000	5,844,700
5.00%, due 9/1/35	2,800,000	3,265,892

		12,041,467

Kentucky 0.6%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds
Series A 4.00%, due 2/1/21	1,070,000	1,157,868
Series A 5.00%, due 2/1/23	1,525,000	1,766,011

	Principal Amount	Value
Kentucky (continued)
Kentucky Municipal Power Agency, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 9/1/42	$11,000,000	$12,521,740

		15,445,619

Louisiana 1.0%
City of New Orleans LA, Sewerage Service Revenue, Revenue Bonds 5.00%, due 6/1/40	2,745,000	3,128,696
Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center, Revenue Bonds Series A, Insured: AGM 6.00%, due 1/1/39	3,695,000	4,409,502
Louisiana Local Government Environmental Facilities & Community Development Authority, Mcneese State University Student Parking Co., Revenue Bonds
Insured: AGM 4.00%, due 3/1/22	335,000	369,746
Insured: AGM 4.00%, due 3/1/23	350,000	384,223
Louisiana Public Facilities Authority, Loyola University, Revenue Bonds 5.25%, due 10/1/30	2,930,000	3,307,765
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bonds
5.00%, due 5/15/34	2,030,000	2,347,289
6.25%, due 5/15/31	5,690,000	6,973,379
Louisiana Stadium & Exposition District, Revenue Bonds Series A 5.00%, due 7/1/30	1,650,000	1,881,149
Louisiana State Citizens Property Insurance Corp., Revenue Bonds Series C-3, Insured: AGC 6.125%, due 6/1/25	1,000,000	1,083,360

		23,885,109

Maryland 0.2%
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Revenue Bonds 5.00%, due 7/1/39	3,600,000	4,136,220

Massachusetts 1.7%
Massachusetts Development Finance Agency, Partners HealthCare System, Revenue Bonds Series M1 0.45%, due 7/1/48 (a)	15,500,000	15,500,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/30	$1,200,000	$1,378,692
5.00%, due 10/1/31	1,200,000	1,371,048
5.00%, due 10/1/32	1,240,000	1,410,017
5.00%, due 10/1/33	1,500,000	1,697,565
5.00%, due 10/1/34	2,170,000	2,446,089
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds
4.00%, due 1/1/32	1,645,000	1,805,272
4.00%, due 1/1/33	1,000,000	1,093,890
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (b)	1,315,000	1,410,324
Series I 6.00%, due 1/1/28	1,765,000	1,872,224
Massachusetts Health & Educational Facilities Authority, Suffolk University, Revenue Bonds
Series A 6.00%, due 7/1/24	2,000,000	2,231,840
Series A 6.25%, due 7/1/30	6,400,000	7,169,280
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,321,100

		41,707,341

Michigan 4.6%
City of Detroit MI Sewage Disposal System, Senior Lien, Revenue Bonds
Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,047,620
Series A 5.25%, due 7/1/39	14,150,000	15,820,690
Series C-1, Insured: AGM 7.00%, due 7/1/27	5,000,000	5,696,300
City of Detroit MI Water Supply System, Senior Lien, Revenue Bonds
Series A, Insured: AGM 5.00%, due 7/1/34	1,600,000	1,602,112
Series A 5.25%, due 7/1/41	5,000,000	5,493,150
Series A 5.75%, due 7/1/37	5,550,000	6,204,623
City of Detroit MI, Water Supply System, Revenue Bonds Series D, Insured: AGM 4.625%, due 7/1/32	1,535,000	1,537,164

	Principal Amount	Value
Michigan (continued)
County of Wayne MI, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	$2,500,000	$2,540,425
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	854,070
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	7,500,000	8,513,025
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	4,046,870
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	5,032,988
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 5/1/25	1,030,000	1,254,592
Series A, Insured: AGM 5.00%, due 5/1/26	1,300,000	1,592,240
Series A, Insured: AGM 5.00%, due 5/1/27	3,985,000	4,825,397
Series A, Insured: AGM 5.00%, due 5/1/28	2,030,000	2,439,065
Series A, Insured: AGM 5.00%, due 5/1/30	1,455,000	1,719,504
Series A, Insured: AGM 5.00%, due 5/1/40	1,500,000	1,724,985
Livonia Public School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/40	2,115,000	2,439,737
Michigan Finance Authority Revenue, Local Government Loan Program, Revenue Bonds
Insured: AGM 5.00%, due 7/1/28	500,000	589,190
Series C 5.00%, due 11/1/28	2,580,000	2,716,482
5.00%, due 7/1/33	500,000	574,565
5.00%, due 7/1/34	500,000	572,515
Insured: AGM 5.00%, due 7/1/35	2,000,000	2,285,300
Insured: NATL-RE 5.00%, due 7/1/36	7,400,000	8,368,734
Michigan Finance Authority, Detroit School District, Revenue Bonds 5.50%, due 6/1/21	5,000,000	5,289,900

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Great Lakes Water, Revenue Bonds
Insured: NATL-RE 5.00%, due 7/1/32	$2,500,000	$2,862,175
Insured: AGM 5.00%, due 7/1/33	3,000,000	3,447,960
Series C-1 5.00%, due 7/1/44	2,500,000	2,749,100
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/34	250,000	251,015
Saginaw City School District, Unlimited General Obligation
Insured: Q-SBLF 5.00%, due 5/1/29	260,000	309,738
Insured: Q-SBLF 5.00%, due 5/1/30	350,000	413,627
Insured: Q-SBLF 5.00%, due 5/1/31	750,000	883,155
Insured: Q-SBLF 5.00%, due 5/1/34	250,000	290,840
Insured: Q-SBLF 5.00%, due 5/1/35	350,000	405,923
Insured: Q-SBLF 5.00%, due 5/1/36	425,000	491,768
State of Michigan, Revenue Bonds 5.00%, due 3/15/27	5,000,000	6,246,650

		114,133,194

Mississippi 0.2%
Mississippi Business Finance Corp., Gulf Power Co., Revenue Bonds 0.56%, due 11/1/42 (a)(b)	5,900,000	5,900,000

Missouri 2.1%
City of Kansas MO, Improvement Downtown Arena Project, Revenue Bonds Series E 5.00%, due 4/1/40	10,055,000	11,532,683
Joplin Industrial Development Authority, Freeman Health System, Revenue Bonds 5.00%, due 2/15/35	605,000	689,827
Missouri Development Finance Board, St. Louis Convention Center, Revenue Bonds Series C 0.53%, due 12/1/20 (a)	1,605,000	1,605,000

	Principal Amount	Value
Missouri (continued)
Missouri Health & Educational Facilities Authority, Bethesda Health Group, Inc., Revenue Bonds Series B 0.53%, due 8/1/41 (a)	$1,835,000	$1,835,000
Missouri Health & Educational Facilities Authority, Drury University, Revenue Bonds 0.53%, due 10/15/41 (a)	800,000	800,000
Missouri Health & Educational Facilities Authority, SSM Health Care, Revenue Bonds Series A 5.00%, due 6/1/30	4,000,000	4,715,560
Missouri Health & Educational Facilities Authority, St. Louis University, Revenue Bonds
Series B-2 0.48%, due 10/1/35 (a)	14,500,000	14,500,000
Series A 5.00%, due 10/1/38	5,930,000	6,963,184
Missouri Health & Educational Facilities Authority, St. Lukes Health System, Inc., Revenue Bonds
5.00%, due 11/15/30	5,000,000	6,029,050
5.00%, due 11/15/31	2,300,000	2,760,437

		51,430,741

Nebraska 1.6%
♦Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/32	5,190,000	5,874,976
5.00%, due 9/1/42	13,420,000	15,028,924
5.25%, due 9/1/37	15,535,000	17,704,152

		38,608,052

New Hampshire 0.3%
City of Manchester NH, General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	2,051,424
New Hampshire Health & Education Facilities Authority, Southern University, Revenue Bonds
5.00%, due 1/1/31	905,000	1,063,357
5.00%, due 1/1/32	950,000	1,111,205
5.00%, due 1/1/33	1,000,000	1,164,440
5.00%, due 1/1/34	1,050,000	1,218,084
5.00%, due 1/1/35	1,100,000	1,272,271

		7,880,781

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey 4.0%
Atlantic County mprovement Authority, Stockton University-Atlantic City, Revenue Bonds
Series A, Insured: AGM 4.00%, due 7/1/35	$1,000,000	$1,055,800
Series A, Insured: AGM 4.00%, due 7/1/36	1,645,000	1,732,613
Series A, Insured: AGM 5.00%, due 7/1/31	2,670,000	3,122,432
Series A, Insured: AGM 5.00%, due 7/1/32	1,305,000	1,517,793
Series A, Insured: AGM 5.00%, due 7/1/33	1,395,000	1,616,135
Series A, Insured: AGM 5.00%, due 7/1/34	1,855,000	2,140,670
New Brunswick Parking Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/28	5,880,000	7,196,356
Series A, Insured: BAM 5.00%, due 9/1/29	2,370,000	2,882,844
Series A, Insured: BAM 5.00%, due 9/1/30	4,605,000	5,576,194
Series A, Insured: BAM 5.00%, due 9/1/31	6,780,000	8,164,069
New Jersey Building Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 6/15/25	3,350,000	3,959,901
Series A, Insured: BAM 5.00%, due 6/15/28	3,000,000	3,538,110
New Jersey Economic Development Authority, MSU Student Housing Project, Revenue Bonds 5.375%, due 6/1/25	4,500,000	4,995,000
New Jersey Economic Development Authority, Revenue Bonds
5.00%, due 1/1/28 (b)	1,000,000	1,139,830
5.50%, due 1/1/26 (b)	1,000,000	1,175,600
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM 5.00%, due 7/1/29	1,500,000	1,775,640
Series A, Insured: BAM 5.00%, due 7/1/30	5,000,000	5,884,050
Series A, Insured: BAM 5.00%, due 7/1/31	3,000,000	3,511,110

	Principal Amount	Value
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Barnabas Health, Revenue Bonds Series A 5.25%, due 7/1/26	$3,710,000	$4,400,060
New Jersey Health Care Facilities Financing Authority, Hackensack University Medical Center, Revenue Bonds Insured: AGC 5.25%, due 1/1/31	1,510,000	1,574,855
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series 1 5.50%, due 12/1/26 (b)	3,320,000	3,715,578
New Jersey Higher Education Student Assistance Authority, Student Loan, Revenue Bonds Series A, Insured: AGC 6.125%, due 6/1/30 (b)	2,510,000	2,654,576
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series C, Insured: AGM (zero coupon), due 12/15/34	30,000,000	14,263,500
Newark Housing Authority, Revenue Bonds
Insured: AGM 4.00%, due 12/1/27	500,000	549,880
Insured: AGM 4.00%, due 12/1/29	250,000	268,753
Insured: AGM 4.00%, due 12/1/30	250,000	267,115
Insured: AGM 4.00%, due 12/1/31	225,000	239,207
Insured: AGM 5.00%, due 12/1/28	750,000	883,230
Insured: AGM 5.00%, due 12/1/38	1,740,000	1,971,159
Newark Housing Authority, South Ward Police Facility, Revenue Bonds
Insured: AGC 5.75%, due 12/1/30	1,135,000	1,297,838
Insured: AGC 6.75%, due 12/1/38	3,550,000	4,166,812

		97,236,710

New Mexico 0.1%
City of Farmington NM, Revenue Bonds 5.90%, due 6/1/40	2,000,000	2,259,140

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York 12.0%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds
Insured: AGM 5.00%, due 12/15/19	$975,000	$1,081,490
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,168,162
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,252,708
Insured: AGM 5.00%, due 12/15/22	740,000	879,416
City of New York, Unlimited General Obligation Series H-5 0.73%, due 3/1/34 (a)	5,085,000	5,085,000
County of Nassau NY, Limited General Obligation
Series C 5.00%, due 4/1/32	4,135,000	4,909,692
Series C 5.00%, due 4/1/37	6,625,000	7,752,178
Series C 5.00%, due 4/1/38	6,965,000	8,131,289
JPMorgan Chase Putters / Drivers Trust, Battery Park City Authority, Revenue Bonds Series 4410 0.62%, due 8/1/18 (a)(c)	8,000,000	8,000,000
Long Island Power Authority, Electric System, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/44	10,000,000	11,721,600
Long Island Power Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/39	10,000,000	11,783,800
Series A 5.00%, due 9/1/44	3,470,000	4,000,841
Series B 5.00%, due 9/1/45	8,970,000	10,315,141
Metropolitan Transportation Authority, Green, Revenue Bonds Series B-1 5.00%, due 11/15/36	4,500,000	5,400,360
Metropolitan Transportation Authority, Revenue Bonds Series F 5.00%, due 11/15/35	1,500,000	1,773,735
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1 5.00%, due 7/15/33	6,060,000	7,182,373

	Principal Amount	Value
New York (continued)
New York City Transitional Finance Authority, Building Aid, Revenue Bonds (continued)
Series S-1 5.00%, due 7/15/36	$10,000,000	$11,722,500
Series S-1 5.00%, due 7/15/43	2,000,000	2,338,880
♦New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series 2A 0.73%, due 11/1/22 (a)	8,900,000	8,900,000
Subseries A-1 5.00%, due 5/1/32	10,000,000	12,102,400
Series B-1 5.00%, due 8/1/32	10,000,000	12,143,600
Series A-1 5.00%, due 8/1/36	5,100,000	6,056,607
Series E-1 5.00%, due 2/1/41	2,500,000	2,908,550
New York City Water & Sewer System, Revenue Bonds
Series AA-3 0.73%, due 6/15/32 (a)	2,000,000	2,000,000
Series EE 5.50%, due 6/15/43	11,400,000	13,287,954
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	5,000,000	5,591,400
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	12,315,000	14,143,777
New York Liberty Development Corp., World Trade Center, Revenue Bonds
5.00%, due 11/15/31	5,000,000	5,738,800
5.75%, due 11/15/51	11,500,000	13,502,955
New York State Dormitory Authority, New York Univerisity, Revenue Bonds Series A 5.00%, due 7/1/35	6,610,000	7,873,237
New York State Dormitory Authority, Revenue Bonds
Series E 5.00%, due 3/15/34	4,190,000	5,029,844
5.50%, due 7/1/40	465,000	531,379
New York State Urban Development Corp., Revenue Bonds
Series A 5.00%, due 3/15/30	12,350,000	15,041,929
Series A 5.00%, due 3/15/34	12,750,000	15,175,177

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
♦New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Insured: AGM 4.00%, due 7/1/31 (b)	$10,925,000	$11,583,341
Series A, Insured: AGM 4.00%, due 7/1/35 (b)	6,500,000	6,778,850
Series A, Insured: AGM 4.00%, due 7/1/36 (b)	16,240,000	16,880,993
Port Authority of New York & New Jersey, Revenue Bonds Series 195 5.00%, due 4/1/36 (b)	8,930,000	10,544,365
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds
5.00%, due 1/1/29 (b)	1,615,000	1,873,529
5.00%, due 1/1/30 (b)	2,100,000	2,427,054

		294,614,906

North Carolina 0.3%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Revenue Bonds Series A 5.00%, due 1/15/31	2,050,000	2,304,754
North Carolina Medical Care Commission, North Carolina Baptist Hospital, Revenue Bonds 5.25%, due 6/1/25	1,000,000	1,129,160
North Carolina Turnpike Authority, Revenue Bonds Series A, Insured: AGC 5.75%, due 1/1/39	3,000,000	3,254,640

		6,688,554

North Dakota 0.2%
Grand Forks Health Care, ND, Altra Health System, Revenue Bonds 5.00%, due 12/1/35	4,050,000	4,438,152

Ohio 3.5%
American Municipal Power, Inc., Prairie Energy Campus, Revenue Bonds
Series A, Insured: BAM 5.25%, due 2/15/30	15,000,000	17,624,100
Insured: BAM 5.25%, due 2/15/31	7,055,000	8,258,089
City of Cleveland, OH, Airport System, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/30	3,000,000	3,392,370

	Principal Amount	Value
Ohio (continued)
City of Cleveland, OH, Income Tax, Revenue Bonds Series A-2 5.00%, due 10/1/37	$1,500,000	$1,759,680
Clermont County Port Authority, W. Clermont Local School District Project, Revenue Bonds
Insured: BAM 5.00%, due 12/1/31	650,000	766,259
Insured: BAM 5.00%, due 12/1/32	2,200,000	2,579,984
Insured: BAM 5.00%, due 12/1/33	1,335,000	1,559,761
Cleveland-Cuyahoga County Port Authority, Carnegie/89th Garage Project, Revenue Bonds 0.61%, due 1/1/37 (a)	17,340,000	17,340,000
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,264,803
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,322,700
North Olmsted City School District, Unlimited General Obligation Series A 5.00%, due 12/1/40	7,250,000	8,501,930
State of Ohio, Solid Waste Revenue, Republic Services, Inc., Revenue Bonds 0.70%, due 11/1/35 (a)	19,000,000	19,000,000

		85,369,676

Oklahoma 0.7%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A 5.00%, due 9/1/26	1,800,000	2,211,228
Series A 5.00%, due 9/1/27	1,890,000	2,302,663
Series A 5.00%, due 9/1/28	2,500,000	3,017,550
Series A 5.00%, due 9/1/29	4,620,000	5,535,083
Oklahoma State Municipal Power Authority, Revenue Bonds
Series A 5.00%, due 1/1/29	250,000	301,365
Series A 5.00%, due 1/1/30	900,000	1,074,321
Series A 5.00%, due 1/1/32	805,000	950,850

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma (continued)
Oklahoma State Municipal Power Authority, Revenue Bonds (continued)
Series A 5.00%, due 1/1/34	$650,000	$762,586
Tulsa Airports Improvement Trust, Revenue Bonds Series D, Insured: BAM 5.00%, due 6/1/28	500,000	547,920

		16,703,566

Pennsylvania 3.8%
City of Philadelphia PA, Unlimited General Obligation 6.50%, due 8/1/41	5,125,000	6,034,482
County of Lancaster PA, Unlimited General Obligation
Series A, Insured: BAM 4.00%, due 5/1/30	500,000	548,750
Series A, Insured: BAM 4.00%, due 5/1/31	420,000	458,102
Montgomery County Industrial Development Authority, Revenue Bonds 5.25%, due 8/1/33	175,000	201,814
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53	4,600,000	5,612,690
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds
Series AT-1, Insured: BAM 5.00%, due 6/15/26	4,270,000	5,353,726
Series AT-1, Insured: BAM 5.00%, due 6/15/27	9,270,000	11,350,837
Pennsylvania Turnpike Commission, Revenue Bonds
Series C 5.00%, due 12/1/43	10,125,000	11,602,946
Series B, Insured: BAM 5.25%, due 12/1/44	5,000,000	5,876,600
Series B 5.75%, due 6/1/39	4,000,000	4,488,760
Philadelphia Gas Works, 1998 General Ordinance, Revenue Bonds
Series 14T 5.00%, due 10/1/31	2,300,000	2,731,066
Series 14T 5.00%, due 10/1/32	1,280,000	1,512,602
State Public School Building Authority, Philadelphia Community College, Revenue Bonds Insured: BAM 5.00%, due 6/15/28	5,505,000	6,481,807

	Principal Amount	Value
Pennsylvania (continued)
State Public School Building Authority, Philadelphia School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/31	$27,000,000	$31,057,830

		93,312,012

Puerto Rico 6.7%
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 7/1/22	470,000	487,550
Series A, Insured: AGC 5.00%, due 7/1/26	375,000	381,240
Series A, Insured: AGC 5.00%, due 7/1/27	150,000	150,258
Series A-4, Insured: AGM 5.00%, due 7/1/31	3,750,000	3,982,800
Series A, Insured: AGM 5.00%, due 7/1/35	15,000,000	16,134,000
Insured: AGM 5.25%, due 7/1/20	1,245,000	1,342,645
Series A, Insured: NATL-RE 5.25%, due 7/1/21	440,000	440,752
Series A, Insured: AGM 5.25%, due 7/1/24	1,220,000	1,326,347
Series C, Insured: AGM 5.375%, due 7/1/28	700,000	701,358
Series A, Insured: NATL-RE 5.50%, due 7/1/19	550,000	589,859
Series A, Insured: NATL-RE 5.50%, due 7/1/20	4,295,000	4,697,828
Series A, Insured: NATL-RE 5.50%, due 7/1/21	1,855,000	2,056,323
Series C, Insured: AGM 5.75%, due 7/1/37	1,020,000	1,022,009
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,490,000	2,590,397
Commonwealth of Puerto Rico, Unlimited General Obligation
Insured: AGC 5.00%, due 7/1/34	145,000	145,197
Insured: AGC 5.25%, due 7/1/32	500,000	500,830
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	3,675,000	3,779,186
Senior Lien—Series A, Insured: AGC 5.125%, due 7/1/47	8,670,000	8,900,969
Series A, Insured: AGC 6.125%, due 7/1/24	1,000,000	1,082,680

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	$1,110,000	$1,110,411
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC 4.25%, due 7/1/27	1,375,000	1,383,938
Series NN, Insured: NATL-RE 4.75%, due 7/1/33	405,000	405,255
Series TT, Insured: AGM 5.00%, due 7/1/18	380,000	387,554
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	1,080,000	1,093,694
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	1,135,000	1,139,574
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	825,000	835,461
Series UU, Insured: AGM 5.00%, due 7/1/23	2,155,000	2,188,015
Series PP, Insured: NATL-RE 5.00%, due 7/1/23	1,105,000	1,106,757
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	2,785,000	2,789,066
Series UU, Insured: AGM 5.00%, due 7/1/24	4,335,000	4,392,786
Series UU, Insured: AGC 5.00%, due 7/1/26	570,000	577,558
Series TT, Insured: AGM 5.00%, due 7/1/27	500,000	506,600
Series RR, Insured: AGC 5.00%, due 7/1/28	1,135,000	1,136,827
Series SS, Insured: AGM 5.00%, due 7/1/30	300,000	300,477
Series VV, Insured: NATL-RE 5.25%, due 7/1/26	510,000	549,678
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	2,000,000	2,195,880
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds Series D, Insured: AGM 5.00%, due 7/1/27	2,240,000	2,264,035
Series J, Insured: NATL-RE 5.00%, due 7/1/29	650,000	650,527
Series L, Insured: NATL-RE 5.25%, due 7/1/24	1,755,000	1,900,805
Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,525,000	6,051,588
Series CC, Insured: AGM 5.25%, due 7/1/33	1,185,000	1,388,417

	Principal Amount	Value
Puerto Rico (continued)
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series N, Insured: NATL-RE 5.25%, due 7/1/33	$4,995,000	$5,479,415
Series N, Insured: AGC 5.25%, due 7/1/34	3,310,000	3,892,792
Series CC, Insured: AGM 5.25%, due 7/1/36	1,540,000	1,822,421
Series N, Insured: AGC 5.25%, due 7/1/36	17,455,000	20,656,073
Series E, Insured: AGM 5.50%, due 7/1/21	520,000	569,858
Series N, Insured: AGM 5.50%, due 7/1/26	405,000	465,726
Series N, Insured: AGM 5.50%, due 7/1/29	10,000,000	11,767,800
Series CC, Insured: AGC 5.50%, due 7/1/31	915,000	1,089,189
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/21	100,000	101,552
Series A, Insured: AGM 5.00%, due 8/1/30	1,445,000	1,467,426
Series C, Insured: AGM 5.25%, due 8/1/19	965,000	1,005,665
Series C, Insured: AGC 5.25%, due 8/1/20	210,000	221,115
Series C, Insured: AGC 5.25%, due 8/1/23	175,000	187,903
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 4.75%, due 8/1/22	710,000	720,146
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series F, Insured: NATL-RE 5.25%, due 7/1/23	220,000	242,884
Series K, Insured: AGM 5.25%, due 7/1/27	245,000	257,897
Series M-3, Insured: NATL-RE 6.00%, due 7/1/26	300,000	312,840
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	7,465,000	7,765,989
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 8/1/45	59,430,000	12,060,724
Series A, Insured: AMBAC (zero coupon), due 8/1/54	700,000	109,074
Series A, Insured: AGM 5.00%, due 8/1/40	5,030,000	5,287,586

24	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds (continued)
Series C, Insured: AGM 5.125%, due 8/1/42	$3,605,000	$3,832,079

		163,983,285

Rhode Island 2.2%
Providence Public Buildings Authority, Revenue Bonds Series A, Insured: AGM 5.875%, due 6/15/26	1,565,000	1,798,263
Rhode Island Commerce Corp., Revenue Bonds
Series B 5.00%, due 6/15/28	7,165,000	8,728,761
Series B 5.00%, due 6/15/29	12,800,000	15,457,280
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/26	5,000,000	6,019,900
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/35	20,000,000	21,697,400

		53,701,604

South Carolina 1.0%
Greenwood Fifty Schools Facilities Inc., School District No. 50, Revenue Bonds Insured: BAM 5.00%, due 12/1/26	2,225,000	2,737,907
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: AGC 5.75%, due 1/1/34	10,345,000	12,135,513
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds
Series A 5.00%, due 8/1/19	420,000	459,782
Series A 5.25%, due 8/1/30	2,955,000	3,410,100
South Carolina State Public Service Authority, Revenue Bonds Series C 5.00%, due 12/1/36	3,310,000	3,738,082

	Principal Amount	Value
South Carolina (continued)
Sumter Two School Facilities Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/27	$1,100,000	$1,320,880

		23,802,264

South Dakota 0.4%
Harrisburg School District No. 41-2, Unlimited General Obligation 5.00%, due 7/15/33	1,370,000	1,522,221
South Dakota Health & Educational Facilities Authority, Sioux Valley Hospitals & Health, Revenue Bonds Series C 0.62%, due 11/1/19 (a)	7,400,000	7,400,000

		8,922,221

Tennessee 2.0%
City of Memphis, TN, Unlimited General Obligation Series C, Insured: BAM 5.00%, due 4/1/45	3,660,000	4,273,160
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds 6.00%, due 7/1/38	3,605,000	4,043,620
Series A 6.50%, due 7/1/38	6,500,000	7,408,960
Metropolitan Government Nashville Health & Education Facilities, Vanderbilt University Medical Center, Revenue Bonds 5.00%, due 7/1/40	15,000,000	17,466,450
Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur Healthcare, Revenue Bonds Series A, Insured: AGM 0.51%, due 6/1/42 (a)	11,865,000	11,865,000
Series B, Insured: AGM 0.52%, due 6/1/42 (a)	4,050,000	4,050,000

		49,107,190

Texas 8.4%
Central Texas Regional Mobility Authority, Revenue Bonds 5.75%, due 1/1/31	2,100,000	2,484,804
Central Texas Turnpike System, Revenue Bonds Series C 5.00%, due 8/15/34	5,000,000	5,742,150
Series B 5.00%, due 8/15/37	1,945,000	2,238,092

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
City of Donna TX, Tax & Toll Bridge, Limited General Obligation Insured: BAM 5.00%, due 2/15/30	$1,035,000	$1,203,405
City of Houston TX, Revenue Bonds Series B 5.00%, due 9/1/31	285,000	285,921
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds Series A 4.00%, due 8/15/30	1,100,000	1,221,253
Series A 4.00%, due 8/15/31	500,000	550,595
Series A 4.00%, due 8/15/32	1,300,000	1,424,553
Clifton Higher Education Finance Corp., Revenue Bonds Series A 4.30%, due 12/1/16	675,000	676,809
Dallas Performing Arts Cultural Facilities Corp., Revenue Bonds 0.63%, due 9/1/41 (a)	6,060,000	6,060,000
Dallas/Fort Worth International Airport, Revenue Bonds Series A 5.00%, due 11/1/38 (b)	10,000,000	11,008,000
Grand Parkway Transportation Corp., Sub Tier Toll, Revenue Bonds Series B 5.25%, due 10/1/51	10,000,000	11,813,200
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds 5.00%, due 7/1/38	4,280,000	5,007,215
Harris County Cultural Education Facilities Finance Corp., Texas Medical Center, Revenue Bonds Subseries B-1 0.50%, due 9/1/31 (a)	4,065,000	4,065,000
Harris County-Houston Sports Authority, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	17,115,000	5,829,540
Houston Higher Education Finance Corp., Revenue Bonds 6.50%, due 5/15/31	565,000	698,662
Series A 6.875%, due 5/15/41	6,400,000	8,019,968

	Principal Amount	Value
Texas (continued)
North Harris County Regional Water Authority, Revenue Bonds Insured: BAM 5.00%, due 12/15/32	$3,215,000	$3,788,395
♦North Texas Tollway Authority, Revenue Bonds Series A 5.00%, due 1/1/27	5,000,000	6,004,150
Series A 5.00%, due 1/1/34	1,400,000	1,625,624
Series A 5.00%, due 1/1/35	2,950,000	3,416,071
Series A, Insured: BAM 5.00%, due 1/1/38	9,500,000	11,068,735
Series B 5.00%, due 1/1/40	22,140,000	25,366,019
Series A 5.50%, due 9/1/41	6,695,000	7,892,066
Series A 6.00%, due 9/1/41	3,500,000	4,226,740
Port Arthur Independent School District, Unlimited General Obligation Series E 5.00%, due 2/15/26	1,520,000	1,895,638
Series E 5.00%, due 2/15/27	1,600,000	1,995,952
Series E 5.00%, due 2/15/28	1,675,000	2,071,623
Series E 5.00%, due 2/15/29	1,765,000	2,160,395
Series E 5.00%, due 2/15/30	1,855,000	2,249,818
Series E 5.00%, due 2/15/31	1,950,000	2,350,023
San Juan Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,275,000	1,529,630
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds Series A 5.00%, due 11/15/23	1,245,000	1,496,913
Series A 5.00%, due 11/15/24	1,305,000	1,588,851
Series A 5.00%, due 11/15/25	1,370,000	1,678,949
Series A 5.00%, due 11/15/26	1,440,000	1,781,669

26	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/30	$17,100,000	$19,233,225
5.00%, due 12/15/31	4,575,000	5,132,052
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	7,965,000	9,265,127
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds 7.00%, due 6/30/40	4,250,000	5,021,502
7.50%, due 6/30/32	4,095,000	4,915,433
7.50%, due 6/30/33	5,500,000	6,598,680
Texas Public Finance Authority, Southern University Financing System, Revenue Bonds Insured: BAM 5.00%, due 11/1/20	155,000	175,083
Texas Public Finance Authority, Texas Southern University, Revenue Bonds Insured: BAM 4.00%, due 5/1/31	1,000,000	1,067,630
Insured: BAM 4.00%, due 5/1/32	1,295,000	1,373,840
Texas State Public Finance Authority, Charter School Finance Corp., Revenue Bonds Series A 6.20%, due 2/15/40	1,000,000	1,164,270
Viridian Municipal Management District, Unlimited General Obligation Insured: BAM 6.00%, due 12/1/32	500,000	635,320

		207,098,590

U.S. Virgin Islands 2.6%
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds 5.00%, due 9/1/30 (c)	5,000,000	5,631,500
Series A 5.00%, due 10/1/32 (c)	5,100,000	4,989,738
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds 6.625%, due 10/1/29	6,960,000	7,163,789
Series A 6.75%, due 10/1/37	5,000,000	5,133,250
♦Virgin Islands Public Finance Authority, Revenue Bonds Series C 5.00%, due 10/1/30	18,500,000	18,119,825

	Principal Amount	Value
U.S. Virgin Islands (continued)
♦Virgin Islands Public Finance Authority, Revenue Bonds (continued)
Series A, Insured: AGM 5.00%, due 10/1/32	$15,125,000	$16,624,341
Series C, Insured: AGM 5.00%, due 10/1/39	5,800,000	6,329,830

		63,992,273

Utah 0.9%
City of Herriman Utah, Special Assessment 5.00%, due 11/1/29	425,000	436,250
County of Utah UT, IHC Health Services, Inc., Revenue Bonds Series B 4.00%, due 5/15/47	20,000,000	21,106,800

		21,543,050

Washington 0.3%
King County Washington Public Hospital District No. 1, Limited General Obligation Series B 5.25%, due 12/1/37	6,000,000	6,357,360

Wisconsin 1.2%
State of Wisconsin, Unlimited General Obligation Series A 5.00%, due 5/1/35	8,770,000	10,498,918
Wisconsin Center District, Junior Dedicated, Revenue Bonds Series A 5.00%, due 12/15/31	3,665,000	4,106,889
Series A 5.00%, due 12/15/32	2,850,000	3,181,740
Wisconsin State Health & Educational Facilities Authority, Medical College of Wisconsin, Revenue Bonds 5.00%, due 12/1/41	10,300,000	12,068,407

		29,855,954

Wyoming 0.0%‡
West Park Hospital District, Revenue Bonds Series A 6.375%, due 6/1/26	1,000,000	1,160,960

Total Investments (Cost $2,421,617,106) (d)	101.3%	2,488,906,718
Other Assets, Less Liabilities	(1.3)	(32,665,220)
Net Assets	100.0%	$2,456,241,498

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2016 (continued)

(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2016.
(b)	Interest on these securities was subject to alternative minimum tax.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	As of October 31, 2016, cost was $2,421,781,101 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$86,593,970
Gross unrealized depreciation	(19,468,353)

Net unrealized appreciation	$67,125,617

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(2,105)	December 2016	$(272,860,625)	$2,843,049

			$(272,860,625)	$2,843,049

1.	As of October 31, 2016, cash in the amount of $2,841,750 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2016.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$2,488,906,718	$—	$2,488,906,718

Total Investments in Securities	—	2,488,906,718	—	2,488,906,718

Other Financial Instruments
Futures Contracts (b)	2,843,049	—	—	2,843,049

Total Investments in Securities and Other Financial Instruments	$2,843,049	$2,488,906,718	$—	$2,491,749,767

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $2,421,617,106)	$2,488,906,718
Cash	29,388,616
Cash collateral on deposit at broker	2,841,750
Receivables:
Interest	26,714,501
Fund shares sold	15,609,510
Other assets	122,435

Total assets	2,563,583,530

Liabilities
Payables:
Investment securities purchased	98,452,667
Fund shares redeemed	5,300,653
Manager (See Note 3)	888,007
NYLIFE Distributors (See Note 3)	393,248
Transfer agent (See Note 3)	358,290
Variation margin on futures contracts	164,453
Shareholder communication	41,704
Professional fees	32,295
Custodian	19,719
Trustees	6,648
Accrued expenses	16,198
Dividend payable	1,668,150

Total liabilities	107,342,032

Net assets	$2,456,241,498

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$2,412,127
Additional paid-in capital	2,413,859,006

2,416,271,133
Distributions in excess of net investment income	(590,355)
Accumulated net realized gain (loss) on investments and futures transactions	(29,571,941)
Net unrealized appreciation (depreciation) on investments and futures contracts	70,132,661

Net assets	$2,456,241,498

Class A
Net assets applicable to outstanding shares	$1,248,065,412

Shares of beneficial interest outstanding	122,585,491

Net asset value per share outstanding	$10.18
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.66

Investor Class
Net assets applicable to outstanding shares	$16,344,196

Shares of beneficial interest outstanding	1,598,137

Net asset value per share outstanding	$10.23
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.71

Class B
Net assets applicable to outstanding shares	$19,317,557

Shares of beneficial interest outstanding	1,897,916

Net asset value and offering price per share outstanding	$10.18

Class C
Net assets applicable to outstanding shares	$273,385,979

Shares of beneficial interest outstanding	26,844,015

Net asset value and offering price per share outstanding	$10.18

Class I
Net assets applicable to outstanding shares	$899,128,354

Shares of beneficial interest outstanding	88,287,157

Net asset value and offering price per share outstanding	$10.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$75,476,947

Expenses
Manager (See Note 3)	8,455,079
Distribution/Service—Class A (See Note 3)	2,462,797
Distribution/Service—Investor Class (See Note 3)	42,142
Distribution/Service—Class B (See Note 3)	90,560
Distribution/Service—Class C (See Note 3)	1,158,034
Transfer agent (See Note 3)	1,748,559
Registration	173,658
Professional fees	152,468
Shareholder communication	97,799
Trustees	52,148
Custodian	35,097
Miscellaneous	67,494

Total expenses	14,535,835
Reimbursement from custodian (a)	(15,892)

Net expenses	14,519,943

Net investment income (loss)	60,957,004

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	19,678,764
Futures transactions	(8,093,795)

Net realized gain (loss) on investments and futures transactions	11,584,969

Net change in unrealized appreciation (depreciation) on:
Investments	18,551,005
Futures contracts	2,214,751

Net change in unrealized appreciation (depreciation) on investments and futures contracts	20,765,756

Net realized and unrealized gain (loss) on investments and futures transactions	32,350,725

Net increase (decrease) in net assets resulting from operations	$93,307,729

(a)	Reimbursement from custodian represents a refund for overbilling or prior years’ custody out-of-pocket fees.

30	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$60,957,004	$43,792,330
Net realized gain (loss) on investments and futures transactions	11,584,969	(8,338,708)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	20,765,756	(6,941,762)

Net increase (decrease) in net assets resulting from operations	93,307,729	28,511,860

Dividends to shareholders:
From net investment income:
Class A	(29,941,632)	(21,306,149)
Investor Class	(523,544)	(612,453)
Class B	(513,958)	(487,154)
Class C	(6,517,375)	(5,621,984)
Class I	(23,448,205)	(15,774,661)

Total dividends to shareholders	(60,944,714)	(43,802,401)

Capital share transactions:
Net proceeds from sale of shares	1,340,967,616	810,261,947
Net asset value of shares issued to shareholders in reinvestment of dividends	40,908,955	27,314,088
Cost of shares redeemed	(450,743,183)	(256,696,846)

Increase (decrease) in net assets derived from capital share transactions	931,133,388	580,879,189

Net increase (decrease) in net assets	963,496,403	565,588,648

Net Assets
Beginning of year	1,492,745,095	927,156,447

End of year	$2,456,241,498	$1,492,745,095

Distributions in excess of net investment income at end of year	$(590,355)	$(602,645)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$9.93	$10.03	$9.33	$10.04	$9.26

Net investment income (loss)	0.32	0.35	0.39	0.38	0.38 (a)
Net realized and unrealized gain (loss) on investments	0.25	(0.10)	0.70	(0.72)	0.79

Total from investment operations	0.57	0.25	1.09	(0.34)	1.17

Less dividends:
From net investment income	(0.32)	(0.35)	(0.39)	(0.37)	(0.39)

Net asset value at end of year	$10.18	$9.93	$10.03	$9.33	$10.04

Total investment return (b)	5.73%	2.58%	11.86%	(3.52%)	12.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%	3.51%	3.99%	3.72%	3.91%
Net expenses	0.80%	0.81%	0.78%	0.78%	0.79%
Expenses (before waiver/reimbursement)	0.80%	0.82%	0.83%	0.83%	0.84%
Portfolio turnover rate	47%	46%	68%	111%	125%
Net assets at end of year (in 000’s)	$1,248,065	$761,278	$427,586	$417,984	$424,757

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$9.97	$10.08	$9.38	$10.08	$9.31

Net investment income (loss)	0.32	0.35	0.39	0.36	0.38 (a)
Net realized and unrealized gain (loss) on investments	0.26	(0.11)	0.69	(0.70)	0.77

Total from investment operations	0.58	0.24	1.08	(0.34)	1.15

Less dividends:
From net investment income	(0.32)	(0.35)	(0.38)	(0.36)	(0.38)

Net asset value at end of year	$10.23	$9.97	$10.08	$9.38	$10.08

Total investment return (b)	5.83%	2.47%	11.76%	(3.45%)	12.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.11%	3.54%	3.94%	3.67%	3.92%
Net expenses	0.79%	0.82%	0.84%	0.84%	0.86%
Expenses (before waiver/reimbursement)	0.79%	0.83%	0.89%	0.89%	0.91%
Portfolio turnover rate	47%	46%	68%	111%	125%
Net assets at end of year (in 000’s)	$16,344	$17,259	$18,264	$19,094	$21,437

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

32	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014	2013	2012
Net asset value at beginning of year	$9.92	$10.03	$9.33	$10.03	$9.26

Net investment income (loss)	0.29	0.33	0.35	0.34	0.35 (a)
Net realized and unrealized gain (loss) on investments	0.26	(0.11)	0.71	(0.70)	0.78

Total from investment operations	0.55	0.22	1.06	(0.36)	1.13

Less dividends:
From net investment income	(0.29)	(0.33)	(0.36)	(0.34)	(0.36)

Net asset value at end of year	$10.18	$9.92	$10.03	$9.33	$10.03

Total investment return (b)	5.58%	2.21%	11.52%	(3.73%)	12.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.84%	3.28%	3.69%	3.41%	3.59%
Net expenses	1.04%	1.07%	1.09%	1.09%	1.11%
Expenses (before waiver/reimbursement)	1.04%	1.08%	1.14%	1.14%	1.16%
Portfolio turnover rate	47%	46%	68%	111%	125%
Net assets at end of year (in 000’s)	$19,318	$16,806	$12,439	$12,459	$13,230

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$9.93	$10.03	$9.34	$10.04	$9.27

Net investment income (loss)	0.29	0.33	0.36	0.35	0.35 (a)
Net realized and unrealized gain (loss) on investments	0.25	(0.10)	0.69	(0.71)	0.78

Total from investment operations	0.54	0.23	1.05	(0.36)	1.13

Less dividends:
From net investment income	(0.29)	(0.33)	(0.36)	(0.34)	(0.36)

Net asset value at end of year	$10.18	$9.93	$10.03	$9.34	$10.04

Total investment return (b)	5.48%	2.31%	11.40%	(3.72%)	12.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81%	3.28%	3.68%	3.42%	3.58%
Net expenses	1.04%	1.07%	1.09%	1.09%	1.11%
Expenses (before waiver/reimbursement)	1.04%	1.08%	1.14%	1.14%	1.16%
Portfolio turnover rate	47%	46%	68%	111%	125%
Net assets at end of year (in 000’s)	$273,386	$183,509	$154,863	$150,244	$142,246

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$9.93	$10.03	$9.34	$10.04	$9.27

Net investment income (loss)	0.34	0.38	0.41	0.40	0.40 (a)
Net realized and unrealized gain (loss) on investments	0.25	(0.10)	0.69	(0.71)	0.78

Total from investment operations	0.59	0.28	1.10	(0.31)	1.18

Less dividends:
From net investment income	(0.34)	(0.38)	(0.41)	(0.39)	(0.41)

Net asset value at end of year	$10.18	$9.93	$10.03	$9.34	$10.04

Total investment return (b)	5.99%	2.83%	12.02%	(3.18%)	12.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.29%	3.78%	4.21%	4.00%	4.06%
Net expenses	0.55%	0.56%	0.53%	0.54%	0.54%
Expenses (before waiver/reimbursement)	0.55%	0.57%	0.58%	0.59%	0.59%
Portfolio turnover rate	47%	46%	68%	111%	125%
Net assets at end of year (in 000’s)	$899,128	$513,893	$314,005	$236,531	$142,603

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

34	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

35

Notes to Financial Statements (continued)

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation method-

36	MainStay Tax Free Bond Fund

ologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the

37

Notes to Financial Statements (continued)

contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, which presents legal and economic risks relating to such projects that may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 3016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$2,843,049	$2,843,049

Total Fair Value		$2,843,049	$2,843,049

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

38	MainStay Tax Free Bond Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(8,093,795)	$(8,093,795)

Total Realized Gain (Loss)		$(8,093,795)	$(8,093,795)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,214,751	$2,214,751

Total Change in Unrealized Appreciation (Depreciation)		$2,214,751	$2,214,751

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(244,236,380)	$(244,236,380)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, which came into effect on February 28, 2015, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the year ended October 31, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.43% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $8,455,079.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

39

Notes to Financial Statements (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $98,436 and $10,775, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $206,101, $45,120 and $27,613, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$895,462
Investor Class	13,066
Class B	13,993
Class C	178,536
Class I	647,502

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	1,077,795	$(26,564,897)	$(1,668,150)	$67,125,617	$39,970,365

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $26,564,897 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$3,951	$—
2019	2,136	—
Unlimited	20,478	—
Total	$26,565	$—

The Fund utilized $13,668,043 of capital loss carryforwards during the year ended October 31, 2016.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$407,328	$313,042
Exempt Interest Dividends	60,537,386	43,489,359
Total	$60,944,714	$43,802,401

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the

40	MainStay Tax Free Bond Fund

Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $1,920,313 and $897,883, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	70,104,399	$718,773,459
Shares issued to shareholders in reinvestment of dividends and distributions	2,323,481	23,781,700
Shares redeemed	(26,748,385)	(273,435,455)

Net increase (decrease) in shares outstanding before conversion	45,679,495	469,119,704
Shares converted into Class A (See Note 1)	389,062	3,980,913
Shares converted from Class A (See Note 1)	(178,665)	(1,844,440)

Net increase (decrease)	45,889,892	$471,256,177

Year ended October 31, 2015:
Shares sold	46,277,057	$463,456,979
Shares issued to shareholders in reinvestment of dividends and distributions	1,508,116	15,013,515
Shares redeemed	(13,845,124)	(137,611,020)

Net increase (decrease) in shares outstanding before conversion	33,940,049	340,859,474
Shares converted into Class A (See Note 1)	204,290	2,047,068
Shares converted from Class A (See Note 1)	(89,249)	(890,021)

Net increase (decrease)	34,055,090	$342,016,521

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	298,750	$3,069,918
Shares issued to shareholders in reinvestment of dividends and distributions	45,201	463,700
Shares redeemed	(167,244)	(1,712,234)

Net increase (decrease) in shares outstanding before conversion	176,707	1,821,384
Shares converted into Investor Class (See Note 1)	64,521	663,592
Shares converted from Investor Class (See Note 1)	(373,924)	(3,842,733)

Net increase (decrease)	(132,696)	$(1,357,757)

Year ended October 31, 2015:
Shares sold	164,904	$1,655,664
Shares issued to shareholders in reinvestment of dividends and distributions	53,875	539,748
Shares redeemed	(214,189)	(2,144,940)

Net increase (decrease) in shares outstanding before conversion	4,590	50,472
Shares converted into Investor Class (See Note 1)	100,312	1,004,190
Shares converted from Investor Class (See Note 1)	(186,853)	(1,882,520)

Net increase (decrease)	(81,951)	$(827,858)

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	630,080	$6,448,957
Shares issued to shareholders in reinvestment of dividends and distributions	45,024	459,842
Shares redeemed	(446,357)	(4,581,911)

Net increase (decrease) in shares outstanding before conversion	228,747	2,326,888
Shares converted from Class B (See Note 1)	(24,509)	(250,623)

Net increase (decrease)	204,238	$2,076,265

Year ended October 31, 2015:
Shares sold	596,022	$5,952,848
Shares issued to shareholders in reinvestment of dividends and distributions	42,430	422,592
Shares redeemed	(157,372)	(1,564,408)

Net increase (decrease) in shares outstanding before conversion	481,080	4,811,032
Shares converted from Class B (See Note 1)	(27,983)	(278,717)

Net increase (decrease)	453,097	$4,532,315

41

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	10,920,726	$111,687,557
Shares issued to shareholders in reinvestment of dividends and distributions	452,436	4,629,198
Shares redeemed	(3,007,809)	(30,750,636)

Net increase (decrease) in shares outstanding before conversion	8,365,353	85,566,119
Shares converted from Class C (See Note 1)	(3,327)	(34,435)

Net increase (decrease)	8,362,026	$85,531,684

Year ended October 31, 2015:
Shares sold	5,178,766	$51,727,202
Shares issued to shareholders in reinvestment of dividends and distributions	377,993	3,768,585
Shares redeemed	(2,511,041)	(25,008,168)

Net increase (decrease)	3,045,718	$30,487,619

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	48,954,715	$500,987,725
Shares issued to shareholders in reinvestment of dividends and distributions	1,130,288	11,574,515
Shares redeemed	(13,682,575)	(140,262,947)

Net increase (decrease) in shares outstanding before conversion	36,402,428	372,299,293
Shares converted into Class I (See Note 1)	128,216	1,327,726

Net increase (decrease)	36,530,644	$373,627,019

Year ended October 31, 2015 :
Shares sold	28,783,951	$287,469,254
Shares issued to shareholders in reinvestment of dividends and distributions	759,448	7,569,648
Shares redeemed	(9,089,348)	(90,368,310)

Net increase (decrease)	20,454,051	$204,670,592

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

42	MainStay Tax Free Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

43

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For individual federal income tax purposes, the Fund designated 99.3% of the ordinary income dividends paid during the fiscal year ended October 31, 2016 as attributable to interest income from tax exempt municipal bonds. Such dividends are currently exempt from federal income taxes under Section 103 (a) of the Internal Revenue Code.

In February 2017, shareholders will receive an IRS. Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

44	MainStay Tax Free Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

45

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

46	MainStay Tax Free Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

47

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay Tax Free Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716275 MS316-16	MST11-12/16 (NYLIM) NL215

MainStay Convertible Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.00 3.71%	7.42 8.64%	6.02 6.62%	0.99 0.99%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.10 3.60	7.21 8.43	5.83 6.43	1.15 1.15
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.94 2.83	7.33 7.63	5.65 5.65	1.90 1.90
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.82 2.77	7.62 7.62	5.65 5.65	1.90 1.90
Class I Shares[4]	No Sales Charge		3.96	8.91	6.88	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
BofA Merrill Lynch All U.S. Convertibles Index[5]	3.49%	9.67%	6.30%
Average Lipper Convertible Securities Fund[6]	2.08	6.99	4.69

5.	The BofA Merrill Lynch All U.S. Convertibles Index is the Fund’s primary broad-based securities market index for comparison purposes. The BofA Merrill Lynch All U.S. Convertibles Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,038.20	$5.17	$1,020.10	$5.13

Investor Class Shares	$1,000.00	$1,037.40	$5.99	$1,019.30	$5.94

Class B Shares	$1,000.00	$1,033.60	$9.81	$1,015.50	$9.73

Class C Shares	$1,000.00	$1,033.60	$9.81	$1,015.50	$9.73

Class I Shares	$1,000.00	$1,039.50	$3.90	$1,021.30	$3.86

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.01% for Class A, 1.17% for Investor Class, 1.92% for Class B and Class C and 0.76% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Priceline Group, Inc. (The), 0.35%–1.00%, due 3/15/18–6/15/20

2.	Danaher Corp. (zero coupon), due 1/22/21

3.	Macquarie Infrastructure Corp., 2.875%, due 7/15/19

4.	Xilinx, Inc., 2.625%, due 6/15/17

5.	Microchip Technology, Inc., 1.625%, due 2/15/25
6.	Teleflex, Inc., 3.875%, due 8/1/17

7.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/3/17

8.	Air Lease Corp., 3.875%, due 12/1/18

9.	ON Semiconductor Corp., 1.00%–2.625%, due 12/1/20–12/15/26

10.	Medidata Solutions, Inc., 1.00%, due 8/1/18

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Convertible Fund returned 3.71% for Class A shares, 3.60% for Investor Class shares, 2.83% for Class B shares and 2.77% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 3.96%. During the reporting period, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the 3.49% return of the BofA Merrill Lynch All U.S. Convertibles Index,1 which is the Fund’s broad-based securities-market index. During the 12 months ended October 31, 2016, all share classes outperformed the 2.08% return of the Average Lipper2 Convertible Securities Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance benefited largely from a portfolio composition that differed significantly from that of the BofA Merrill Lynch All U.S. Convertibles Index and most of the Fund’s peers. The Fund’s most significant gainers—such as crude oil producer Hess, health care products company Danaher and transportation company XPO Logistics—did not have large weightings in the Index, which helped the Fund’s relative performance. The Fund’s worst performers during the reporting period, however—such as biotechnology company BioMarin Pharmaceutical, drug companies Teva Pharmaceutical Industries and Allergan, and semiconductor company Micron Technology—are large issues with significant weightings in the BofA Merrill Lynch All U.S. Convertibles Index. The Fund held underweight positions in these poor performers during the reporting period, which contributed positively to the Fund’s performance relative to the Index.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration is relatively short, as most bonds in the Fund have either maturities of less than 10 years or put and call features that will likely result in the bonds being put by holders or called by the issuers well before the stated maturity date. Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Fund’s convertible security holdings. At the end of the reporting period, the effective duration of the Fund was 3.3 years.

During the reporting period, which sectors were the strongest contributors to the Fund’s absolute performance and which sectors were particularly weak?

The strongest contributions to absolute performance came from the energy and consumer staples sectors. (Contributions take weightings and total returns into account.) The Fund experienced large gains in several energy-related holdings. Convertible preferred shares of Hess were the Fund’s fourth-best performer in terms of dollars earned. While the price of crude oil was virtually unchanged at the end of the reporting period, large price swings during the reporting period likely stimulated investor hopes that crude oil would exceed its year-long trading range. Hess reported a large oil discovery in the waters off Guyana. The Fund also experienced large gains from oil & gas services company Helix Energy Solutions Group and oil & gas company Southwestern Energy. Helix Energy’s bonds rose as investors concluded that the company was very unlikely to face financial distress, and its convertible bonds rose sharply. Convertible bonds of oil & gas company Whiting Petroleum increased during the reporting period as oil prices recovered from their lows, and the bonds rose further when the company refinanced its existing convertible bonds with new ones that had more attractive terms for investors. Convertible securities of several consumer staples companies also provided strong gains during the reporting period. Convertible bonds of household products company Jarden and convertible preferred shares of food companies Post Holdings and Tyson Foods were among the Fund’s best performers. The common shares and convertible bonds of Jarden rose after the company agreed to be acquired by household products company Newell-Rubbermaid to form Newell Brands. Convertible preferred shares of Post Holdings and Tyson Foods rose during the reporting period after each company reported several consecutive quarters of better-than-expected sales and earnings.

The biggest detractors from the Fund’s absolute performance came from the health care and automotive sectors. Convertible bonds of several health care–related companies were poor performers during the reporting period, as investors shunned the sector in the wake of concerns surrounding Canadian pharmaceutical company Valeant Pharmaceuticals International. There were also general concerns related to the valuation of biotechnology companies after the sector had been a top performer for several years. Convertible bonds of BioMarin Pharmaceutical and Teva Pharmaceutical Industries and convertible preferred shares of Allergan were weak performers during the reporting period. In addition to general sector weakness, BioMarin declined after the U.S. Food and Drug

1.	See footnote on page 6 for more information on the BofA Merrill Lynch All U.S. Convertibles Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

Administration (FDA) rejected the company’s drug candidate for muscular dystrophy. Allergan declined after the U.S. Treasury added new rules that forced the company to abandon its planned merger with Pfizer. In the automotive sector, convertible bonds of Fiat Chrysler Automobiles and common shares of General Motors and Ferrari, which the Fund received as part of a Ferrari spin-off, were poor performers. Auto sales in the U.S. were generally strong during the reporting period, and the decline in automotive securities may have resulted from concerns that sales would eventually taper off.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, noteworthy purchases included convertible preferred shares of oil & gas company Hess and convertible bonds of oil & gas company Oasis Petroleum, energy equipment & service company Weatherford International, software developer ServiceNow, medical website portal WebMD and convertible bonds of communications company DISH Network.

Several positions in the Fund matured and were sold during the reporting period, including a portion of convertible preferred shares of Stanley Black & Decker and convertible bonds of Gilead Sciences. We also sold several Fund positions because of disappointing results or deteriorating fundamentals. These sales included convertible bonds of drug company Horizon

Pharmaceutical and commercial services company Live Nation. The Fund also lost its convertible bonds of Jarden after the company was acquired by Newell-Rubbermaid to form Newell Brands.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund decreased its weightings in the consumer discretionary, financial, information technology and telecommunication sectors. Over the same period, the Fund increased its weighting in the energy, industrials, consumer staples and health care sectors. The Fund’s weightings in the utilities and materials sectors were relatively unchanged during the reporting period.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held overweight positions relative to the BofA Merrill Lynch U.S. All Convertibles Index in the energy, health care and industrials sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials, utilities, information technology, real estate and telecommunications sectors. The Fund held neutrally weighted positions in the consumer discretionary, consumer staples and materials sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Convertible Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value

Convertible Securities 91.4%† Convertible Bonds 76.0%
Auto Manufacturers 1.5%
Fiat Chrysler Automobiles N.V. 7.875%, due 12/15/16	$7,307,800	$5,142,864
Wabash National Corp. 3.375%, due 5/1/18	5,555,000	6,402,138

		11,545,002

Biotechnology 5.6%
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	15,698,000	17,640,627
Illumina, Inc. (zero coupon), due 6/15/19	4,300,000	4,203,250
0.50%, due 6/15/21	6,977,000	7,007,524
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	6,684,000	6,579,563
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	4,375,000	3,592,969
Medicines Co. (The) 1.375%, due 6/1/17	4,252,000	5,543,545

		44,567,478

Commercial Services 3.9%
Carriage Services, Inc. 2.75%, due 3/15/21	6,573,000	7,706,843
♦Macquarie Infrastructure Corp. 2.875%, due 7/15/19	20,595,000	23,761,481

		31,468,324

Finance—Leasing Companies 2.5%
♦Air Lease Corp. 3.875%, due 12/1/18	15,781,000	19,943,239

Health Care—Products 7.4%
♦Danaher Corp. (zero coupon), due 1/22/21	8,558,000	25,700,743
Hologic, Inc. 2.00%, due 3/1/42 (a)	9,797,000	12,527,914
♦Teleflex, Inc. 3.875%, due 8/1/17	8,849,000	20,634,762

		58,863,419

Health Care—Services 3.0%
Anthem, Inc. 2.75%, due 10/15/42	7,160,000	12,328,625
Molina Healthcare, Inc. 1.625%, due 8/15/44	10,151,000	11,800,537

		24,129,162

Home Builders 0.8%
Lennar Corp. 3.25%, due 11/15/21	3,785,000	6,718,375

	Principal Amount	Value

Insurance 1.2%
MGIC Investment Corp. 2.00%, due 4/1/20	$2,918,000	$3,742,335
Radian Group, Inc. 2.25%, due 3/1/19	4,321,000	5,606,498

		9,348,833

Internet 6.6%
♦Priceline Group, Inc. (The)
0.35%, due 6/15/20	7,782,000	10,009,598
1.00%, due 3/15/18	12,338,000	19,617,420
Proofpoint, Inc.
0.75%, due 6/15/20	2,051,000	2,468,891
1.25%, due 12/15/18	1,889,000	3,822,864
Twitter, Inc. 0.25%, due 9/15/19	9,161,000	8,611,340
WebMD Health Corp.
1.50%, due 12/1/20	3,489,000	4,005,808
2.625%, due 6/15/23 (b)	4,482,000	4,347,540

		52,883,461

Machinery—Diversified 1.4%
Chart Industries, Inc. 2.00%, due 8/1/18	11,153,000	10,957,822

Media 2.1%
DISH Network Corp. 3.375%, due 8/15/26 (b)	9,078,000	10,445,374
Liberty Media Corp. 1.375%, due 10/15/23	5,925,000	6,091,640

		16,537,014

Oil & Gas 0.9%
Oasis Petroleum, Inc. 2.625%, due 9/15/23	6,648,000	7,424,985

Oil & Gas Services 5.8%
Helix Energy Solutions Group, Inc. 4.25%, due 5/1/22	13,111,000	13,291,276
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/3/17 (b)(c)	14,750,000	20,157,350
Newpark Resources, Inc. 4.00%, due 10/1/17	2,523,000	2,470,963
SEACOR Holdings, Inc. 2.50%, due 12/15/27	2,507,000	2,475,663
Weatherford International, Ltd. 5.875%, due 7/1/21	7,974,000	8,477,359

		46,872,611

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Pharmaceuticals 2.5%
Depomed, Inc. 2.50%, due 9/1/21	$9,909,000	$13,172,777
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	5,832,000	6,834,375

		20,007,152

Real Estate Investment Trusts 1.5%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (b)	9,324,000	11,969,685

Semiconductors 16.1%
Advanced Micro Devices, Inc. 2.125%, due 9/1/26	9,082,000	10,256,984
Lam Research Corp. 1.25%, due 5/15/18	6,444,000	10,483,582
♦ Microchip Technology, Inc. 1.625%, due 2/15/25	17,384,000	21,664,810
Micron Technology, Inc. 3.00%, due 11/15/43	7,770,000	6,891,019
NVIDIA Corp. 1.00%, due 12/1/18	4,357,000	15,361,148
NXP Semiconductors N.V. 1.00%, due 12/1/19	15,332,000	17,670,130
♦ON Semiconductor Corp.
1.00%, due 12/1/20	9,913,000	9,943,978
2.625%, due 12/15/26	8,111,000	9,342,858
Rambus, Inc. 1.125%, due 8/15/18	4,377,000	5,077,320
♦Xilinx, Inc. 2.625%, due 6/15/17	12,326,000	21,755,390

		128,447,219

Software 9.3%
Citrix Systems, Inc. 0.50%, due 4/15/19	5,382,000	6,064,841
CSG Systems International, Inc. 4.25%, due 3/15/36 (b)	1,639,000	1,739,389
♦Medidata Solutions, Inc. 1.00%, due 8/1/18	16,200,000	17,860,500
Red Hat, Inc. 0.25%, due 10/1/19	9,666,000	12,016,046
Salesforce.com, Inc. 0.25%, due 4/1/18	9,409,000	11,602,473
ServiceNow, Inc. (zero coupon), due 11/1/18	6,825,000	8,936,485
Verint Systems, Inc. 1.50%, due 6/1/21	17,084,000	16,187,090

		74,406,824

	Principal Amount	Value

Transportation 3.9%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	$5,819,000	$5,648,067
Echo Global Logistics, Inc. 2.50%, due 5/1/20	8,755,000	8,043,656
XPO Logistics, Inc. 4.50%, due 10/1/17	8,452,000	17,110,018

		30,801,741

Total Convertible Bonds (Cost $550,396,298)		606,892,346

	Shares
Convertible Preferred Stocks 15.4%
Chemicals 1.4%
A. Schulman, Inc. 6.00%	14,423	11,302,151

Food 2.6%
Post Holdings, Inc. 3.75%	60,463	10,051,974
Tyson Foods, Inc. 4.75%	133,648	10,300,251

		20,352,225

Hand & Machine Tools 1.1%
Stanley Black & Decker, Inc. 6.25%	75,479	8,837,081

Mining 0.3%
Alcoa, Inc. 5.375%	88,185	2,724,917

Oil & Gas 2.5%
Hess Corp. 8.00%	243,681	14,413,731
Sanchez Energy Corp. Series A 4.875%	35,932	935,623
Southwestern Energy Co. Series B 6.25%	184,819	4,633,412

		19,982,766

Pharmaceuticals 3.2%
Allergan PLC Series A 5.50%	16,171	12,435,499
Teva Pharmaceutical Industries, Ltd. 7.00%	17,557	13,308,206

		25,743,705

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Convertible Preferred Stocks (continued)
Real Estate Investment Trusts 3.4%
American Tower Corp. Series A 5.25%	109,017	$12,192,461
Crown Castle International Corp. Series A 4.50%	109,784	11,829,226
Welltower, Inc. Series I 6.50%	47,800	2,953,562

		26,975,249

Telecommunications 0.9%
T-Mobile U.S., Inc. 5.50%	85,219	7,043,351

Total Convertible Preferred Stocks (Cost $125,894,562)		122,961,445

Total Convertible Securities (Cost $676,290,860)		729,853,791

Common Stocks 4.3%
Aerospace & Defense 0.7%
United Technologies Corp.	53,105	5,427,331

Airlines 1.3%
Delta Air Lines, Inc.	252,338	10,540,158

Auto Manufacturers 0.5%
General Motors Co.	108,269	3,421,300

Banks 0.8%
Bank of America Corp.	398,621	6,577,246

Oil & Gas 0.0%‡
Sanchez Energy Corp. (d)	5,307	33,806

Oil & Gas Services 1.0%
Baker Hughes, Inc.	51,357	2,845,178
Halliburton Co.	113,326	5,212,996

		8,058,174

Total Common Stocks (Cost $34,521,110)		34,058,015

	Number of Warrants	Value

Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $18.33 Expires 7/10/19 (d)	1,016	$13,919

Total Warrants (Cost $436)		13,919

	Principal Amount
Short-Term Investment 4.4%
Repurchase Agreement 4.4%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $35,387,891 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 9/15/18, with a Principal Amount of $35,965,000 and a Market Value of $36,099,869)	$35,387,862	35,387,862

Total Short-Term Investment (Cost $35,387,862)		35,387,862

Total Investments (Cost $746,200,268) (e)	100.1%	799,313,587
Other Assets, Less Liabilities	(0.1)	(510,364)
Net Assets	100.0%	$798,803,223

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of October 31, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock. As of October 31, 2016, the total market value of this security was $20,157,350, which represented 2.5% of the Fund’s net assets.

(d)	Non-income producing security.

(e)	As of October 31, 2016, cost was $758,185,351 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$92,302,926
Gross unrealized depreciation	(51,174,690)

Net unrealized appreciation	$41,128,236

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$606,892,346	$—	$606,892,346
Convertible Preferred Stocks (b)	100,671,697	22,289,748	—	122,961,445

Total Convertible Securities	100,671,697	629,182,094	—	729,853,791

Common Stocks	34,058,015	—	—	34,058,015
Warrants	13,919	—	—	13,919
Short-Term Investment
Repurchase Agreement	—	35,387,862	—	35,387,862

Total Investments in Securities	$134,743,631	$664,569,956	$—	$799,313,587

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 2 securities valued at $11,302,151, $10,051,974 and $935,623 are held in Chemicals, Food, and Oil & Gas, respectively, in the Convertible Preferred Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $746,200,268)	$799,313,587
Cash	40,864
Receivables:
Investment securities sold	11,879,127
Dividends and interest	3,109,596
Fund shares sold	479,070
Other assets	32,512

Total assets	814,854,756

Liabilities
Payables:
Investment securities purchased	14,504,624
Fund shares redeemed	671,240
Manager (See Note 3)	409,400
Transfer agent (See Note 3)	214,784
NYLIFE Distributors (See Note 3)	182,005
Shareholder communication	33,737
Professional fees	19,228
Custodian	6,528
Trustees	2,304
Accrued expenses	7,683

Total liabilities	16,051,533

Net assets	$798,803,223

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$508,097
Additional paid-in capital	740,073,164

740,581,261
Distributions in excess of net investment income	(8,358,126)
Accumulated net realized gain (loss) on investments	13,466,769
Net unrealized appreciation (depreciation) on investments	53,113,319

Net assets	$798,803,223

Class A
Net assets applicable to outstanding shares	$368,583,252

Shares of beneficial interest outstanding	23,441,194

Net asset value per share outstanding	$15.72
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price per share outstanding	$16.63

Investor Class
Net assets applicable to outstanding shares	$79,430,487

Shares of beneficial interest outstanding	5,053,808

Net asset value per share outstanding	$15.72
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price per share outstanding	$16.63

Class B
Net assets applicable to outstanding shares	$21,435,784

Shares of beneficial interest outstanding	1,368,991

Net asset value and offering price per share outstanding	$15.66

Class C
Net assets applicable to outstanding shares	$76,501,365

Shares of beneficial interest outstanding	4,891,549

Net asset value and offering price per share outstanding	$15.64

Class I
Net assets applicable to outstanding shares	$252,852,335

Shares of beneficial interest outstanding	16,054,162

Net asset value and offering price per share outstanding	$15.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$11,471,632
Dividends (a)	7,295,595

Total income	18,767,227

Expenses
Manager (See Note 3)	4,811,501
Distribution/Service—Class A (See Note 3)	938,343
Distribution/Service—Investor Class (See Note 3)	199,245
Distribution/Service—Class B (See Note 3)	233,505
Distribution/Service—Class C (See Note 3)	828,194
Transfer agent (See Note 3)	1,293,867
Professional fees	110,677
Registration	100,845
Shareholder communication	92,089
Trustees	21,210
Custodian	12,253
Miscellaneous	32,422

Total expenses	8,674,151
Reimbursement from custodian (b)	(22,661)

Net expenses	8,651,490

Net investment income (loss)	10,115,737

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	15,873,363
Net change in unrealized appreciation (depreciation) on investments	(1,095,460)

Net realized and unrealized gain (loss) on investments	14,777,903

Net increase (decrease) in net assets resulting from operations	$24,893,640

(a)	Dividends recorded net of foreign withholding taxes in the amount of $133,058.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,115,737	$5,177,856
Net realized gain (loss) on investments	15,873,363	69,105,724
Net change in unrealized appreciation (depreciation) on investments	(1,095,460)	(73,782,641)

Net increase (decrease) in net assets resulting from operations	24,893,640	500,939

Dividends and distributions to shareholders:
From net investment income:
Class A	(15,680,249)	(9,959,809)
Investor Class	(3,095,349)	(2,048,298)
Class B	(783,197)	(568,359)
Class C	(2,765,653)	(1,754,966)
Class I	(11,214,166)	(8,710,964)

	(33,538,614)	(23,042,396)

From net realized gain on investments:
Class A	(17,162,761)	(30,640,139)
Investor Class	(3,477,638)	(6,815,824)
Class B	(1,106,480)	(2,397,415)
Class C	(3,897,027)	(7,371,727)
Class I	(11,748,242)	(24,752,815)

	(37,392,148)	(71,977,920)

Total dividends and distributions to shareholders	(70,930,762)	(95,020,316)

Capital share transactions:
Net proceeds from sale of shares	173,063,368	331,439,523
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	60,533,955	77,975,989
Cost of shares redeemed	(295,260,583)	(315,067,713)

Increase (decrease) in net assets derived from capital share transactions	(61,663,260)	94,347,799

Net increase (decrease) in net assets	(107,700,382)	(171,578)

Net Assets
Beginning of year	906,503,605	906,675,183

End of year	$798,803,223	$906,503,605

Undistributed (distributions in excess of) net investment income at end of year	$(8,358,126)	$12,684,538

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$16.51	$18.33	$17.33	$14.79	$15.12

Net investment income (loss) (a)	0.20	0.11	0.15	0.18	0.29
Net realized and unrealized gain (loss) on investments	0.35	(0.00)‡	1.59	3.29	0.46

Total from investment operations	0.55	0.11	1.74	3.47	0.75

Less dividends and distributions:
From net investment income	(0.64)	(0.47)	(0.51)	(0.31)	(0.31)
From net realized gain on investments	(0.70)	(1.46)	(0.23)	(0.62)	(0.77)

Total dividends and distributions	(1.34)	(1.93)	(0.74)	(0.93)	(1.08)

Net asset value at end of year	$15.72	$16.51	$18.33	$17.33	$14.79

Total investment return (b)	3.71%	0.58%	10.42%	24.78%	5.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%	0.62%	0.86%	1.13%	1.96%
Net expenses	1.01%	0.99%	0.97%	0.99%	1.00%
Portfolio turnover rate	24%	60%	59%	77%	61%
Net assets at end of year (in 000’s)	$368,583	$408,067	$384,987	$391,577	$317,267

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$16.50	$18.33	$17.32	$14.79	$15.11

Net investment income (loss) (a)	0.18	0.08	0.12	0.15	0.26
Net realized and unrealized gain (loss) on investments	0.36	(0.01)	1.60	3.28	0.47

Total from investment operations	0.54	0.07	1.72	3.43	0.73

Less dividends and distributions:
From net investment income	(0.62)	(0.44)	(0.48)	(0.28)	(0.28)
From net realized gain on investments	(0.70)	(1.46)	(0.23)	(0.62)	(0.77)

Total dividends and distributions	(1.32)	(1.90)	(0.71)	(0.90)	(1.05)

Net asset value at end of year	$15.72	$16.50	$18.33	$17.32	$14.79

Total investment return (b)	3.60%	0.40%	10.21%	24.42%	5.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%	0.45%	0.67%	0.93%	1.74%
Net expenses	1.18%	1.15%	1.16%	1.22%	1.22%
Portfolio turnover rate	24%	60%	59%	77%	61%
Net assets at end of year (in 000’s)	$79,430	$82,052	$85,850	$86,136	$80,378

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014	2013	2012
Net asset value at beginning of year	$16.45	$18.30	$17.37	$14.84	$15.15

Net investment income (loss) (a)	0.06	(0.05)	(0.01)	0.03	0.15
Net realized and unrealized gain (loss) on investments	0.35	0.01	1.59	3.29	0.47

Total from investment operations	0.41	(0.04)	1.58	3.32	0.62

Less dividends and distributions:
From net investment income	(0.50)	(0.35)	(0.42)	(0.17)	(0.16)
From net realized gain on investments	(0.70)	(1.46)	(0.23)	(0.62)	(0.77)

Total dividends and distributions	(1.20)	(1.81)	(0.65)	(0.79)	(0.93)

Net asset value at end of year	$15.66	$16.45	$18.30	$17.37	$14.84

Total investment return (b)	2.83%	(0.36%)	9.41%	23.50%	4.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	(0.30%)	(0.08%)	0.19%	0.99%
Net expenses	1.93%	1.90%	1.91%	1.97%	1.97%
Portfolio turnover rate	24%	60%	59%	77%	61%
Net assets at end of year (in 000’s)	$21,436	$26,537	$29,765	$32,629	$33,103

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$16.43	$18.29	$17.36	$14.82	$15.14

Net investment income (loss) (a)	0.06	(0.05)	(0.01)	0.03	0.15
Net realized and unrealized gain (loss) on investments	0.35	(0.00)‡	1.59	3.30	0.46

Total from investment operations	0.41	(0.05)	1.58	3.33	0.61

Less dividends and distributions:
From net investment income	(0.50)	(0.35)	(0.42)	(0.17)	(0.16)
From net realized gain on investments	(0.70)	(1.46)	(0.23)	(0.62)	(0.77)

Total dividends and distributions	(1.20)	(1.81)	(0.65)	(0.79)	(0.93)

Net asset value at end of year	$15.64	$16.43	$18.29	$17.36	$14.82

Total investment return (b)	2.77%	(0.30%)	9.35%	23.60%	4.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	(0.30%)	(0.08%)	0.19%	0.98%
Net expenses	1.93%	1.90%	1.91%	1.97%	1.97%
Portfolio turnover rate	24%	60%	59%	77%	61%
Net assets at end of year (in 000’s)	$76,501	$91,833	$92,118	$78,135	$75,372

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$16.54	$18.36	$17.35	$14.81	$15.13

Net investment income (loss) (a)	0.24	0.15	0.20	0.22	0.33
Net realized and unrealized gain (loss) on investments	0.35	(0.00)‡	1.60	3.29	0.47

Total from investment operations	0.59	0.15	1.80	3.51	0.80

Less dividends and distributions:
From net investment income	(0.68)	(0.51)	(0.56)	(0.35)	(0.35)
From net realized gain on investments	(0.70)	(1.46)	(0.23)	(0.62)	(0.77)

Total dividends and distributions	(1.38)	(1.97)	(0.79)	(0.97)	(1.12)

Net asset value at end of year	$15.75	$16.54	$18.36	$17.35	$14.81

Total investment return (b)	3.96%	0.84%	10.74%	25.05%	5.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56%	0.87%	1.11%	1.37%	2.21%
Net expenses	0.76%	0.74%	0.72%	0.74%	0.75%
Portfolio turnover rate	24%	60%	59%	77%	61%
Net assets at end of year (in 000’s)	$252,852	$298,015	$313,955	$258,279	$180,257

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Convertible Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk

21

Notes to Financial Statements (continued)

inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of

22	MainStay Convertible Fund

the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2016, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into

23

Notes to Financial Statements (continued)

repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2016, the Fund did not hold any rights.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(J)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s

24	MainStay Convertible Fund

average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2016, the effective management fee rate was 0.59%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $4,811,501.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $53,154 and $17,408, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,286, $3, $22,065 and $4,672, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$456,711
Investor Class	229,286
Class B	67,272
Class C	238,564
Class I	302,034

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,615,402	$13,478,324	$—	$41,128,236	$58,221,962

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, trust preferred securities, deemed dividends, and Contingent Payment Debt Instruments (CPDI).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$2,380,213	$(2,380,213)	$—

The reclassifications for the Fund are primarily due to CPDI adjustments, deemed dividends, adjustments on trust preferred securities, and capital gain distributions from Real Estate Investment Trusts (REITs).

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$41,495,561	$36,755,541
Long-Term Capital Gain	29,435,201	58,264,775
Total	$70,930,762	$95,020,316

25

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $188,243 and $240,663, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	3,284,280	$50,403,497
Shares issued to shareholders in reinvestment of dividends and distributions	2,082,474	31,629,994
Shares redeemed	(6,883,719)	(104,854,396)

Net increase (decrease) in shares outstanding before conversion	(1,516,965)	(22,820,905)
Shares converted into Class A (See Note 1)	396,841	6,120,797
Shares converted from Class A (See Note 1)	(154,110)	(2,355,927)

Net increase (decrease)	(1,274,234)	$(19,056,035)

Year ended October 31, 2015:
Shares sold	7,918,892	$135,337,499
Shares issued to shareholders in reinvestment of dividends and distributions	2,343,504	38,922,718
Shares redeemed	(6,688,098)	(113,357,313)

Net increase (decrease) in shares outstanding before conversion	3,574,298	60,902,904
Shares converted into Class A (See Note 1)	373,695	6,443,999
Shares converted from Class A (See Note 1)	(233,476)	(3,800,236)

Net increase (decrease)	3,714,517	$63,546,667

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	327,950	$5,043,298
Shares issued to shareholders in reinvestment of dividends and distributions	430,056	6,531,000
Shares redeemed	(586,510)	(8,999,265)

Net increase (decrease) in shares outstanding before conversion	171,496	2,575,033
Shares converted into Investor Class (See Note 1)	255,273	3,925,439
Shares converted from Investor Class (See Note 1)	(344,452)	(5,327,822)

Net increase (decrease)	82,317	$1,172,650

Year ended October 31, 2015:
Shares sold	374,666	$6,375,908
Shares issued to shareholders in reinvestment of dividends and distributions	531,485	8,827,165
Shares redeemed	(643,508)	(10,933,067)

Net increase (decrease) in shares outstanding before conversion	262,643	4,270,006
Shares converted into Investor Class (See Note 1)	349,784	5,751,160
Shares converted from Investor Class (See Note 1)	(325,667)	(5,629,332)

Net increase (decrease)	286,760	$4,391,834

26	MainStay Convertible Fund

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	128,418	$1,958,707
Shares issued to shareholders in reinvestment of dividends and distributions	110,154	1,666,215
Shares redeemed	(305,286)	(4,642,547)

Net increase (decrease) in shares outstanding before conversion	(66,714)	(1,017,625)
Shares converted from Class B (See Note 1)	(177,956)	(2,732,887)

Net increase (decrease)	(244,670)	$(3,750,512)

Year ended October 31, 2015:
Shares sold	228,782	$3,884,262
Shares issued to shareholders in reinvestment of dividends and distributions	158,187	2,627,544
Shares redeemed	(234,772)	(3,951,978)

Net increase (decrease) in shares outstanding before conversion	152,197	2,559,828
Shares converted from Class B (See Note 1)	(164,819)	(2,765,591)

Net increase (decrease)	(12,622)	$(205,763)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	705,686	$10,787,840
Shares issued to shareholders in reinvestment of dividends and distributions	345,750	5,223,109
Shares redeemed	(1,744,065)	(26,501,422)

Net increase (decrease) in shares outstanding before conversion	(692,629)	(10,490,473)
Shares converted from Class C (See Note 1)	(6,021)	(84,656)

Net increase (decrease)	(698,650)	$(10,575,129)

Year ended October 31, 2015:
Shares sold	1,186,806	$19,988,767
Shares issued to shareholders in reinvestment of dividends and distributions	423,024	7,017,965
Shares redeemed	(1,057,378)	(17,837,122)

Net increase (decrease)	552,452	$9,169,610

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	6,838,634	$104,870,026
Shares issued to shareholders in reinvestment of dividends and distributions	1,017,672	15,483,637
Shares redeemed	(9,853,762)	(150,262,953)

Net increase (decrease) in shares outstanding before conversion	(1,997,456)	(29,909,290)
Shares converted into Class I (See Note 1)	29,411	455,056

Net increase (decrease)	(1,968,045)	$(29,454,234)

Year ended October 31, 2015:
Shares sold	9,725,437	$165,853,087
Shares issued to shareholders in reinvestment of dividends and distributions	1,237,516	20,580,597
Shares redeemed	(10,042,852)	(168,988,233)

Net increase (decrease)	920,101	$17,445,451

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

28	MainStay Convertible Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $29,435,201 as long term capital gain distributions.

For the fiscal year ended October 31, 2016, the Fund designated approximately $10,451,697 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 12.6% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Convertible Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

32	MainStay Convertible Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716013 MS316-16	MSC11-12/16 (NYLIM) NL210

MainStay Income Builder Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.64 4.08%	7.65 8.87%	5.14 5.74%	1.02 1.02%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.79 3.93	7.40 8.62	4.92 5.52	1.18 1.18
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.68 3.20	7.52 7.82	4.74 4.74	1.93 1.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.17 3.15	7.82 7.82	4.73 4.73	1.93 1.93
Class I Shares	No Sales Charge		4.30	9.15	6.04	0.77
Class R2 Shares[4]	No Sales Charge		3.99	8.82	5.46	1.12
Class R3 Shares[5]	No Sales Charge		3.67	8.26	5.16	1.37

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on February 27, 2015, include the historical performance of Class B shares through February 26, 2015, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for these newer share classes would likely have been different.
5.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class B shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[6]	1.18%	9.03%	3.89%
Bloomberg Barclays U.S. Aggregate Bond Index[7]	4.37	2.90	4.64
Blended Benchmark Index[8]	2.92	6.10	4.63
Average Lipper Flexible Portfolio Fund[9]	2.59	5.06	4.00

6.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper Flexible Portfolio Fund is representative of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,031.90	$5.16	$1,020.10	$5.13

Investor Class Shares	$1,000.00	$1,031.70	$5.82	$1,019.40	$5.79

Class B Shares	$1,000.00	$1,027.80	$9.63	$1,015.60	$9.58

Class C Shares	$1,000.00	$1,027.30	$9.63	$1,015.60	$9.58

Class I Shares	$1,000.00	$1,033.50	$3.88	$1,021.30	$3.86

Class R2 Shares	$1,000.00	$1,031.50	$5.72	$1,019.50	$5.69

Class R3 Shares	$1,000.00	$1,030.20	$6.94	$1,018.30	$6.90

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.01% for Class A, 1.14% for Investor Class, 1.89% for Class B and Class C, 0.76% for Class I, 1.12% for Class R2 and 1.36% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 2.00%–2.25%, due 7/31/21–8/15/25

2.	Verizon Communications, Inc.

3.	AT&T Inc.

4.	Welltower, Inc.

5.	Goldman Sachs Group, Inc. (The), 3.625%–6.75%, due 1/22/23–12/29/49
6.	Reynolds American, Inc.

7.	Philip Morris International, Inc.

8.	National Grid PLC

9.	BCE, Inc.

10.	Duke Energy Corp.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil1 of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, Michael Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Income Builder Fund returned 4.08% for Class A shares, 3.93% for Investor Class shares, 3.20% for Class B shares and 3.15% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 4.30%, Class R2 shares returned 3.99% and Class R3 shares2 returned 3.67%. For the 12 months ended October 31, 2016, all share classes outperformed the 1.18% return of the MSCI World Index,3 which is the Fund’s primary benchmark, and underperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index,3 which is a secondary benchmark for the Fund (formerly an additional benchmark). For the 12 months ended October 31, 2016, all share classes outperformed the 2.92% return of the Blended Benchmark Index (formerly known as the Income Builder Composite Index),3 which is an additional benchmark for the Fund. Over the same period, all share classes outperformed the 2.59% return of the Average Lipper4 Flexible Portfolio Fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Fund maintained several equity futures positions that yielded a positive return (0.25%) and U.S. Treasury futures positions that yielded a negative return (–0.21%). The Fund also maintained foreign currency forward contracts that yielded a positive return (1.18%).

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The equity portion of the Fund held a diversified portfolio of companies that continued to grow free cash flow and remained committed to consistently returning cash to shareholders through a combination of cash dividends, share buybacks and debt reduction. The vast majority of stocks in the equity portion of the Fund were able to achieve this and increase their dividends during the reporting period. Among the sectors where stock selection made the strongest positive contributions to the performance of the equity portion of the Fund relative to the MSCI World Index were financials, information technology, telecommunication services, health care and consumer staples. (Contributions take weightings and total returns into account.) The equity portion of the Fund held an overweight position relative to the Index in the outperforming utilities sector, which helped relative performance. Stock selection in the energy and materials sectors and underweight positions relative to the MSCI World Index in the information technology and materials sectors offset some of the relative gains in the equity portion of the Fund.

During the reporting period, which individual stocks made the strongest contributions to the absolute performance in the equity portion of the Fund and which stocks detracted the most?

Among the stocks that made the strongest contributions to the absolute performance of the equity portion of the Fund were WEC Energy, Taiwan Semiconductor and AT&T. WEC Energy is a regulated utility company that provides electricity and natural gas services to customers in Wisconsin, Illinois, Minnesota and Michigan. Shares outperformed as the company continued to execute well on its integration plan following the acquisition of Integrys in June 2015. We believe that WEC may deliver above-peer earnings and cash flow growth, which the company may use to reward its shareholders with an attractive and growing dividend. Taiwan Semiconductor is one of the largest semiconductor manufacturers in the world. Shares appreciated following better-than-expected cellular demand during the reporting period. The company also provided in our view, a positive long-term road map for continued cash flow growth and reduced capital intensity over the near term as it continued to reuse equipment and improve efficiency. Taiwan Semiconductor has paid a well-covered dividend. AT&T is the largest pay TV and second-largest mobile telecommunication services provider in the United States. The stock benefited as investors focused on the company’s increased cash-generation profile after its DirecTV closure and on the cash-generating power of the company’s telecommunication services unit. The recently announced acquisition of Time Warner by AT&T has been less well received, but we believed that the acquisition could increase free cash flow generation, improve AT&T’s payout ratios and raise the overall growth profile of the company. If so, excess cash could be returned through a healthy dividend, debt pay down and opportunistic share repurchases.

Among the stocks that detracted from results in the equity portion of the Fund were Kinder Morgan, ConocoPhillips and Seagate. Kinder Morgan is the largest energy infrastructure company in the United States, providing pipeline transportation, storage, CO2 supply, and terminals services to other energy companies. The Fund held Kinder Morgan–controlled pipeline companies for many years, as these entities had paid

1.	Mr. Wagenseil served as a portfolio manager for the Fund until August 6, 2016.
2.	See footnote on page 5 for more information on Class R3 shares.
3.	See footnote on page 6 for more information on this index.
4.	See footnote on page 6 for more information on Lipper Inc.

9

substantial and growing dividends. In October 2015, the company raised its dividend and continued to guide to a mid to high single-digit dividend growth rate. In late November 2015, however, Kinder Morgan increased its equity stake in a highly leveraged affiliate, which led Moody’s to change the company’s outlook to negative. This resulted in an increased cost of capital to fund growth projects. As a result, in December 2015, the company’s guidance for over $5 billion of cash flow after maintenance capital expenditures was unchanged, but management chose to significantly reduce the cash dividend and redirect the cash flow to fund growth. We subsequently sold the position that the equity portion of the Fund held in the company. ConocoPhillips, an independent exploration and production company that operates in North America, Europe, Asia and the Middle East, explores, produces, transports and markets crude oil, natural gas, natural gas liquids, liquefied natural gas and bitumen. Falling energy prices in 2015 continued into February 2016 and significantly reduced the company’s cash flow and dividend coverage. While the company stated that it was dedicated to preserving its dividend, we exited the position in the equity portion of the Fund as we believed the company’s balance-sheet capacity weakened and the risk of a dividend cut rose. ConocoPhillips did cut its dividend after the Fund sold its shares. Shares of Seagate, the world’s second-largest hard disk drive manufacturer, fell because of prereleased operating results, which highlighted the challenging conditions in the data storage device industry. While the company remained committed to its dividend and shareholder yield policies, we felt the visibility into near-term cash generation was significantly diminished, and we sold the position that the equity portion of the Fund held in the stock.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund made several significant purchases during the reporting period. Among them were pharmaceutical company AbbVie, advanced wireless technologies company Qualcomm and capital markets company BlackRock, each of which was added to the Fund because of the company’s favorable shareholder-yield attributes.

Among the positions that were eliminated from the equity portion of the Fund during the reporting period were Canadian media company Shaw Communications, French electric utility company Electricite de France and crop nutrient company Potash.

How did sector weightings change in the equity portion of the Fund during the reporting period?

Sector weights are generally a function of our bottom-up stock- selection process. Among the sectors to which the equity portion of the Fund reduced its weightings during the reporting period were energy and materials. Over the same period, the equity portion of the Fund increased its exposure to the health care, information technology and industrials sectors, among others.

How was the equity portion of the Fund positioned at the end of the reporting period?

The equity portion of the Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. This stock-by-stock process often results in the equity portion of the Fund having a different composition than the MSCI World Index in terms of types of companies held and sector weights.

As of October 31, 2016, the most significantly overweight sector positions relative to the MSCI World Index in the equity portion of the Fund included utilities and telecommunication services. As of the same date, the most significantly underweight sectors in the equity portion of the Fund included information technology and consumer discretionary.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, the strategy of the fixed-income portion of the Fund was to maintain overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in spread product,5 including high-yield bonds, bank loans and investment-grade corporate credit. Although this positioning fell out of favor at the beginning of the reporting period, credit rebounded strongly from mid-February 2016 to the end of the reporting period, moving up from a low point as oil prices rebounded and fears of a slowing U.S. economy diminished. This sharp correction in the credit markets, coupled with the Fund’s overweight in credit compared to the benchmark, was the driving force behind the Fund’s outperformance of the Bloomberg Barclays U.S. Aggregate Bond Index. In a stressed market, investors typically seek safe harbors and the market generally demands more compensation for risk, creating an opportunity for defensively-postured funds to outperform as prices for riskier assets fall. Conditions like these were seen early in the reporting period, and they detracted from the Fund’s credit bias. In a market with an appetite for risk, the risk

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

10	MainStay Income Builder Fund

premium for spread product falls, leading to tighter spreads and higher prices for risk assets. Conditions like these were seen in the second half of the reporting period, and they were beneficial for the Fund’s credit bias.

What was the duration6 strategy of the fixed-income portion of the Fund during the reporting period?

The duration of the fixed-income portion of the Fund was generally shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. At the end of the reporting period, the Fund’s duration was approximately 5.3 years, which was shorter than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, a number of factors were considered in positioning the Fund. These factors included inconsistent economic data, global central-bank monetary policy, volatility in energy prices and the impact of the U.K.’s decision to leave the European Union (“Brexit”). Nevertheless, we did not make any significant shifts in the Fund’s positioning during the reporting period. We believed that corporate bonds (both investment grade and high yield) and bank loans warranted overweight positions in the Fund compared to government-related securities. This positioning reflected the current low-interest-rate environment, significant refinancing in the credit markets, generally improved balance sheet fundamentals and a more favorable supply/demand balance for corporate debt.

During the reporting period, the fixed-income portion of the Fund did, however, reduce its positions in energy and high-yield bonds as a whole and moderately increased exposure to investment-grade credit. We also closed out an interest-rate hedge in the fixed-income portion of the Fund, but this portion of the Fund maintained a shorter duration than the Bloomberg Barclays U.S. Aggregate Bond Index largely because of exposure to high-yield bonds and to a lesser degree because of exposure to bank loans.

Which market segments were the strongest contributors to the performance of the fixed-income portion of the Fund, and which market segments were particularly weak?

The high-yield credit component was the largest contributor to the performance of the fixed-income portion of the Fund during the reporting period, as lower-quality credits performed better than higher-quality credits. Bank loans and investment-grade credit also contributed positively to the performance of the fixed-income portion of the Fund.

Within the high-yield position in the fixed-income portion of the Fund, home builders, wireless communications and some commodity-related securities helped performance. Within the investment-grade credit market, financial holdings contributed positively to performance in the fixed-income portion of the Fund, but underperformed high-yield returns.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Fund bought bonds of wireless provider Sprint and consumer goods company Mondelez. Both positions were new issues and offered attractive yields for this portion of the Fund, and the Sprint bonds were secured by the company’s wireless spectrum. The fixed-income portion of the Fund sold its position in energy company Denbury Resources. The bonds rallied with the run-up in energy bond prices and were sold to promote risk-reduction in the fixed-income portion of the Fund. Within high-yield, the Fund’s energy positions were positive contributors during the reporting period, but the Fund’s underweight in energy detracted from performance. The transportation sector also underperformed.

How did sector weightings change in the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund slightly trimmed its high-yield credit position and slightly increased its exposure to investment-grade credit. As previously noted, the fixed-income portion of the Fund reduced its high-yield energy exposure.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2016, the fixed-income portion of the Fund maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in spread product, specifically in high-yield bonds and bank loans. The increased volatility experienced in the third quarter of 2015 created a wider disparity between spreads and defaults, increasing our conviction in the overweight position the fixed-income portion of the Fund held in high-yield securities. As of the same date, the fixed-income portion of the Fund held underweight positions relative to the Index in sectors that are more rate sensitive, such as U.S. Treasury securities and agency securities.

6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Long-Term Bonds 49.8%† Asset-Backed Securities 0.4%
Home Equity 0.4%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)	$32,264	$32,501
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.585%, due 10/25/36 (b)	154,073	150,516
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)	133,051	134,964
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 4.43%, due 3/20/32 (a)	3,263	3,266
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.595%, due 5/25/37 (b)	561,771	408,252
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.383%, due 2/25/34 (a)	484,334	484,738
Equity One Mortgage Pass-Through Trust
Series 2003-4, Class AF6 5.333%, due 10/25/34 (a)	48,852	48,953
Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)	279,455	277,062
GSAA Home Equity Trust Series 2006-14, Class A1 0.575%, due 9/25/36 (b)	5,243,201	2,662,889
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.625%, due 4/25/37 (b)	2,930	2,094
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.625%, due 3/25/47 (b)	519,976	302,987
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.575%, due 11/25/36 (b)	689,878	324,661
RAMP Trust
Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (b)	9,524	9,544
Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (a)	19,522	20,040
RASC Trust Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (b)	18,871	19,062
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.118%, due 6/25/33 (a)	93,019	94,333

	Principal Amount	Value
Home Equity (continued)
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.635%, due 1/25/37 (b)	$1,057,849	$756,101
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.635%, due 9/25/37 (b)	731,227	367,738
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)	58,698	59,653

		6,159,354

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.982%, due 5/25/29 (b)	415,335	400,096

Total Asset-Backed Securities (Cost $7,761,659)		6,559,450

Convertible Bond 0.0%‡
Transportation 0.0%‡
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	760,000	481,175

Total Convertible Bond (Cost $831,935)		481,175

Corporate Bonds 41.6%
Advertising 0.1%
Lamar Media Corp. 5.375%, due 1/15/24	625,000	657,813

Aerospace & Defense 0.5%
KLX, Inc. 5.875%, due 12/1/22 (c)	3,485,000	3,546,684
Triumph Group, Inc. 4.875%, due 4/1/21	3,875,000	3,584,375

		7,131,059

Agriculture 0.0%‡
♦Reynolds American, Inc. 8.125%, due 6/23/19	255,000	296,525

Airlines 1.0%
American Airlines Group, Inc. 4.625%, due 3/1/20 (c)	3,700,000	3,723,125

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

12	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
American Airlines, Inc.
Series 2016-2, Class AA, Pass Through Trust 3.20%, due 6/15/28	$680,000	$691,900
Series 2015-2, Class AA, Pass Through Trust 3.60%, due 9/22/27	3,417,213	3,617,974
Series 2016-2, Class A, Pass Through Trust 3.65%, due 6/15/28	240,000	249,600
Continental Airlines, Inc.
Series 2009-2, Class A, Pass Through Trust 7.25%, due 11/10/19	1,543,998	1,736,998
Series 2003-ERJ1 7.875%, due 7/2/18	408,589	426,212
U.S. Airways Group, Inc.
Series 2012-1, Class A, Pass Through Trust 5.90%, due 10/1/24	1,899,635	2,177,457
Series 2010-1 Class A, Pass Through Trust 6.25%, due 4/22/23	967,388	1,095,567
United Airlines, Inc.
Series 2007-1, Pass-Through Trust 6.636%, due 7/2/22	1,698,327	1,812,965
Series 2009-1, Pass-Through Trust 10.40%, due 11/1/16	279,970	280,836

		15,812,634

Apparel 0.2%
Hanesbrands, Inc. 4.625%, due 5/15/24 (c)	3,575,000	3,635,328

Auto Manufacturers 0.6%
Ford Motor Co.
6.625%, due 10/1/28	1,500,000	1,864,581
7.45%, due 7/16/31	450,000	591,271
8.90%, due 1/15/32	215,000	294,541
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	397,435
General Motors Financial Co., Inc.
3.20%, due 7/13/20	1,800,000	1,830,704
3.25%, due 5/15/18	325,000	330,786
3.45%, due 4/10/22	3,800,000	3,842,366

		9,151,684

Auto Parts & Equipment 1.1%
Dana, Inc. 5.375%, due 9/15/21	3,780,000	3,919,387

	Principal Amount	Value
Auto Parts & Equipment (continued)
Goodyear Tire & Rubber Co. (The) 5.125%, due 11/15/23	$5,250,000	$5,420,625
MPG Holdco I, Inc. 7.375%, due 10/15/22	3,370,000	3,433,188
Schaeffler Finance B.V. 4.75%, due 5/15/23 (Germany) (c)	3,345,000	3,449,531
Tenneco, Inc. 5.00%, due 7/15/26	1,660,000	1,668,300

		17,891,031

Banks 5.3%
Bank of America Corp.
4.875%, due 4/1/44	1,845,000	2,083,346
5.00%, due 1/21/44	1,440,000	1,648,924
5.125%, due 12/29/49 (b)	575,000	566,835
5.42%, due 3/15/17	135,000	137,034
5.625%, due 7/1/20	645,000	721,905
5.875%, due 2/7/42	500,000	632,313
6.11%, due 1/29/37	1,505,000	1,827,023
6.30%, due 12/29/49 (b)	2,085,000	2,275,048
7.625%, due 6/1/19	1,015,000	1,158,819
8.57%, due 11/15/24	485,000	623,055
Bank of New York Mellon Corp. (The) 4.625%, due 12/29/49 (b)	2,150,000	2,099,045
Barclays PLC 5.20%, due 5/12/26 (United Kingdom)	1,590,000	1,636,473
Capital One Financial Corp.
4.20%, due 10/29/25	435,000	451,697
5.55%, due 12/29/49 (b)	3,720,000	3,761,326
Citigroup, Inc.
4.05%, due 7/30/22	105,000	110,976
4.65%, due 7/30/45	1,685,000	1,843,655
5.30%, due 5/6/44	1,555,000	1,715,146
6.25%, due 12/29/49 (b)	2,080,000	2,239,432
6.625%, due 6/15/32	770,000	955,391
6.875%, due 6/1/25	1,715,000	2,111,403
Citizens Bank N.A. 2.55%, due 5/13/21	1,050,000	1,063,297
Citizens Financial Group, Inc. 4.30%, due 12/3/25	3,405,000	3,551,041
Discover Bank 8.70%, due 11/18/19	1,064,000	1,234,026
♦Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	3,045,000	3,203,757
4.80%, due 7/8/44	2,385,000	2,598,286
5.30%, due 12/29/49 (b)	2,756,000	2,807,675
6.75%, due 10/1/37	3,815,000	4,811,627
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,535,000	3,647,565
JPMorgan Chase & Co.
4.95%, due 6/1/45	730,000	802,255
5.15%, due 12/29/49 (b)	3,150,000	3,142,125
6.40%, due 5/15/38	820,000	1,105,168

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Lloyds Banking Group PLC 4.65%, due 3/24/26	$1,605,000	$1,651,988
Morgan Stanley
4.30%, due 1/27/45	3,075,000	3,220,100
4.875%, due 11/1/22	1,125,000	1,235,655
5.00%, due 11/24/25	2,535,000	2,803,981
5.45%, due 12/31/49 (b)	2,310,000	2,316,006
6.375%, due 7/24/42	490,000	654,628
Royal Bank of Scotland Group PLC
6.00%, due 12/19/23	190,000	196,125
6.125%, due 12/15/22	1,530,000	1,615,441
Santander Holdings USA, Inc. 2.65%, due 4/17/20	3,875,000	3,872,105
Toronto-Dominion Bank (The) 1.80%, due 7/13/21 (Canada)	4,295,000	4,269,771
Wachovia Corp. 5.50%, due 8/1/35	315,000	359,267
Wells Fargo & Co.
4.90%, due 11/17/45	55,000	59,123
5.375%, due 11/2/43	690,000	788,493
5.90%, due 12/29/49 (b)	2,520,000	2,636,550
Wells Fargo Bank N.A. 5.85%, due 2/1/37	140,000	171,921
Wells Fargo Capital X 5.95%, due 12/15/36	715,000	765,050

		83,181,872

Beverages 0.7%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26 (Belgium)	4,000,000	4,209,048
Constellation Brands, Inc. 4.25%, due 5/1/23	2,100,000	2,221,170
PepsiCo Inc.
1.35%, due 10/4/19 (France)	2,225,000	2,223,892
2.375%, due 10/6/26 (France)	2,225,000	2,181,519

		10,835,629

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	3,480,000	3,708,841
Celgene Corp. 3.625%, due 5/15/24	3,600,000	3,709,678

		7,418,519

Building Materials 1.2%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	4,420,000	4,726,297
Masco Corp. 4.375%, due 4/1/26	1,575,000	1,638,000
Masonite International Corp. 5.625%, due 3/15/23 (c)	3,725,000	3,855,375

	Principal Amount	Value
Building Materials (continued)
Standard Industries, Inc. 5.375%, due 11/15/24 (c)	$2,940,000	$3,039,225
USG Corp.
6.30%, due 11/15/16	4,695,000	4,689,836
9.50%, due 1/15/18	1,330,000	1,433,075

		19,381,808

Chemicals 0.6%
Air Liquide Finance S.A.
1.375%, due 9/27/19 (c)	2,535,000	2,520,426
1.75%, due 9/27/21 (c)	1,725,000	1,703,098
Ashland LLC 4.75%, due 8/15/22	1,890,000	1,952,597
Dow Chemical Co. (The)
4.125%, due 11/15/21	1,605,000	1,741,784
8.55%, due 5/15/19	75,000	87,389
WR Grace & Co. 5.125%, due 10/1/21 (c)	1,885,000	2,007,525

		10,012,819

Commercial Services 0.8%
Herc Rentals, Inc. 7.75%, due 6/1/24 (c)	2,120,000	2,130,600
Hertz Corp. (The)
5.875%, due 10/15/20	450,000	462,375
7.375%, due 1/15/21	2,245,000	2,312,350
Service Corporation International 5.375%, due 1/15/22	3,600,000	3,735,000
United Rentals North America, Inc.
4.625%, due 7/15/23	1,350,000	1,393,875
5.75%, due 11/15/24	1,600,000	1,660,000
6.125%, due 6/15/23	710,000	741,950

		12,436,150

Computers 0.6%
Apple, Inc.
1.55%, due 8/4/21	1,500,000	1,483,861
3.85%, due 8/4/46	1,090,000	1,061,427
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,725,936
NCR Corp. 5.00%, due 7/15/22	3,530,000	3,585,139

		8,856,363

Diversified Financial Services 0.3%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	227,335
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20 (Ireland)	4,000,000	4,079,820
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (c)	940,000	943,403

		5,250,558

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric 0.8%
CMS Energy Corp.
3.875%, due 3/1/24	$1,540,000	$1,652,320
5.05%, due 3/15/22	1,220,000	1,379,829
6.25%, due 2/1/20	1,225,000	1,387,561
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (c)	2,555,000	2,819,064
Great Plains Energy, Inc. 5.292%, due 6/15/22 (a)	1,130,000	1,252,428
MidAmerican Energy Co. 4.40%, due 10/15/44 (France)	2,200,000	2,475,273
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	929,482
WEC Energy Group, Inc. 6.25%, due 5/15/67 (b)	1,095,000	958,125

		12,854,082

Electronics 0.3%
Honeywell International, Inc. 1.40%, due 10/30/19 (France)	4,970,000	4,964,140

Finance—Auto Loans 0.3%
Ally Financial, Inc.
3.50%, due 1/27/19	3,250,000	3,258,125
8.00%, due 11/1/31	770,000	920,150

		4,178,275

Finance—Commercial 0.3%
CIT Group, Inc.
3.875%, due 2/19/19	1,740,000	1,766,639
4.25%, due 8/15/17	340,000	344,352
5.00%, due 8/15/22	1,175,000	1,252,844
5.25%, due 3/15/18	310,000	321,055
6.625%, due 4/1/18 (c)	750,000	787,500

		4,472,390

Finance—Consumer Loans 0.9%
Navient Corp. 8.00%, due 3/25/20	2,005,000	2,175,425
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (c)	3,305,000	3,420,675
Springleaf Finance Corp.
5.25%, due 12/15/19	700,000	702,625
6.00%, due 6/1/20	775,000	781,781
7.75%, due 10/1/21	1,765,000	1,838,954
Synchrony Financial 4.25%, due 8/15/24	5,000,000	5,211,725

		14,131,185

Finance—Credit Card 0.1%
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,538,626

	Principal Amount	Value
Finance—Investment Banker/Broker 0.0%‡
Jefferies Group LLC 6.45%, due 6/8/27	$200,000	$223,142

Finance—Leasing Companies 0.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20 (Netherlands)	3,265,000	3,436,413
Air Lease Corp. 2.125%, due 1/15/20	1,950,000	1,947,252
International Lease Finance Corp. 5.875%, due 4/1/19	1,255,000	1,348,723

		6,732,388

Food 2.1%
J.M. Smucker Co. (The) 1.75%, due 3/15/18	3,500,000	3,513,706
Kerry Group Financial Services 3.20%, due 4/9/23 (Ireland) (c)	2,899,000	2,856,736
Kraft Heinz Foods Co.
3.00%, due 6/1/26	1,000,000	988,756
4.875%, due 2/15/25 (c)	2,123,000	2,332,551
5.00%, due 6/4/42	1,600,000	1,772,410
Kroger Co. (The) 1.50%, due 9/30/19	2,555,000	2,541,331
Mondelez International Holdings Netherlands B.V.
1.625%, due 10/28/19 (Netherlands) (c)	2,790,000	2,780,182
2.00%, due 10/28/21 (Netherlands) (c)	3,050,000	3,019,744
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (c)	2,530,000	2,586,925
Smithfield Foods, Inc.
6.625%, due 8/15/22	575,000	605,906
7.75%, due 7/1/17	925,000	958,531
Tyson Foods, Inc. 3.95%, due 8/15/24	4,235,000	4,495,109
Whole Foods Market, Inc. 5.20%, due 12/3/25	4,125,000	4,441,239

		32,893,126

Food Services 0.3%
Aramark Services, Inc.
4.75%, due 6/1/26 (c)	2,535,000	2,535,000
5.125%, due 1/15/24 (c)	1,465,000	1,534,588
5.75%, due 3/15/20	572,000	588,445

		4,658,033

Gas 0.1%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.625%, due 5/20/24	1,140,000	1,194,150

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Hand & Machine Tools 0.2%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (c)	$2,950,000	$3,016,375

Health Care—Products 1.4%
Alere, Inc. 7.25%, due 7/1/18	2,600,000	2,645,500
Baxter International, Inc. 3.50%, due 8/15/46	4,330,000	3,909,063
Boston Scientific Corp. 2.85%, due 5/15/20	3,740,000	3,841,066
Hologic, Inc. 5.25%, due 7/15/22 (c)	3,545,000	3,749,192
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
4.875%, due 4/15/20 (c)	1,275,000	1,279,781
5.75%, due 8/1/22 (c)	1,120,000	1,061,200
Stryker Corp. 2.625%, due 3/15/21	3,395,000	3,459,047
Thermo Fisher Scientific, Inc. 3.00%, due 4/15/23	1,425,000	1,446,414

		21,391,263

Health Care—Services 1.0%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	1,835,000	1,711,138
Cigna Corp. 4.375%, due 12/15/20	270,000	291,823
DaVita, Inc. 5.00%, due 5/1/25	2,370,000	2,287,050
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (Germany) (c)	1,985,000	2,248,409
HCA, Inc. 5.00%, due 3/15/24	3,750,000	3,905,625
Tenet Healthcare Corp.
4.35%, due 6/15/20 (b)	2,950,000	2,972,125
6.00%, due 10/1/20	2,750,000	2,896,795

		16,312,965

Home Builders 1.3%
Beazer Homes USA, Inc. 5.75%, due 6/15/19	885,000	913,763
CalAtlantic Group, Inc.
5.875%, due 11/15/24	1,345,000	1,435,787
8.375%, due 5/15/18	2,000,000	2,180,000
KB Home 7.50%, due 9/15/22	1,660,000	1,796,950
Lennar Corp.
4.50%, due 6/15/19	2,400,000	2,514,000
4.50%, due 11/15/19	750,000	790,313

	Principal Amount	Value
Home Builders (continued)
MDC Holdings, Inc. 5.625%, due 2/1/20	$2,750,000	$2,949,375
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (c)	2,435,000	2,392,387
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,340,000	1,477,350
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
4.375%, due 6/15/19	1,000,000	1,022,500
5.875%, due 6/15/24	2,935,000	3,041,394

		20,513,819

Household Products & Wares 0.3%
Spectrum Brands, Inc. 5.75%, due 7/15/25	4,394,000	4,756,505

Housewares 0.4%
Newell Brands, Inc. 3.85%, due 4/1/23	5,750,000	6,101,958

Insurance 2.6%
Allstate Corp. (The) 6.50%, due 5/15/57 (b)	3,790,000	4,453,250
Berkshire Hathaway Finance Corp. 1.45%, due 3/7/18	3,515,000	3,532,477
Chubb Corp. (The) 6.375%, due 4/15/37 (b)	1,660,000	1,564,550
Genworth Holdings, Inc. 4.90%, due 8/15/23	1,910,000	1,566,200
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	760,000	909,306
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (c)	250,000	270,048
6.50%, due 3/15/35 (c)	220,000	269,236
7.80%, due 3/15/37 (c)	1,760,000	2,068,000
10.75%, due 6/15/58 (b)(c)	750,000	1,134,375
Markel Corp. 5.00%, due 4/5/46	2,350,000	2,488,845
MassMutual Global Funding II
2.10%, due 8/2/18 (c)	1,200,000	1,216,913
2.50%, due 10/17/22 (c)	3,347,000	3,378,301
Oil Insurance, Ltd. 3.82%, due 12/29/49 (b)(c)	1,320,000	1,049,400
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	2,575,000	3,167,240
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,278,099
Provident Cos., Inc. 7.25%, due 3/15/28	2,115,000	2,609,967

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Prudential Financial, Inc. 5.625%, due 6/15/43 (b)	$1,760,000	$1,892,000
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,690,000	2,303,215
Voya Financial, Inc. 3.65%, due 6/15/26	690,000	685,310
XLIT, Ltd.
4.45%, due 3/31/25 (Ireland)	2,615,000	2,657,507
6.50%, due 10/29/49 (Ireland) (b)	2,120,000	1,625,775

		41,120,014

Internet 0.5%
eBay, Inc. 3.80%, due 3/9/22	3,840,000	4,073,265
Match Group, Inc. 6.375%, due 6/1/24	3,995,000	4,314,600

		8,387,865

Iron & Steel 0.3%
ArcelorMittal
7.25%, due 2/25/22 (Luxembourg)	1,500,000	1,702,500
8.00%, due 10/15/39 (Luxembourg)	2,300,000	2,472,500
Cliffs Natural Resources, Inc. 5.90%, due 3/15/20	1,085,000	968,363

		5,143,363

Lodging 1.5%
Boyd Gaming Corp.
6.375%, due 4/1/26 (c)	1,465,000	1,567,550
6.875%, due 5/15/23	1,800,000	1,926,000
Choice Hotels International, Inc. 5.75%, due 7/1/22	3,260,000	3,565,625
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24 (c)	2,390,000	2,395,975
Marriott International, Inc. 2.30%, due 1/15/22	2,450,000	2,450,701
MGM Resorts International
6.75%, due 10/1/20	4,600,000	5,106,000
8.625%, due 2/1/19	80,000	89,750
Starwood Hotels & Resorts Worldwide LLC
6.75%, due 5/15/18	265,000	285,364
7.15%, due 12/1/19	1,900,000	2,170,590
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, due 5/30/23 (c)	1,850,000	1,785,250
5.50%, due 3/1/25 (c)	1,905,000	1,909,763

		23,252,568

Machinery—Construction & Mining 0.0%‡
Terex Corp. 6.00%, due 5/15/21	205,000	208,588

	Principal Amount	Value
Machinery—Diversified 0.5%
CNH Industrial Capital LLC 4.875%, due 4/1/21	$3,945,000	$4,092,937
Zebra Technologies Corp. 7.25%, due 10/15/22	3,210,000	3,458,775

		7,551,712

Media 0.8%
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	3,150,000	3,208,275
DISH DBS Corp. 5.875%, due 7/15/22	2,050,000	2,116,625
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	178,181
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	1,033,745
Time Warner, Inc.
3.60%, due 7/15/25	2,500,000	2,597,987
7.70%, due 5/1/32	300,000	414,442
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (c)	2,050,000	2,080,750

		11,630,005

Mining 0.3%
Aleris International, Inc. 7.875%, due 11/1/20	1,285,000	1,285,000
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (Australia) (c)	3,185,000	3,694,600

		4,979,600

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	3,785,000	3,794,462
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (c)	1,100,000	1,039,500
Textron Financial Corp. 6.00%, due 2/15/67 (b)(c)	3,540,000	2,557,650

		7,391,612

Oil & Gas 0.4%
CITGO Petroleum Corp. 6.25%, due 8/15/22 (c)	1,980,000	2,024,550
SM Energy Co. 5.00%, due 1/15/24	1,970,000	1,832,100
Sunoco, L.P. / Sunoco Finance Corp.
5.50%, due 8/1/20 (France)	2,000,000	2,030,000
6.375%, due 4/1/23 (France)	400,000	409,000

		6,295,650

Packaging & Containers 1.3%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (France) (c)	1,850,000	1,924,000
Ball Corp. 5.00%, due 3/15/22	3,700,000	3,977,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23		$1,400,000	$1,435,000
Crown European Holdings S.A. 4.00%, due 7/15/22 (France) (c)	EUR	2,150,000	2,584,379
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/1/20 (c)		1,045,000	1,201,639
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (c)		$3,890,000	4,069,912
Reynolds Group Issuer, Inc.
5.125%, due 7/15/23 (New Zealand) (c)		845,000	867,443
5.75%, due 10/15/20 (New Zealand)		2,000,000	2,052,560
9.875%, due 8/15/19 (New Zealand)		230,000	235,750
Sealed Air Corp.
4.875%, due 12/1/22 (c)		475,000	500,531
5.50%, due 9/15/25 (c)		1,900,000	2,025,875

			20,874,589

Pharmaceuticals 0.3%
Actavis Funding SCS 3.45%, due 3/15/22		4,050,000	4,204,714

Pipelines 1.2%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20		2,995,000	3,092,805
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23		2,710,000	2,743,875
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (c)		1,710,000	1,773,381
MPLX, L.P.
4.875%, due 6/1/25		100,000	104,315
5.50%, due 2/15/23		1,975,000	2,057,691
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44		1,520,000	1,401,060
Spectra Energy Partners, L.P. 4.75%, due 3/15/24		1,740,000	1,901,453
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23		2,120,000	2,104,312
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19		1,845,000	1,969,538
5.875%, due 10/1/20		1,725,000	1,768,125

			18,916,555

	Principal Amount	Value
Private Equity 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	$1,195,000	$1,136,744
6.00%, due 8/1/20	1,775,000	1,743,937

		2,880,681

Real Estate Investment Trusts 1.3%
American Tower Corp. 3.375%, due 10/15/26	2,945,000	2,930,749
Corrections Corporation of America
4.625%, due 5/1/23	810,000	710,775
5.00%, due 10/15/22	2,260,000	2,039,650
Crown Castle International Corp.
3.40%, due 2/15/21	2,080,000	2,161,397
5.25%, due 1/15/23	3,510,000	3,922,109
Essex Portfolio, L.P. 3.375%, due 4/15/26	1,490,000	1,506,229
GEO Group, Inc. (The) 5.875%, due 1/15/22	4,000,000	3,770,000
Iron Mountain, Inc. 5.75%, due 8/15/24	3,300,000	3,382,500
♦Welltower, Inc. 4.70%, due 9/15/17	290,000	298,084

		20,721,493

Retail 2.4%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	1,400,000	1,473,500
Brinker International, Inc. 2.60%, due 5/15/18	1,885,000	1,893,247
CVS Health Corp. 4.00%, due 12/5/23	3,725,000	4,035,088
CVS Pass-Through Trust 5.789%, due 1/10/26 (c)(d)	194,333	218,434
Dollar Tree, Inc. 5.75%, due 3/1/23	3,550,000	3,780,750
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,085,000	1,132,714
QVC, Inc. 4.85%, due 4/1/24	4,800,000	4,869,345
Signet UK Finance PLC 4.70%, due 6/15/24 (United Kingdom)	3,200,000	3,106,656
Starbucks Corp. 2.45%, due 6/15/26	2,220,000	2,222,349
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	2,465,000	2,514,300
Tiffany & Co. 3.80%, due 10/1/24	4,715,000	4,882,114
TJX Cos., Inc. (The) 2.25%, due 9/15/26	6,450,000	6,203,403

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	$314,000	$402,862

		36,734,762

Semiconductors 0.8%
NXP B.V. / NXP Funding LLC
4.625%, due 6/15/22 (New Zealand) (c)	1,610,000	1,754,900
4.625%, due 6/1/23 (New Zealand) (c)	3,850,000	4,215,750
Qorvo, Inc. 7.00%, due 12/1/25	3,740,000	4,095,300
Sensata Technologies B.V. 5.00%, due 10/1/25 (c)	2,990,000	3,064,750

		13,130,700

Software 0.7%
First Data Corp.
5.00%, due 1/15/24 (c)	2,725,000	2,765,875
5.375%, due 8/15/23 (c)	1,150,000	1,190,250
Microsoft Corp. 3.70%, due 8/8/46	2,060,000	2,012,974
MSCI, Inc. 5.75%, due 8/15/25 (c)	3,610,000	3,837,971
PTC, Inc. 6.00%, due 5/15/24	1,415,000	1,496,363

		11,303,433

Telecommunications 2.0%
♦AT&T, Inc. 3.60%, due 2/17/23	3,800,000	3,912,355
CenturyLink, Inc. 5.80%, due 3/15/22	4,000,000	4,060,000
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (c)	850,000	892,500
CommScope, Inc. 5.00%, due 6/15/21 (c)	3,090,000	3,159,525
Hughes Satellite Systems Corp.
5.25%, due 8/1/26 (c)	670,000	659,950
6.50%, due 6/15/19	990,000	1,080,337
7.625%, due 6/15/21	460,000	504,275
Inmarsat Finance PLC 4.875%, due 5/15/22 (United Kingdom) (c)	1,070,000	1,009,117
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 9/20/21 (c)	2,675,000	2,681,687
T-Mobile USA, Inc. 6.125%, due 1/15/22	3,515,000	3,708,325
Telecom Italia Capital S.A. 7.721%, due 6/4/38 (Italy)	315,000	347,288

	Principal Amount	Value
Telecommunications (continued)
Telefonica Emisiones SAU
4.57%, due 4/27/23 (Spain)	$2,552,000	$2,793,700
5.462%, due 2/16/21 (Spain)	395,000	444,884
♦Verizon Communications, Inc.
4.862%, due 8/21/46	2,250,000	2,383,148
5.15%, due 9/15/23	2,325,000	2,659,474
5.85%, due 9/15/35	1,005,000	1,194,866

		31,491,431

Transportation 0.3%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (Germany) (c)	186,000	185,070
XPO Logistics, Inc. 6.50%, due 6/15/22 (c)	3,950,000	4,108,000

		4,293,070

Total Corporate Bonds (Cost $637,265,505)		652,394,619

Foreign Bond 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP1,186,000	1,830,889

Total Foreign Bond (Cost $1,965,599)		1,830,889

Loan Assignments 5.7% (e)
Advertising 0.2%
USAGM HoldCo. LLC
2016 Incremental Delayed Draw Term Loan 5.50%, due 7/28/22 (f)	$229,753	230,441
2016 Incremental Term Loan 5.50%, due 7/28/22	2,279,438	2,286,276

		2,516,717

Auto Parts & Equipment 0.1%
Allison Transmission, Inc. New Term Loan B3 3.25%, due 9/23/22	989,302	996,227

Building Materials 0.2%
Forterra, Inc. Term Loan B 6.00%, due 10/18/23	2,950,000	2,946,313

Commercial Services 0.5%
ExamWorks Group, Inc. Term Loan 4.75%, due 7/27/23	3,660,000	3,674,871

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Commercial Services (continued)
U.S. Security Associates Holdings, Inc. 2016 Term Loan 6.00%, due 7/14/23	$4,000,000	$4,011,668

		7,686,539

Containers, Packaging & Glass 0.1%
Reynolds Group Holdings, Inc. 2016 USD Term Loan TBD, due 2/5/23 (New Zealand)	875,000	876,691

Electric 0.3%
Calpine Corp. Term Loan B7 3.84%, due 5/31/23	4,987,500	5,017,634

Entertainment 0.1%
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	2,431,250	2,443,406

Environmental Controls 0.2%
GFL Environmental, Inc. USD Term Loan B 3.75%, due 9/23/23	3,500,000	3,495,625

Food & Staples Retailing 0.3%
U.S. Foods, Inc. 2016 Term Loan B 4.00%, due 6/27/23	5,301,713	5,332,956

Health Care—Products 0.1%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	2,292,238	2,229,918

Health Care—Services 0.7%
Inventiv Health, Inc. 2016 Term Loan B TBD, due 9/28/23	4,480,000	4,477,599
MPH Acquisition Holdings LLC 2016 Term Loan B 5.00%, due 6/7/23	4,257,637	4,305,535
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 9.00%, due 12/31/23	1,700,000	1,623,500

		10,406,634

Household Products & Wares 0.8%
KIK Custom Products, Inc. 2015 Term Loan B 6.00%, due 8/26/22	9,900,000	9,862,875

	Principal Amount	Value
Household Products & Wares (continued)
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	$2,848,819	$2,858,613

		12,721,488

Iron & Steel 0.5%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	7,450,981	7,418,383

Media 0.1%
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.50%, due 6/30/23 (United Kingdom)	1,009,982	1,013,348

Packaging & Containers 0.5%
Berry Plastics Holding Corp. Term Loan H 3.75%, due 10/1/22	7,713,271	7,735,446

Retail 0.2%
ADS Waste Holdings, Inc. Term Loan B2 3.75%, due 10/9/19	3,575,000	3,576,491

Semiconductors 0.2%
Avago Technologies Cayman, Ltd. USD Term Loan B3 3.53%, due 2/1/23 (Singapore)	2,715,745	2,742,902

Telecommunications 0.6%
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	10,000,000	10,032,500

Total Loan Assignments (Cost $88,850,454)		89,189,218

Mortgage-Backed Securities 0.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.80%, due 4/10/49 (g)	220,056	220,886
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.764%, due 12/25/36 (b)(c)	155,917	134,400

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.717%, due 6/11/40 (g)	$268,256	$271,758
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.129%, due 12/10/49 (g)	164,205	168,343
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	860,000	962,753
Morgan Stanley Capital I Trust Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (b)	9,553	9,545
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.339%, due 11/15/48	374,066	373,936

		2,141,621

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.00%, due 2/25/42 (b)(c)(d)(h)	496,915	422,378
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.338%, due 11/25/36 (g)	476,528	422,331

		844,709

Total Mortgage-Backed Securities (Cost $2,803,716)		2,986,330

U.S. Government & Federal Agencies 1.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 11/1/16	21	20
6.50%, due 2/1/27	69	80
6.50%, due 5/1/29	26,765	30,663
6.50%, due 6/1/29	8,284	9,490
6.50%, due 7/1/29	32,476	37,204
6.50%, due 8/1/29	9,355	10,718
6.50%, due 9/1/29	706	809
6.50%, due 6/1/32	2,810	3,219
6.50%, due 1/1/37	2,634	3,166
7.00%, due 9/1/26	5,277	5,897
7.00%, due 7/1/32	12,310	14,215
7.50%, due 5/1/32	4,777	5,020

		120,501

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	$1,308	$1,345
4.50%, due 3/1/21	2,407	2,474
6.00%, due 4/1/19	499	571
7.00%, due 10/1/37	687	843
7.00%, due 11/1/37	16,413	18,340

		23,573

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	2,550	2,833
5.50%, due 9/15/35	6,790	7,720
6.50%, due 4/15/29	14	16
6.50%, due 8/15/29	12	14
6.50%, due 10/15/31	2,728	3,248
7.00%, due 12/15/25	3,497	3,541
7.00%, due 11/15/27	9,423	10,464
7.00%, due 12/15/27	48,255	54,081
7.00%, due 6/15/28	3,938	4,049
7.50%, due 6/15/26	368	410
7.50%, due 10/15/30	16,927	17,732
8.00%, due 10/15/26	4,243	4,676
8.50%, due 11/15/26	19,168	19,505

		128,289

United States Treasury Bond 0.4%
3.125%, due 11/15/41	5,340,000	5,938,454

♦United States Treasury Notes 1.4%
2.00%, due 8/15/25	15,530,000	15,796,309
2.25%, due 7/31/21	5,575,000	5,809,105

		21,605,414

Total U.S. Government & Federal Agencies (Cost $28,086,491)		27,816,231

Total Long-Term Bonds (Cost $767,565,359)		781,257,912

	Shares
Common Stocks 44.0%
Aerospace & Defense 0.9%
BAE Systems PLC (United Kingdom)	1,225,280	8,136,109
Lockheed Martin Corp.	25,600	6,307,328

		14,443,437

Agriculture 3.7%
Altria Group, Inc.	178,433	11,797,990
British American Tobacco PLC (United Kingdom)	169,930	9,758,059
Imperial Brands PLC (United Kingdom)	220,165	10,659,365

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Agriculture (continued)
♦Philip Morris International, Inc.	133,448	$12,869,725
♦Reynolds American, Inc.	228,942	12,610,125

		57,695,264

Auto Manufacturers 0.5%
Daimler A.G. Registered Shares (Germany)	119,935	8,545,965

Auto Parts & Equipment 0.4%
Compagnie Generale des Etablissements Michelin (France)	54,370	5,886,700

Banks 1.5%
Commonwealth Bank of Australia (Australia)	84,960	4,743,126
Svenska Handelsbanken AB Class A (Sweden)	495,640	6,760,611
Wells Fargo & Co.	117,000	5,383,170
Westpac Banking Corp. (Australia)	289,844	6,718,156

		23,605,063

Beverages 0.9%
Coca-Cola Co. (The)	99,950	4,237,880
Diageo PLC (United Kingdom)	193,750	5,168,687
PepsiCo., Inc.	44,960	4,819,712

		14,226,279

Chemicals 1.3%
Agrium, Inc. (Canada)	46,845	4,301,308
BASF S.E. (Germany)	92,014	8,110,974
Dow Chemical Co. (The)	162,255	8,730,941

		21,143,223

Commercial Services 0.3%
Automatic Data Processing, Inc.	52,920	4,607,215
RR Donnelley & Sons Co.	1	18

		4,607,233

Cosmetics & Personal Care 0.8%
Procter & Gamble Co. (The)	67,595	5,867,246
Unilever PLC (United Kingdom)	153,460	6,420,205

		12,287,451

Electric 5.4%
Ameren Corp.	181,105	9,046,195
Dominion Resources, Inc.	73,495	5,526,824
♦Duke Energy Corp.	157,253	12,583,385
Entergy Corp.	136,695	10,071,688
PPL Corp.	363,640	12,487,397
Southern Co. (The)	121,095	6,244,869
SSE PLC (United Kingdom)	341,315	6,646,717
Terna Rete Elettrica Nazionale S.p.A. (Italy)	2,201,570	10,783,646
WEC Energy Group, Inc.	177,861	10,621,859

		84,012,580

	Shares	Value
Electrical Components & Equipment 0.3%
Emerson Electric Co.	99,370	$5,036,072

Engineering & Construction 0.3%
Vinci S.A. (France)	72,335	5,239,192

Entertainment 0.4%
Regal Entertainment Group Class A	266,950	5,742,095

Environmental Controls 0.4%
Waste Management, Inc.	87,620	5,753,129

Finance—Other Services 0.6%
CME Group, Inc.	60,540	6,060,054
Singapore Exchange, Ltd. (Singapore)	773,686	3,942,810

		10,002,864

Food 0.7%
Nestle S.A. Registered (Switzerland)	57,015	4,134,027
Orkla ASA (Norway)	711,720	6,723,238

		10,857,265

Gas 1.4%
Gas Natural SDG S.A. (Spain)	248,130	4,896,116
♦National Grid PLC (United Kingdom)	978,060	12,749,606
Snam S.p.A. (Italy)	928,050	4,892,120

		22,537,842

Health Care—Services 0.3%
Sonic Healthcare, Ltd. (Australia)	271,320	4,228,994

Household Products & Wares 0.4%
Kimberly-Clark Corp.	59,965	6,860,596

Insurance 2.1%
Allianz S.E. Registered (Germany)	35,290	5,501,024
Arthur J. Gallagher & Co.	83,790	4,041,192
AXA S.A. (France)	299,550	6,752,547
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Germany)	62,620	12,139,682
SCOR S.E. (France)	149,316	4,833,755

		33,268,200

Investment Management/Advisory Services 0.3%
BlackRock, Inc.	13,225	4,512,899

Media 0.3%
ION Media Networks, Inc. (d)(h)(i)(j)	12	6,425
Sky PLC (United Kingdom)	458,016	4,585,805

		4,592,230

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Miscellaneous—Manufacturing 1.0%
Eaton Corp. PLC	87,885	$5,604,426
Siemens A.G. Registered (Germany)	83,209	9,449,403

		15,053,829

Oil & Gas 3.0%
Exxon Mobil Corp.	106,990	8,914,407
Occidental Petroleum Corp.	135,830	9,903,365
Royal Dutch Shell PLC Class A, Sponsored ADR (Netherlands)	192,245	9,575,723
Statoil ASA (Norway)	455,091	7,457,845
Total S.A. (France)	219,588	10,538,828

		46,390,168

Pharmaceuticals 3.8%
AbbVie, Inc.	126,705	7,067,605
AstraZeneca PLC, Sponsored ADR (United Kingdom)	308,090	8,725,109
GlaxoSmithKline PLC (United Kingdom)	507,120	10,046,276
Johnson & Johnson	43,505	5,046,145
Merck & Co., Inc.	96,709	5,678,753
Novartis A.G. Registered (Switzerland)	67,605	4,809,653
Pfizer, Inc.	134,320	4,259,287
Roche Holding A.G. (Switzerland)	33,508	7,703,572
Sanofi (France)	72,045	5,612,043

		58,948,443

Pipelines 0.4%
Enterprise Products Partners, L.P.	273,990	6,915,508

Real Estate Investment Trusts 2.0%
Corrections Corporation of America	84,197	1,216,647
Iron Mountain, Inc.	226,350	7,634,785
Unibail-Rodamco S.E. (France)	36,140	8,608,975
♦Welltower, Inc.	193,010	13,226,975

		30,687,382

Retail 0.6%
McDonald’s Corp.	77,042	8,672,618

Savings & Loans 0.3%
People’s United Financial, Inc.	328,640	5,337,114

Semiconductors 2.1%
Microchip Technology, Inc.	110,230	6,674,426
QUALCOMM, Inc.	150,225	10,323,462
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	256,940	7,990,834
Texas Instruments, Inc.	108,760	7,705,646

		32,694,368

Software 0.3%
Microsoft Corp.	88,468	5,301,003

	Shares	Value
Telecommunications 6.4%
♦AT&T, Inc.	330,412	$12,155,857
♦BCE, Inc. (Canada)	279,560	12,701,399
CenturyLink, Inc.	169,136	4,495,635
Cisco Systems, Inc.	195,800	6,007,144
Deutsche Telekom A.G. Registered (Germany)	425,360	6,931,710
Rogers Communications, Inc. Class B (Canada)	205,220	8,255,924
Singapore Telecommunications, Ltd. (Singapore)	1,763,815	4,920,239
Swisscom A.G. Registered (Switzerland)	19,713	9,018,317
Telstra Corp., Ltd. (Australia)	2,160,680	8,185,272
TELUS Corp. (Canada)	155,846	5,046,143
♦Verizon Communications, Inc.	240,449	11,565,597
Vodafone Group PLC (United Kingdom)	4,194,098	11,540,285

		100,823,522

Transportation 0.9%
Deutsche Post A.G. Registered (Germany)	241,620	7,487,681
United Parcel Service, Inc. Class B	54,100	5,829,816

		13,317,497

Total Common Stocks (Cost $658,655,328)		689,226,025

	Principal Amount
Short-Term Investment 5.4%
Repurchase Agreement 5.4%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $84,291,956 (Collateralized by a United States Treasury Note with a rate of 1.75% and maturity date of 10/31/18, with a Principal Amount of $84,500,000 and a Market Value of $85,978,750)	$84,291,885	84,291,885

Total Short-Term Investment (Cost $84,291,885)		84,291,885

Total Investments (Cost $1,510,512,572) (k)	99.2%	1,554,775,822
Other Assets, Less Liabilities	0.8	12,523,146
Net Assets	100.0%	$1,567,298,968

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of October 31, 2016.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2016 (continued)

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of these securities was $647,237, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2016.

(f)	Represents a security which has additional commitments and contingencies. Principal amount and value excludes unfunded commitments.

(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2016.

(h)	Illiquid security—As of October 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $428,803, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)

(i)	Non-income producing security.

(j)	Restricted security.

(k)	As of October 31, 2016, cost was $1,510,473,098 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$86,370,722
Gross unrealized depreciation	(42,067,998)

Net unrealized appreciation	$44,302,724

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank	CAD	19,524,000	$14,833,503	$(277,475)
Euro vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank	EUR	80,236,000	87,920,787	158,304
Pound Sterling vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank	GBP	36,549,000	44,722,672	13,329

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank	CAD	17,225,000	13,062,117	210,036
Canadian Dollar vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank		19,524,000	14,969,064	413,036
Euro vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank	EUR	80,236,000	88,826,001	746,911
Euro vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank		80,168,000	88,176,543	(203,082)
Pound Sterling vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank	GBP	36,549,000	48,313,916	3,577,915
Pound Sterling vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank		36,947,000	45,290,889	(28,585)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$4,610,389

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	239	December 2016	$52,135,610	$(34,125)
10-Year United States Treasury Note	(672)	December 2016	(87,108,000)	1,148,231
Euro Stoxx 50	1,965	December 2016	65,855,630	(146,164)
Nikkei 225	595	December 2016	49,346,930	1,118,557
Standard & Poor’s 500 Index Mini	1,480	December 2016	156,887,400	(3,758,682)
United States Treasury Bond	507	December 2016	82,498,406	(4,046,296)

			$319,615,976	$(5,718,479)

1.	As of October 31, 2016, cash in the amount of $16,030,548 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2016.

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,559,450	$—	$6,559,450
Convertible Bond	—	481,175	—	481,175
Corporate Bonds	—	652,394,619	—	652,394,619
Foreign Bond	—	1,830,889	—	1,830,889
Loan Assignments (b)	—	87,565,718	1,623,500	89,189,218
Mortgage-Backed Securities (c)	—	2,563,952	422,378	2,986,330
U.S. Government & Federal Agencies	—	27,816,231	—	27,816,231

Total Long-Term Bonds	—	779,212,034	2,045,878	781,257,912

Common Stocks (d)	689,219,600	—	6,425	689,226,025
Short-Term Investment
Repurchase Agreement	—	84,291,885	—	84,291,885

Total Investments in Securities	689,219,600	863,503,919	2,052,303	1,554,775,822

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	5,119,531	—	5,119,531
Futures Contracts (e)	2,266,788	—	—	2,266,788

Total Other Financial Instruments	2,266,788	5,119,531	—	7,386,319

Total Investments in Securities and Other Financial Instruments	$691,486,388	$868,623,450	$2,052,303	$1,562,162,141

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(509,142)	$—	$(509,142)
Futures Contracts (e)	(7,985,267)	—	—	(7,985,267)

Total Other Financial Instruments	$(7,985,267)	$(509,142)	$—	$(8,494,409)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,623,500 is held in Health Care—Services within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $422,378 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $6,425 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2016 (continued)

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2016 (b)
Long-Term Bonds
Loan Assignments
Health Care—Services	$—	$3,508	$—	$(46,008)	$1,666,000	$—	$—	$—	$1,623,500	$(46,008)
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	431,121	—	—	19,993	—	(28,736)	—	—	422,378	24,846
Common Stocks
Media	5,215	—	—	1,210	—		—	—	6,425	1,210

Total	$436,336	$3,508	$—	$(24,805)	$1,666,000	$(28,736)	$—	$—	$2,052,303	$(19,952)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $1,510,512,572)	$1,554,775,822
Cash collateral on deposit at broker	16,030,548
Cash denominated in foreign currencies (identified cost $2,899,755)	2,559,656
Unrealized appreciation on unfunded commitments (See Note 6)	668
Receivables:
Investment securities sold	11,485,588
Dividends and interest	10,141,061
Fund shares sold	2,734,984
Other assets	57,913
Unrealized appreciation on foreign currency forward contracts	5,119,531

Total assets	1,602,905,771

Liabilities
Due to custodian	4,417,361
Payables:
Investment securities purchased	26,433,854
Fund shares redeemed	2,096,651
Manager (See Note 3)	839,891
NYLIFE Distributors (See Note 3)	406,100
Transfer agent (See Note 3)	368,768
Variation margin on futures contracts	365,288
Shareholder communication	73,749
Custodian	46,106
Professional fees	29,624
Trustees	4,488
Accrued expenses	15,781
Unrealized depreciation on foreign currency forward contracts	509,142

Total liabilities	35,606,803

Net assets	$1,567,298,968

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$853,127
Additional paid-in capital	1,562,858,706

1,563,711,833
Undistributed net investment income	8,674,281
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(47,764,977)
Net unrealized appreciation (depreciation) on investments and futures contracts	38,544,771
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	4,132,392
Net unrealized appreciation (depreciation) on unfunded commitments	668

Net assets	$1,567,298,968

Class A
Net assets applicable to outstanding shares	$574,389,669

Shares of beneficial interest outstanding	31,385,168

Net asset value per share outstanding	$18.30
Maximum sales charge (5.50% of offering price)	1.07

Maximum offering price per share outstanding	$19.37

Investor Class
Net assets applicable to outstanding shares	$153,136,812

Shares of beneficial interest outstanding	8,363,747

Net asset value per share outstanding	$18.31
Maximum sales charge (5.50% of offering price)	1.07

Maximum offering price per share outstanding	$19.38

Class B
Net assets applicable to outstanding shares	$42,252,752

Shares of beneficial interest outstanding	2,295,737

Net asset value and offering price per share outstanding	$18.40

Class C
Net assets applicable to outstanding shares	$254,311,712

Shares of beneficial interest outstanding	13,842,683

Net asset value and offering price per share outstanding	$18.37

Class I
Net assets applicable to outstanding shares	$542,330,439

Shares of beneficial interest outstanding	29,377,362

Net asset value and offering price per share outstanding	$18.46

Class R2
Net assets applicable to outstanding shares	$838,168

Shares of beneficial interest outstanding	45,829

Net asset value and offering price per share outstanding	$18.29

Class R3
Net assets applicable to outstanding shares	$39,416

Shares of beneficial interest outstanding	2,154

Net asset value and offering price per share outstanding	$18.30

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$36,019,635
Dividends (a)	27,826,419

Total income	63,846,054

Expenses
Manager (See Note 3)	9,309,748
Distribution/Service—Class A (See Note 3)	1,398,774
Distribution/Service—Investor Class (See Note 3)	387,179
Distribution/Service—Class B (See Note 3)	416,823
Distribution/Service—Class C (See Note 3)	2,357,212
Distribution/Service—Class R2 (See Note 3)	766
Distribution/Service—Class R3 (See Note 3)	119
Transfer agent (See Note 3)	2,130,597
Shareholder communication	190,529
Registration	154,678
Professional fees	153,703
Custodian	118,596
Trustees	39,692
Shareholder service (See Note 3)	330
Miscellaneous	77,967

Total expenses	16,736,713
Reimbursement from custodian (b)	(36,547)

Net expenses	16,700,166

Net investment income (loss)	47,145,888

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(60,633,981)
Futures transactions	25,919,211
Foreign currency transactions	11,720,991

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(22,993,779)

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	51,243,410
Futures contracts	(24,740,146)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,608,206

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	29,111,470

Net realized and unrealized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	6,117,691

Net increase (decrease) in net assets resulting from operations	$53,263,579

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,532,507.
(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$47,145,888	$50,533,559
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(22,993,779)	36,547,082
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	29,111,470	(106,496,141)

Net increase (decrease) in net assets resulting from operations	53,263,579	(19,415,500)

Dividends and distributions to shareholders:
From net investment income:
Class A	(18,845,332)	(20,260,907)
Investor Class	(4,941,822)	(5,497,054)
Class B	(1,008,072)	(1,264,373)
Class C	(5,780,002)	(5,462,078)
Class I	(18,612,750)	(18,919,025)
Class R2	(9,899)	(1,946)
Class R3	(767)	—

	(49,198,644)	(51,405,383)

From net realized gain on investments:
Class A	(18,546,003)	(21,407,906)
Investor Class	(4,978,803)	(6,933,839)
Class B	(1,339,617)	(2,085,743)
Class C	(7,349,774)	(6,203,537)
Class I	(15,949,233)	(18,852,587)
Class R2	(6,680)	—

	(48,170,110)	(55,483,612)

Total dividends and distributions to shareholders	(97,368,754)	(106,888,995)

Capital share transactions:
Net proceeds from sale of shares	482,452,593	665,174,116
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	88,232,030	97,104,538
Cost of shares redeemed	(495,069,609)	(373,579,040)

Increase (decrease) in net assets derived from capital share transactions	75,615,014	388,699,614

Net increase (decrease) in net assets	31,509,839	262,395,119

Net Assets
Beginning of year	1,535,789,129	1,273,394,010

End of year	$1,567,298,968	$1,535,789,129

Undistributed net investment income at end of year	$8,674,281	$4,797,693

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$18.79	$20.51	$19.83	$17.46	$15.92

Net investment income (loss) (a)	0.58	0.68	0.82	0.69	0.67
Net realized and unrealized gain (loss) on investments	(0.17)	(0.98)	0.96	2.43	1.40
Net realized and unrealized gain (loss) on foreign currency transactions	0.30	0.15	0.14	(0.06)	0.14

Total from investment operations	0.71	(0.15)	1.92	3.06	2.21

Less dividends and distributions:
From net investment income	(0.61)	(0.70)	(0.72)	(0.69)	(0.67)
From net realized gain on investments	(0.59)	(0.87)	(0.52)	—	—

Total dividends and distributions	(1.20)	(1.57)	(1.24)	(0.69)	(0.67)

Net asset value at end of year	$18.30	$18.79	$20.51	$19.83	$17.46

Total investment return (b)	4.08%	(0.81%)	10.08%	17.90%	14.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.21%	3.49%	4.06%	3.71%	4.03%
Net expenses	1.02%	1.02%	1.01%	1.04%	1.06%
Portfolio turnover rate	27%	30%	15%	31%	25%
Net assets at end of year (in 000’s)	$574,390	$581,920	$497,591	$397,101	$292,603

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$18.80	$20.52	$19.84	$17.46	$15.93

Net investment income (loss) (a)	0.56	0.65	0.78	0.64	0.62
Net realized and unrealized gain (loss) on investments	(0.16)	(0.99)	0.95	2.44	1.39
Net realized and unrealized gain (loss) on foreign currency transactions	0.28	0.15	0.14	(0.06)	0.14

Total from investment operations	0.68	(0.19)	1.87	3.02	2.15

Less dividends and distributions:
From net investment income	(0.58)	(0.66)	(0.67)	(0.64)	(0.62)
From net realized gain on investments	(0.59)	(0.87)	(0.52)	—	—

Total dividends and distributions	(1.17)	(1.53)	(1.19)	(0.64)	(0.62)

Net asset value at end of year	$18.31	$18.80	$20.52	$19.84	$17.46

Total investment return (b)	3.93%	(0.97%)	9.83%	17.62%	13.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.09%	3.34%	3.89%	3.46%	3.73%
Net expenses	1.16%	1.18%	1.23%	1.32%	1.37%
Portfolio turnover rate	27%	30%	15%	31%	25%
Net assets at end of year (in 000’s)	$153,137	$159,798	$165,088	$168,097	$160,758

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014	2013	2012
Net asset value at beginning of year	$18.89	$20.61	$19.93	$17.54	$15.99

Net investment income (loss) (a)	0.42	0.51	0.63	0.51	0.50
Net realized and unrealized gain (loss) on investments	(0.17)	(0.99)	0.96	2.44	1.40
Net realized and unrealized gain (loss) on foreign currency transactions	0.30	0.15	0.14	(0.06)	0.14

Total from investment operations	0.55	(0.33)	1.73	2.89	2.04

Less dividends and distributions:
From net investment income	(0.45)	(0.52)	(0.53)	(0.50)	(0.49)
From net realized gain on investments	(0.59)	(0.87)	(0.52)	—	—

Total dividends and distributions	(1.04)	(1.39)	(1.05)	(0.50)	(0.49)

Net asset value at end of year	$18.40	$18.89	$20.61	$19.93	$17.54

Total investment return (b)	3.20%	(1.70%)	8.99%	16.74%	12.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34%	2.60%	3.14%	2.73%	2.99%
Net expenses	1.91%	1.93%	1.98%	2.07%	2.12%
Portfolio turnover rate	27%	30%	15%	31%	25%
Net assets at end of year (in 000’s)	$42,253	$44,441	$49,283	$51,138	$51,233

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$18.86	$20.58	$19.90	$17.52	$15.97

Net investment income (loss) (a)	0.42	0.50	0.60	0.49	0.49
Net realized and unrealized gain (loss) on investments	(0.17)	(0.98)	0.98	2.45	1.41
Net realized and unrealized gain (loss) on foreign currency transactions	0.30	0.15	0.15	(0.06)	0.14

Total from investment operations	0.55	(0.33)	1.73	2.88	2.04

Less dividends and distributions:
From net investment income	(0.45)	(0.52)	(0.53)	(0.50)	(0.49)
From net realized gain on investments	(0.59)	(0.87)	(0.52)	—	—

Total dividends and distributions	(1.04)	(1.39)	(1.05)	(0.50)	(0.49)

Net asset value at end of year	$18.37	$18.86	$20.58	$19.90	$17.52

Total investment return (b)	3.15%	(1.70%)	9.01%	16.70%	12.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%	2.58%	3.00%	2.61%	2.88%
Net expenses	1.91%	1.93%	1.98%	2.07%	2.12%
Portfolio turnover rate	27%	30%	15%	31%	25%
Net assets at end of year (in 000’s)	$254,312	$235,811	$131,023	$55,889	$22,444

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$18.95	$20.66	$19.97	$17.57	$16.02

Net investment income (loss) (a)	0.63	0.73	0.87	0.74	0.72
Net realized and unrealized gain (loss) on investments	(0.16)	(0.98)	0.96	2.46	1.40
Net realized and unrealized gain (loss) on foreign currency transactions	0.28	0.15	0.15	(0.06)	0.14

Total from investment operations	0.75	(0.10)	1.98	3.14	2.26

Less dividends and distributions:
From net investment income	(0.65)	(0.74)	(0.77)	(0.74)	(0.71)
From net realized gain on investments	(0.59)	(0.87)	(0.52)	—	—

Total dividends and distributions	(1.24)	(1.61)	(1.29)	(0.74)	(0.71)

Net asset value at end of year	$18.46	$18.95	$20.66	$19.97	$17.57

Total investment return (b)	4.30%	(0.51%)	10.33%	18.25%	14.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.44%	3.75%	4.29%	3.97%	4.28%
Net expenses	0.77%	0.77%	0.76%	0.79%	0.81%
Portfolio turnover rate	27%	30%	15%	31%	25%
Net assets at end of year (in 000’s)	$542,330	$513,629	$430,408	$286,425	$204,611

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

Class R2	Year ended October 31, 2016	February 27, 2015** through October 31, 2015
Net asset value at beginning of period	$18.78	$20.08

Net investment income (loss) (a)	0.55	0.36
Net realized and unrealized gain (loss) on investments	(0.19)	(1.35)
Net realized and unrealized gain (loss) on foreign currency transactions	0.33	0.20

Total from investment operations	0.69	(0.79)

Less dividends and distributions:
From net investment income	(0.59)	(0.51)
From net realized gain on investments	(0.59)	—

Total dividends and distributions	(1.18)	(0.51)

Net asset value at end of period	$18.29	$18.78

Total investment return (b)	3.99%	(3.92	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.03%	2.90	% ††
Net expenses	1.12%	1.12	% ††
Portfolio turnover rate	27%	30%
Net assets at end of period (in 000’s)	$838	$190

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$17.10

Net investment income (loss) (a)	0.35
Net realized and unrealized gain (loss) on investments	(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	2.95

Total from investment operations	1.61

Less dividends:
From net investment income	(0.41)

Net asset value at end of period	$18.30

Total investment return (b)(c)	9.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81%††
Net expenses	1.36%††
Portfolio turnover rate	27%
Net assets at end of period (in 000’s)	$39

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class R3 shares commenced operations on February 29, 2016.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable

34	MainStay Income Builder Fund

inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

35

Notes to Financial Statements (continued)

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, the Fund did not hold any securities that were valued by utilizing significant unobservable inputs.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized

36	MainStay Income Builder Fund

appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly through December 31, 2016, and then monthly, effective January 1, 2017, and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or

37

Notes to Financial Statements (continued)

losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2016, the Fund held an unfunded commitment. (See Note 6)

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the

38	MainStay Income Builder Fund

close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Securities Risk.  The Fund may invest in high-yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium — a higher interest rate or yield than investment grade debt securities — because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAV could go down and you could lose money.

In addition, loan assignments generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also invested in domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

39

Notes to Financial Statements (continued)

Fair value of derivative instruments as of October 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$1,118,557	$1,148,231	$2,266,788
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	5,119,531	—	—	5,119,531

Total Fair Value		$5,119,531	$1,118,557	$1,148,231	$7,386,319

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(3,904,846)	$(4,080,421)	$(7,985,267)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(509,142)	—	—	(509,142)

Total Fair Value		$(509,142)	$(3,904,846)	$(4,080,421)	$(8,494,409)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$20,089,671	$5,829,540	$25,919,211
Forward Contracts	Net realized gain (loss) on foreign currency transactions	12,362,045	—	—	12,362,045

Total Realized Gain (Loss)		$12,362,045	$20,089,671	$5,829,540	$38,281,256

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(21,677,368)	$(3,062,778)	$(24,740,146)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	3,053,842	—	—	3,053,842

Total Change in Unrealized Appreciation (Depreciation)		$3,053,842	$(21,677,368)	$(3,062,778)	$(21,686,304)

40	MainStay Income Builder Fund

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$281,345,275	$67,405,723	$348,750,998
Futures Contracts Short (a)	$—	$—	$(136,917,507)	$(136,917,507)
Forward Contracts Long (b)	$49,427,013	$—	$—	$49,427,013
Forward Contracts Short	$(176,377,579)	$—	$—	$(176,377,579)

(a)	Positions were open five month during the reporting period.

(b)	Positions were open seven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (‘‘MacKay Shields’’ or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment advisor, also serves as a Subadvisor pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Epoch and is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2016, the effective management fee rate was 0.62% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $9,309,748.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the

41

Notes to Financial Statements (continued)

average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Class R2	$306
Class R3	24

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $168,036 and $31,063, respectively.

During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $5,425, $8, $55,157 and $55,730, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$561,378
Investor Class	376,407
Class B	101,318
Class C	572,045
Class I	519,119
Class R2	307
Class R3	23

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$99,153,502	18.3%
Class R2	24,979	3.0
Class R3	27,355	69.4

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$ 8,674,281	$(48,912,541)	$—	$43,825,395	$3,587,135

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions received , mark to market of foreign forward contracts, and mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$ 5,929,344	$(5,927,812)	$(1,532)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), partnerships, Real Estate Investment Trusts (REITs) and return of capital distributions received.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $48,912,541 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$13,265	$35,648

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$49,199,426	$62,132,602
Long-Term Capital Gain	48,169,328	44,756,393
Total	$97,368,754	$106,888,995

42	MainStay Income Builder Fund

Note 5–Restricted Securities

As of October 31, 2016, the Fund held the following restricted security:

Security	Date of Acquisition	Shares	Cost	10/31/16 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	12	$21	$6,425	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Commitments and Contingencies

As of October 31, 2016, the Fund had unfunded commitments pursuant to the following loan agreement:

Borrower	Unfunded Commitments	Unrealized Appreciation
USAGM Hold Co. LLC 2016 Incremental Delayed Draw Term Loan	$222,517	$668

Commitments are available until maturity date.

Note 7–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 9–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 10–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of U.S. government securities were $27,853 and $52, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $492,378 and $369,823, respectively.

Note 11–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	7,841,617	$142,036,049
Shares issued to shareholders in reinvestment of dividends and distributions	1,961,889	34,764,982
Shares redeemed	(9,816,306)	(174,240,150)

Net increase (decrease) in shares outstanding before conversion	(12,800)	(2,560,881)
Shares converted into Class A (See Note 1)	770,848	13,985,721
Shares converted from Class A (See Note 1)	(334,784)	(6,143,586)

Net increase (decrease)	423,264	$10,403,016

Year ended October 31, 2015:
Shares sold	11,978,815	$232,564,766
Shares issued to shareholders in reinvestment of dividends and distributions	2,021,817	38,907,148
Shares redeemed	(7,481,252)	(142,177,899)

Net increase (decrease) in shares outstanding before conversion	6,519,380	129,294,015
Shares converted into Class A (See Note 1)	449,992	8,798,801
Shares converted from Class A (See Note 1)	(270,070)	(4,969,208)

Net increase (decrease)	6,699,302	$133,123,608

43

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	494,203	$8,903,534
Shares issued to shareholders in reinvestment of dividends and distributions	556,615	9,868,926
Shares redeemed	(859,909)	(15,490,433)

Net increase (decrease) in shares outstanding before conversion	190,909	3,282,027
Shares converted into Investor Class (See Note 1)	342,484	6,227,403
Shares converted from Investor Class (See Note 1)	(668,460)	(12,156,033)

Net increase (decrease)	(135,067)	$(2,646,603)

Year ended October 31, 2015:
Shares sold	597,695	$11,699,385
Shares issued to shareholders in reinvestment of dividends and distributions	641,610	12,377,490
Shares redeemed	(928,125)	(17,999,879)

Net increase (decrease) in shares outstanding before conversion	311,180	6,076,996
Shares converted into Investor Class (See Note 1)	482,009	9,039,006
Shares converted from Investor Class (See Note 1)	(340,710)	(6,701,508)

Net increase (decrease)	452,479	$8,414,494

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	458,845	$8,357,411
Shares issued to shareholders in reinvestment of dividends and distributions	120,201	2,138,960
Shares redeemed	(331,239)	(5,985,764)

Net increase (decrease) in shares outstanding before conversion	247,807	4,510,607
Shares converted from Class B (See Note 1)	(304,298)	(5,518,950)

Net increase (decrease)	(56,491)	$(1,008,343)

Year ended October 31, 2015:
Shares sold	502,947	$9,852,271
Shares issued to shareholders in reinvestment of dividends and distributions	160,035	3,114,276
Shares redeemed	(382,243)	(7,404,379)

Net increase (decrease) in shares outstanding before conversion	280,739	5,562,168
Shares converted from Class B (See Note 1)	(319,725)	(6,167,091)

Net increase (decrease)	(38,986)	$(604,923)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	5,044,698	$91,363,749
Shares issued to shareholders in reinvestment of dividends and distributions	608,097	10,807,452
Shares redeemed	(4,294,052)	(77,182,470)

Net increase (decrease) in shares outstanding before conversion	1,358,743	24,988,731
Shares converted from Class C (See Note 1)	(17,464)	(313,665)

Net increase (decrease)	1,341,279	$24,675,066

Year ended October 31, 2015:
Shares sold	8,160,384	$160,686,108
Shares issued to shareholders in reinvestment of dividends and distributions	495,350	9,573,666
Shares redeemed	(2,521,438)	(48,605,712)

Net increase (decrease)	6,134,296	$121,654,062

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	12,617,583	$231,090,238
Shares issued to shareholders in reinvestment of dividends and distributions	1,712,441	30,646,033
Shares redeemed	(12,272,978)	(222,155,199)

Net increase (decrease) in shares outstanding before conversion	2,057,046	39,581,072
Shares converted into Class I (See Note 1)	211,252	3,919,110

Net increase (decrease)	2,268,298	$43,500,182

Year ended October 31, 2015:
Shares sold	12,690,081	$250,178,297
Shares issued to shareholders in reinvestment of dividends and distributions	1,709,758	33,131,319
Shares redeemed	(8,122,322)	(157,391,171)

Net increase (decrease)	6,277,517	$125,918,445

Class R2	Shares	Amount
Year ended October 31, 2016 :
Shares sold	36,303	$664,922
Shares issued to shareholders in reinvestment of dividends and distributions	273	4,910
Shares redeemed	(851)	(15,593)

Net increase (decrease)	35,725	$654,239

Period ended October 31, 2015 (a):
Shares sold	10,070	$193,289
Shares issued to shareholders in reinvestment of dividends and distributions	34	639

Net increase (decrease)	10,104	$193,928

44	MainStay Income Builder Fund

Class R3	Shares	Amount
Period ended October 31, 2016 (b):
Shares sold	2,112	$36,690
Shares issued to shareholders in reinvestment of dividends and distributions	42	767

Net increase (decrease)	2,154	$37,457

(a)	Inception date was February 27, 2015.

(b)	Inception date was February 29, 2016.

Note 12–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

45

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Income Builder Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Income Builder Fund of The MainStay Funds as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

46	MainStay Income Builder Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $48,169,328 as long term capital gain distributions.

For the fiscal year ended October 31, 2016, the Fund designated approximately $25,416,148 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 21.1% to arrive at the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

47

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

48	MainStay Income Builder Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

49

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

50	MainStay Income Builder Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717042 MS316-16	MSIB11-12/16 (NYLIM) NL216

MainStay Global High Income Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	10.43 15.63%	3.95 4.91%	5.76 6.25%	1.23 1.23%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	10.19 15.38	3.77 4.73	5.61 6.10	1.41 1.41
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9.60 14.60	3.65 3.96	5.32 5.32	2.16 2.16
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	13.58 14.58	3.95 3.95	5.32 5.32	2.16 2.16
Class I Shares[4]	No Sales Charge		15.90	5.17	6.51	0.98

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on August 31, 2007, include the historical performance of Class A shares through August 30, 2007, adjusted for certain fees and expenses. Unadjusted, the performance shown for the Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[5]	11.70%	6.56%	7.38%
Average Lipper Emerging Markets Hard Currency Debt Fund[6]	10.53	4.25	6.22

5.	The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Emerging Markets Hard Currency Debt Fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,085.50	$6.40	$1,019.00	$6.19

Investor Class Shares	$1,000.00	$1,083.70	$7.33	$1,018.10	$7.10

Class B Shares	$1,000.00	$1,079.80	$11.24	$1,014.30	$10.89

Class C Shares	$1,000.00	$1,079.70	$11.24	$1,014.30	$10.89

Class I Shares	$1,000.00	$1,085.60	$5.09	$1,020.30	$4.93

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.22% for Class A, 1.40% for Investor Class, 2.15% for Class B and Class C and 0.97% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2016 (Unaudited)

Mexico	8.4%
Russia	6.8
Indonesia	5.7
Brazil	5.5
Peru	5.3
Kazakhstan	4.6
Venezuela	4.1
India	4.0
China	3.4
Sri Lanka	3.4
Turkey	3.1
Croatia	3.0
Dominican Republic	2.8
United States	2.8
Costa Rica	2.4
Hungary	2.3
El Salvador	2.2
Paraguay	2.2
Saudi Arabia	2.1
Uruguay	2.1
Panama	2.0
Ukraine	1.9

Guatemala	1.5%
Argentina	1.4
Pakistan	1.4
United Arab Emirates	1.4
Ghana	1.2
Luxembourg	1.2
Belarus	1.1
Georgia	1.1
Vietnam	1.1
Ivory Coast	1.0
Nigeria	1.0
South Africa	1.0
Hong Kong	0.8
Senegal	0.7
Cameroon, United Republic of	0.6
Gabon	0.6
Israel	0.5
Kenya	0.5
Netherlands	0.5
Other Assets, Less Liabilities	1.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	KazMunayGas National Co. JSC, 4.40%–5.75%, due 4/30/23–4/30/43

2.	Peruvian Government International Bond, 7.35%, due 7/21/25

3.	Sri Lanka Government International Bond, 6.25%, due 10/4/20

4.	Pertamina Persero PT, 5.625%, due 5/20/43

5.	Petrobras Global Finance B.V., 5.375%–8.75%, due 1/27/21–6/5/2115
6.	Croatia Government International Bond, 6.00%–6.375%, due 3/24/21–1/26/24

7.	Dominican Republic International Bond, 6.875%–7.50%, due 5/6/21–1/29/26

8.	Venezuela Government International Bond, 9.25%, due 5/7/28

9.	Turkey Government International Bond, 6.625%–7.375%, due 2/5/25–2/17/45

10.	Hungary Government International Bond, 7.625%, due 3/29/41

8	MainStay Global High Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Global High Income Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Global High Income Fund returned 15.63% for Class A shares, 15.38% for Investor Class shares, 14.60% for Class B shares and 14.58% for Class C shares for the 12 months ended October 31, 2016. Over the same period, the Fund’s Class I shares returned 15.90%. For the 12 months ended October 31, 2016, all share classes outperformed the 11.70% return of the JPMorgan EMBI Global Diversified Index,1 which is the Fund’s broad-based securities-market index, and the 10.53% return of the Average Lipper2 Emerging Markets Hard Currency Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the JPMorgan EMBI Global Diversified Index resulted primarily from its higher beta,3 as well as its local-currency bonds and forwards. In particular, the Fund’s long foreign exchange positions in the Brazilian real, Uruguayan peso, Turkish lira, Russian ruble and Indonesian rupee as well as a short position in the English pound contributed positively to the Fund’s relative performance. (Contributions take weightings and total returns into account.) In contrast, a long position in the Mexican peso modestly detracted from the Fund’s relative performance.

The Fund’s long corporate position in Brazil also added to performance as the political uncertainty surrounding the possible impeachment of the nation’s president was mostly resolved and commodity prices rebounded. Higher commodity prices also helped the Fund’s bond returns in Russia, Venezuela, Indonesia and Kazakhstan. On the other hand, the Fund’s underweight allocations to the Philippines, Ecuador and Malaysia, coupled with an overweight allocation to Mexico, detracted from the Fund’s performance relative to the JPMorgan EMBI Global Diversified Index.

What was the Fund’s duration4 strategy during the reporting period?

Throughout the reporting period, our goal was to maintain the Fund’s duration in line with that of the JPMorgan EMBI Global Diversified Index. As of October 31, 2016, the Fund’s duration was 6.98 years, just slightly longer than the 6.52-year duration of the JPMorgan EMBI Global Diversified Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, there were many events that had to be considered in positioning the Fund. Among these were inconsistent economic data, global central bank monetary policy, volatility in energy prices, China’s slowing economy and a flattening yield curve.5

The most important decision was to keep the Fund’s beta high despite the large sell-off in emerging markets during the first few months of the reporting period. Commodity prices, especially oil prices, had collapsed to levels that seemed to us to be entirely unsustainable for very long, as they were well below most production costs. We took this as an opportunity to purchase some low-cost producers, such as Southern Copper and Norilsk Nickel.

Another important decision was how to handle the political situation in Brazil, which had plunged the country into the worst recession in its history and eventually caused the impeachment of the nation’s president. By the beginning of 2016, the Brazilian real had lost almost half of its value and the interest rate on the local 10-year bond was more than 16%. With an implied real yield of around 8% and a dwindling current account deficit, we felt that the Fund was more than adequately paid for the risk of holding Brazilian local bonds, and we made a purchase for the Fund. We also increased the Fund’s exposure to the national oil company Petrobras, as we felt that the sell-off had been much too severe.

The election of a pragmatic president in Argentina and the subsequent settlement with holders of previously defaulted bonds provided us with the opportunity to invest in both sovereign and provincial bonds at attractive yields. After the sovereign bonds tightened to less attractive yields and economic reforms started to falter somewhat, we sold the bonds at a profit.

A surprise coup attempt in Turkey required us to make some fairly quick decisions. Although it was soon clear that the coup had failed, we determined that the uprising would end up strengthening the president’s power. Given his previous comments on monetary policy, we felt that it would be best to unwind all of the Fund’s local Turkish lira positions.

1.	See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The strongest positive contributors to the Fund’s absolute performance during the reporting period were Brazilian, Venezuelan, Indonesian, Kazakh and Russian bonds. The only bond that caused a significant loss for the Fund during the reporting period was CGG, an oil and geophysical services provider.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased local Brazilian bonds in early 2016 and sold them after they had rallied significantly. The Fund also purchased sovereign dollar denominated bonds from Croatia, Ivory Coast, Ukraine, Saudi Arabia, Pakistan, Guatemala and El Salvador, as well as some high-quality Chinese U.S. dollar-denominated corporate bonds.

Significant sales included corporate bonds issued by Vimplecom, Novatek, Grupo Bimbo, Colombia Telecomm, Banco Continental and some of the Fund’s positions in Pemex and Alrosa. We also sold some of the Fund’s long-dated Hungarian bonds. After the Turkish coup attempt, we sold all of the Fund’s local-currency Turkish bonds and unwound the Fund’s Turkish lira forward position.

How did the Fund’s sector and country weightings change during the reporting period?

The biggest change was the aforementioned reduction of the Fund’s exposure to Turkey because of increased risk. The Fund also significantly reduced its exposure to Hungary and Paraguay as part of our duration-management strategy. During the reporting period, the Fund significantly increased its weightings in Croatia, Saudi Arabia, China and Ukraine.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held an overweight position relative to the JPMorgan EMBI Global Diversified Index in credit risk. As of the same date, the Fund had a close-to-neutral duration in relation to the Index.

In spite of volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations in the credit markets did not change. We believed that economic growth in the United States would continue to be moderate and that the Federal Reserve would remain highly accommodative (though we believed that a future Federal Reserve increase in the federal funds target range remained likely). Our central belief was that monetary policy would play a critical role in the creation of credit and that the Federal Reserve retained the ability to control monetary policy through its influence on short-term interest rates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Global High Income Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value

Long-Term Bonds 95.9%† Corporate Bonds 45.0%
Brazil 5.5%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)	$1,500,000	$1,557,000
Braskem America Finance Co. 7.125%, due 7/22/41 (a)	1,500,000	1,555,320
♦Petrobras Global Finance B.V.
5.375%, due 1/27/21	3,000,000	2,970,600
6.85%, due 6/5/2115	1,000,000	850,000
8.75%, due 5/23/26	2,000,000	2,253,000
Vale Overseas, Ltd. 6.875%, due 11/21/36	1,800,000	1,815,210

		11,001,130

China 3.4%
Alibaba Group Holding, Ltd. 4.50%, due 11/28/34	2,000,000	2,107,300
JD.com, Inc. 3.875%, due 4/29/26	1,500,000	1,458,431
Proven Honour Capital, Ltd. Series Reg S 4.125%, due 5/19/25	1,500,000	1,569,960
Tencent Holdings, Ltd. Series Reg S 3.80%, due 2/11/25	1,500,000	1,585,855

		6,721,546

Hong Kong 0.8%
MCE Finance, Ltd. 5.00%, due 2/15/21 (a)	1,500,000	1,499,886

India 4.0%
Bharti Airtel International Netherlands B.V. Series Reg S 5.125%, due 3/11/23	2,000,000	2,150,298
Glenmark Pharmaceuticals, Ltd. Series Reg S 4.50%, due 8/2/21	1,000,000	1,004,847
ICICI Bank, Ltd. 6.375%, due 4/30/22 (a)(b)	1,000,000	1,013,613
Reliance Holding USA, Inc. 5.40%, due 2/14/22 (a)	1,000,000	1,116,173
Tata Motors, Ltd. Series Reg S 5.75%, due 10/30/24	1,500,000	1,623,750
Vedanta Resources PLC 8.25%, due 6/7/21 (a)	1,005,000	1,028,919

		7,937,600

	Principal Amount	Value

Indonesia 4.9%
♦Pertamina Persero PT 5.625%, due 5/20/43 (a)	$6,700,000	$6,720,683
Perusahaan Listrik Negara PT Series Reg S 5.25%, due 10/24/42	3,000,000	2,983,500

		9,704,183

Israel 0.5%
Delek & Avner Tamar Bond, Ltd. 5.412%, due 12/30/25 (a)	1,000,000	1,065,000

Kazakhstan 4.6%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)	1,000,000	1,062,500
♦KazMunayGas National Co. JSC
4.40%, due 4/30/23 (a)	6,000,000	6,063,000
5.75%, due 4/30/43 (a)	2,000,000	2,005,000

		9,130,500

Luxembourg 1.2%
Minerva Luxembourg S.A. 6.50%, due 9/20/26 (a)	2,375,000	2,326,075

Mexico 7.6%
Banco Nacional de Comercio Exterior SNC 3.80%, due 8/11/26 (a)(b)	4,000,000	3,960,000
Cemex Finance LLC 6.00%, due 4/1/24 (a)	2,000,000	2,070,000
Comision Federal de Electricidad 4.875%, due 1/15/24 (a)	2,000,000	2,080,000
Grupo Televisa S.A.B.
4.625%, due 1/30/26	1,500,000	1,600,036
6.125%, due 1/31/46	1,000,000	1,091,315
Petroleos Mexicanos 5.625%, due 1/23/46	5,000,000	4,323,750

		15,125,101

Netherlands 0.5%
Samvardhana Motherson Automotive Systems Group B.V. Series Reg S 4.875%, due 12/16/21	1,000,000	1,017,500

Peru 1.3%
Banco de Credito del 4.25%, due 4/1/23 (a)	1,000,000	1,072,500
Southern Copper Corp. 5.875%, due 4/23/45	1,500,000	1,498,581

		2,571,081

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Russia 5.1%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)	$1,500,000	$1,702,725
Gazprom OAO via Gaz Capital S.A. Series Reg S 8.625%, due 4/28/34	1,500,000	1,925,625
Lukoil International Finance B.V. 6.656%, due 6/7/22 (a)	1,000,000	1,122,256
Metalloinvest Finance DAC Series Reg S 5.625%, due 4/17/20	2,000,000	2,080,000
MMC Norilsk Nickel OJSC via MMC Finance DAC 6.625%, due 10/14/22 (a)	1,500,000	1,672,500
VimpelCom Holdings B.V. 7.504%, due 3/1/22 (a)	1,500,000	1,656,015

		10,159,121

Saudi Arabia 1.0%
Saudi Electricity Global Sukuk Co. 4.00%, due 4/8/24 (a)	2,000,000	2,068,400

South Africa 1.0%
Eskom Holdings SOC, Ltd. 7.125%, due 2/11/25 (a)	2,000,000	2,069,280

Turkey 0.7%
Arcelik A.S. 5.00%, due 4/3/23 (a)	1,500,000	1,472,700

United Arab Emirates 1.4%
Abu Dhabi National Energy Co. PJSC 3.625%, due 1/12/23 (a)	2,750,000	2,802,377

Venezuela 1.5%
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22	5,000,000	2,962,500

Total Corporate Bonds (Cost $89,025,939)		89,633,980

Government & Federal Agencies 50.9%
Argentina 1.4%
City of Buenos Aires Argentina 8.95%, due 2/19/21 (a)	1,000,000	1,127,500
Provincia de Buenos Aires 9.125%, due 3/16/24 (a)	1,500,000	1,661,250

		2,788,750

	Principal Amount	Value

Belarus 1.1%
Republic of Belarus International Bond Series Reg S 8.95%, due 1/26/18	$2,000,000	$2,099,172

Cameroon, United Republic Of 0.6%
Republic of Cameroon International Bond 9.50%, due 11/19/25 (a)	1,000,000	1,112,820

Costa Rica 2.4%
Costa Rica Government International Bond 7.158%, due 3/12/45 (a)	2,000,000	2,090,000
Instituto Costarricense de Electricidad 6.375%, due 5/15/43 (a)	3,000,000	2,590,950

		4,680,950

Croatia 3.0%
♦Croatia Government International Bond Series Reg S 6.00%, due 1/26/24	3,250,000	3,667,625
6.375%, due 3/24/21 (a)	2,000,000	2,220,000

		5,887,625

Dominican Republic 2.8%
♦Dominican Republic International Bond
6.875%, due 1/29/26 (a)	1,500,000	1,661,250
Series Reg S 7.50%, due 5/6/21	3,500,000	3,850,700

		5,511,950

El Salvador 2.2%
El Salvador Government International Bond 7.75%, due 1/24/23 (a)	4,000,000	4,370,000

Gabon 0.6%
Gabon Government International Bond 6.375%, due 12/12/24 (a)	1,296,000	1,188,147

Georgia 1.1%
Georgia Government International Bond Series Reg S 6.875%, due 4/12/21	2,000,000	2,230,080

Ghana 1.2%
Ghana Government International Bond 10.75%, due 10/14/30 (a)	2,000,000	2,354,600

12	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Government & Federal Agencies (continued)
Guatemala 1.5%
Guatemala Government Bond 4.50%, due 5/3/26 (a)		$3,000,000	$3,075,000

Hungary 2.3%
♦Hungary Government International Bond 7.625%, due 3/29/41		3,000,000	4,572,000

Indonesia 0.8%
Indonesia Government International Bond 5.125%, due 1/15/45 (a)		1,500,000	1,632,420

Ivory Coast 1.0%
Ivory Coast Government International Bond Series Reg S 5.75%, due 12/31/32 (c)		1,980,000	1,939,529

Kenya 0.5%
Kenya Government International Bond 6.875%, due 6/24/24 (a)		1,000,000	997,500

Mexico 0.8%
Mexican Bonos 7.75%, due 11/13/42	MXN	27,500,000	1,629,079

Nigeria 1.0%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21		$2,000,000	1,988,880

Pakistan 1.4%
Pakistan Government International Bond 8.25%, due 9/30/25 (a)		2,500,000	2,837,735

Panama 2.0%
Panama Government International Bond 6.70%, due 1/26/36		3,058,000	4,063,318

Paraguay 2.2%
Paraguay Government International Bond 6.10%, due 8/11/44 (a)		4,000,000	4,420,000

	Principal Amount		Value

Peru 4.0%
♦Peruvian Government International Bond 7.35%, due 7/21/25		$5,800,000	$7,931,500

Russia 1.7%
Russian Federal Bond-OFZ 7.00%, due 1/25/23	RUB	230,000,000	3,360,430

Saudi Arabia 1.1%
Saudi Government International Bond 4.50%, due 10/26/46 (a)		$2,200,000	2,164,250

Senegal 0.7%
Senegal Government International Bond 8.75%, due 5/13/21 (a)		1,250,000	1,411,300

Sri Lanka 3.4%
♦ Sri Lanka Government International Bond 6.25%, due 10/4/20 (a)		6,500,000	6,792,506

Turkey 2.4%
♦Turkey Government International Bond
6.625%, due 2/17/45		2,000,000	2,241,820
7.375%, due 2/5/25		2,225,000	2,606,096

			4,847,916

Ukraine 1.9%
Ukraine Government International Bond Series Reg S 7.75%, due 9/1/26		4,000,000	3,813,200

Uruguay 2.1%
Uruguay Government International Bond 4.375%, due 12/15/28	UYU	128,564,292	4,169,101

Venezuela 2.6%
♦Venezuela Government International Bond Series Reg S 9.25%, due 5/7/28		$11,095,000	5,142,532

Vietnam 1.1%
Vietnam Government International Bond 6.75%, due 1/29/20 (a)		2,000,000	2,227,710

Total Government & Federal Agencies (Cost $102,099,506)			101,240,000

Total Long-Term Bonds (Cost $191,125,445)			190,873,980

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value

Short-Term Investment 2.8%
Repurchase Agreement 2.8%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $5,516,865 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 12/31/18, with a Principal Amount of $5,525,000 and a Market Value of $5,628,594)	$5,516,860	$5,516,860

Total Short-Term Investment (Cost $5,516,860)		5,516,860

Total Investments (Cost $196,642,305) (d)	98.7%	196,390,840
Other Assets, Less Liabilities	1.3	2,637,762
Net Assets	100.0%	$199,028,602
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2016.

(d)	As of October 31, 2016, cost was $196,642,305 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$10,243,411
Gross unrealized depreciation	(10,494,876)

Net unrealized depreciation	$(251,465)

As of October 31, 2016, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Argentine Peso vs. U.S. Dollar	1/12/17	Barclays Bank PLC	ARS	33,100,000	$2,000,000	$94,605

The following abbreviations are used in the preceding pages:

ARS—Argentine Peso

MXN—Mexican Peso

RUB—New Russian Ruble

UYU—Uruguayam Peso

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$89,633,980	$—	$89,633,980
Government & Federal Agencies	—	101,240,000	—	101,240,000

Total Long-Term Bonds	—	190,873,980	—	190,873,980

Short-Term Investment
Repurchase Agreement	—	5,516,860	—	5,516,860

Total Investments in Securities	—	196,390,840	—	196,390,840

Other Financial Investments
Foreign Currency Forward Contracts (b)	—	94,605	—	94,605

Total Investments in Securities and Other Financial Instruments	$—	$196,485,445	$—	$196,485,445

14	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $196,642,305)	$196,390,840
Cash denominated in foreign currencies (identified cost $273,675)	277,841
Cash	15,938
Due from custodian	1,005,281
Receivables:
Interest	3,164,919
Fund shares sold	134,372
Other assets	33,199
Unrealized appreciation on foreign currency forward contracts	94,605

Total assets	201,116,995

Liabilities
Payables:
Investment securities purchased	1,005,281
Fund shares redeemed	695,785
Manager (See Note 3)	123,653
NYLIFE Distributors (See Note 3)	68,005
Transfer agent (See Note 3)	63,011
Shareholder communication	20,072
Professional fees	14,012
Custodian	6,505
Trustees	576
Accrued expenses	4,467
Dividend payable	87,026

Total liabilities	2,088,393

Net assets	$199,028,602

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$189,621
Additional paid-in capital	209,998,880

210,188,501
Distributions in excess of net investment income	(87,026)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,922,661)
Net unrealized appreciation (depreciation) on investments	(251,465)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	101,253

Net assets	$199,028,602

Class A
Net assets applicable to outstanding shares	$109,656,536

Shares of beneficial interest outstanding	10,425,319

Net asset value per share outstanding	$10.52
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.02

Investor Class
Net assets applicable to outstanding shares	$32,317,528

Shares of beneficial interest outstanding	3,045,356

Net asset value per share outstanding	$10.61
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.11

Class B
Net assets applicable to outstanding shares	$7,506,041

Shares of beneficial interest outstanding	726,260

Net asset value and offering price per share outstanding	$10.34

Class C
Net assets applicable to outstanding shares	$35,789,003

Shares of beneficial interest outstanding	3,458,384

Net asset value and offering price per share outstanding	$10.35

Class I
Net assets applicable to outstanding shares	$13,759,494

Shares of beneficial interest outstanding	1,306,757

Net asset value and offering price per share outstanding	$10.53

16	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$12,870,558

Expenses
Manager (See Note 3)	1,345,743
Distribution/Service—Class A (See Note 3)	255,403
Distribution/Service—Investor Class (See Note 3)	65,278
Distribution/Service—Class B (See Note 3)	75,236
Distribution/Service—Class C (See Note 3)	359,899
Transfer agent (See Note 3)	367,206
Professional fees	85,741
Registration	75,928
Shareholder communication	51,444
Custodian	18,113
Trustees	4,881
Miscellaneous	12,875

Total expenses	2,717,747
Reimbursement from custodian (a)	(16,225)

Net expenses	2,701,522

Net investment income (loss)	10,169,036

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(5,453,643)
Foreign currency transactions	601,208

Net realized gain (loss) on investments and foreign currency transactions	(4,852,435)

Net change in unrealized appreciation (depreciation) on:
Investments	21,197,702
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(335,229)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	20,862,473

Net realized and unrealized gain (loss) on investments and foreign currency transactions	16,010,038

Net increase (decrease) in net assets resulting from operations	$26,179,074

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,169,036	$12,881,395
Net realized gain (loss) on investments and foreign currency transactions	(4,852,435)	(12,918,028)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	20,862,473	(20,477,578)

Net increase (decrease) in net assets resulting from operations	26,179,074	(20,514,211)

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,052,218)	(6,877,345)
Investor Class	(720,130)	(1,500,044)
Class B	(159,726)	(518,158)
Class C	(761,686)	(2,408,638)
Class I	(461,915)	(1,867,520)

	(5,155,675)	(13,171,705)

From net realized gain on investments:
Class A	—	(2,501,548)
Investor Class	—	(521,541)
Class B	—	(226,277)
Class C	—	(1,063,929)
Class I	—	(766,119)

	—	(5,079,414)

From return of capital:
Class A	(2,444,690)	(641,964)
Investor Class	(614,458)	(149,976)
Class B	(178,909)	(55,741)
Class C	(856,147)	(257,923)
Class I	(323,340)	(152,478)

	(4,417,544)	(1,258,082)

Total dividends and distributions to shareholders	(9,573,219)	(19,509,201)

Capital share transactions:
Net proceeds from sale of shares	57,677,054	31,891,380
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	8,162,955	15,588,807
Cost of shares redeemed	(69,864,186)	(90,178,570)

Increase (decrease) in net assets derived from capital share transactions	(4,024,177)	(42,698,383)

Net increase (decrease) in net assets	12,581,678	(82,721,795)

	2016	2015
Net Assets
Beginning of year	186,446,924	269,168,719

End of year	$199,028,602	$186,446,924

Distributions in excess of net investment income at end of year	$(87,026)	$(576,802)

18	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$9.60		$11.38	$11.52	$12.62	$11.83

Net investment income (loss) (a)	0.57		0.62	0.68	0.68	0.62
Net realized and unrealized gain (loss) on investments	0.87		(1.51)	(0.14)	(0.93)	1.11
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.02	(0.00)‡	0.01	0.02

Total from investment operations	1.45		(0.87)	0.54	(0.24)	1.75

Less dividends and distributions:
From net investment income	(0.29)		(0.63)	(0.65)	(0.86)	(0.64)
From net realized gain on investments	—		(0.22)	(0.03)	—	(0.32)
Return of capital	(0.24)		(0.06)	—	—	—

Total dividends and distributions	(0.53)		(0.91)	(0.68)	(0.86)	(0.96)

Net asset value at end of year	$10.52		$9.60	$11.38	$11.52	$12.62

Total investment return (b)	15.63%		(7.54%)	4.85%	(1.98%)	15.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.70	%(c)	6.18%	5.88%	5.58%	5.22%
Net expenses	1.22	%(d)	1.23%	1.17%	1.16%	1.17%
Portfolio turnover rate	38%		19%	20%	36%	31%
Net assets at end of year (in 000’s)	$109,657		$98,573	$132,654	$152,832	$179,430

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.23%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$9.68		$11.46	$11.60	$12.71	$11.90

Net investment income (loss) (a)	0.55		0.61	0.66	0.67	0.61
Net realized and unrealized gain (loss) on investments	0.88		(1.52)	(0.14)	(0.94)	1.12
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.02	(0.00)‡	0.01	0.02

Total from investment operations	1.44		(0.89)	0.52	(0.26)	1.75

Less dividends and distributions:
From net investment income	(0.27)		(0.61)	(0.63)	(0.85)	(0.62)
From net realized gain on investments	—		(0.22)	(0.03)	—	(0.32)
Return of capital	(0.24)		(0.06)	—	—	—

Total dividends and distributions	(0.51)		(0.89)	(0.66)	(0.85)	(0.94)

Net asset value at end of year	$10.61		$9.68	$11.46	$11.60	$12.71

Total investment return (b)	15.38%		(7.66%)	4.64%	(2.18%)	15.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.50	%(c)	6.01%	5.71%	5.49%	5.10%
Net expenses	1.42	%(d)	1.41%	1.34%	1.30%	1.29%
Portfolio turnover rate	38%		19%	20%	36%	31%
Net assets at end of year (in 000’s)	$32,318		$25,130	$27,033	$27,918	$27,165

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.43%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016		2015	2014	2013	2012
Net asset value at beginning of year	$9.44		$11.20	$11.35	$12.45	$11.68

Net investment income (loss) (a)	0.47		0.52	0.56	0.56	0.51
Net realized and unrealized gain (loss) on investments	0.86		(1.48)	(0.13)	(0.91)	1.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.02	(0.00)‡	0.01	0.02

Total from investment operations	1.34		(0.94)	0.43	(0.34)	1.62

Less dividends and distributions:
From net investment income	(0.20)		(0.54)	(0.55)	(0.76)	(0.53)
From net realized gain on investments	—		(0.22)	(0.03)	—	(0.32)
Return of capital	(0.24)		(0.06)	—	—	—

Total dividends and distributions	(0.44)		(0.82)	(0.58)	(0.76)	(0.85)

Net asset value at end of year	$10.34		$9.44	$11.20	$11.35	$12.45

Total investment return (b)	14.60%		(8.36%)	3.87%	(2.89%)	14.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.78	%(c)	5.24%	4.97%	4.70%	4.35%
Net expenses	2.17	%(d)	2.16%	2.09%	2.05%	2.04%
Portfolio turnover rate	38%		19%	20%	36%	31%
Net assets at end of year (in 000’s)	$7,506		$8,111	$12,109	$15,290	$20,101

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.18%.

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$9.45		$11.22	$11.37	$12.46	$11.69

Net investment income (loss) (a)	0.47		0.52	0.56	0.56	0.51
Net realized and unrealized gain (loss) on investments	0.86		(1.49)	(0.13)	(0.90)	1.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.02	(0.00)‡	0.01	0.02

Total from investment operations	1.34		(0.95)	0.43	(0.33)	1.62

Less dividends and distributions:
From net investment income	(0.20)		(0.54)	(0.55)	(0.76)	(0.53)
From net realized gain on investments	—		(0.22)	(0.03)	—	(0.32)
Return of capital	(0.24)		(0.06)	—	—	—

Total dividends and distributions	(0.44)		(0.82)	(0.58)	(0.76)	(0.85)

Net asset value at end of year	$10.35		$9.45	$11.22	$11.37	$12.46

Total investment return (b)	14.58%		(8.43%)	3.87%	(2.80%)	14.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.77	%(c)	5.24%	4.97%	4.69%	4.35%
Net expenses	2.17	%(d)	2.16%	2.09%	2.05%	2.04%
Portfolio turnover rate	38%		19%	20%	36%	31%
Net assets at end of year (in 000’s)	$35,789		$37,808	$56,199	$68,629	$91,002

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.18%.

20	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$9.61		$11.39	$11.53	$12.63	$11.84

Net investment income (loss) (a)	0.59		0.65	0.71	0.71	0.66
Net realized and unrealized gain (loss) on investments	0.88		(1.52)	(0.14)	(0.93)	1.10
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.02	(0.00)‡	0.01	0.02

Total from investment operations	1.48		(0.85)	0.57	(0.21)	1.78

Less dividends and distributions:
From net investment income	(0.32)		(0.65)	(0.68)	(0.89)	(0.67)
From net realized gain on investments	—		(0.22)	(0.03)	—	(0.32)
Return of capital	(0.24)		(0.06)	—	—	—

Total dividends and distributions	(0.56)		(0.93)	(0.71)	(0.89)	(0.99)

Net asset value at end of year	$10.53		$9.61	$11.39	$11.53	$12.63

Total investment return (b)	15.90%		(7.30%)	5.11%	(1.73%)	15.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.96	%(c)	6.38%	6.13%	5.86%	5.47%
Net expenses	0.97	%(d)	0.98%	0.92%	0.91%	0.92%
Portfolio turnover rate	38%		19%	20%	36%	31%
Net assets at end of year (in 000’s)	$13,759		$16,825	$41,174	$43,678	$48,852

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.98%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Global High Income Fund (the “Fund”), a diversified fund as that term is defined in the 1940 Act as Interpreted or modified by regulatory authorities having jurisdiction from time to time.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification

Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

22	MainStay Global High Income Fund

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities

23

Notes to Financial Statements (continued)

valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities often are valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

24	MainStay Global High Income Fund

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the

25

Notes to Financial Statements (continued)

forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(M)  High Yield and General Debt Securities Risk.  The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund also entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$94,605	$94,605

Total Fair Value		$94,605	$94,605

26	MainStay Global High Income Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 310, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$1,106,789	$1,106,789

Total Realized Gain (Loss)		$1,106,789	$1,106,789

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(345,053)	$(345,053)

Total Change in Unrealized Appreciation (Depreciation)		$(345,053)	$(345,053)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$14,545,469	$14,545,469
Forward Contracts Short	$(14,453,747)	$(14,453,747)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2016, the effective management fee rate was 0.72% inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

During the year ended October 31, 2016 New York Life Investments earned fees from the Fund in the amount of $1,345,743.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $25,580 and $6,547, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $3,779, $14, $22,722 and $6,921, respectively.

27

Notes to Financial Statements (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$128,312
Investor Class	82,613
Class B	23,981
Class C	114,626
Class I	17,674

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$5,601,741	5.1%

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(10,922,661)	$(87,026)	$(150,212)	$(11,159,899)

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(4,523,585)	$4,523,585	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss).

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $10,922,661 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$416	$10,507

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$5,155,675	$13,171,711
Long-Term Capital Gain	—	5,079,408
Return of Capital	4,417,544	1,258,082
Total	$9,573,219	$19,509,201

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

28	MainStay Global High Income Fund

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $67,922 and $68,941, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	3,503,620	$35,621,956
Shares issued to shareholders in reinvestment of dividends and distributions	481,703	4,776,515
Shares redeemed	(4,050,073)	(40,976,204)

Net increase (decrease) in shares outstanding before conversion	(64,750)	(577,733)
Shares converted into Class A (See Note 1)	279,282	2,834,047
Shares converted from Class A (See Note 1)	(57,052)	(572,828)

Net increase (decrease)	157,480	$1,683,486

Year ended October 31, 2015:
Shares sold	1,799,031	$17,961,990
Shares issued to shareholders in reinvestment of dividends and distributions	893,305	8,785,725
Shares redeemed	(3,940,974)	(39,369,178)

Net increase (decrease) in shares outstanding before conversion	(1,248,638)	(12,621,463)
Shares converted into Class A (See Note 1)	67,815	673,223
Shares converted from Class A (See Note 1)	(211,447)	(2,045,040)

Net increase (decrease)	(1,392,270)	$(13,993,280)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	855,021	$9,110,002
Shares issued to shareholders in reinvestment of dividends and distributions	130,823	1,308,977
Shares redeemed	(389,117)	(3,894,045)

Net increase (decrease) in shares outstanding before conversion	596,727	6,524,934
Shares converted into Investor Class (See Note 1)	123,330	1,238,250
Shares converted from Investor Class (See Note 1)	(270,240)	(2,767,491)

Net increase (decrease)	449,817	$4,995,693

Year ended October 31, 2015:
Shares sold	232,196	$2,336,797
Shares issued to shareholders in reinvestment of dividends and distributions	215,625	2,135,643
Shares redeemed	(453,712)	(4,564,154)

Net increase (decrease) in shares outstanding before conversion	(5,891)	(91,714)
Shares converted into Investor Class (See Note 1)	297,117	2,924,492
Shares converted from Investor Class (See Note 1)	(53,620)	(537,370)

Net increase (decrease)	237,606	$2,295,408

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	98,628	$964,043
Shares issued to shareholders in reinvestment of dividends and distributions	31,332	304,370
Shares redeemed	(186,521)	(1,794,524)

Net increase (decrease) in shares outstanding before conversion	(56,561)	(526,111)
Shares converted from Class B (See Note 1)	(76,204)	(739,652)

Net increase (decrease)	(132,765)	$(1,265,763)

Year ended October 31, 2015:
Shares sold	108,157	$1,065,045
Shares issued to shareholders in reinvestment of dividends and distributions	70,065	677,601
Shares redeemed	(296,341)	(2,928,296)

Net increase (decrease) in shares outstanding before conversion	(118,119)	(1,185,650)
Shares converted from Class B (See Note 1)	(103,561)	(1,015,305)

Net increase (decrease)	(221,680)	$(2,200,955)

29

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	519,985	$5,052,581
Shares issued to shareholders in reinvestment of dividends and distributions	137,661	1,340,368
Shares redeemed	(1,198,526)	(11,609,014)

Net increase (decrease)	(540,880)	$(5,216,065)

Year ended October 31, 2015:
Shares sold	480,190	$4,783,294
Shares issued to shareholders in reinvestment of dividends and distributions	302,893	2,932,707
Shares redeemed	(1,794,067)	(17,761,085)

Net increase (decrease)	(1,010,984)	$(10,045,084)

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	685,551	$6,928,472
Shares issued to shareholders in reinvestment of dividends and distributions	43,563	432,725
Shares redeemed	(1,174,000)	(11,590,399)

Net increase (decrease) in shares outstanding before conversion	(444,886)	(4,229,202)
Shares converted into class I (See Note 1)	764	7,674

Net increase (decrease)	(444,122)	$(4,221,528)

Year ended October 31, 2015:
Shares sold	575,348	$5,744,254
Shares issued to shareholders in reinvestment of dividends and distributions	107,215	1,057,131
Shares redeemed	(2,547,102)	(25,555,857)

Net increase (decrease)	(1,864,539)	$(18,754,472)

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”)

intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

30	MainStay Global High Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

31

Federal Income Tax Information

(Unaudited)

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Global High Income Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

34	MainStay Global High Income Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay Global High Income Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717391 MS316-16	MSGH11-12/16 (NYLIM) NL218

MainStay International Equity Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.46 0.05%	4.36 5.55%	0.99 1.56%	1.33 1.33%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.78 –0.30	4.00 5.18	0.71 1.29	1.68 1.68
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–6.01 –1.06	4.06 4.39	0.51 0.51	2.43 2.43
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.05 –1.06	4.39 4.39	0.52 0.52	2.43 2.43
Class I Shares	No Sales Charge		0.29	5.80	1.86	1.08
Class R1 Shares	No Sales Charge		0.18	5.71	1.77	1.18
Class R2 Shares	No Sales Charge		–0.07	5.44	1.51	1.43
Class R3 Shares	No Sales Charge		–0.30	5.18	1.26	1.68

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above (if any) changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[4]	0.22%	3.64%	1.61%
MSCI EAFE® Index[5]	–3.23	4.99	1.22
Average Lipper International Multi-Cap Growth Fund[6]	–1.42	5.19	1.66

4.

The Fund has selected the MSCI ACWI® Ex U.S. as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Average Lipper International Multi-Cap Growth Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,012.70	$6.73	$1,018.50	$6.75

Investor Class Shares	$1,000.00	$1,011.30	$8.54	$1,016.60	$8.57

Class B Shares	$1,000.00	$1,007.50	$12.31	$1,012.90	$12.35

Class C Shares	$1,000.00	$1,006.70	$12.31	$1,012.90	$12.35

Class I Shares	$1,000.00	$1,014.20	$5.47	$1,019.70	$5.48

Class R1 Shares	$1,000.00	$1,013.50	$5.97	$1,019.20	$5.99

Class R2 Shares	$1,000.00	$1,012.70	$7.23	$1,017.90	$7.25

Class R3 Shares	$1,000.00	$1,011.30	$8.49	$1,016.70	$8.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.33% for Class A, 1.69% for Investor Class, 2.44% for Class B and Class C, 1.08% for Class I, 1.18% for Class R1, 1.43% for Class R2 and 1.68% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2016 (Unaudited)

Japan	16.3%
United Kingdom	12.1
United States	11.7
China	8.1
Germany	7.4
Switzerland	7.3
India	6.1
Israel	4.9
Ireland	4.8
Belgium	3.3
Jordan	2.6

Sweden	2.1%
Denmark	2.0
Italy	1.8
Spain	1.8
South Africa	1.6
Thailand	1.5
Netherlands	1.4
Australia	0.6
Other Assets, Less Liabilities	2.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Check Point Software Technologies, Ltd.

2.	Tsuruha Holdings, Inc.

3.	Fresenius Medical Care A.G. & Co. KGaA

4.	Start Today Co., Ltd.

5.	TE Connectivity, Ltd.
6.	NetEase, Inc.

7.	Accenture PLC Class A

8.	LivaNova PLC

9.	CyberAgent, Inc.

10.	Yes Bank, Ltd.

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay International Equity Fund returned 0.05% for Class A shares, –0.30% for Investor Class shares and –1.06% for Class B and Class C shares for the 12 months ended October 31, 2016. Over the same period, the Fund’s Class I shares returned 0.29%, Class R1 shares returned 0.18%, Class R2 shares returned –0.07% and Class R3 shares returned –0.30%. For the 12 months ended October 31, 2016, Class I shares outperformed—and all other share classes underperformed—the 0.22% return of the MSCI ACWI® Ex U.S.,1 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.23% return of the MSCI EAFE® Index,1 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2016, all share classes outperformed the –1.42% return of the Average Lipper2 International Multi-Cap Growth Fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance benefited from positive stock selection, while country and sector allocation detracted from performance relative to the MSCI ACWI® Ex U.S. The positive effect of stock selection on a country basis was driven by notable strength in Japan, China and Switzerland. Stock selection on a sector basis also had a positive impact on the Fund’s relative performance, with the consumer discretionary, financials and consumer staples sectors being the largest alpha3 contributors. (Contributions take weightings and total returns into account.) The negative effect from sector allocation was mainly the result of the Fund’s overweight allocation relative to the MSCI ACWI® Ex U.S. in the health care sector, though underweight positions in the energy and materials sectors also detracted from relative performance. The negative effect from country allocation resulted primarily from the Fund’s overweight position relative to the Index in Ireland, though overweight exposure to Israel and underweight (zero) exposure to Canada also detracted from the Fund’s relative performance.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S. were the consumer discretionary, financials and consumer staples sectors. All three sectors benefited from favorable stock selection. The financials and consumer staples sectors also benefited from favorable allocation effects, while the allocation effect for consumer discretionary was modestly negative. The Fund held underweight positions in the financials and consumer staples sectors, both of which underperformed the MSCI ACWI® Ex U.S. The Fund held an overweight position in the consumer discretionary sector, which also underperformed the benchmark.

The sectors that made the weakest contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S. were health care, energy and materials. All three sectors suffered from unfavorable allocation effects, even though stock selection was positive in health care and materials. The effect of stock selection was zero for the energy sector, since the Fund had no exposure to that sector. The Fund held an overweight position relative to the MSCI ACWI® Ex U.S. in the underperforming health care sector—and underweight positions in the energy and materials sectors, both of which outperformed the Index.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Chinese online gaming and services company NetEase, Japanese online apparel shopping-site operator Start Today and Japanese drug store chain manager Tsuruha Holdings. All three companies outperformed the MSCI ACWI® Ex U.S. as they continued to provide strong growth and strategy execution relative to market expectations.

The most significant detractors from the Fund’s absolute performance were Irish private label over-the-counter pharmaceutical company Perrigo, U.K. hospitality group Whitbread and Danish diabetes care provider Novo Nordisk. Perrigo suffered from weak earnings guidance and the surprise departure of the company’s CEO. Whitbread’s underperformance resulted from concern over the group’s organic growth potential, particularly in the wake of Britain’s decision to leave the European Union. Novo Nordisk suffered after the company reduced its earnings outlook on the back of pricing pressure in its key U.S. market.

Did the Fund make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included U.K. medical device company LivaNova and Belgian biopharma-ceutical company UCB.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

During the reporting period, the Fund sold its position in U.K.-listed international brewer SABMiller when the company was acquired by peer Anheuser-Busch InBev. The Fund also sold U.K. microprocessor intellectual property developer ARM Holdings when the company was acquired by Japanese multinational telecommunications and Internet company SoftBank.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the health care and financials sectors. Over the same period, the Fund reduced its exposure to the industrials and information technology sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held overweight positions relative to the MSCI ACWI® Ex U.S. in the health care, information technology and consumer discretionary sectors. As of the same date, the Fund held underweight positions in the financials, industrials and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Equity Fund

Portfolio of Investments October 31, 2016

	Shares	Value
Common Stocks 95.9%†
Australia 0.6%
Gateway Lifestyle (Real Estate Management & Development)	857,875	$1,513,998

Belgium 3.3%
Ontex Group N.V. (Personal Products)	120,870	3,654,810
UCB S.A. (Pharmaceuticals)	79,694	5,396,895

		9,051,705

China 8.1%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	26,557	4,696,871
China Biologic Products, Inc. (Biotechnology) (a)	45,159	5,333,730
CT Environmental Group, Ltd. (Water Utilities)	4,256,000	1,196,315
♦NetEase, Inc., ADR (Internet Software & Services)	42,387	10,893,035

		22,119,951

Denmark 2.0%
Novo Nordisk A/S Class B (Pharmaceuticals)	150,676	5,390,339

Germany 7.4%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	152,476	12,421,312
United Internet A.G. Registered (Internet Software & Services)	186,617	7,659,673

		20,080,985

India 6.1%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	250,006	5,154,608
Lupin, Ltd. (Pharmaceuticals)	153,547	3,494,590
♦Yes Bank, Ltd. (Banks)	424,552	8,027,435

		16,676,633

Ireland 4.8%
Experian PLC (Professional Services)	329,754	6,348,929
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	33,862	3,505,321
Shire PLC (Biotechnology)	56,992	3,243,759

		13,098,009

Israel 4.9%
♦Check Point Software Technologies, Ltd. (Software) (a)	158,471	13,400,308

Italy 1.8%
De’Longhi S.p.A. (Household Durables)	80,375	1,881,100

	Shares	Value
Italy (continued)
DiaSorin S.p.A. (Health Care Equipment & Supplies)	50,482	$3,103,331

		4,984,431

Japan 16.3%
♦CyberAgent, Inc. (Media)	319,400	9,304,539
♦Start Today Co., Ltd. (Internet & Catalog Retail)	693,696	12,197,725
Suruga Bank, Ltd. (Banks)	73,400	1,795,280
Sysmex Corp. (Health Care Equipment & Supplies)	112,974	7,853,346
♦Tsuruha Holdings, Inc. (Food & Staples Retailing)	113,788	13,150,668

		44,301,558

Jordan 2.6%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	324,973	6,976,836

Netherlands 1.4%
GrandVision N.V. (Specialty Retail) (b)	112,831	2,584,344
IMCD Group N.V. (Trading Companies & Distributors)	25,450	1,100,887

		3,685,231

South Africa 1.6%
Mediclinic International PLC (Health Care Providers & Services)	385,656	4,279,072

Spain 1.8%
Almirall S.A. (Pharmaceuticals)	142,072	2,044,630
Grifols S.A. (Biotechnology)	148,691	2,939,693

		4,984,323

Sweden 2.1%
Hexagon AB Class B (Electronic Equipment, Instruments & Components)	161,823	5,665,144

Switzerland 7.3%
DKSH Holding A.G. (Professional Services)	48,726	3,377,903
Syngenta A.G. Registered (Chemicals)	5,954	2,380,276
♦TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	184,342	11,589,582
Tecan Group A.G. Registered (Life Sciences Tools & Services)	15,588	2,567,676

		19,915,437

Thailand 1.5%
Kasikornbank PCL (Banks)	854,344	4,198,790

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom 12.1%
Big Yellow Group PLC (Real Estate Investment Trusts)	92,116	$780,230
HomeServe PLC (Commercial Services & Supplies)	289,180	2,157,365
Johnson Matthey PLC (Chemicals)	107,995	4,507,541
♦LivaNova PLC (Health Care Equipment & Supplies) (a)	170,338	9,654,758
Prudential PLC (Insurance)	407,417	6,654,867
Sage Group PLC (The) (Software)	330,202	2,916,069
Whitbread PLC (Hotels, Restaurants & Leisure)	142,143	6,289,490

		32,960,320

United States 10.2%
♦Accenture PLC Class A (IT Services)	86,966	10,108,928
ICON PLC (Life Sciences Tools & Services) (a)	84,285	6,766,400
Perrigo Co. PLC (Pharmaceuticals)	59,156	4,921,188
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	1,846,200	5,796,490

		27,593,006

Total Common Stocks (Cost $235,426,311)		260,876,076

	Principal Amount
Short-Term Investment 1.5%
Repurchase Agreement 1.5%
United States 1.5%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $3,975,615 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.25% and a maturity date of 10/2/19, with a Principal Amount of $4,035,000 and a Market Value of $4,055,161) (Capital Markets)	$3,975,612	$3,975,612

Total Short-Term Investment (Cost $3,975,612)		3,975,612

Total Investments (Cost $239,401,923) (c)	97.4%	264,851,688
Other Assets, Less Liabilities	2.6	7,109,661
Net Assets	100.0%	$271,961,349
(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of October 31, 2016, cost was $241,323,998 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$43,400,193
Gross unrealized depreciation	(19,872,503)

Net unrealized appreciation	$23,527,690

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$260,876,076	$—	$—	$260,876,076
Short-Term Investment
Repurchase Agreement	—	3,975,612	—	3,975,612

Total Investments in Securities	$260,876,076	$3,975,612	$—	$264,851,688

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$14,021,505	5.2%
Biotechnology	11,517,182	4.2
Capital Markets	3,975,612	1.5
Chemicals	6,887,817	2.5
Commercial Services & Supplies	2,157,365	0.8
Electronic Equipment, Instruments & Components	17,254,726	6.3
Food & Staples Retailing	13,150,668	4.8
Health Care Equipment & Supplies	20,611,435	7.6
Health Care Providers & Services	16,700,384	6.1
Hotels, Restaurants & Leisure	9,794,811	3.6
Household Durables	1,881,100	0.7
Insurance	6,654,867	2.5
Internet & Catalog Retail	12,197,725	4.5
Internet Software & Services	23,249,579	8.6
IT Services	10,108,928	3.7
Life Sciences Tools & Services	9,334,076	3.4
Media	9,304,539	3.4
Personal Products	3,654,810	1.3
Pharmaceuticals	28,224,478	10.4
Professional Services	9,726,832	3.6
Real Estate Investment Trusts	780,230	0.3
Real Estate Management & Development	1,513,998	0.6
Software	16,316,377	6.0
Specialty Retail	2,584,344	1.0
Textiles, Apparel & Luxury Goods	5,796,490	2.1
Thrifts & Mortgage Finance	5,154,608	1.9
Trading Companies & Distributors	1,100,887	0.4
Water Utilities	1,196,315	0.4

	264,851,688	97.4
Other Assets, Less Liabilities	7,109,661	2.6

Net Assets	$271,961,349	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $239,401,923)	$264,851,688
Cash denominated in foreign currencies (identified cost $3,688,161)	3,681,567
Receivables:
Investment securities sold	3,503,756
Dividends and interest	517,132
Fund shares sold	56,523
Other assets	35,946

Total assets	272,646,612

Liabilities
Payables:
Foreign capital gains tax (See Note 2(C))	223,869
Manager (See Note 3)	211,880
Fund shares redeemed	99,749
Transfer agent (See Note 3)	68,033
NYLIFE Distributors (See Note 3)	29,665
Shareholder communication	20,027
Custodian	16,223
Professional fees	13,821
Trustees	816
Investment securities purchased	322
Accrued expenses	858

Total liabilities	685,263

Net assets	$271,961,349

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$201,894
Additional paid-in capital	314,317,359

314,519,253
Distributions in excess of net investment income	(508,194)
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(67,250,163)
Net unrealized appreciation (depreciation) on investments (b)	25,225,896
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(25,443)

Net assets	$271,961,349

Class A
Net assets applicable to outstanding shares	$41,891,430

Shares of beneficial interest outstanding	3,100,163

Net asset value per share outstanding	$13.51
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price per share outstanding	$14.30

Investor Class
Net assets applicable to outstanding shares	$31,522,820

Shares of beneficial interest outstanding	2,347,596

Net asset value per share outstanding	$13.43
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share outstanding	$14.21

Class B
Net assets applicable to outstanding shares	$6,990,814

Shares of beneficial interest outstanding	577,549

Net asset value and offering price per share outstanding	$12.10

Class C
Net assets applicable to outstanding shares	$7,849,608

Shares of beneficial interest outstanding	648,478

Net asset value and offering price per share outstanding	$12.10

Class I
Net assets applicable to outstanding shares	$179,273,839

Shares of beneficial interest outstanding	13,187,287

Net asset value and offering price per share outstanding	$13.59

Class R1
Net assets applicable to outstanding shares	$2,477,698

Shares of beneficial interest outstanding	183,346

Net asset value and offering price per share outstanding	$13.51

Class R2
Net assets applicable to outstanding shares	$847,259

Shares of beneficial interest outstanding	62,558

Net asset value and offering price per share outstanding	$13.54

Class R3
Net assets applicable to outstanding shares	$1,107,881

Shares of beneficial interest outstanding	82,419

Net asset value and offering price per share outstanding	$13.44

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $223,869.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$4,983,588
Interest	843

Total income	4,984,431

Expenses
Manager (See Note 3)	2,771,378
Transfer agent (See Note 3)	403,640
Distribution/Service—Class A (See Note 3)	111,958
Distribution/Service—Investor Class (See Note 3)	82,635
Distribution/Service—Class B (See Note 3)	78,051
Distribution/Service—Class C (See Note 3)	84,727
Distribution/Service—Class R2 (See Note 3)	3,024
Distribution/Service—Class R3 (See Note 3)	5,432
Registration	95,647
Professional fees	90,027
Custodian	84,017
Shareholder communication	48,512
Trustees	8,140
Shareholder service (See Note 3)	5,078
Miscellaneous	28,247

Total expenses	3,900,513
Reimbursement from custodian (b)	(28,449)

Net expenses	3,872,064

Net investment income (loss)	1,112,367

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (c)	17,450,836
Foreign currency transactions	(431,857)

Net realized gain (loss) on investments and foreign currency transactions	17,018,979

Net change in unrealized appreciation (depreciation) on: Investments (d)	(16,744,215)
Translation of other assets and liabilities in foreign currencies	245,341

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(16,498,874)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	520,105

Net increase (decrease) in net assets resulting from operations	$1,632,472

(a)	Dividends recorded net of foreign withholding taxes in the amount of $273,090.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

(c)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $22,130.

(d)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $223,869.

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,112,367	$890,489
Net realized gain (loss) on investments and foreign currency transactions	17,018,979	11,006,954
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(16,498,874)	1,162,090

Net increase (decrease) in net assets resulting from operations	1,632,472	13,059,533

Dividends to shareholders:
From net investment income:
Class A	(21,107)	(317,497)
Investor Class	—	(121,482)
Class I	(653,743)	(2,065,815)
Class R1	(5,305)	(30,669)
Class R2	—	(20,968)
Class R3	—	(3,390)

Total dividends to shareholders	(680,155)	(2,559,821)

Capital share transactions:
Net proceeds from sale of shares	38,503,958	64,841,375
Net asset value of shares issued to shareholders in reinvestment of dividends	677,340	2,539,275
Cost of shares redeemed	(94,035,967)	(83,909,814)

Increase (decrease) in net assets derived from capital share transactions	(54,854,669)	(16,529,164)

Net increase (decrease) in net assets	(53,902,352)	(6,029,452)

Net Assets
Beginning of year	325,863,701	331,893,153

End of year	$271,961,349	$325,863,701

Distributions in excess of net investment income at end of year	$(508,194)	$(613,962)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$13.51		$13.11	$13.37	$11.68	$10.82

Net investment income (loss) (a)	0.04		0.03	0.07	0.05	0.10
Net realized and unrealized gain (loss) on investments	(0.04)		0.49	(0.26)	1.75	1.07
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	0.01		0.49	(0.23)	1.79	1.17

Less dividends:
From net investment income	(0.01)		(0.09)	(0.03)	(0.10)	(0.31)

Net asset value at end of year	$13.51		$13.51	$13.11	$13.37	$11.68

Total investment return (b)	0.05%		3.78%	(1.76%)	15.43%	11.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.28	%(c)	0.20%	0.51%	0.38%	0.87%
Net expenses	1.32	%(d)	1.33%	1.34%	1.40%	1.43%
Portfolio turnover rate	33%		42%	37%	29%	43%
Net assets at end of year (in 000’s)	$41,891		$43,405	$45,882	$57,948	$60,303

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.33%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$13.47		$13.07	$13.35	$11.66	$10.81

Net investment income (loss) (a)	(0.01)		(0.02)	0.03	0.01	0.06
Net realized and unrealized gain (loss) on investments	(0.04)		0.50	(0.27)	1.75	1.07
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	(0.04)		0.45	(0.28)	1.75	1.13

Less dividends:
From net investment income	—		(0.05)	—	(0.06)	(0.28)

Net asset value at end of year	$13.43		$13.47	$13.07	$13.35	$11.66

Total investment return (b)	(0.30%)		3.43%	(2.10%)	15.07%	10.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.11	%)(c)	(0.14%)	0.19%	0.05%	0.54%
Net expenses	1.69	% (d)	1.68%	1.67%	1.72%	1.77%
Portfolio turnover rate	33%		42%	37%	29%	43%
Net assets at end of year (in 000’s)	$31,523		$34,329	$34,377	$37,457	$34,822

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12%).
(d)	Without the custody fee reimbursement, net expenses would have been 1.70%.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016		2015	2014	2013		2012
Net asset value at beginning of year	$12.23		$11.91	$12.26	$10.73		$9.95

Net investment income (loss) (a)	(0.10)		(0.11)	(0.07)	(0.08)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.04)		0.46	(0.24)	1.62		0.99
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)		0.00 ‡

Total from investment operations	(0.13)		0.32	(0.35)	1.53		0.97

Less dividends:
From net investment income	—		—	—	—		(0.19)

Net asset value at end of year	$12.10		$12.23	$11.91	$12.26		$10.73

Total investment return (b)	(1.06%)		2.69%	(2.85%)	14.26	% (c)	10.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.86	%)(d)	(0.91%)	(0.57%)	(0.73%)		(0.22%)
Net expenses	2.44	% (e)	2.43%	2.42%	2.47%		2.52%
Portfolio turnover rate	33%		42%	37%	29%		43%
Net assets at end of year (in 000’s)	$6,991		$8,982	$11,058	$13,981		$16,186

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.87%).
(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$12.23		$11.92	$12.26	$10.74	$9.96

Net investment income (loss) (a)	(0.10)		(0.11)	(0.07)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.04)		0.45	(0.24)	1.61	0.99
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.03)	(0.01)	0.00 ‡

Total from investment operations	(0.13)		0.31	(0.34)	1.52	0.97

Less dividends:
From net investment income	—		—	—	—	(0.19)

Net asset value at end of year	$12.10		$12.23	$11.92	$12.26	$10.74

Total investment return (b)	(1.06%)		2.60%	(2.77%)	14.15%	10.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.84	%)(c)	(0.90%)	(0.57%)	(0.71%)	(0.21%)
Net expenses	2.44	% (d)	2.43%	2.42%	2.47%	2.52%
Portfolio turnover rate	33%		42%	37%	29%	43%
Net assets at end of year (in 000’s)	$7,850		$8,292	$8,383	$10,088	$11,111

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.85%).
(d)	Without the custody fee reimbursement, net expenses would have been 2.45%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$13.59		$13.19	$13.45	$11.75	$10.89

Net investment income (loss) (a)	0.07		0.06	0.11	0.08	0.13
Net realized and unrealized gain (loss) on investments	(0.04)		0.50	(0.27)	1.76	1.07
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	0.04		0.53	(0.20)	1.83	1.20

Less dividends:
From net investment income	(0.04)		(0.13)	(0.06)	(0.13)	(0.34)

Net asset value at end of year	$13.59		$13.59	$13.19	$13.45	$11.75

Total investment return (b)	0.29%		4.04%	(1.49%)	15.72%	11.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54	%(c)	0.46%	0.79%	0.62%	1.15%
Net expenses	1.07	%(d)	1.08%	1.09%	1.14%	1.18%
Portfolio turnover rate	33%		42%	37%	29%	43%
Net assets at end of year (in 000’s)	$179,274		$224,307	$223,797	$202,289	$177,726

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,
Class R1	2016		2015	2014	2013	2012
Net asset value at beginning of year	$13.51		$13.11	$13.37	$11.67	$10.82

Net investment income (loss) (a)	0.06		0.04	0.09	0.06	0.11
Net realized and unrealized gain (loss) on investments	(0.05)		0.50	(0.27)	1.76	1.07
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	0.02		0.51	(0.22)	1.81	1.18

Less dividends:
From net investment income	(0.02)		(0.11)	(0.04)	(0.11)	(0.33)

Net asset value at end of year	$13.51		$13.51	$13.11	$13.37	$11.67

Total investment return (b)	0.18%		3.95%	(1.63%)	15.68%	11.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41	%(c)	0.33%	0.66%	0.49%	1.04%
Net expenses	1.17	%(d)	1.18%	1.19%	1.25%	1.28%
Portfolio turnover rate	33%		42%	37%	29%	43%
Net assets at end of year (in 000’s)	$2,478		$3,032	$3,597	$4,003	$4,677

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.18%.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2016	2015	2014	2013	2012
Net asset value at beginning of year	$13.54	$13.14	$13.40	$11.70	$10.84

Net investment income (loss) (a)	0.01	0.01	0.05	0.03	0.09
Net realized and unrealized gain (loss) on investments	(0.01)	0.50	(0.26)	1.76	1.06
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	0.00 ‡	0.48	(0.25)	1.78	1.15

Less dividends:
From net investment income	—	(0.08)	(0.01)	(0.08)	(0.29)

Net asset value at end of year	$13.54	$13.54	$13.14	$13.40	$11.70

Total investment return (b)	(0.07%)	3.73%	(1.88%)	15.34%	11.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.08%	0.11%	0.36%	0.26%	0.82%
Net expenses	1.42%	1.43%	1.44%	1.49%	1.53%
Portfolio turnover rate	33%	42%	37%	29%	43%
Net assets at end of year (in 000’s)	$847	$2,313	$3,509	$8,487	$10,545

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2016		2015	2014	2013	2012
Net asset value at beginning of year	$13.48		$13.07	$13.35	$11.64	$10.79

Net investment income (loss) (a)	(0.01)		(0.02)	0.02	(0.01)	0.06
Net realized and unrealized gain (loss) on investments	(0.04)		0.50	(0.26)	1.76	1.06
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	(0.04)		0.45	(0.28)	1.74	1.12

Less dividends:
From net investment income	—		(0.04)	—	(0.03)	(0.27)

Net asset value at end of year	$13.44		$13.48	$13.07	$13.35	$11.64

Total investment return (b)	(0.30%)		3.44%	(2.10%)	15.02%	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.11	%)(c)	(0.15%)	0.17%	(0.05%)	0.56%
Net expenses	1.67	% (d)	1.68%	1.69%	1.74%	1.78%
Portfolio turnover rate	33%		42%	37%	29%	43%
Net assets at end of year (in 000’s)	$1,108		$1,204	$1,291	$1,365	$2,218

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12%).
(d)	Without the custody fee reimbursement, net expenses would have been 1.68%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay International Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

22	MainStay International Equity Fund

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

23

Notes to Financial Statements (continued)

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

24	MainStay International Equity Fund

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(K)  Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day

25

Notes to Financial Statements (continued)

portfolio management of the Fund. Pursuant to the terms of an amended and restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million and 0.85% in excess of $500 million.

During the year ended October 31, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $2,771,378.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$2,781
Class R2	1,210
Class R3	1,087

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $2,748 and $7,317, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $132, $4, $13,952 and $873, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$31,760
Investor Class	145,995
Class B	34,496
Class C	37,431
Class I	150,365
Class R1	1,970
Class R2	853
Class R3	770

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

26	MainStay International Equity Fund

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$66,581,169	37.1%

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,059,830	$(66,878,629)	$(17,483)	$23,278,378	$(42,557,904)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(326,444)	$326,444	$—

The reclassifications for the Fund are primarily due to foreign currency transactions and PFIC adjustments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $66,878,629 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$31,286	$—
2019	35,593	—
Total	$66,879	$—

The Fund utilized $17,488,395 of capital loss carryforwards during the year ended October 31, 2016.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$680,155	$2,559,821

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

27

Notes to Financial Statements (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $99,891 and $140,449, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	682,885	$9,152,419
Shares issued to shareholders in reinvestment of dividends and distributions	1,533	20,613
Shares redeemed	(905,522)	(12,201,735)

Net increase (decrease) in shares outstanding before conversion	(221,104)	(3,028,703)
Shares converted into Class A (See Note 1)	124,559	1,701,280
Shares converted from Class A (See Note 1)	(16,464)	(217,568)

Net increase (decrease)	(113,009)	$(1,544,991)

Year ended October 31, 2015:
Shares sold	302,518	$4,092,444
Shares issued to shareholders in reinvestment of dividends and distributions	23,755	309,772
Shares redeemed	(624,933)	(8,392,693)

Net increase (decrease) in shares outstanding before conversion	(298,660)	(3,990,477)
Shares converted into Class A (See Note 1)	74,760	1,029,344
Shares converted from Class A (See Note 1)	(63,497)	(819,811)

Net increase (decrease)	(287,397)	$(3,780,944)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	120,057	$1,600,542
Shares redeemed	(308,815)	(4,142,432)

Net increase (decrease) in shares outstanding before conversion	(188,758)	(2,541,890)
Shares converted into Investor Class (See Note 1)	100,778	1,352,914
Shares converted from Investor Class (See Note 1)	(113,873)	(1,551,578)

Net increase (decrease)	(201,853)	$(2,740,554)

Year ended October 31, 2015:
Shares sold	195,518	$2,668,808
Shares issued to shareholders in reinvestment of dividends and distributions	9,279	120,881
Shares redeemed	(400,764)	(5,396,160)

Net increase (decrease) in shares outstanding before conversion	(195,967)	(2,606,471)
Shares converted into Investor Class (See Note 1)	176,655	2,322,611
Shares converted from Investor Class (See Note 1)	(62,066)	(856,812)

Net increase (decrease)	(81,378)	$(1,140,672)

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	87,362	$1,061,625
Shares redeemed	(138,782)	(1,685,117)

Net increase (decrease) in shares outstanding before conversion	(51,420)	(623,492)
Shares converted from Class B (See Note 1)	(105,505)	(1,285,048)

Net increase (decrease)	(156,925)	$(1,908,540)

Year ended October 31, 2015:
Shares sold	108,404	$1,336,817
Shares redeemed	(164,147)	(2,014,384)

Net increase (decrease) in shares outstanding before conversion	(55,743)	(677,567)
Shares converted from Class B (See Note 1)	(138,057)	(1,675,332)

Net increase (decrease)	(193,800)	$(2,352,899)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	166,359	$1,959,543
Shares redeemed	(195,770)	(2,387,072)

Net increase (decrease)	(29,411)	$(427,529)

Year ended October 31, 2015:
Shares sold	135,870	$1,677,175
Shares redeemed	(161,511)	(1,962,676)

Net increase (decrease)	(25,641)	$(285,501)

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,821,203	$24,276,645
Shares issued to shareholders in reinvestment of dividends and distributions	48,253	651,422
Shares redeemed	(5,189,521)	(71,048,636)

Net increase (decrease)	(3,320,065)	$(46,120,569)

Year ended October 31, 2015:
Shares sold	4,094,035	$54,177,807
Shares issued to shareholders in reinvestment of dividends and distributions	157,158	2,057,192
Shares redeemed	(4,713,469)	(63,115,495)

Net increase (decrease)	(462,276)	$(6,880,496)

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	4,825	$65,501
Shares issued to shareholders in reinvestment of dividends and distributions	395	5,305
Shares redeemed	(46,398)	(630,744)

Net increase (decrease)	(41,178)	$(559,938)

Year ended October 31, 2015:
Shares sold	5,528	$73,763
Shares issued to shareholders in reinvestment of dividends and distributions	2,356	30,669
Shares redeemed	(57,830)	(764,078)

Net increase (decrease)	(49,946)	$(659,646)

28	MainStay International Equity Fund

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	12,594	$168,776
Shares issued to shareholders in reinvestment of dividends and distributions	—	—
Shares redeemed	(120,810)	(1,618,498)

Net increase (decrease)	(108,216)	$(1,449,722)

Year ended October 31, 2015:
Shares sold	42,772	$579,450
Shares issued to shareholders in reinvestment of dividends and distributions	1,329	17,371
Shares redeemed	(140,321)	(1,905,460)

Net increase (decrease)	(96,220)	$(1,308,639)

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	16,664	$218,907
Shares issued to shareholders in reinvestment of dividends and distributions	—	—
Shares redeemed	(23,564)	(321,733)

Net increase (decrease)	(6,900)	$(102,826)

Year ended October 31, 2015:
Shares sold	17,470	$235,111
Shares issued to shareholders in reinvestment of dividends and distributions	260	3,390
Shares redeemed	(27,157)	(358,868)

Net increase (decrease)	(9,427)	$(120,367)

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

30	MainStay International Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2016, the Fund designated approximately $974,214 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2016:

•	the total amount of taxes paid to foreign countries was $294,059

•	the total amount of income sourced from foreign countries was $5,256,678

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay International Equity Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

34	MainStay International Equity Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1715994 MS316-16	MSIE11-12/16 (NYLIM) NL213

MainStay Common Stock Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.62 –0.13%	12.05 13.33%	4.64 5.23%	0.99 0.99%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.87 –0.39	11.69 12.96	4.27 4.86	1.20 1.20
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–6.05 –1.12	11.86 12.12	4.08 4.08	1.95 1.95
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.10 –1.12	12.10 12.10	4.08 4.08	1.95 1.95
Class I Shares	No Sales Charge		0.12	13.60	5.57	0.74
Class R2 Shares[4]	No Sales Charge		–0.23	13.21	5.13	1.09
Class R3 Shares[5]	No Sales Charge		–0.49	12.93	4.86	1.34

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on December 14, 2007, include the historical performance of Class A shares through October 31, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R2 shares would likely have been different. As of October 31, 2016, Class R2 shares had yet to commence investment operations.
5.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[6]	4.51%	13.57%	6.70%
Russell 1000® Index[7]	4.26	13.51	6.83
Average Lipper Multi-Cap Core Fund[8]	1.54	11.54	5.63

6.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Russell 1000® Index is the Fund’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,028.40	$4.95	$1,020.30	$4.93

Investor Class Shares	$1,000.00	$1,026.80	$6.32	$1,018.90	$6.29

Class B Shares	$1,000.00	$1,023.60	$10.12	$1,015.10	$10.08

Class C Shares	$1,000.00	$1,023.00	$10.07	$1,015.20	$10.03

Class I Shares	$1,000.00	$1,029.80	$3.67	$1,021.50	$3.66

Class R3 Shares	$1,000.00	$1,026.30	$6.72	$1,018.50	$6.70

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.97% for Class A, 1.24% for Investor Class, 1.99% for Class B, 1.98% for Class C, 0.72% for Class I and 1.32% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. See page 5 for more information on Class R2 shares.

7

Industry Composition as of October 31, 2016 (Unaudited)

Internet Software & Services	5.7%
Oil, Gas & Consumable Fuels	5.6
Technology Hardware, Storage & Peripherals	5.4
Semiconductors & Semiconductor Equipment	5.3
Pharmaceuticals	5.1
Specialty Retail	4.8
Banks	4.4
Software	3.9
Health Care Providers & Services	3.7
Diversified Telecommunication Services	3.5
Insurance	3.4
Aerospace & Defense	3.3
Health Care Equipment & Supplies	3.1
IT Services	2.9
Internet & Catalog Retail	2.6
Food Products	2.4
Beverages	2.1
Diversified Financial Services	2.1
Tobacco	2.1
Biotechnology	2.0
Household Products	1.9
Industrial Conglomerates	1.8
Media	1.8
Capital Markets	1.6
Exchange-Traded Fund	1.6
Food & Staples Retailing	1.6
Machinery	1.6

Metals & Mining	1.6%
Real Estate Investment Trusts	1.5
Electric Utilities	1.4
Chemicals	1.0
Hotels, Restaurants & Leisure	1.0
Communications Equipment	0.9
Energy Equipment & Services	0.9
Containers & Packaging	0.8
Life Sciences Tools & Services	0.8
Textiles, Apparel & Luxury Goods	0.7
Multiline Retail	0.6
Air Freight & Logistics	0.5
Household Durables	0.5
Multi-Utilities	0.5
Trading Companies & Distributors	0.5
Commercial Services & Supplies	0.4
Construction & Engineering	0.3
Distributors	0.3
Electronic Equipment, Instruments & Components	0.2
Consumer Finance	0.1
Independent Power & Renewable Electricity Producers	0.1
Professional Services	0.1
Airlines	0.0	‡
Building Products	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of October 31, 2016 (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	Berkshire Hathaway, Inc. Class B
6.	Amazon.com, Inc.

7.	JPMorgan Chase & Co.

8.	Procter & Gamble Co. (The)

9.	Facebook, Inc. Class A

10.	AT&T, Inc.

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Common Stock Fund returned –0.13% for Class A shares, –0.39% for Investor Class shares and –1.12% for Class B and Class C shares for the 12 months ended October 31, 2016. Over the same period, the Fund’s Class I shares returned 0.12%, Class R2 shares1 returned –0.23% and Class R3 shares1 returned –0.49%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.51% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 4.26% return of the Russell 1000® Index,2 which is the Fund’s secondary benchmark. Over the same period, all share classes underperformed the 1.54% return of the Average Lipper3 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the S&P 500® Index resulted primarily from stock selection. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—detracted modestly from relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive sector contributions to the Fund’s performance relative to the S&P 500® Index came from materials and consumer staples. (Contributions take weightings and total returns into account.) In both sectors, stock selection was the main driver of the positive contributions to performance.

The weakest sector contributions to the Fund’s relative performance came from industrials, consumer discretionary and energy. In each case, stock selection detracted from the Fund’s relative performance. An overweight position relative to the S&P 500® Index in the consumer discretionary sector and an underweight position in the energy sector also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to absolute performance was online retailer and web services provider Amazon.com. The company reported strong earnings,

driven by the performance of its cloud computing business and continued sales growth in its general merchandise business abroad. Well-known software and hardware maker Microsoft was also a positive contributor to the Fund’s absolute performance, on the strength of the company’s cloud computing business. Meat and food processing company Tyson Foods, also a positive contributor, benefited from strong earnings prompted by growing demand and lower feed prices.

On an absolute basis, the Fund’s weakest performer was personal computing and mobile device maker Apple, which faced slowing growth trends in its handsets. Biotechnology company Gilead Sciences declined because of sinking sales of its Hepatitis C treatment, Harvoni. Video game and consumer electronics retailer GameStop also detracted from the Fund’s absolute performance. The company provided negative returns because of increased competition from downloadable digital gaming.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund established new positions that grew to overweight positions relative to the S&P 500® Index in telecommunications software and integrated circuits maker QUALCOMM and military defense company Lockheed Martin. The Fund’s investment process viewed both companies as attractive because of improving earnings trends and attractive cash flows.

The Fund exited positions in diversified financial services company Bank of New York Mellon and enterprise software and hardware product company Oracle, moving from overweight positions relative to the Index to zero-weight positions. The Fund’s investment process viewed both companies as unattractive because of weak valuations and deteriorating earnings trends.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the S&P 500® Index in the materials and consumer staples sectors. Over the same period, the Fund modestly reduced its weightings relative to the benchmark in the financials and consumer discretionary sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund’s most substantially overweight sectors relative to the S&P 500® Index were information technology and health care. As of the same date, the Fund held modestly underweight positions relative to the Index in the financials and industrials sectors.

1.	See footnote on page 5 for more information on Class R2 and Class R3 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2016

	Shares	Value
Common Stocks 98.4%†
Aerospace & Defense 3.3%
Boeing Co. (The)	14,090	$2,006,839
Huntington Ingalls Industries, Inc.	5,121	826,325
L-3 Communications Holdings, Inc.	8,383	1,147,968
Lockheed Martin Corp.	6,895	1,698,790
Raytheon Co.	440	60,108

		5,740,030

Air Freight & Logistics 0.5%
United Parcel Service, Inc. Class B	8,422	907,555

Airlines 0.0%‡
JetBlue Airways Corp. (a)	3,563	62,281

Banks 4.4%
Bank of America Corp.	168,666	2,782,989
Citigroup, Inc.	11,657	572,942
♦JPMorgan Chase & Co.	51,075	3,537,454
Wells Fargo & Co.	17,698	814,285

		7,707,670

Beverages 2.1%
Coca-Cola Co. (The)	9,706	411,534
Constellation Brands, Inc. Class A	1,243	207,730
Dr. Pepper Snapple Group, Inc.	5,628	494,082
PepsiCo., Inc.	24,373	2,612,786

		3,726,132

Biotechnology 2.0%
AbbVie, Inc.	15,385	858,175
Amgen, Inc.	4,955	699,448
Gilead Sciences, Inc.	27,186	2,001,705

		3,559,328

Building Products 0.0%‡
Masco Corp.	2,357	72,784

Capital Markets 1.6%
Donnelley Financial Solutions, Inc. (a)	4,445	95,345
Nasdaq, Inc.	17,958	1,148,773
Raymond James Financial, Inc.	11,907	715,849
State Street Corp.	11,465	804,958

		2,764,925

Chemicals 1.0%
AdvanSix, Inc. (a)	54	862
Dow Chemical Co. (The)	14,289	768,891
LyondellBasell Industries N.V. Class A	12,975	1,032,161

		1,801,914

	Shares	Value
Commercial Services & Supplies 0.4%
LSC Communications, Inc. (a)	4,445	$107,747
RR Donnelley & Sons Co.	11,853	210,391
Waste Management, Inc.	5,581	366,448

		684,586

Communications Equipment 0.9%
Cisco Systems, Inc.	11,036	338,585
F5 Networks, Inc. (a)	9,102	1,257,987

		1,596,572

Construction & Engineering 0.3%
Quanta Services, Inc. (a)	21,392	615,020

Consumer Finance 0.1%
Synchrony Financial	7,488	214,082

Containers & Packaging 0.8%
International Paper Co.	17,121	770,959
Packaging Corp. of America	7,295	601,837

		1,372,796

Distributors 0.3%
Genuine Parts Co.	5,573	504,858

Diversified Financial Services 2.1%
♦Berkshire Hathaway, Inc. Class B (a)	25,849	3,730,011

Diversified Telecommunication Services 3.5%
♦AT&T, Inc.	86,951	3,198,927
Verizon Communications, Inc.	61,030	2,935,543

		6,134,470

Electric Utilities 1.4%
American Electric Power Co., Inc.	973	63,089
Duke Energy Corp.	3,091	247,342
Edison International	6,374	468,362
Exelon Corp.	11,271	384,003
NextEra Energy, Inc.	5,790	741,120
Southern Co. (The)	9,034	465,883
Xcel Energy, Inc.	1,181	49,071

		2,418,870

Electronic Equipment, Instruments & Components 0.2%
Ingram Micro, Inc. Class A	7,978	296,782

Energy Equipment & Services 0.9%
Baker Hughes, Inc.	18,439	1,021,521
National Oilwell Varco, Inc.	17,959	576,484

		1,598,005

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016. May be subject to change daily. (Unaudited)

10	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 1.6%
CVS Health Corp.	8,584	$721,914
Wal-Mart Stores, Inc.	30,781	2,155,286

		2,877,200

Food Products 2.4%
Archer-Daniels-Midland Co.	15,206	662,526
Campbell Soup Co.	17,480	949,863
Ingredion, Inc.	2,410	316,120
J.M. Smucker Co. (The)	868	113,977
Post Holdings, Inc. (a)	11,365	866,354
Tyson Foods, Inc. Class A	18,505	1,311,079

		4,219,919

Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	10,324	491,319
Becton Dickinson & Co.	8,112	1,362,086
Boston Scientific Corp. (a)	7,331	161,282
Danaher Corp.	5,743	451,113
Hill-Rom Holdings, Inc.	14,125	782,666
Hologic, Inc. (a)	31,839	1,146,522
Medtronic PLC	10,158	833,159
ResMed, Inc.	3,314	198,078

		5,426,225

Health Care Providers & Services 3.7%
Aetna, Inc.	13,271	1,424,642
AmerisourceBergen Corp.	5,730	402,934
Anthem, Inc.	9,348	1,139,147
Express Scripts Holding Co. (a)	6,806	458,724
UnitedHealth Group, Inc.	17,262	2,439,638
WellCare Health Plans, Inc. (a)	5,156	585,258

		6,450,343

Hotels, Restaurants & Leisure 1.0%
Marriott International, Inc. Class A	5,320	365,484
McDonald’s Corp.	1,349	151,857
Starbucks Corp.	2,700	143,289
Wyndham Worldwide Corp.	17,042	1,122,045
Yum! Brands, Inc.	250	21,570

		1,804,245

Household Durables 0.5%
Garmin, Ltd.	17,681	855,053
Newell Brands, Inc.	260	12,485
Tempur Sealy International, Inc. (a)	243	13,139

		880,677

Household Products 1.9%
♦Procter & Gamble Co. (The)	37,495	3,254,566

Independent Power & Renewable Electricity Producers 0.1%
NRG Energy, Inc.	18,839	200,259

	Shares	Value
Industrial Conglomerates 1.8%
3M Co.	3,432	$567,310
General Electric Co.	84,684	2,464,304
Honeywell International, Inc.	1,362	149,384

		3,180,998

Insurance 3.4%
Aflac, Inc.	11,631	801,027
Allstate Corp. (The)	1,520	103,208
American International Group, Inc.	11,342	699,801
Everest Re Group, Ltd.	280	56,986
First American Financial Corp.	9,259	361,657
Lincoln National Corp.	3,470	170,342
MetLife, Inc.	4,948	232,358
Principal Financial Group, Inc.	16,632	908,107
Prudential Financial, Inc.	14,985	1,270,578
Reinsurance Group of America, Inc.	2,948	317,971
Travelers Cos., Inc. (The)	8,388	907,414
Unum Group	4,040	143,016

		5,972,465

Internet & Catalog Retail 2.6%
♦Amazon.com, Inc. (a)	4,567	3,607,108
Expedia, Inc.	7,995	1,033,194

		4,640,302

Internet Software & Services 5.7%
Akamai Technologies, Inc. (a)	4,213	292,677
♦Alphabet, Inc. Class A (a)	3,260	2,640,274
Class C (a)	3,281	2,574,076
eBay, Inc. (a)	45,799	1,305,730
♦Facebook, Inc. Class A (a)	24,771	3,244,753

		10,057,510

IT Services 2.9%
Fidelity National Information Services, Inc.	1,555	114,945
Global Payments, Inc.	3,244	235,255
International Business Machines Corp.	4,884	750,622
MasterCard, Inc. Class A	9,065	970,136
Teradata Corp. (a)	38,881	1,048,232
Visa, Inc. Class A	17,828	1,470,988
Xerox Corp.	55,106	538,386

		5,128,564

Life Sciences Tools & Services 0.8%
Charles River Laboratories International, Inc. (a)	8,152	618,574
PAREXEL International Corp. (a)	12,351	719,569

		1,338,143

Machinery 1.6%
Cummins, Inc.	2,868	366,588
PACCAR, Inc.	21,873	1,201,265
Trinity Industries, Inc.	42,193	900,821
Woodward, Inc.	6,400	377,472

		2,846,146

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Media 1.8%
AMC Networks, Inc. Class A (a)	3,099	$151,634
Comcast Corp. Class A	40,027	2,474,469
Omnicom Group, Inc.	3,262	260,373
Walt Disney Co. (The)	3,781	350,461

		3,236,937

Metals & Mining 1.6%
Newmont Mining Corp.	36,162	1,339,441
Nucor Corp.	6,064	296,226
Reliance Steel & Aluminum Co.	4,486	308,547
Steel Dynamics, Inc.	29,860	819,956

		2,764,170

Multi-Utilities 0.5%
CenterPoint Energy, Inc.	27,119	618,313
Consolidated Edison, Inc.	683	51,601
DTE Energy Co.	2,355	226,103

		896,017

Multiline Retail 0.6%
Kohl’s Corp.	11,107	485,931
Nordstrom, Inc.	9,560	497,120

		983,051

Oil, Gas & Consumable Fuels 5.6%
Apache Corp.	5,416	322,144
Chevron Corp.	6,612	692,607
ConocoPhillips	1,323	57,484
Devon Energy Corp.	6,886	260,910
EOG Resources, Inc.	536	48,465
Exxon Mobil Corp.	37,169	3,096,921
Kinder Morgan, Inc.	7,416	151,509
Marathon Petroleum Corp.	16,574	722,461
Murphy Oil Corp.	8,452	218,653
Newfield Exploration Co. (a)	5,864	238,020
ONEOK, Inc.	25,049	1,213,123
QEP Resources, Inc.	11,474	184,387
SM Energy Co.	5,537	186,209
Southwestern Energy Co. (a)	36,305	377,209
Tesoro Corp.	7,248	615,863
Valero Energy Corp.	20,620	1,221,529
WPX Energy, Inc. (a)	16,588	180,146

		9,787,640

Pharmaceuticals 5.1%
♦Johnson & Johnson	35,488	4,116,253
Mallinckrodt PLC (a)	16,925	1,002,976
Merck & Co., Inc.	14,023	823,431
Mylan N.V. (a)	32,747	1,195,265
Pfizer, Inc.	55,565	1,761,966

		8,899,891

	Shares	Value
Professional Services 0.1%
Dun & Bradstreet Corp. (The)	413	$51,563
ManpowerGroup, Inc.	2,288	175,718

		227,281

Real Estate Investment Trusts 1.5%
American Tower Corp.	3,875	454,111
Communications Sales & Leasing, Inc.	15,292	434,751
HCP, Inc.	11,769	403,088
Hospitality Properties Trust	4,763	130,316
Host Hotels & Resorts, Inc.	31,883	493,549
Senior Housing Properties Trust	18,022	383,328
Ventas, Inc.	3,309	224,185
Welltower, Inc.	1,198	82,099

		2,605,427

Semiconductors & Semiconductor Equipment 5.3%
Applied Materials, Inc.	48,875	1,421,285
Intel Corp.	75,189	2,621,841
Lam Research Corp.	13,357	1,293,759
Micron Technology, Inc. (a)	75,491	1,295,426
Qorvo, Inc. (a)	16,942	942,822
QUALCOMM, Inc.	24,770	1,702,194

		9,277,327

Software 3.9%
Activision Blizzard, Inc.	15,647	675,481
Citrix Systems, Inc. (a)	15,041	1,275,477
♦Microsoft Corp.	80,969	4,851,662

		6,802,620

Specialty Retail 4.8%
Best Buy Co., Inc.	32,370	1,259,517
Dick’s Sporting Goods, Inc.	19,373	1,078,107
Foot Locker, Inc.	13,108	875,221
Gap, Inc. (The)	34,071	940,019
Home Depot, Inc. (The)	14,438	1,761,580
Lowe’s Cos., Inc.	22,274	1,484,562
Ross Stores, Inc.	2,680	167,607
TJX Cos., Inc. (The)	346	25,518
Urban Outfitters, Inc. (a)	23,104	772,829

		8,364,960

Technology Hardware, Storage & Peripherals 5.4%
♦Apple, Inc.	59,733	6,782,085
Hewlett Packard Enterprise Co.	15,700	352,779
HP, Inc.	16,255	235,535
NCR Corp. (a)	10,458	366,553
NetApp, Inc.	35,287	1,197,641
Seagate Technology PLC	17,118	587,318

		9,521,911

Textiles, Apparel & Luxury Goods 0.7%
PVH Corp.	11,098	1,187,264

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Tobacco 2.1%
Altria Group, Inc.	36,796	$2,432,952
Philip Morris International, Inc.	13,439	1,296,057

		3,729,009

Trading Companies & Distributors 0.5%
United Rentals, Inc. (a)	10,464	791,706

Total Common Stocks (Cost $163,948,906)		172,861,444

Exchange-Traded Fund 1.6% (b)
SPDR S&P 500 ETF Trust	13,140	2,792,907

Total Exchange-Traded Fund (Cost $2,818,419)		2,792,907

Total Investments (Cost $166,767,325) (c)	100.0%	175,654,351
Other Assets, Less Liabilities	0.0 ‡	69,112
Net Assets	100.0%	$175,723,463
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of October 31, 2016, cost was $167,783,423 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$13,550,366
Gross unrealized depreciation	(5,679,438)

Net unrealized appreciation	$7,870,928

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$172,861,444	$—	$—	$172,861,444
Exchange-Traded Fund	2,792,907	—	—	2,792,907

Total Investments in Securities	$175,654,351	$—	$—	$175,654,351

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels at the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $166,767,325)	$175,654,351
Cash	67,252
Receivables:
Fund shares sold	273,014
Dividends and Interest	157,787
Other assets	34,939

Total assets	176,187,343

Liabilities
Payables:
Investment securities purchased	213,252
Manager (See Note 3)	82,990
Fund shares redeemed	62,138
NYLIFE Distributors (See Note 3)	34,105
Transfer agent (See Note 3)	33,122
Professional fees	11,043
Shareholder communication	11,008
Custodian	10,791
Trustees	528
Accrued expenses	4,903

Total liabilities	463,880

Net assets	$175,723,463

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$88,968
Additional paid-in capital	195,039,041

195,128,009
Undistributed net investment income	1,857,580
Accumulated net realized gain (loss) on investments	(30,149,152)
Net unrealized appreciation (depreciation) on investments	8,887,026

Net assets	$175,723,463

Class A
Net assets applicable to outstanding shares	$42,927,764

Shares of beneficial interest outstanding	2,151,379

Net asset value per share outstanding	$19.95
Maximum sales charge (5.50% of offering price)	1.16

Maximum offering price per share outstanding	$21.11

Investor Class
Net assets applicable to outstanding shares	$21,880,409

Shares of beneficial interest outstanding	1,097,830

Net asset value per share outstanding	$19.93
Maximum sales charge (5.50% of offering price)	1.16

Maximum offering price per share outstanding	$21.09

Class B
Net assets applicable to outstanding shares	$6,603,676

Shares of beneficial interest outstanding	361,883

Net asset value and offering price per share outstanding	$18.25

Class C
Net assets applicable to outstanding shares	$16,508,722

Shares of beneficial interest outstanding	905,152

Net asset value and offering price per share outstanding	$18.24

Class I
Net assets applicable to outstanding shares	$87,774,375

Shares of beneficial interest outstanding	4,379,157

Net asset value and offering price per share outstanding	$20.04

Class R3
Net assets applicable to outstanding shares	$28,517

Shares of beneficial interest outstanding	1,433

Net asset value and offering price per share outstanding	$19.90

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends	$4,248,323
Interest	60

Total Income	4,248,383

Expenses
Manager (See Note 3)	1,036,352
Distribution/Service—Class A (See Note 3)	120,769
Distribution/Service—Investor Class (See Note 3)	55,398
Distribution/Service—Class B (See Note 3)	65,812
Distribution/Service—Class C (See Note 3)	210,989
Distribution/Service—Class R3 (See Note 3)	92
Transfer agent (See Note 3)	195,396
Registration	96,017
Professional fees	69,517
Shareholder communication	27,363
Custodian	21,002
Trustees	4,880
Shareholder service (See Note 3)	19
Miscellaneous	14,841

Total expenses	1,918,447
Reimbursement from custodian (a)	(16,852)

Net expenses	1,901,595

Net investment income (loss)	2,346,788

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	4,451,239
Net change in unrealized appreciation (depreciation) on investments	(6,715,636)

Net realized and unrealized gain (loss) on investments	(2,264,397)

Net increase (decrease) in net assets resulting from operations	$82,391

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,346,788	$1,887,006
Net realized gain (loss) on investments	4,451,239	10,462,143
Net change in unrealized appreciation (depreciation) on investments	(6,715,636)	(2,884,385)

Net increase (decrease) in net assets resulting from operations	82,391	9,464,764

Dividends to shareholders:
From net investment income:
Class A	(546,900)	(317,306)
Investor Class	(202,195)	(124,211)
Class B	(12,079)	(14,009)
Class C	(44,949)	(42,750)
Class I	(1,194,013)	(951,731)

Total dividends to shareholders	(2,000,136)	(1,450,007)

Capital share transactions:
Net proceeds from sale of shares	47,224,998	67,834,602
Net asset value of shares issued to shareholders in reinvestment of dividends	1,936,763	1,415,184
Cost of shares redeemed	(71,596,871)	(64,302,117)

Increase (decrease) in net assets derived from capital share transactions	(22,435,110)	4,947,669

Net increase (decrease) in net assets	(24,352,855)	12,962,426

Net Assets
Beginning of year	200,076,318	187,113,892

End of year	$175,723,463	$200,076,318

Undistributed net investment income at end of year	$1,857,580	$1,568,829

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$20.20		$19.39	$16.59	$12.90	$11.34

Net investment income (loss) (a)	0.25		0.20	0.18	0.16	0.15
Net realized and unrealized gain (loss) on investments	(0.28)		0.76	2.83	3.71	1.60

Total from investment operations	(0.03)		0.96	3.01	3.87	1.75

Less dividends:
From net investment income	(0.22)		(0.15)	(0.21)	(0.18)	(0.19)

Net asset value at end of year	$19.95		$20.20	$19.39	$16.59	$12.90

Total investment return (b)	(0.13%)		4.95%	18.30%	30.35%	15.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29	% (c)	1.01%	0.98%	1.11%	1.22%
Net expenses	0.95	% (d)	0.96%	1.00%	1.05%	1.06%
Portfolio turnover rate	164%		158%	165%	150%	182%
Net assets at end of year (in 000’s)	$42,928		$52,985	$34,139	$19,011	$12,402

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$20.19		$19.38	$16.58	$12.89	$11.32

Net investment income (loss) (a)	0.21		0.16	0.13	0.10	0.09
Net realized and unrealized gain (loss) on investments	(0.29)		0.76	2.82	3.70	1.61

Total from investment operations	(0.08)		0.92	2.95	3.80	1.70

Less dividends:
From net investment income	(0.18)		(0.11)	(0.15)	(0.11)	(0.13)

Net asset value at end of year	$19.93		$20.19	$19.38	$16.58	$12.89

Total investment return (b)	(0.39%)		4.77%	17.94%	29.75%	15.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05	% (c)	0.82%	0.71%	0.72%	0.72%
Net expenses	1.20	% (d)	1.17%	1.28%	1.46%	1.56%
Portfolio turnover rate	164%		158%	165%	150%	182%
Net assets at end of year (in 000’s)	$21,880		$22,939	$20,856	$18,436	$15,093

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016		2015	2014	2013	2012
Net asset value at beginning of year	$18.49		$17.81	$15.27	$11.87	$10.43

Net investment income (loss) (a)	0.05		0.02	(0.00)‡	(0.00)‡	(0.00)‡
Net realized and unrealized gain (loss) on investments	(0.26)		0.69	2.59	3.42	1.48

Total from investment operations	(0.21)		0.71	2.59	3.42	1.48

Less dividends:
From net investment income	(0.03)		(0.03)	(0.05)	(0.02)	(0.04)

Net asset value at end of year	$18.25		$18.49	$17.81	$15.27	$11.87

Total investment return (b)	(1.12%)		4.01%	17.00%	28.87%	14.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30	% (c)	0.09%	(0.03%)	(0.03%)	(0.02%)
Net expenses	1.95	% (d)	1.92%	2.03%	2.21%	2.31%
Portfolio turnover rate	164%		158%	165%	150%	182%
Net assets at end of year (in 000’s)	$6,604		$6,816	$7,240	$6,760	$5,836

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.96%.

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$18.48		$17.80	$15.26	$11.87	$10.43

Net investment income (loss) (a)	0.06		0.01	(0.02)	(0.01)	(0.00)‡
Net realized and unrealized gain (loss) on investments	(0.27)		0.70	2.61	3.42	1.48

Total from investment operations	(0.21)		0.71	2.59	3.41	1.48

Less dividends:
From net investment income	(0.03)		(0.03)	(0.05)	(0.02)	(0.04)

Net asset value at end of year	$18.24		$18.48	$17.80	$15.26	$11.87

Total investment return (b)	(1.12%)		4.01%	17.01%	28.78%	14.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34	% (c)	0.06%	(0.10%)	(0.10%)	(0.02%)
Net expenses	1.95	% (d)	1.92%	2.03%	2.21%	2.31%
Portfolio turnover rate	164%		158%	165%	150%	182%
Net assets at end of year (in 000’s)	$16,509		$25,775	$16,536	$3,441	$1,575

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.96%.

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$20.29		$19.45	$16.64	$12.94	$11.38

Net investment income (loss) (a)	0.31		0.26	0.22	0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.29)		0.76	2.83	3.71	1.60

Total from investment operations	0.02		1.02	3.05	3.91	1.78

Less dividends:
From net investment income	(0.27)		(0.18)	(0.24)	(0.21)	(0.22)

Net asset value at end of year	$20.04		$20.29	$19.45	$16.64	$12.94

Total investment return (b)	0.12%		5.26%	18.55%	30.65%	15.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%(c)	1.30%	1.24%	1.40%	1.48%
Net expenses	0.70	%(d)	0.71%	0.75%	0.80%	0.81%
Portfolio turnover rate	164%		158%	165%	150%	182%
Net assets at end of year (in 000’s)	$87,774		$91,561	$108,343	$77,476	$75,985

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.71%.

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$18.44

Net investment income (loss) (a)	0.10
Net realized and unrealized gain (loss) on investments	1.36

Total from investment operations	1.46

Net asset value at end of period	$19.90

Total investment return (b)	7.92	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74	%††(e)
Net expenses	1.31	%††(f)
Portfolio turnover rate	164%
Net assets at end of period (in 000’s)	$29

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.
(f)	Without the custody fee reimbursement, net expenses would have been 1.32%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Common Stock Fund (the “Fund”), a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first effective on December 14, 2007. There were no investment operations for Class R2 during the year ended October 31, 2016 or in any period since Class R2’s effectiveness. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

20	MainStay Common Stock Fund

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

21

Notes to Financial Statements (continued)

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this

22	MainStay Common Stock Fund

would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the year ended October 31, 2016, the effective management fee rate was 0.55%.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. These voluntary waivers or reimbursements may be discontinued at any time.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $1,036,352.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $7,171 and $8,381, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $308, $28,076 and $3,632, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year

23

Notes to Financial Statements (continued)

ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$18,102
Investor Class	63,895
Class B	18,978
Class C	60,532
Class I	33,882
Class R3	7

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R3	$26,979	94.6%

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,857,580	$(29,133,054)	$—	$7,870,928	$(19,404,546)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(57,901)	$57,901	$—

The reclassifications for the Fund are primarily due to return of capital distributions received, and capital gain distributions from Real Estate Investment Trusts (“REITs”).

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $29,133,054 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$29,133	$—

The Fund utilized $4,490,810 of capital loss carryforwards during the year ended October 31, 2016.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$2,000,136	$1,450,007

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was

24	MainStay Common Stock Fund

$600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $310,163 and $332,019, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,251,418	$24,675,950
Shares issued to shareholders in reinvestment of dividends and distributions	26,849	520,878
Shares redeemed	(1,802,139)	(36,048,711)

Net increase (decrease) in shares outstanding before conversion	(523,872)	(10,851,883)
Shares converted into Class A (See Note 1)	66,498	1,308,332
Shares converted from Class A (See Note 1)	(13,967)	(280,865)

Net increase (decrease)	(471,341)	$(9,824,416)

Year ended October 31, 2015:
Shares sold	1,548,299	$30,351,618
Shares issued to shareholders in reinvestment of dividends and distributions	15,457	306,971
Shares redeemed	(713,232)	(14,201,162)

Net increase (decrease) in shares outstanding before conversion	850,524	16,457,427
Shares converted into Class A (See Note 1)	44,372	894,606
Shares converted from Class A (See Note 1)	(33,201)	(635,327)

Net increase (decrease)	861,695	$16,716,706

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	122,624	$2,385,551
Shares issued to shareholders in reinvestment of dividends and distributions	10,373	201,445
Shares redeemed	(153,115)	(3,008,109)

Net increase (decrease) in shares outstanding before conversion	(20,118)	(421,113)
Shares converted into Investor Class (See Note 1)	45,097	893,686
Shares converted from Investor Class (See Note 1)	(63,429)	(1,248,269)

Net increase (decrease)	(38,450)	$(775,696)

Year ended October 31, 2015:
Shares sold	197,188	$3,922,117
Shares issued to shareholders in reinvestment of dividends and distributions	6,158	122,419
Shares redeemed	(177,345)	(3,531,519)

Net increase (decrease) in shares outstanding before conversion	26,001	513,017
Shares converted into Investor Class (See Note 1)	73,603	1,428,217
Shares converted from Investor Class (See Note 1)	(39,541)	(799,054)

Net increase (decrease)	60,063	$1,142,180

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	119,948	$2,140,730
Shares issued to shareholders in reinvestment of dividends and distributions	638	11,415
Shares redeemed	(88,530)	(1,573,401)

Net increase (decrease) in shares outstanding before conversion	32,056	578,744
Shares converted from Class B (See Note 1)	(38,808)	(701,777)

Net increase (decrease)	(6,752)	$(123,033)

Year ended October 31, 2015:
Shares sold	107,365	$1,963,256
Shares issued to shareholders in reinvestment of dividends and distributions	718	13,151
Shares redeemed	(96,625)	(1,755,078)

Net increase (decrease) in shares outstanding before conversion	11,458	221,329
Shares converted from Class B (See Note 1)	(49,207)	(888,442)

Net increase (decrease)	(37,749)	$(667,113)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	219,476	$3,963,348
Shares issued to shareholders in reinvestment of dividends and distributions	1,795	32,117
Shares redeemed	(710,934)	(12,699,832)

Net increase (decrease)	(489,663)	$(8,704,367)

Year ended October 31, 2015:
Shares sold	861,851	$15,727,727
Shares issued to shareholders in reinvestment of dividends and distributions	1,704	31,194
Shares redeemed	(397,517)	(7,188,101)

Net increase (decrease)	466,038	$8,570,820

25

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	716,226	$14,032,867
Shares issued to shareholders in reinvestment of dividends and distributions	60,232	1,170,908
Shares redeemed	(910,950)	(18,266,818)

Net increase (decrease) before Shares conversion	(134,492)	(3,063,043)
Shares converted into Class I (See Note 1)	1,423	28,893

Net increase (decrease)	(133,069)	$(3,034,150)

Year ended October 31, 2015:
Shares sold	798,357	$15,869,884
Shares issued to shareholders in reinvestment of dividends and distributions	47,309	941,449
Shares redeemed	(1,902,965)	(37,626,257)

Net increase (decrease)	(1,057,299)	$(20,814,924)

Class R3	Shares	Amount
Period ended October 31, 2016 (a):
Shares sold	1,433	$26,552

Net increase (decrease)	1,433	$26,552

(a)	Inception date was February 29, 2016.

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the

United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as

26	MainStay Common Stock Fund

well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

28	MainStay Common Stock Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2016, the Fund designated approximately $2,000,136 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 100% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Common Stock Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

32	MainStay Common Stock Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716826 MS316-16	MSCS11-12/16 (NYLIM) NL219

MainStay Large Cap Growth Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.81 –2.44%	10.08 11.33%	7.20 7.80%	0.99 0.99%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.93 –2.57	10.02 11.27	7.12 7.73	1.04 1.04
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–7.52 –3.32	10.17 10.44	6.92 6.92	1.79 1.79
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–4.15 –3.31	10.45 10.45	6.92 6.92	1.79 1.79
Class I Shares	No Sales Charge		–2.23	11.62	8.16	0.74
Class R1 Shares	No Sales Charge		–2.37	11.50	8.04	0.84
Class R2 Shares	No Sales Charge		–2.66	11.22	7.78	1.09
Class R3 Shares	No Sales Charge		–2.83	10.95	7.52	1.34
Class R6 Shares[4]	No Sales Charge		–2.12	11.70	8.20	0.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would also likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[5]	2.28%	13.65%	8.22%
S&P 500® Index[6]	4.51	13.57	6.70
Average Lipper Large-Cap Growth Fund[7]	–0.21	12.30	7.24

5.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S.  stock-

market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

The Average Lipper Large-Cap Growth Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,037.30	$5.02	$1,020.20	$4.98

Investor Class Shares	$1,000.00	$1,037.70	$5.38	$1,019.90	$5.33

Class B Shares	$1,000.00	$1,033.10	$9.20	$1,016.10	$9.12

Class C Shares	$1,000.00	$1,033.20	$9.20	$1,016.10	$9.12

Class I Shares	$1,000.00	$1,038.80	$3.74	$1,021.50	$3.71

Class R1 Shares	$1,000.00	$1,038.30	$4.30	$1,020.90	$4.27

Class R2 Shares	$1,000.00	$1,036.20	$5.53	$1,019.70	$5.48

Class R3 Shares	$1,000.00	$1,036.30	$6.81	$1,018.50	$6.75

Class R6 Shares	$1,000.00	$1,039.70	$3.18	$1,022.00	$3.15

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.98% for Class A, 1.05% for Investor Class, 1.80% for Class B and Class C, 0.73% for Class I, 0.84% for Class R1, 1.08% for Class R2, 1.33% for Class R3 and 0.62% for Class R6) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

IT Services	11.5%
Internet Software & Services	10.7
Software	10.3
Internet & Catalog Retail	9.2
Health Care Equipment & Supplies	6.9
Technology Hardware, Storage & Peripherals	3.9
Health Care Providers & Services	3.8
Pharmaceuticals	3.8
Semiconductors & Semiconductor Equipment	3.6
Biotechnology	3.5
Textiles, Apparel & Luxury Goods	3.3
Media	2.7
Real Estate Investment Trusts	2.7
Specialty Retail	2.7
Hotels, Restaurants & Leisure	2.4
Oil, Gas & Consumable Fuels	2.1

Chemicals	2.0%
Food & Staples Retailing	2.0
Industrial Conglomerates	1.7
Aerospace & Defense	1.6
Multiline Retail	1.4
Life Sciences Tools & Services	1.2
Banks	1.0
Beverages	1.0
Capital Markets	1.0
Professional Services	1.0
Road & Rail	1.0
Machinery	0.7
Short-Term Investment	0.9
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc.

2.	Amazon.com, Inc.

3.	Visa, Inc. Class A

4.	Apple, Inc.

5.	Facebook, Inc. Class A
6.	UnitedHealth Group, Inc.

7.	NIKE, Inc. Class B

8.	Starbucks Corp.

9.	Celgene Corp.

10.	salesforce.com, Inc.

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow,1 Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Large Cap Growth Fund returned –2.44% for Class A shares, –2.57% for Investor Class shares, –3.32% for Class B shares and –3.31% for Class C shares for the 12 months ended October 31, 2016. Over the same period, the Fund returned –2.23% for Class I shares, –2.37% for Class R1 shares, –2.66% for Class R2 shares, –2.83% for Class R3 shares and –2.12% for Class R6 shares. For the 12 months ended October 31, 2016, all share classes underperformed the 2.28% return of the Russell 1000® Growth Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes also underperformed the 4.51% return of the S&P 500® Index,2 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2016, all share classes underperformed the –0.21% return of the Average Lipper3 Large-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

At the end of 2015, large-cap growth was the best-performing major equity asset class for the previous one-, five-, seven-, and 10-year periods. In early 2016, however, market sentiment shifted, and stock performance started to reflect yield and value factors. As interest rates declined, companies with the highest yields outperformed those with the lowest yields, and most active large-cap growth managers underperformed their respective indexes. While the Fund’s performance was strong after the first quarter of 2016, relative performance for the 12 months ended October 31, 2016, was disappointing.

The Fund underperformed the Russell 1000® Growth Index during the reporting period, primarily because of stock selection in the information technology sector and an overweight position in the weak-performing health care sector. The Fund’s underweight position in consumer staples also detracted from performance, as higher-yielding consumer staples stocks outperformed in the Index. In the telecommunication services sector, the Fund focused on growth rather than yield and did not own any slower-growth companies, such as Verizon Communications. Not owning Verizon Communications detracted from the Fund’s relative performance.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest contributions to the Fund’s performance relative to the Russell 1000® Growth Index were energy, real estate and financials. (Contributions take weightings and total returns into account.) Stock selection was strong in the energy sector. In the real estate sector, a slightly overweight position relative to the Index helped relative performance. The financials sector was also strong relative to other sectors in the Fund.

The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Growth Index were consumer staples, health care and information technology. The yield factor helped performance in the consumer staples sector, but an underweight position in the sector detracted. During the reporting period, our research indicated that many consumer staples stocks continued to have challenged fundamentals and unattractive valuations. As a result, the Fund did not own some strong performers, including Philip Morris and Altria.

Within the Russell 1000® Growth Index, health care stocks overall declined nearly 10% during the reporting period. The Fund’s overweight position in the sector detracted from relative performance. In our opinion, positive fundamentals have been overshadowed by political concerns related to the election cycle. Negative press coverage—including stories about Mylan’s price increases on its EpiPen—contributed to weak sentiment in the sector. The Fund did not own Mylan during the reporting period.

While the Fund’s overweight position in the strong-performing information technology sector helped relative performance, stock selection within the sector detracted.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest contributions to the Fund’s absolute performance during the reporting period came from managed care provider UnitedHealth Group, Internet catalog and retail company Amazon.com and medical device manufacturer Boston Scientific. UnitedHealth Group saw strong revenue and earnings growth because of the company’s scale and its diverse array of health and well-being services. Amazon.com continued to dominate the Internet retailing industry. The company’s cloud computing business, Amazon Web Services, added to revenue and earnings growth during the reporting period. Boston Scientific saw accelerating top-line growth driven by new products in its cardiology and urology units.

The most significant detractor from the Fund’s absolute performance was online professional networking company LinkedIn. The company reported strong results in the first quarter of 2016 but provided guidance that its Talent Solutions business was experiencing slowing growth and advised that the company’s once promising off-network advertising business would be

1.	Mr. Winslow will serve as portfolio manager until December 31, 2016.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

discontinued. These factors undermined the company’s forward growth prospects.

A position in specialty pharmaceutical company Allergan also detracted from the Fund’s absolute performance after the company’s acquisition by Pfizer was called off. Although we viewed the stock as attractively valued, the health care sector in general—and pharmaceutical companies in particular—were largely out of favor during the reporting period.

Athletic footwear and apparel company Nike also detracted from the Fund’s absolute performance. Investor’s appeared to be concerned about slower revenue growth in Europe and China, which were among some of the company’s highest-margin regions. We viewed the company as well-positioned, with better inventory levels and several product launches during the summer Olympics.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund’s largest new purchases during the reporting period were media company Comcast, aerospace and defense company Lockheed Martin and payment processing company Fidelity National Information Services.

The vertical integration of Comcast’s leading broadcast units, cable networks and content studios—along with with the largest domestic cable and broadband distribution networks—have, in our opinion, positioned the company for future growth in an evolving industry. After several years of flat-to-declining defense spending, Lockheed Martin has finally moved higher, with solid growth prospects for several years in light of the tense geopolitical environment. In this environment, we believe that Lockheed Martin is poised to increase its revenues. The Fund purchased a position in Fidelity National Information Services because the company was benefiting from the secular shift to electronic payments and from the integration of a recent acquisition.

The Fund’s most significant sales during the reporting period included eliminating positions in online professional networking company LinkedIn and medical device manufacturer Medtronic, as well as trimming the Fund’s position in social media company Facebook. We sold the Fund’s position in LinkedIn because of slowing growth in the company’s talent solutions business and the discontinuation of the company’s once-promising off-network advertising business. We sold the Fund’s position in Medtronic to pursue other health care holdings that we found more compelling. Medtronic’s margins were below our expectations, and we believed that foreign-exchange headwinds could challenge the company’s future growth. Facebook was a large holding in the Fund; but during the reporting period, we sold some of the Fund’s shares as we sought to manage position size.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings relative to the Russell 1000® Growth Index in the energy and industrials sectors. In 2015, we essentially owned no energy holdings, anticipating that oil prices would remain low for an extended period. By February 2016, oil prices had declined to $26 per barrel, a level we viewed as unsustainably low, and the Fund has since added two holdings in the sector.

During the reporting period, we reduced the degree to which the Fund was underweight in the industrials sector. We expect that slow global growth may challenge the sector overall. Nevertheless, we believe that idiosyncratic factors can benefit certain companies—such as increased shipments from Mexico (Kansas City Southern) or higher defense spending (Raytheon).

Several major indexes have added real estate as a sector. As of October 31, 2016, real estate accounted for 3% of the Fund’s net assets. The Fund has positions in two cellular tower companies, both structured as real estate investment trusts (REITs).

The Fund maintained an overweight position in the consumer discretionary and health care sectors but reduced the size of these positions during the reporting period. We continued to find compelling opportunities relative to the benchmark in both sectors but also noted that certain subsectors—such as retailing in the consumer space and drug companies in the health care sector—may face meaningful challenges in the current environment.

Finally, the Fund held a benchmark weight in materials in 2015 and ended the reporting period at 2% underweight.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held overweight positions relative to the Russell 1000® Growth Index in information technology, consumer discretionary and health care sectors. Despite recent weakness in the health care sector, we sought to invest in health care companies with strong fundamentals and attractive valuations.

As of the same date, the Fund held underweight positions in consumer staples, industrials and financials. This positioning reflected our view that consumer staples companies were expensive on historical basis and that low interest rates may continue to challenge industrial and financial companies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments October 31, 2016

	Shares	Value
Common Stocks 98.7%†
Aerospace & Defense 1.6%
Raytheon Co.	1,684,000	$230,051,240

Banks 1.0%
JPMorgan Chase & Co.	2,009,300	139,164,118

Beverages 1.0%
PepsiCo., Inc.	1,362,600	146,070,720

Biotechnology 3.5%
♦Celgene Corp. (a)	3,288,470	336,015,865
Regeneron Pharmaceuticals, Inc. (a)	464,400	160,227,288

		496,243,153

Capital Markets 1.0%
Moody’s Corp.	1,418,600	142,597,672

Chemicals 2.0%
Ecolab, Inc.	1,144,900	130,713,233
Sherwin-Williams Co. (The)	593,725	145,379,503

		276,092,736

Food & Staples Retailing 2.0%
Costco Wholesale Corp.	1,201,700	177,695,379
CVS Health Corp.	1,333,900	112,180,990

		289,876,369

Health Care Equipment & Supplies 6.9%
Boston Scientific Corp. (a)	6,194,200	136,272,400
Danaher Corp.	3,440,600	270,259,130
Edwards Lifesciences Corp. (a)	1,695,250	161,421,705
Intuitive Surgical, Inc. (a)	224,650	150,982,772
Stryker Corp.	868,600	100,193,010
Zimmer Biomet Holdings, Inc.	1,525,000	160,735,000

		979,864,017

Health Care Providers & Services 3.8%
Centene Corp. (a)	2,564,800	160,248,704
♦UnitedHealth Group, Inc.	2,719,400	384,332,802

		544,581,506

Hotels, Restaurants & Leisure 2.4%
♦Starbucks Corp.	6,476,600	343,713,162

Industrial Conglomerates 1.7%
Honeywell International, Inc.	2,181,100	239,223,048

Internet & Catalog Retail 9.2%
♦Amazon.com, Inc. (a)	810,140	639,864,775

	Shares	Value
Internet & Catalog Retail (continued)
Ctrip.com International, Ltd., ADR (a)	3,457,850	$152,664,077
Expedia, Inc.	741,550	95,830,507
Netflix, Inc. (a)	1,293,800	161,556,806
Priceline Group, Inc. (The) (a)	171,240	252,447,145

		1,302,363,310

Internet Software & Services 10.7%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	1,757,600	178,730,344
♦Alphabet, Inc.
Class A (a)	452,860	366,771,314
Class C (a)	404,131	317,056,935
CoStar Group, Inc. (a)	744,315	139,276,223
♦Facebook, Inc. Class A (a)	3,961,500	518,916,885

		1,520,751,701

IT Services 11.5%
Fidelity National Information Services, Inc.	2,685,000	198,475,200
FleetCor Technologies, Inc. (a)	1,462,650	256,402,545
MasterCard, Inc. Class A	2,802,400	299,912,848
PayPal Holdings, Inc. (a)	6,624,750	275,987,085
♦Visa, Inc. Class A	7,293,500	601,786,685

		1,632,564,363

Life Sciences Tools & Services 1.2%
Thermo Fisher Scientific, Inc.	1,144,900	168,334,647

Machinery 0.7%
Fortive Corp.	2,009,350	102,577,318

Media 2.7%
Charter Communications, Inc. Class A (a)	533,822	133,396,780
Comcast Corp. Class A	2,312,800	142,977,296
Time Warner, Inc.	1,244,150	110,716,908

		387,090,984

Multiline Retail 1.4%
Dollar Tree, Inc. (a)	2,659,300	200,910,115

Oil, Gas & Consumable Fuels 2.1%
Diamondback Energy, Inc. (a)	1,580,000	144,238,200
Pioneer Natural Resources Co.	816,100	146,098,222

		290,336,422

Pharmaceuticals 3.8%
Allergan PLC (a)	756,810	158,127,881
Eli Lilly & Co.	1,399,600	103,346,464
Zoetis, Inc.	5,919,600	282,956,880

		544,431,225

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Professional Services 1.0%
Nielsen Holdings PLC	3,131,500	$140,980,130

Real Estate Investment Trusts 2.7%
American Tower Corp.	2,049,600	240,192,624
Crown Castle International Corp.	1,499,900	136,475,901

		376,668,525

Road & Rail 1.0%
Kansas City Southern	1,637,300	143,689,448

Semiconductors & Semiconductor Equipment 3.6%
Applied Materials, Inc.	4,076,200	118,535,896
Broadcom, Ltd.	1,568,500	267,084,180
Micron Technology, Inc. (a)	7,671,300	131,639,508

		517,259,584

Software 10.3%
Activision Blizzard, Inc.	2,988,400	129,009,228
Adobe Systems, Inc. (a)	2,072,400	222,803,724
Microsoft Corp.	4,654,500	278,897,640
Mobileye N.V. (a)	3,574,300	132,892,474
♦salesforce.com, Inc. (a)	4,161,900	312,808,404
ServiceNow, Inc. (a)	2,215,500	194,764,605
Splunk, Inc. (a)	3,089,700	185,969,043

		1,457,145,118

Specialty Retail 2.7%
Home Depot, Inc. (The)	1,846,400	225,279,264
O’Reilly Automotive, Inc. (a)	569,550	150,611,802

		375,891,066

Technology Hardware, Storage & Peripherals 3.9%
♦Apple, Inc.	4,828,085	548,180,771

Textiles, Apparel & Luxury Goods 3.3%
lululemon athletica, Inc. (a)	1,901,350	108,852,287
♦NIKE, Inc. Class B	7,171,400	359,860,852

		468,713,139

Total Common Stocks (Cost $9,925,156,862)		14,005,365,607

	Principal Amount	Value
Short-Term Investment 0.9%
Repurchase Agreement 0.9%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $131,120,876 (Collateralized by United States Treasury and Government Agency securities with rates between 1.00% and 1.25% and maturity dates between 10/2/19 and 10/15/19, with a Principal Amount of $133,520,000 and a Market Value of $133,744,366)	$131,120,767	$131,120,767

Total Short-Term Investment (Cost $131,120,767)		131,120,767

Total Investments (Cost $10,056,277,629) (b)	99.6%	14,136,486,374
Other Assets, Less Liabilities	0.4	60,143,097
Net Assets	100.0%	$14,196,629,471

(a)	Non-income producing security.

(b)	As of October 31, 2016, cost was $10,098,165,039 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,292,288,088
Gross unrealized depreciation	(253,966,753)

Net unrealized appreciation	$4,038,321,335

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$14,005,365,607	$—	$—	$14,005,365,607
Short-Term Investment
Repurchase Agreement	—	131,120,767	—	131,120,767

Total Investments in Securities	$14,005,365,607	$131,120,767	$—	$14,136,486,374

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $10,056,277,629)	$14,136,486,374
Receivables:
Investment securities sold	331,114,382
Fund shares sold	34,083,615
Dividends and interest	2,930,565
Other assets	97,876

Total assets	14,504,712,812

Liabilities
Payables:
Investment securities purchased	234,900,485
Fund shares redeemed	61,349,221
Manager (See Note 3)	7,642,921
Transfer agent (See Note 3)	2,893,503
NYLIFE Distributors (See Note 3)	659,289
Shareholder communication	232,602
Professional fees	158,398
Custodian	122,720
Trustees	41,928
Accrued expenses	82,274

Total liabilities	308,083,341

Net assets	$14,196,629,471

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$14,891,938
Additional paid-in capital	8,617,100,681

8,631,992,619
Accumulated net realized gain (loss) on investments	1,484,428,107
Net unrealized appreciation (depreciation) on investments	4,080,208,745

Net assets	$14,196,629,471

Class A
Net assets applicable to outstanding shares	$882,020,811

Shares of beneficial interest outstanding	96,202,904

Net asset value per share outstanding	$9.17
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.70

Investor Class
Net assets applicable to outstanding shares	$167,631,454

Shares of beneficial interest outstanding	18,444,626

Net asset value per share outstanding	$9.09
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.62

Class B
Net assets applicable to outstanding shares	$36,548,758

Shares of beneficial interest outstanding	4,506,025

Net asset value and offering price per share outstanding	$8.11

Class C
Net assets applicable to outstanding shares	$306,409,087

Shares of beneficial interest outstanding	37,829,932

Net asset value and offering price per share outstanding	$8.10

Class I
Net assets applicable to outstanding shares	$8,994,996,652

Shares of beneficial interest outstanding	932,127,036

Net asset value and offering price per share outstanding	$9.65

Class R1
Net assets applicable to outstanding shares	$1,636,560,343

Shares of beneficial interest outstanding	172,657,944

Net asset value and offering price per share outstanding	$9.48

Class R2
Net assets applicable to outstanding shares	$391,534,515

Shares of beneficial interest outstanding	42,771,273

Net asset value and offering price per share outstanding	$9.15

Class R3
Net assets applicable to outstanding shares	$87,059,982

Shares of beneficial interest outstanding	9,841,140

Net asset value and offering price per share outstanding	$8.85

Class R6
Net assets applicable to outstanding shares	$1,693,867,869

Shares of beneficial interest outstanding	174,812,966

Net asset value and offering price per share outstanding	$9.69

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends	$134,577,490
Interest	28,252

Total income	134,605,742

Expenses
Manager (See Note 3)	95,392,023
Transfer agent (See Note 3)	18,088,295
Distribution/Service—Class A (See Note 3)	2,555,498
Distribution/Service—Investor Class (See Note 3)	435,122
Distribution/Service—Class B (See Note 3)	410,445
Distribution/Service—Class C (See Note 3)	3,542,923
Distribution/Service—Class R2 (See Note 3)	1,316,064
Distribution/Service—Class R3 (See Note 3)	490,240
Shareholder service (See Note 3)	2,451,302
Professional fees	780,893
Shareholder communication	645,755
Trustees	407,754
Registration	263,325
Custodian	262,011
Interest expense	3,025
Miscellaneous	496,525

Total expenses before waiver/reimbursement	127,541,200
Expense waiver/reimbursement from Manager (See Note 3)	(1,077,461)
Reimbursement from custodian (a)	(83,489)

Net expenses	126,380,250

Net investment income (loss)	8,225,492

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,723,956,661
Net change in unrealized appreciation (depreciation) on investments	(2,190,510,484)

Net realized and unrealized gain (loss) on investments	(466,553,823)

Net increase (decrease) in net assets resulting from operations	$(458,328,331)

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,225,492	$(9,676,580)
Net realized gain (loss) on investments	1,723,956,661	2,381,897,095
Net change in unrealized appreciation (depreciation) on investments	(2,190,510,484)	(812,353,846)

Net increase (decrease) in net assets resulting from operations	(458,328,331)	1,559,866,669

Distributions to shareholders:
From net realized gain on investments:
Class A	(142,419,821)	(125,570,603)
Investor Class	(22,800,549)	(19,330,344)
Class B	(6,317,895)	(5,511,858)
Class C	(53,490,540)	(42,270,495)
Class I	(1,353,826,295)	(1,298,539,884)
Class R1	(243,267,444)	(207,982,444)
Class R2	(77,201,297)	(92,684,573)
Class R3	(13,765,123)	(15,451,512)
Class R6	(148,689,366)	(69,346,873)

Total distributions to shareholders	(2,061,778,330)	(1,876,688,586)

Capital share transactions:
Net proceeds from sale of shares	3,454,173,773	3,835,563,572
Net asset value of shares issued to shareholders in reinvestment of distributions	1,630,820,951	1,486,839,316
Cost of shares redeemed	(6,409,403,860)	(7,392,003,445)

Increase (decrease) in net assets derived from capital share transactions	(1,324,409,136)	(2,069,600,557)

Net increase (decrease) in net assets	(3,844,515,797)	(2,386,422,474)

Net Assets
Beginning of year	18,041,145,268	20,427,567,742

End of year	$14,196,629,471	$18,041,145,268

Net investment income (loss)	$—	$(9,676,580)

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.68	$10.91	$9.98	$7.55	$7.24

Net investment income (loss) (a)	(0.01)	(0.02)	(0.02)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(0.23)	0.85	1.45	2.42	0.49

Total from investment operations	(0.24)	0.83	1.43	2.43	0.47

Less dividends and distributions:
From net investment income	—	—	—	(0.00)‡	—
From net realized gain on investments	(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.27)	(1.06)	(0.50)	(0.00)‡	(0.16)

Net asset value at end of year	$9.17	$10.68	$10.91	$9.98	$7.55

Total investment return (b)	(2.44%)	8.10%	14.95%	32.09%	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.13%)	(0.23%)	(0.22%)	0.17%	(0.20%)
Net expenses	0.99%	0.99%	0.99%	1.02%	1.04%
Expenses (before waiver/reimbursement)	1.00%	0.99%	0.99%	1.02%	1.04%
Portfolio turnover rate	84%	66%	67%	74%	60%
Net assets at end of year (in 000’s)	$882,021	$1,202,852	$1,304,641	$1,615,768	$1,611,374

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.61	$10.84	$9.93	$7.52	$7.21

Net investment income (loss) (a)	(0.02)	(0.03)	(0.03)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(0.23)	0.86	1.44	2.40	0.49

Total from investment operations	(0.25)	0.83	1.41	2.41	0.47

Less dividends and distributions:
From net investment income	—	—	—	(0.00)‡	—
From net realized gain on investments	(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.27)	(1.06)	(0.50)	(0.00)‡	(0.16)

Net asset value at end of year	$9.09	$10.61	$10.84	$9.93	$7.52

Total investment return (b)	(2.57%)	8.16%	14.82%	32.13%	6.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19%)	(0.28%)	(0.28%)	0.09%	(0.28%)
Net expenses	1.05%	1.04%	1.04%	1.08%	1.10%
Expenses (before waiver/reimbursement)	1.06%	1.04%	1.04%	1.08%	1.10%
Portfolio turnover rate	84%	66%	67%	74%	60%
Net assets at end of year (in 000’s)	$167,631	$180,154	$199,826	$211,111	$199,156

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014	2013	2012
Net asset value at beginning of year	$9.67	$10.04	$9.29	$7.09	$6.86

Net investment income (loss) (a)	(0.08)	(0.10)	(0.10)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.21)	0.79	1.35	2.25	0.46

Total from investment operations	(0.29)	0.69	1.25	2.20	0.39

Less dividends and distributions:
From net investment income	—	—	—	(0.00)‡	—
From net realized gain on investments	(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.27)	(1.06)	(0.50)	(0.00)‡	(0.16)

Net asset value at end of year	$8.11	$9.67	$10.04	$9.29	$7.09

Total investment return (b)	(3.32%)	7.34%	14.08%	30.93%	5.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.94%)	(1.03%)	(1.02%)	(0.65%)	(1.01%)
Net expenses	1.80%	1.79%	1.79%	1.83%	1.84%
Expenses (before waiver/reimbursement)	1.81%	1.79%	1.79%	1.83%	1.85%
Portfolio turnover rate	84%	66%	67%	74%	60%
Net assets at end of year (in 000’s)	$36,549	$47,779	$52,737	$59,671	$58,392

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$9.66	$10.03	$9.29	$7.09	$6.85

Net investment income (loss) (a)	(0.08)	(0.10)	(0.10)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.21)	0.79	1.34	2.25	0.47

Total from investment operations	(0.29)	0.69	1.24	2.20	0.40

Less dividends and distributions:
From net investment income	—	—	—	(0.00)‡	—
From net realized gain on investments	(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.27)	(1.06)	(0.50)	(0.00)‡	(0.16)

Net asset value at end of year	$8.10	$9.66	$10.03	$9.29	$7.09

Total investment return (b)	(3.31%)	7.35%	13.96%	31.12%	5.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.94%)	(1.04%)	(1.02%)	(0.66%)	(1.02%)
Net expenses	1.80%	1.79%	1.79%	1.83%	1.85%
Expenses (before waiver/reimbursement)	1.81%	1.79%	1.79%	1.83%	1.85%
Portfolio turnover rate	84%	66%	67%	74%	60%
Net assets at end of year (in 000’s)	$306,409	$408,078	$402,714	$403,968	$375,521

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.15	$11.32	$10.31	$7.80	$7.45

Net investment income (loss) (a)	0.01	0.00 ‡	0.00 ‡	0.03	0.00 ‡
Net realized and unrealized gain (loss) on investments	(0.24)	0.89	1.51	2.50	0.51

Total from investment operations	(0.23)	0.89	1.51	2.53	0.51

Less dividends and distributions:
From net investment income	—	—	—	(0.02)	—
From net realized gain on investments	(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.27)	(1.06)	(0.50)	(0.02)	(0.16)

Net asset value at end of year	$9.65	$11.15	$11.32	$10.31	$7.80

Total investment return (b)	(2.23%)	8.36%	15.26%	32.41%	7.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%	0.02%	0.02%	0.38%	0.03%
Net expenses	0.74%	0.74%	0.74%	0.77%	0.79%
Expenses (before waiver/reimbursement)	0.75%	0.74%	0.74%	0.77%	0.79%
Portfolio turnover rate	84%	66%	67%	74%	60%
Net assets at end of year (in 000’s)	$8,994,997	$12,150,253	$14,361,006	$13,254,459	$11,215,464

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,
Class R1	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.99	$11.17	$10.19	$7.72	$7.38

Net investment income (loss) (a)	0.00 ‡	(0.01)	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(0.24)	0.89	1.49	2.47	0.51

Total from investment operations	(0.24)	0.88	1.48	2.49	0.50

Less dividends and distributions:
From net investment income	—	—	—	(0.02)	—
From net realized gain on investments	(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.27)	(1.06)	(0.50)	(0.02)	(0.16)

Net asset value at end of year	$9.48	$10.99	$11.17	$10.19	$7.72

Total investment return (b)	(2.37%)	8.39%	15.14%	32.27%	6.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%	(0.08%)	(0.08%)	0.28%	(0.08%)
Net expenses	0.84%	0.84%	0.84%	0.87%	0.89%
Expenses (before waiver/reimbursement)	0.85%	0.84%	0.84%	0.87%	0.89%
Portfolio turnover rate	84%	66%	67%	74%	60%
Net assets at end of year (in 000’s)	$1,636,560	$1,952,248	$2,225,940	$2,287,242	$1,950,015

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2016	2015	2014	2013		2012
Net asset value at beginning of year	$10.68	$10.92	$9.99	$7.57		$7.26

Net investment income (loss) (a)	(0.02)	(0.03)	(0.03)	0.00	(b)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.24)	0.85	1.46	2.42		0.49

Total from investment operations	(0.26)	0.82	1.43	2.42		0.47

Less dividends and distributions:
From net investment income	—	—	—	(0.00	)(b)	—
From net realized gain on investments	(1.27)	(1.06)	(0.50)	—		(0.16)

Total dividends and distributions	(1.27)	(1.06)	(0.50)	(0.00	)(b)	(0.16)

Net asset value at end of year	$9.15	$10.68	$10.92	$9.99		$7.57

Total investment return (c)	(2.66%)	8.00%	14.93%	31.88%		6.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23%)	(0.32%)	(0.33%)	0.03%		(0.32%)
Net expenses	1.09%	1.09%	1.09%	1.12%		1.14%
Expenses (before waiver/reimbursement)	1.10%	1.09%	1.09%	1.12%		1.14%
Portfolio turnover rate	84%	66%	67%	74%		60%
Net assets at end of year (in 000’s)	$391,535	$674,630	$984,295	$1,014,655		$854,119

(a)	Per share data based on average shares outstanding during the year.
(b)	Less than one percent.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.39	$10.67	$9.80	$7.45	$7.16

Net investment income (loss) (a)	(0.04)	(0.06)	(0.06)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.23)	0.84	1.43	2.37	0.49

Total from investment operations	(0.27)	0.78	1.37	2.35	0.45

Less dividends and distributions:
From net investment income	—	—	—	(0.00)‡	—
From net realized gain on investments	(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.27)	(1.06)	(0.50)	(0.00)‡	(0.16)

Net asset value at end of year	$8.85	$10.39	$10.67	$9.80	$7.45

Total investment return (b)	(2.83%)	7.79%	14.59%	31.63%	6.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.48%)	(0.57%)	(0.57%)	(0.20%)	(0.57%)
Net expenses	1.34%	1.34%	1.34%	1.37%	1.39%
Expenses (before reimbursement/waiver)	1.35%	1.34%	1.34%	1.37%	1.39%
Portfolio turnover rate	84%	66%	67%	74%	60%
Net assets at end of year (in 000’s)	$87,060	$114,118	$158,222	$219,158	$205,329

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,			June 17, 2013** through October 31,
Class R6	2016	2015	2014	2013
Net asset value at beginning of period	$11.18	$11.33	$10.31	$9.02

Net investment income (loss) (a)	0.02	0.01	0.01	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.24)	0.90	1.51	1.29

Total from investment operations	(0.22)	0.91	1.52	1.29

Less distributions:
From net realized gain on investments	(1.27)	(1.06)	(0.50)	—

Net asset value at end of period	$9.69	$11.18	$11.33	$10.31

Total investment return (b)	(2.12%)	8.55%	15.36%	14.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23%	0.11%	0.10%	0.04	%††
Net expenses	0.62%	0.62%	0.62%	0.62	%††
Expenses (before waiver/reimbursement)	0.63%	0.62%	0.62%	0.62%
Portfolio turnover rate	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$1,693,868	$1,311,034	$738,186	$147,625

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

22	MainStay Large Cap Growth Fund

assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

23

Notes to Financial Statements (continued)

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view

24	MainStay Large Cap Growth Fund

that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Winslow Capital Management, LLC (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2016, the effective management fee rate was 0.60%.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $95,392,023.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,826,828
Class R2	526,426
Class R3	98,048

25

Notes to Financial Statements (continued)

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $72,138 and $39,739, respectively.

During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $7,004, $207, $80,774 and $31,503, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,276,742
Investor Class	316,405
Class B	74,475
Class C	643,037
Class I	12,718,343
Class R1	2,279,277
Class R2	657,780
Class R3	122,236

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$1,526,315,517	$—	$4,038,321,335	$5,564,636,852

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,451,088	$(218,543,590)	$217,092,502

The reclassifications for the Fund are primarily due to return of capital distributions, capital gain distributions from Real Estate Investment Trusts (“REITs”), a net operating loss, and distributions in connection with redemption of fund shares.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$—	$206,173,770
Long-Term Capital Gain	2,061,778,330	1,670,514,816
Total	$2,061,778,330	$1,876,688,586

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, the Fund utilized the line of credit for one day, maintained an average daily balance of $82,000,000 at a weighted average interest rate of 1.328% and incurred interest expense in the amount of $3,025. As of October 31, 2016 there were no borrowings outstanding.

26	MainStay Large Cap Growth Fund

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $13,051,922 and $16,451,542, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	19,646,050	$180,253,666
Shares issued to shareholders in reinvestment of dividends and distributions	13,179,543	123,228,727
Shares redeemed	(49,582,926)	(450,652,369)

Net increase (decrease) in shares outstanding before conversion	(16,757,333)	(147,169,976)
Shares converted into Class A (See Note 1)	912,123	8,373,746
Shares converted from Class A (See Note 1)	(540,607)	(4,964,348)

Net increase (decrease)	(16,385,817)	$(143,760,578)

Year ended October 31, 2015:
Shares sold	21,810,581	$226,524,859
Shares issued to shareholders in reinvestment of dividends and distributions	10,872,016	110,133,517
Shares redeemed	(40,165,642)	(416,439,846)

Net increase (decrease) in shares outstanding before conversion	(7,483,045)	(79,781,470)
Shares converted into Class A (See Note 1)	813,049	8,547,122
Shares converted from Class A (See Note 1)	(317,270)	(3,204,527)

Net increase (decrease)	(6,987,266)	$(74,438,875)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	3,054,848	$29,040,842
Shares issued to shareholders in reinvestment of dividends and distributions	2,443,289	22,671,507
Shares redeemed	(3,993,991)	(36,160,957)

Net increase (decrease) in shares outstanding before conversion	1,504,146	15,551,392
Shares converted into Investor Class (See Note 1)	729,663	6,486,575
Shares converted from Investor Class (See Note 1)	(775,431)	(7,037,036)

Net increase (decrease)	1,458,378	$15,000,931

Year ended October 31, 2015:
Shares sold	2,274,877	$23,481,303
Shares issued to shareholders in reinvestment of dividends and distributions	1,911,381	19,228,420
Shares redeemed	(5,699,442)	(58,869,533)

Net increase (decrease) in shares outstanding before conversion	(1,513,184)	(16,159,810)
Shares converted into Investor Class (See Note 1)	792,362	8,017,661
Shares converted from Investor Class (See Note 1)	(718,721)	(7,522,265)

Net increase (decrease)	(1,439,543)	$(15,664,414)

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	890,898	$7,233,362
Shares issued to shareholders in reinvestment of dividends and distributions	659,856	5,503,197
Shares redeemed	(1,331,450)	(10,681,689)

Net increase (decrease) in shares outstanding before conversion	219,304	2,054,870
Shares converted from Class B (See Note 1)	(655,437)	(5,255,731)

Net increase (decrease)	(436,133)	$(3,200,861)

Year ended October 31, 2015:
Shares sold	770,715	$7,275,764
Shares issued to shareholders in reinvestment of dividends and distributions	519,992	4,802,784
Shares redeemed	(974,250)	(9,169,284)

Net increase (decrease) in shares outstanding before conversion	316,457	2,909,264
Shares converted from Class B (See Note 1)	(625,907)	(5,837,991)

Net increase (decrease)	(309,450)	$(2,928,727)

27

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	6,466,704	$53,327,639
Shares issued to shareholders in reinvestment of dividends and distributions	3,001,163	24,969,681
Shares redeemed	(13,880,349)	(112,066,791)

Net increase (decrease) in shares outstanding before conversion	(4,412,482)	(33,769,471)
Shares converted from Class C (See Note 1)	(19,380)	(187,794)

Net increase (decrease)	(4,431,862)	$(33,957,265)

Year ended October 31, 2015:
Shares sold	8,009,787	$75,101,486
Shares issued to shareholders in reinvestment of dividends and distributions	2,080,388	19,181,176
Shares redeemed	(7,968,035)	(75,209,893)

Net increase (decrease)	2,122,140	$19,072,769

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	191,040,579	$1,819,498,431
Shares issued to shareholders in reinvestment of dividends and distributions	101,900,227	1,000,660,228
Shares redeemed	(448,840,581)	(4,303,660,859)

Net increase (decrease) in shares outstanding before conversion	(155,899,775)	(1,483,502,200)
Shares converted into Class I (See Note 1)	59,930	575,114
Shares converted from Class I (See Note 1)	(1,499,308)	(14,935,248)

Net increase (decrease)	(157,339,153)	$(1,497,862,334)

Year ended October 31, 2015:
Shares sold	217,439,008	$2,348,916,340
Shares issued to shareholders in reinvestment of dividends and distributions	92,488,739	975,756,195
Shares redeemed	(489,304,127)	(5,312,636,978)

Net increase (decrease)	(179,376,380)	$(1,987,964,443)

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	39,644,707	$393,845,632
Shares issued to shareholders in reinvestment of dividends and distributions	25,181,545	243,253,726
Shares redeemed	(69,843,936)	(657,384,425)

Net increase (decrease) in shares outstanding before conversion	(5,017,684)	(20,285,067)
Shares converted from Class R1 (See Note 1)	(28,360)	(272,130)

Net increase (decrease)	(5,046,044)	$(20,557,197)

Year ended October 31, 2015:
Shares sold	26,569,433	$284,821,244
Shares issued to shareholders in reinvestment of dividends and distributions	19,995,031	207,948,321
Shares redeemed	(68,052,816)	(728,357,325)

Net increase (decrease)	(21,488,352)	$(235,587,760)

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	12,411,385	$113,556,899
Shares issued to shareholders in reinvestment of dividends and distributions	5,403,725	50,524,831
Shares redeemed	(38,220,678)	(350,766,615)

Net increase (decrease) in shares outstanding before conversion	(20,405,568)	(186,684,885)
Shares converted from Class R2 (See Note 1)	(1,720)	(18,555)

Net increase (decrease)	(20,407,288)	$(186,703,440)

Year ended October 31, 2015:
Shares sold	15,855,834	$164,291,461
Shares issued to shareholders in reinvestment of dividends and distributions	6,586,660	66,722,868
Shares redeemed	(49,429,038)	(520,943,135)

Net increase (decrease)	(26,986,544)	$(289,928,806)

28	MainStay Large Cap Growth Fund

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,933,053	$16,989,537
Shares issued to shareholders in reinvestment of dividends and distributions	1,377,717	12,468,332
Shares redeemed	(4,449,259)	(39,154,792)

Net increase (decrease) in shares outstanding before conversion	(1,138,489)	(9,696,923)
Shares converted from Class R3 (See Note 1)	(8,312)	(73,440)

Net increase (decrease)	(1,146,801)	$(9,770,363)

Year ended October 31, 2015:
Shares sold	2,585,484	$26,221,607
Shares issued to shareholders in reinvestment of dividends and distributions	1,388,579	13,719,161
Shares redeemed	(7,816,197)	(79,215,887)

Net increase (decrease)	(3,842,134)	$(39,275,119)

Class R6	Shares	Amount
Year ended October 31, 2016:
Shares sold	85,459,078	$840,427,765
Shares issued to shareholders in reinvestment of dividends and distributions	14,978,754	147,540,722
Shares redeemed	(44,612,772)	(448,875,363)

Net increase (decrease) in shares outstanding before conversion	55,825,060	539,093,124
Shares converted into Class R6 (See Note 1)	1,730,198	17,308,847

Net increase (decrease)	57,555,258	$556,401,971

Year ended October 31, 2015:
Shares sold	63,215,922	$678,929,508
Shares issued to shareholders in reinvestment of dividends and distributions	6,566,938	69,346,874
Shares redeemed	(17,665,445)	(191,161,564)

Net increase (decrease)	52,117,415	$557,114,818

Note 10–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Discovery in the case has commenced.

Note 11–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

30	MainStay Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $2,284,315,702 as long term capital distribution.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay Large Cap Growth Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

34	MainStay Large Cap Growth Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1715995 MS316-16	MSLG11-12/16 (NYLIM) NL221

MainStay MAP Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.04 –0.57%	9.17 10.41%	4.55 5.14%	1.11 1.11%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.24 –0.79	8.97 10.21	4.38 4.98	1.25 1.25
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–5.60 –1.52	9.11 9.39	4.19 4.19	2.00 2.00
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.34 –1.52	9.39 9.39	4.19 4.19	2.00 2.00
Class I Shares	No Sales Charge		–0.33	10.69	5.42	0.86
Class R1 Shares	No Sales Charge		–0.43	10.56	5.30	0.96
Class R2 Shares	No Sales Charge		–0.68	10.29	5.06	1.21
Class R3 Shares	No Sales Charge		–0.91	10.03	4.79	1.46

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 3000® Index[4]	4.24%	13.35%	6.76%
S&P 500® Index[5]	4.51	13.57	6.70
Average Lipper Large-Cap Core Fund[6]	2.53	11.98	5.90

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,031.30	$5.46	$1,019.80	$5.43

Investor Class Shares	$1,000.00	$1,030.20	$6.58	$1,018.70	$6.55

Class B Shares	$1,000.00	$1,026.30	$10.39	$1,014.90	$10.33

Class C Shares	$1,000.00	$1,026.30	$10.39	$1,014.90	$10.33

Class I Shares	$1,000.00	$1,032.70	$4.19	$1,021.00	$4.17

Class R1 Shares	$1,000.00	$1,032.00	$4.70	$1,020.50	$4.67

Class R2 Shares	$1,000.00	$1,030.90	$5.97	$1,019.30	$5.94

Class R3 Shares	$1,000.00	$1,029.60	$7.24	$1,018.00	$7.20

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.07% for Class A, 1.29% for Investor Class, 2.04% for Class B and Class C, 0.82% for Class I, 0.92% for Class R1, 1.17% for Class R2 and 1.42% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

Media	12.0%
Banks	6.9
Oil, Gas & Consumable Fuels	5.3
Technology Hardware, Storage & Peripherals	5.2
Aerospace & Defense	4.8
Internet Software & Services	4.5
Software	4.0
Capital Markets	3.9
Insurance	3.8
Health Care Equipment & Supplies	3.7
Pharmaceuticals	3.7
Consumer Finance	3.4
Health Care Providers & Services	3.4
Chemicals	3.2
Food & Staples Retailing	3.2
Industrial Conglomerates	2.9
IT Services	2.5
Real Estate Investment Trusts	2.1
Semiconductors & Semiconductor Equipment	2.1
Beverages	1.9
Specialty Retail	1.8
Road & Rail	1.5
Biotechnology	1.4
Household Durables	1.0

Building Products	0.9%
Diversified Telecommunication Services	0.9
Electrical Equipment	0.9
Construction Materials	0.7
Electronic Equipment, Instruments & Components	0.7
Internet & Catalog Retail	0.7
Food Products	0.6
Hotels, Restaurants & Leisure	0.6
Airlines	0.5
Real Estate Management & Development	0.5
Energy Equipment & Services	0.4
Wireless Telecommunication Services	0.4
Diversified Financial Services	0.3
Machinery	0.3
Tobacco	0.3
Commercial Services & Supplies	0.2
Construction & Engineering	0.2
Household Products	0.2
Auto Components	0.1
Communications Equipment	0.0 ‡
Short-Term Investment	2.7
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2016 (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc.

3.	American Express Co.

4.	Oracle Corp.

5.	CVS Health Corp.

6.	Liberty SiriusXM Group.

7.	Twenty-First Century Fox, Inc.

8.	Allergan PLC

9.	Wells Fargo & Co.

10.	Comcast Corp.

8	MainStay MAP Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Christopher Mullarkey and James Mulvey of the Fund’s Subadvisor Markston International LLC (“Markston International”) and by portfolio managers Jerrold K. Senser, CFA,1 Thomas M. Cole, CFA, Andrew P. Starr, CFA, Matthew T. Swanson, CFA, and J. Christian Kirtley, CFA, of the Fund’s Subadvisor Institutional Capital LLC (“ICAP”).

How did MainStay MAP Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay MAP Fund returned –0.57% for Class A shares, –0.79% for Investor Class shares and –1.52% for Class B and Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned –0.33%, Class R1 shares returned –0.43%, Class R2 shares returned –0.68% and Class R3 shares returned –0.91%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.24% return of the Russell 3000® Index,2 which is the Fund’s primary benchmark, and the 4.51% return of the S&P 500® Index,2 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2016, all share classes underperformed the 2.53% return of the Average Lipper3 Large-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective on October 1, 2016, Mr. Roger Lob no longer served as a portfolio manager for the Fund. Mr. Lob will remain as Senior Advisor at Markston International through December 31, 2016. For more information on this change, please see the Supplement dated August 19, 2016.

What factors affected the Fund’s relative performance during the reporting period?

Markston International

While our portion of the Fund exhibited strong performance from stock selection, it held underweight positions in sectors that were highly correlated with the 10-year U.S. Treasury bond (i.e., consumer staples, telecommunication services and utilities).

During the reporting period, the sectors that drove the performance of our portion of the Fund relative to the Russell 3000® Index were the consumer discretionary and materials sectors. In addition, our underweight position in the health care sector contributed positively to relative performance. (Contributions take weightings and total returns into account.) Our underweight positions in the utilities, telecommunication services and consumer staples sectors detracted from performance relative to the Russell 3000® Index.

ICAP

In our portion of the Fund that invests in U.S. equities, a number of key drivers affected performance relative to the S&P 500®

Index. Stock selection in the health care, information technology and financials sectors detracted from relative performance, as did an underweight position in consumer staples. Favorable stock selection in the consumer discretionary and energy sectors added to relative performance, while an overweight position in the materials sector also added to relative performance.

In our portion of the Fund that invests in global equities, information technology, consumer discretionary and industrials were the best-performing sectors on an absolute basis. In this portion of the Fund, the weakest-performing sectors on an absolute basis were financials, telecommunication services and health care.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston International

During the reporting period, the stocks in our portion of the Fund that made the strongest positive contributions to the Fund’s absolute performance were satellite radio tracking company Liberty SiriusXM Group, media and entertainment company Time Warner and pipeline company Spectra Energy. Liberty Sirius benefited from continuing to deliver on its solid execution and from John Malone’s public announcement that he wanted to own 100% of SiriusXM. Time Warner’s stock advanced when the company announced that it had agreed to be acquired by AT&T. Spectra energy announced that it would be acquired by Enbridge, Canada’s largest pipeline company.

During the reporting period, the stocks in our portion of the Fund that detracted the most from absolute performance were pharmacy and pharmacy benefits manager CVS Health, personal computer and peripheral device maker Apple, and Internet & catalog retail company Liberty Interactive. CVS Health suffered from severe competition. Apple continued to be viewed as a mature electronics manufacturer incapable of delivering a refreshed product cycle. Liberty Interactive, the tracking stock for QVC Group and Liberty Ventures Group, declined after QVC surprised investors with a loss and a poor outlook after it acquired the flash-sale site Zulily.

ICAP

In our portion of the Fund that invests in U.S. equities, the stocks that made the strongest positive contributions to the Fund’s absolute performance were satellite TV provider DISH Network, diversified consumer products manufacturer Newell

1.	Mr. Senser served as a portfolio manager for the Fund until September 30, 2016.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information about Lipper Inc.

9

Brands and semiconductor manufacturer Intel. In our view, the market implied that DISH’s TV business was impaired despite an improving free cash flow profile. The market also appeared to assign little value to the company’s spectrum, providing an asymmetric risk/reward scenario. We believed that DISH could monetize its spectrum over time, which could benefit the stock. We believed that Newell Brands could deliver greater-than-expected synergies from its Jarden acquisition and pay down debt faster than expected. We also believed that the company’s portfolio of brands would prove more defensive than investors perceived. We believed that Intel could generate sustainable mid-single-digit revenue growth and earnings growth in the 10% range driven by growth in the company’s data center (servers and networking), Internet of Things, and memory segments, if coupled with lower mobile losses.

Primary detractors from the Fund’s absolute performance during the reporting period included specialty pharmaceutical company Allergan, pharmaceutical and medical supplies distributor McKesson, and wealth manager Ameriprise Financial. Allergan lagged after the announced merger with Pfizer was called off. We continued to like Allergan as a stand-alone company, however, and we added to our position during the reporting period. In our view, the company represented high-margin, high-return, durable branded pharmaceuticals. We believed that the company had an attractive product pipeline, was growing revenue and was reducing costs to increase margins. McKesson lagged because of pressure on generic drug prices which hurt the company’s profit margins and outlook. We continued to find the stock attractively valued at a price-earnings ratio of around 10:1, but we have trimmed the size of the Fund’s position. Ameriprise lagged because of a difficult market and lower-than-expected net flows in its wealth management business. We sold the position during the reporting period in favor of stocks with stronger investment catalysts.

In our portion of the Fund that invests in global equities, the stocks that made the strongest positive contributions to absolute performance were Danish biotechnology company Genmab; Korean technology manufacturer Samsung Elecronics; and Dutch health, nutrition and materials company DSM. Genmab performed strongly as it progressed on its launch of its new cancer treatments, and we sold the stock as it neared our target price. Samsung continued to deliver on operating, financial and restructuring results, which helped the company’s stock performance. We continued to like the stock, which at the end of the reporting period was valued around nine times 2017 estimated earnings. Regarding DSM, we believed that investors had undervalued the stock, giving a low implied value for the nutrition business and no credit for the company’s joint ventures. In our view, the nutrition business could garner a higher value if the company were to see improved performance from cost-savings programs and if the company could move past the collapse in vitamin E prices that masked the company’s underlying business strengths in recent years.

In our portion of the Fund that invests in global equities, the primary detractors from absolute performance during the reporting period included two European banks—Royal Bank of Scotland and Deutsche Bank—and Swiss health care company Novartis. Royal Bank of Scotland continued its turnaround, seeking to completely remake itself from a global universal bank to one focused only on retail & commercial banking in the U.K. and Ireland. After several false starts under previous management, current CEO Ross McEwan has defined what the bank intends to look like going forward. We expected that core earnings power could stabilize and start growing in 2016, which would help address investor concerns regarding profitability. We believe that substantial capital may be returned to shareholders once these concerns are addressed. Deutsche Bank was hindered by operational and environmental issues. We sold our position because of lowered conviction in the investment thesis. In our opinion, increased political and economic uncertainty in Europe could impede management’s ability to implement its turnaround plan. Novartis faced pressure because of results at the company’s eye care division, Alcon, and a slower-than-expected ramp-up of sales for its heart failure drug, Entresto. We believed that the recent controversies offered an attractive valuation opportunity in a high-quality, growing health care company and that Novartis could ultimately resolve these issues.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International

In our portion of the Fund, the largest purchases during the reporting period were positions in global pharmaceutical company Allergan and defense contractor Raytheon. We purchased Allergan after the proposed acquisition with Pfizer failed to take place. At the time, Allergan met our value parameters and had announced plans to divest its generics business, deleverage its balance sheet and buy back stock. We added to our position in Raytheon after the company acquired Websense and formed a joint venture with Vista Equity Partners to expand Raytheon’s global cyber offerings.

During the reporting period, the largest sales in our portion of the Fund were chemicals company Monsanto and insurance company Chubb. In both cases, we sold some of our positions after mergers were announced and the deals became subject to approval by government regulators.

10	MainStay MAP Fund

ICAP

In our portion of the Fund that invests in U.S. equities, we continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over 12 to 18 months. We initiated a new position in Royal Dutch Shell, a large integrated oil & gas company. We believed that investors had underestimated the free cash flow improvement potential from lower capital and operating expenditures. In our view, while the company has been slow to address costs, the recently acquired BG Group could be at a free cash inflection point and synergies from the deal could create upside potential. The company’s dividend yield of approximately 7% indicates possible investor skepticism. In financials, we added Wells Fargo. The stock has pulled back with the rest of the large-cap banks because of Federal Reserve rate-hike expectations and credit-quality issues in the energy lending space. We found the current valuation level attractive for what we believed to be a very high-quality bank.

Wells Fargo was also added in our portion of the Fund that invests in global equities. Semiconductor manufacturer Intel was added to both of our portions of the Fund. We believed that the company could generate sustainable mid-single-digit revenue growth and low double-digit earnings growth driven by growth in the data center (servers and networking), Internet of Things, and memory segments, if coupled with better performance in mobile. In our view, the company’s valuation assumed no revenue growth and continued mobile losses.

In addition to the positions already mentioned, our portion of the Fund that invests in U.S. equities sold its positions in diversified pharmaceutical company Novartis and diversified industrial company General Electric (“GE”) in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis. GE was sold from the global equity portion of the Fund, while Novartis remained in our portion of the Fund that invests in global equities.

How did the Fund’s sector weightings change during the reporting period?

Markston International

During the reporting period, our portion of the Fund slightly increased its exposure to the consumer discretionary and health care sectors. Over the same period, we reduced our exposure to the utilities and energy sectors.

ICAP

Our portion of the Fund that invests in U.S. equities increased its exposure relative to the S&P 500® Index in the information technology and industrials sectors. This portion of the Fund also increased its allocation to the information technology sector but remained underweight relative to the Index. In the industrials sector, this portion of the Fund moved from a slightly underweight to an overweight position relative to the S&P 500® Index. During the reporting period, this portion of the Fund decreased its sector weightings relative to the Index in health care and materials. In both sectors, the Fund moved from an overweight position relative to the Index to a slightly underweight position.

In our portion of the Fund that invests in global equities, we increased our absolute weightings in the information technology and consumer staples sectors, and we decreased our weightings in the consumer discretionary and energy sectors.

How was the Fund positioned at the end of the reporting period?

Markston International

As of October 31, 2016, our portion of the Fund held positions that were overweight relative to the Russell 3000® Index by a few percentage points in the financials and consumer discretionary sectors. As of the same date, our portion of the Fund held positions that were underweight relative to the Index by a couple of percentage points in the real estate and utilities sectors.

ICAP

As of October 31, 2016, our portion of the Fund that invests in U.S. equities was most significantly overweight relative to the S&P 500® Index in the consumer discretionary and financials sectors. As of the same date, our domestic equity portion of the Fund was most significantly underweight relative to the Index in the consumer staples and information technology sectors.

In our portion of the Fund that invests in global equities, the most substantial weightings as of October 31, 2016, were in the financials and information technology sectors. As of the same date, the least substantial weightings were in the utilities and telecommunication services sectors.

This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2016

	Shares	Value

Common Stocks 97.5%†
Aerospace & Defense 4.8%
Boeing Co. (The)	147,319	$20,982,645
Northrop Grumman Corp.	28,313	6,483,677
Orbital ATK, Inc.	34,400	2,557,984
Raytheon Co.	117,235	16,015,474
Safran S.A.	66,070	4,542,451
United Technologies Corp.	154,340	15,773,548

		66,355,779

Airlines 0.5%
Delta Air Lines, Inc.	116,300	4,857,851
Ryanair Holdings PLC, Sponsored ADR (a)	31,300	2,350,317

		7,208,168

Auto Components 0.1%
Adient PLC (a)	30,017	1,366,074

Banks 6.9%
Bank of America Corp.	650,219	10,728,614
Citigroup, Inc.	296,405	14,568,306
ICICI Bank, Ltd., Sponsored ADR	456,340	3,783,059
JPMorgan Chase & Co.	124,092	8,594,612
M&T Bank Corp.	133,850	16,427,410
Royal Bank of Scotland Group PLC (a)	2,826,710	6,542,661
U.S. Bancorp	201,712	9,028,629
♦Wells Fargo & Co.	534,115	24,574,631

		94,247,922

Beverages 1.9%
Coca-Cola Co. (The)	157,135	6,662,524
PepsiCo., Inc.	129,466	13,878,755
Pernod Ricard S.A.	50,490	6,005,343

		26,546,622

Biotechnology 1.4%
AbbVie, Inc.	179,543	10,014,909
Celgene Corp. (a)	89,400	9,134,892

		19,149,801

Building Products 0.9%
Johnson Controls International PLC	300,183	12,103,379

Capital Markets 3.9%
Bank of New York Mellon Corp. (The)	81,900	3,543,813
Goldman Sachs Group, Inc. (The)	34,024	6,064,438
Intercontinental Exchange, Inc.	64,350	17,399,597
Julius Baer Group, Ltd. (a)	212,310	8,605,683
Morgan Stanley	121,790	4,088,490
State Street Corp.	202,544	14,220,614

		53,922,635

	Shares	Value
Chemicals 3.2%
AdvanSix, Inc. (a)	2,458	$39,230
Akzo Nobel N.V.	100,358	6,486,693
E.I. du Pont de Nemours & Co.	248,968	17,126,509
Koninklijke DSM N.V.	82,997	5,337,222
Monsanto Co.	91,462	9,216,626
PPG Industries, Inc.	65,140	6,066,488

		44,272,768

Commercial Services & Supplies 0.2%
Covanta Holding Corp.	180,600	2,709,000

Communications Equipment 0.0%‡
Infinera Corp. (a)	46,800	365,040

Construction & Engineering 0.2%
Jacobs Engineering Group, Inc. (a)	52,982	2,732,812

Construction Materials 0.7%
LafargeHolcim, Ltd. Registered (a)	186,765	9,974,767

Consumer Finance 3.4%
Ally Financial, Inc.	361,300	6,528,691
♦American Express Co.	509,769	33,858,857
Discover Financial Services	99,344	5,596,047

		45,983,595

Diversified Financial Services 0.3%
Berkshire Hathaway, Inc. Class B (a)	29,979	4,325,970

Diversified Telecommunication Services 0.9%
AT&T, Inc.	111,592	4,105,470
Nippon Telegraph & Telephone Corp.	129,860	5,770,455
Verizon Communications, Inc.	54,806	2,636,168

		12,512,093

Electrical Equipment 0.9%
Rockwell Automation, Inc.	59,397	7,111,009
Sensata Technologies Holding N.V. (a)	125,110	4,470,180

		11,581,189

Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	73,600	1,671,456
TE Connectivity, Ltd.	125,074	7,863,402

		9,534,858

Energy Equipment & Services 0.4%
Schlumberger, Ltd.	73,045	5,714,310

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

12	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 3.2%
♦CVS Health Corp.	315,318	$26,518,244
Wal-Mart Stores, Inc.	65,215	4,566,354
Walgreens Boots Alliance, Inc.	153,255	12,678,786

		43,763,384

Food Products 0.6%
Danone S.A.	70,770	4,900,546
Mondelez International, Inc. Class A	68,200	3,064,908

		7,965,454

Health Care Equipment & Supplies 3.7%
Abbott Laboratories	581,607	22,822,259
Baxter International, Inc.	38,250	1,820,317
LivaNova PLC (a)	75,560	4,282,741
Medtronic PLC	268,820	22,048,616

		50,973,933

Health Care Providers & Services 3.4%
Aetna, Inc.	224,681	24,119,506
Laboratory Corporation of America Holdings (a)	90,730	11,372,098
McKesson Corp.	89,100	11,330,847

		46,822,451

Hotels, Restaurants & Leisure 0.6%
ILG, Inc.	33,902	555,315
Marriott International, Inc. Class A	62,936	4,323,703
McDonald’s Corp.	29,151	3,281,528

		8,160,546

Household Durables 1.0%
Newell Brands, Inc.	74,160	3,561,163
Whirlpool Corp.	64,440	9,654,401

		13,215,564

Household Products 0.2%
Procter & Gamble Co. (The)	33,856	2,938,701

Industrial Conglomerates 2.9%
3M Co.	17,596	2,908,619
CK Hutchison Holdings, Ltd.	683,770	8,459,456
General Electric Co.	182,300	5,304,930
Honeywell International, Inc.	211,220	23,166,609

		39,839,614

Insurance 3.8%
American International Group, Inc.	118,873	7,334,464
Chubb, Ltd.	81,587	10,361,549
Fairfax Financial Holdings, Ltd.	9,380	4,803,990
Industrial Alliance Insurance & Financial Services, Inc.	99,980	3,871,588
MetLife, Inc.	123,166	5,783,875
Travelers Cos., Inc. (The)	141,198	15,274,800
W.R. Berkley Corp.	76,123	4,346,623

		51,776,889

	Shares	Value
Internet & Catalog Retail 0.7%
Liberty Interactive Corp. QVC Group Class A (a)	377,244	$6,975,241
Liberty TripAdvisor Holdings, Inc. Class A (a)	44,715	992,673
Liberty Ventures (a)	50,701	2,022,970

		9,990,884

Internet Software & Services 4.5%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	10,363	1,053,813
♦Alphabet, Inc.
Class A (a)	13,250	10,731,175
Class C (a)	43,731	34,308,719
Baidu, Inc., Sponsored ADR (a)	31,400	5,553,404
CommerceHub, Inc. (Internet Software & Services) (a)	15,210	228,758
eBay, Inc. (a)	175,556	5,005,102
VeriSign, Inc. (a)	61,385	5,157,568

		62,038,539

IT Services 2.5%
Automatic Data Processing, Inc.	142,748	12,427,641
International Business Machines Corp.	59,864	9,200,498
PayPal Holdings, Inc. (a)	304,081	12,668,014

		34,296,153

Machinery 0.3%
Caterpillar, Inc.	50,255	4,194,282

Media 12.0%
♦Comcast Corp. Class A	391,943	24,229,916
DISH Network Corp. Class A (a)	272,350	15,948,816
Grupo Televisa S.A.B., Sponsored ADR	369,420	9,061,873
Liberty Braves Group
Class A (a)	21,459	363,730
Class C (a)	56,850	947,689
Liberty Broadband Corp.
Class A (a)	23,879	1,550,941
Class C (a)	122,898	8,191,152
Liberty Global PLC LiLAC Class A (a)	73,549	2,032,894
Liberty Media Group
Class A (a)	53,649	1,493,052
Class C (a)	142,126	3,895,674
♦Liberty SiriusXM Group.
Class A (a)	214,597	7,139,642
Class C (a)	568,506	18,868,714
Madison Square Garden Co. (The) Class A (a)	56,943	9,423,497
MSG Networks, Inc. Class A (a)	188,843	3,606,901
NOS SGPS S.A.	550,070	3,654,437
Omnicom Group, Inc.	76,930	6,140,553
Starz Class A (a)	81,377	2,560,120
Time Warner, Inc.	155,140	13,805,909
♦Twenty-First Century Fox, Inc.
Class A	717,880	18,858,708
Class B	266,350	7,028,976

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Media (continued)
Walt Disney Co. (The)	69,000	$6,395,610

		165,198,804

Oil, Gas & Consumable Fuels 5.3%
Anadarko Petroleum Corp.	61,013	3,626,613
Apache Corp.	73,813	4,390,397
ConocoPhillips	99,606	4,327,881
Devon Energy Corp.	56,260	2,131,691
EOG Resources, Inc.	57,112	5,164,067
Hess Corp.	70,555	3,384,523
Marathon Oil Corp.	56,914	750,127
Marathon Petroleum Corp.	267,865	11,676,235
Phillips 66	46,378	3,763,575
Royal Dutch Shell PLC Class A, Sponsored ADR	251,646	12,534,487
Royal Dutch Shell PLC Class A	145,346	3,626,565
Spectra Energy Corp.	206,876	8,649,486
Total S.A.	125,250	6,011,204
Williams Cos., Inc. (The)	98,546	2,877,543

		72,914,394

Pharmaceuticals 3.6%
♦Allergan PLC (a)	112,755	23,559,030
Johnson & Johnson	73,450	8,519,465
Merck & Co., Inc.	94,390	5,542,581
Novartis A.G. Registered	94,000	6,687,484
Pfizer, Inc.	135,114	4,284,465
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	27,249	1,164,622

		49,757,647

Real Estate Investment Trusts 2.1%
American Tower Corp.	90,430	10,597,492
HCP, Inc.	207,941	7,121,979
UDR, Inc.	286,224	10,009,253
Weyerhaeuser Co.	42,800	1,281,004

		29,009,728

Real Estate Management & Development 0.5%
Mitsubishi Estate Co., Ltd.	352,550	6,997,548

Road & Rail 1.5%
CSX Corp.	216,125	6,593,974
Union Pacific Corp.	163,505	14,417,871

		21,011,845

Semiconductors & Semiconductor Equipment 2.1%
ASML Holding N.V.	46,050	4,878,210
Intel Corp.	565,571	19,721,461
Texas Instruments, Inc.	52,440	3,715,374

		28,315,045

	Shares	Value
Software 4.0%
Microsoft Corp.	389,115	$23,315,771
♦Oracle Corp.	800,662	30,761,434

		54,077,205

Specialty Retail 1.8%
Home Depot, Inc. (The)	71,258	8,694,189
Lowe’s Cos., Inc.	227,822	15,184,336

		23,878,525

Technology Hardware, Storage & Peripherals 5.2%
♦Apple, Inc.	543,169	61,671,408
Samsung Electronics Co., Ltd., GDR	13,990	9,869,945

		71,541,353

Tobacco 0.3%
Philip Morris International, Inc.	47,159	4,548,014

Wireless Telecommunication Services 0.4%
Vodafone Group PLC, Sponsored ADR	181,638	5,056,802

Total Common Stocks (Cost $1,029,884,782)		1,338,890,086

Convertible Preferred Stock 0.1%
Pharmaceuticals 0.1%
♦Allergan PLC 5.50% Series A	1,875	1,441,875

Total Convertible Preferred Stock (Cost $1,482,182)		1,441,875

	Principal Amount
Short-Term Investment 2.7%
Repurchase Agreement 2.7%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $36,952,724 (Collateralized by United States Treasury and Government Agency securities with rates between 1.00% and 1.25% and maturity dates between 10/2/19 and 10/15/19, with a Principal Amount of $37,690,000 and a Market Value of $37,701,217)	$36,952,693	36,952,693

Total Short-Term Investment (Cost $36,952,693)		36,952,693

Total Investments (Cost $1,068,319,657) (b)	100.3%	1,377,284,654
Other Assets, Less Liabilities	(0.3)	(4,116,453)
Net Assets	100.0%	$1,373,168,201

14	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of October 31, 2016, cost was $1,082,046,614 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$354,076,380
Gross unrealized depreciation	(58,838,340)

Net unrealized appreciation	$295,238,040

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,338,890,086	$—	$—	$1,338,890,086
Convertible Preferred Stocks	1,441,875	—	—	1,441,875
Short-Term Investment
Repurchase Agreement	—	36,952,693	—	36,952,693

Total Investments in Securities	$1,340,331,961	$36,952,693	$—	$1,377,284,654

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $1,068,319,657)	$1,377,284,654
Cash denominated in foreign currencies (identified cost $7,935)	7,923
Cash	102
Due from custodian	38,362
Receivables:
Investment securities sold	9,592,187
Dividends and interest	1,604,053
Fund shares sold	444,708
Other assets	35,860

Total assets	1,389,007,849

Liabilities
Payables:
Investment securities purchased	12,744,406
Fund shares redeemed	1,651,864
Manager (See Note 3)	890,764
Transfer agent (See Note 3)	250,068
NYLIFE Distributors (See Note 3)	208,493
Shareholder communication	40,720
Professional fees	23,433
Custodian	20,547
Trustees	4,104
Accrued expenses	5,249

Total liabilities	15,839,648

Net assets	$1,373,168,201

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$380,292
Additional paid-in capital	1,048,507,312

1,048,887,604
Undistributed net investment income	13,809,474
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,516,181
Net unrealized appreciation (depreciation) on investments	308,964,997
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(10,055)

Net assets	$1,373,168,201

Class A
Net assets applicable to outstanding shares	$285,430,574

Shares of beneficial interest outstanding	7,946,635

Net asset value per share outstanding	$35.92
Maximum sales charge (5.50% of offering price)	2.09

Maximum offering price per share outstanding	$38.01

Investor Class
Net assets applicable to outstanding shares	$139,774,717

Shares of beneficial interest outstanding	3,898,368

Net asset value per share outstanding	$35.85
Maximum sales charge (5.50% of offering price)	2.09

Maximum offering price per share outstanding	$37.94

Class B
Net assets applicable to outstanding shares	$40,977,456

Shares of beneficial interest outstanding	1,263,935

Net asset value and offering price per share outstanding	$32.42

Class C
Net assets applicable to outstanding shares	$92,457,115

Shares of beneficial interest outstanding	2,851,790

Net asset value and offering price per share outstanding	$32.42

Class I
Net assets applicable to outstanding shares	$807,693,897

Shares of beneficial interest outstanding	21,879,032

Net asset value and offering price per share outstanding	$36.92

Class R1
Net assets applicable to outstanding shares	$2,499,835

Shares of beneficial interest outstanding	69,131

Net asset value and offering price per share outstanding	$36.16

Class R2
Net assets applicable to outstanding shares	$3,528,408

Shares of beneficial interest outstanding	97,877

Net asset value and offering price per share outstanding	$36.05

Class R3
Net assets applicable to outstanding shares	$806,199

Shares of beneficial interest outstanding	22,478

Net asset value and offering price per share outstanding	$35.87

16	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$30,612,625
Interest	10,241

Total income	30,622,866

Expenses
Manager (See Note 3)	11,335,661
Distribution/Service—Class A (See Note 3)	750,614
Distribution/Service—Investor Class (See Note 3)	356,337
Distribution/Service—Class B (See Note 3)	460,307
Distribution/Service—Class C (See Note 3)	1,052,323
Distribution/Service—Class R2 (See Note 3)	14,746
Distribution/Service—Class R3 (See Note 3)	4,630
Transfer agent (See Note 3)	1,590,023
Professional fees	138,727
Shareholder communication	107,981
Registration	103,091
Custodian	63,076
Trustees	39,487
Shareholder service (See Note 3)	9,609
Interest expense (See Note 6)	3,372
Miscellaneous	67,667

Total expenses	16,097,651
Reimbursement from custodian (b)	(44,594)

Net expenses	16,053,057

Net investment income (loss)	14,569,809

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	13,286,226
Foreign currency transactions	(57,245)

Net realized gain (loss) on investments and foreign currency transactions	13,228,981

Net change in unrealized appreciation (depreciation) on:
Investments	(53,855,517)
Translation of other assets and liabilities in foreign currencies	15,869

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(53,839,648)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(40,610,667)

Net increase (decrease) in net assets resulting from operations	$(26,040,858)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $409,990.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,569,809	$19,186,634
Net realized gain (loss) on investments and foreign currency transactions	13,228,981	314,552,795
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(53,839,648)	(294,096,738)

Net increase (decrease) in net assets resulting from operations	(26,040,858)	39,642,691

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,061,205)	(5,197,213)
Investor Class	(1,189,702)	(1,972,392)
Class B	(17,692)	(450,841)
Class C	(46,546)	(903,543)
Class I	(12,582,733)	(24,145,735)
Class R1	(38,388)	(56,485)
Class R2	(79,075)	(200,863)
Class R3	(5,958)	(14,757)

	(17,021,299)	(32,941,829)

From net realized gain on investments:
Class A	(51,337,913)	(28,567,209)
Investor Class	(23,271,135)	(11,968,176)
Class B	(9,123,617)	(6,073,597)
Class C	(20,855,020)	(12,124,005)
Class I	(164,507,595)	(113,212,950)
Class R1	(559,032)	(285,824)
Class R2	(1,526,398)	(1,208,532)
Class R3	(175,776)	(111,793)

	(271,356,486)	(173,552,086)

Total dividends and distributions to shareholders	(288,377,785)	(206,493,915)

Capital share transactions:
Net proceeds from sale of shares	109,406,231	177,192,328
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	280,617,480	201,308,974
Cost of shares redeemed	(505,441,284)	(670,919,606)

Increase (decrease) in net assets derived from capital share transactions	(115,417,573)	(292,418,304)

Net increase (decrease) in net assets	(429,836,216)	(459,269,528)

	2016	2015
Net Assets
Beginning of year	$1,803,004,417	$2,262,273,945

End of year	$1,373,168,201	$1,803,004,417

Undistributed net investment income at end of year	$13,809,474	$17,020,980

18	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$43.32		$46.81	$43.28	$34.07	$30.47

Net investment income (loss) (a)	0.33		0.38	0.67	0.41	0.40
Net realized and unrealized gain (loss) on investments	(0.63)		0.50	4.21	9.19	3.56
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	(0.30)		0.88	4.88	9.60	3.96

Less dividends and distributions:
From net investment income	(0.40)		(0.67)	(0.45)	(0.39)	(0.36)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(7.10)		(4.37)	(1.35)	(0.39)	(0.36)

Net asset value at end of year	$35.92		$43.32	$46.81	$43.28	$34.07

Total investment return (b)	(0.57%)		1.80%	11.55%	28.47%	13.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%		0.85%	1.49%	1.07%	1.24%
Net expenses	1.09	% (c)	1.11%	1.11%	1.11%	1.14%
Portfolio turnover rate	42%		51%	32%	29%	40%
Net assets at end of year (in 000’s)	$285,431		$336,812	$364,162	$356,657	$294,247

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$43.27		$46.77	$43.24	$34.04	$30.44

Net investment income (loss) (a)	0.25		0.31	0.60	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.63)		0.50	4.21	9.18	3.55
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	(0.38)		0.81	4.81	9.52	3.89

Less dividends and distributions:
From net investment income	(0.34)		(0.61)	(0.38)	(0.32)	(0.29)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(7.04)		(4.31)	(1.28)	(0.32)	(0.29)

Net asset value at end of year	$35.85		$43.27	$46.77	$43.24	$34.04

Total investment return (b)	(0.79%)		1.63%	11.38%	28.26%	12.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71%		0.71%	1.34%	0.88%	1.04%
Net expenses	1.29	% (c)	1.25%	1.26%	1.30%	1.34%
Portfolio turnover rate	42%		51%	32%	29%	40%
Net assets at end of year (in 000’s)	$139,775		$151,582	$152,202	$144,892	$120,771

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016		2015	2014	2013	2012
Net asset value at beginning of year	$39.74		$43.25	$40.08	$31.55	$28.21

Net investment income (loss) (a)	(0.01)		(0.01)	0.26	0.06	0.10
Net realized and unrealized gain (loss) on investments	(0.60)		0.48	3.89	8.54	3.29
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	(0.61)		0.47	4.15	8.60	3.39

Less dividends and distributions:
From net investment income	(0.01)		(0.28)	(0.08)	(0.07)	(0.05)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(6.71)		(3.98)	(0.98)	(0.07)	(0.05)

Net asset value at end of year	$32.42		$39.74	$43.25	$40.08	$31.55

Total investment return (b)	(1.52%)		0.89%	10.55%	27.30%	12.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)		(0.03%)	0.63%	0.16%	0.33%
Net expenses	2.04	% (c)	2.00%	2.01%	2.05%	2.09%
Portfolio turnover rate	42%		51%	32%	29%	40%
Net assets at end of year (in 000’s)	$40,977		$54,423	$71,195	$82,695	$86,613

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$39.73		$43.25	$40.08	$31.56	$28.21

Net investment income (loss) (a)	(0.01)		(0.02)	0.25	0.05	0.09
Net realized and unrealized gain (loss) on investments	(0.59)		0.48	3.90	8.54	3.31
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	(0.60)		0.46	4.15	8.59	3.40

Less dividends and distributions:
From net investment income	(0.01)		(0.28)	(0.08)	(0.07)	(0.05)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(6.71)		(3.98)	(0.98)	(0.07)	(0.05)

Net asset value at end of year	$32.42		$39.73	$43.25	$40.08	$31.56

Total investment return (b)	(1.52%)		0.89%	10.55%	27.26%	12.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)		(0.04%)	0.60%	0.14%	0.31%
Net expenses	2.04	% (c)	2.00%	2.01%	2.05%	2.09%
Portfolio turnover rate	42%		51%	32%	29%	40%
Net assets at end of year (in 000’s)	$92,457		$125,642	$143,427	$141,628	$125,700

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$44.35		$47.82	$44.18	$34.77	$31.10

Net investment income (loss) (a)	0.43		0.50	0.80	0.52	0.49
Net realized and unrealized gain (loss) on investments	(0.65)		0.52	4.29	9.37	3.62
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	(0.22)		1.02	5.09	9.89	4.11

Less dividends and distributions:
From net investment income	(0.51)		(0.79)	(0.55)	(0.48)	(0.44)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(7.21)		(4.49)	(1.45)	(0.48)	(0.44)

Net asset value at end of year	$36.92		$44.35	$47.82	$44.18	$34.77

Total investment return (b)	(0.33%)		2.06%	11.82%	28.79%	13.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%		1.10%	1.76%	1.33%	1.48%
Net expenses	0.84	% (c)	0.86%	0.86%	0.86%	0.89%
Portfolio turnover rate	42%		51%	32%	29%	40%
Net assets at end of year (in 000’s)	$807,694		$1,119,884	$1,506,564	$1,417,814	$1,358,999

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R1	2016		2015	2014	2013	2012
Net asset value at beginning of year	$43.57		$47.05	$43.49	$34.23	$30.63

Net investment income (loss) (a)	0.38		0.45	0.73	0.54	0.44
Net realized and unrealized gain (loss) on investments	(0.63)		0.50	4.24	9.14	3.58
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	(0.25)		0.95	4.97	9.68	4.02

Less dividends and distributions:
From net investment income	(0.46)		(0.73)	(0.51)	(0.42)	(0.42)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(7.16)		(4.43)	(1.41)	(0.42)	(0.42)

Net asset value at end of year	$36.16		$43.57	$47.05	$43.49	$34.23

Total investment return (b)	(0.43%)		1.94%	11.71%	28.63%	13.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%		1.02%	1.63%	1.43%	1.37%
Net expenses	0.94	% (c)	0.96%	0.96%	0.96%	0.99%
Portfolio turnover rate	42%		51%	32%	29%	40%
Net assets at end of year (in 000’s)	$2,500		$3,607	$7,368	$6,737	$21,761

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2016		2015	2014	2013	2012
Net asset value at beginning of year	$43.44		$46.92	$43.38	$34.12	$30.53

Net investment income (loss) (a)	0.29		0.34	0.63	0.38	0.38
Net realized and unrealized gain (loss) on investments	(0.63)		0.49	4.22	9.21	3.54
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	(0.34)		0.83	4.85	9.59	3.92

Less dividends and distributions:
From net investment income	(0.35)		(0.61)	(0.41)	(0.33)	(0.33)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(7.05)		(4.31)	(1.31)	(0.33)	(0.33)

Net asset value at end of year	$36.05		$43.44	$46.92	$43.38	$34.12

Total investment return (b)	(0.68%)		1.68%	11.43%	28.36%	12.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%		0.76%	1.42%	0.98%	1.16%
Net expenses	1.20	% (c)	1.21%	1.21%	1.21%	1.24%
Portfolio turnover rate	42%		51%	32%	29%	40%
Net assets at end of year (in 000’s)	$3,528		$9,993	$15,956	$20,140	$19,072

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R3	2016		2015	2014	2013	2012
Net asset value at beginning of year	$43.22		$46.68	$43.16	$33.94	$30.38

Net investment income (loss) (a)	0.20		0.22	0.54	0.29	0.30
Net realized and unrealized gain (loss) on investments	(0.62)		0.51	4.17	9.16	3.53
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	(0.42)		0.73	4.71	9.45	3.83

Less dividends and distributions:
From net investment income	(0.23)		(0.49)	(0.29)	(0.23)	(0.27)
From net realized gain on investments	(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(6.93)		(4.19)	(1.19)	(0.23)	(0.27)

Net asset value at end of year	$35.87		$43.22	$46.68	$43.16	$33.94

Total investment return (b)	(0.91%)		1.42%	11.18%	28.03%	12.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%		0.51%	1.20%	0.74%	0.94%
Net expenses	1.44	% (c)	1.46%	1.46%	1.46%	1.49%
Portfolio turnover rate	42%		51%	32%	29%	40%
Net assets at end of year (in 000’s)	$806		$1,062	$1,400	$1,696	$1,809

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

22	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MAP Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the fund to one or more other share classes of the Fund as disclosed in the capital share transaction within these notes. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

23

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Industry and economic events
• Broker/dealer quotes	• Monthly payment information
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

24	MainStay MAP Fund

security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2016, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts

25

Notes to Financial Statements (continued)

and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2016, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible

26	MainStay MAP Fund

imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Markston International LLC (“Markston” or “Subadvisor”) and Institutional Capital LLC (“ICAP” or “Subadvisor”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. ICAP is a wholly-owned subsidiary of New York Life. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and ICAP, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the year ended October 31, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.74% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $11,335,661.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$2,784
Class R2	5,899
Class R3	926

27

Notes to Financial Statements (continued)

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $20,564 and $30,728, respectively.

During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,843, $84, $51,306 and $2,345, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$193,707
Investor Class	379,703
Class B	122,731
Class C	280,555
Class I	606,571
Class R1	1,876
Class R2	4,269
Class R3	611

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$84,454,935	10.5%

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$15,221,759	$13,832,339	$—	$295,226,499	$324,280,597

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, corporate actions, and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(760,016)	$(482,754)	$1,242,770

The reclassifications for the Fund are primarily due to foreign currency gain (loss), Passive Foreign Investment Company (PFIC) adjustments, return of capital distributions, capital gain distributions from Real Estate Investment Trusts (REITs) and distributions in connection with redemption of fund shares.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$39,745,053	$42,577,199
Long-Term Capital Gain	248,632,732	163,916,716
Total	$288,377,785	$206,493,915

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, the Fund utilized the line of credit for three days,

28	MainStay MAP Fund

maintained an average daily balance of $30,255,787 at a weighted average interest rate of 1.337% and incurred interest expense in the amount of $3,372. As of October 31, 2016, there was no borrowings outstanding.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $617,862 and $993,676, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	362,850	$12,838,848
Shares issued to shareholders in reinvestment of dividends and distributions	1,473,310	52,494,049
Shares redeemed	(1,857,101)	(66,067,001)

Net increase (decrease) in shares outstanding before conversion	(20,941)	(734,104)
Shares converted into Class A (See Note 1)	239,631	8,456,352
Shares converted from Class A (See Note 1)	(46,690)	(1,643,409)

Net increase (decrease)	172,000	$6,078,839

Year ended October 31, 2015:
Shares sold	564,044	$24,857,281
Shares issued to shareholders in reinvestment of dividends and distributions	742,410	32,465,588
Shares redeemed	(1,406,032)	(61,791,301)

Net increase (decrease) in shares outstanding before conversion	(99,578)	(4,468,432)
Shares converted into Class A (See Note 1)	232,747	10,333,172
Shares converted from Class A (See Note 1)	(138,252)	(5,611,127)

Net increase (decrease)	(5,083)	$253,613

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	180,779	$6,371,079
Shares issued to shareholders in reinvestment of dividends and distributions	685,316	24,417,822
Shares redeemed	(499,592)	(17,764,615)

Net increase (decrease) in shares outstanding before conversion	366,503	13,024,286
Shares converted into Investor Class (See Note 1)	228,134	8,005,153
Shares converted from Investor Class (See Note 1)	(199,147)	(7,035,547)

Net increase (decrease)	395,490	$13,993,892

Year ended October 31, 2015:
Shares sold	211,158	$9,286,777
Shares issued to shareholders in reinvestment of dividends and distributions	318,159	13,916,248
Shares redeemed	(425,477)	(18,734,580)

Net increase (decrease) in shares outstanding before conversion	103,840	4,468,445
Shares converted into Investor Class (See Note 1)	324,377	13,698,186
Shares converted from Investor Class (See Note 1)	(179,819)	(8,030,386)

Net increase (decrease)	248,398	$10,136,245

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	141,309	$4,536,887
Shares issued to shareholders in reinvestment of dividends and distributions	275,209	8,927,759
Shares redeemed	(276,365)	(8,916,909)

Net increase (decrease) in shares outstanding before conversion	140,153	4,547,737
Shares converted from Class B (See Note 1)	(245,858)	(7,821,715)

Net increase (decrease)	(105,705)	$(3,273,978)

Year ended October 31, 2015:
Shares sold	127,959	$5,186,970
Shares issued to shareholders in reinvestment of dividends and distributions	156,623	6,332,294
Shares redeemed	(301,739)	(12,195,306)

Net increase (decrease) in shares outstanding before conversion	(17,157)	(676,042)
Shares converted from Class B (See Note 1)	(259,251)	(10,389,845)

Net increase (decrease)	(276,408)	$(11,065,887)

29

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	186,119	$6,047,511
Shares issued to shareholders in reinvestment of dividends and distributions	526,965	17,094,739
Shares redeemed	(1,023,378)	(32,804,609)

Net increase (decrease) in shares outstanding before conversion	(310,294)	(9,662,359)
Shares converted from Class C (See Note 1)	(90)	(2,648)

Net increase (decrease)	(310,384)	$(9,665,007)

Year ended October 31, 2015:
Shares sold	275,014	$11,149,629
Shares issued to shareholders in reinvestment of dividends and distributions	260,869	10,546,917
Shares redeemed	(689,780)	(27,913,347)

Net increase (decrease)	(153,897)	$(6,216,801)

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,153,901	$77,929,229
Shares issued to shareholders in reinvestment of dividends and distributions	4,802,003	175,417,157
Shares redeemed	(10,330,996)	(371,051,100)

Net increase (decrease) in shares outstanding before conversion	(3,375,092)	(117,704,714)
Shares converted into Class I (See Note 1)	1,153	41,814

Net increase (decrease)	(3,373,939)	$(117,662,900)

Year ended October 31, 2015:
Shares sold	2,796,007	$124,713,395
Shares issued to shareholders in reinvestment of dividends and distributions	3,050,915	136,253,853
Shares redeemed	(12,097,821)	(537,781,237)

Net increase (decrease)	(6,250,899)	$(276,813,989)

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	17,200	$614,851
Shares issued to shareholders in reinvestment of dividends and distributions	16,678	597,420
Shares redeemed	(47,520)	(1,667,148)

Net increase (decrease)	(13,642)	$(454,877)

Year ended October 31, 2015:
Shares sold	16,703	$732,583
Shares issued to shareholders in reinvestment of dividends and distributions	7,794	342,310
Shares redeemed	(98,330)	(4,612,672)

Net increase (decrease)	(73,833)	$(3,537,779)

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	23,607	$846,159
Shares issued to shareholders in reinvestment of dividends and distributions	41,542	1,486,800
Shares redeemed	(197,299)	(6,705,795)

Net increase (decrease)	(132,150)	$(4,372,836)

Year ended October 31, 2015:
Shares sold	25,166	$1,118,113
Shares issued to shareholders in reinvestment of dividends and distributions	30,194	1,325,214
Shares redeemed	(165,432)	(7,381,264)

Net increase (decrease)	(110,072)	$(4,937,937)

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	5,978	$221,667
Shares issued to shareholders in reinvestment of dividends and distributions	5,092	181,734
Shares redeemed	(13,173)	(464,107)

Net increase (decrease)	(2,103)	$(60,706)

Year ended October 31, 2015:
Shares sold	3,330	$147,580
Shares issued to shareholders in reinvestment of dividends and distributions	2,892	126,550
Shares redeemed	(11,622)	(509,899)

Net increase (decrease)	(5,400)	$(235,769)

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

30	MainStay MAP Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

31

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $249,875,502 as long term capital gain distributions.

For the fiscal year ended October 31, 2016, the Fund designated approximately $33,741,033 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 68.9% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay MAP Fund

Board Members and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

34	MainStay MAP Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay MAP Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717394 MS316-16	MSMP11-12/16 (NYLIM) NL220

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Alan R. Latshaw. Mr. Latshaw is “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2016 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $690,100.

The aggregate fees billed for the fiscal year ended October 31, 2015 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $656,500.

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $2,500 for the fiscal year ended October 31, 2016, and (ii) $0 for the fiscal year ended October 31, 2015. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2016, and (ii) $0 during the fiscal year ended October 31, 2015. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2016, and (ii) $0 during the fiscal year ended October 31, 2015.

(e)	Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit and Compliance Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2016 and October 31, 2015 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2016, and (ii) $0 for the fiscal year ended October 31, 2015.

(h) The Registrant’s Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2016 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 6, 2017

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: January 6, 2017

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.